                                                              File Nos. 33-71052
                                                                        811-8114

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933
                         Post-Effective Amendment No. 18

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 56

                            SEPARATE ACCOUNT VA-K OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               440 Lincoln Street
                               Worcester MA 01653
              (Address of Depositor's Principal Executive Offices)

                                 (508) 855-1000
               (Depositor's Telephone Number, including Area Code)

                          Charles F. Cronin, Secretary
          First Allmerica Financial Life Insurance and Annuity Company
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)

                   It is proposed that this filing will become effective:

          / /immediately upon filing pursuant to Paragraph (b) of Rule 485 /X/on May 1, 2006 pursuant to Paragraph (b) of Rule 485
          / /60 days after filing pursuant to Paragraph (a) (1) of Rule 485 / /on (date) pursuant to Paragraph (a) (1) of Rule 485
          / /this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("the 1940 Act"), Registrant has registered an indefinite amount of its securities under the Securities Act of 1933 ("the 1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2005 was filed on or before March 30, 2006.

            CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUSES OF
                          ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.   CAPTION IN PROSPECTUSES
-----------------   -----------------------
1                   Cover Page

2                   Special Terms

3                   Prospectus A: Summary of Fees and Expenses; Summary of the
                    Policy Features Prospectus B: Summary of Fees and Expenses;
                    Summary of the Contract Features

4                   Condensed Financial Information; Performance Information

5                   Prospectus A: Description of the Companies, the Separate
                    Account and the Underlying Investment Companies
                    Prospectus B: Description of the Companies, the Variable
                    Accounts and the Underlying Investment Companies

6                   Charges and Deductions

7                   Prospectus A: The Variable Annuity Policies Prospectus B:
                    Description of the Contract

8                   Prospectus A: The Variable Annuity Policies Prospectus B:
                    Electing the Form of Annuity and the Annuity Date;
                    Description of Variable Annuity Payout Options; Annuity
                    Benefit Payments

9                   Death Benefit

10                  Prospectus A: Purchase Payments; Computation of Policy
                    Values and Annuity Payments Prospectus B: Payments;
                    Computation of Values; Distribution

11                  Prospectus A: Surrender; Partial Redemption Prospectus B:
                    Surrender; Withdrawals; Charge for Surrender and Withdrawal;
                    Withdrawal Without Surrender Charge; Texas Optional
                    Retirement Program

12                  Federal Tax Considerations

13                  Legal Matters

14                  Statement of Additional Information-Table of Contents

FORM N-4 ITEM NO.   CAPTION IN STATEMENTS OF ADDITIONAL INFORMATION
-----------------   -----------------------------------------------
15                  Cover Page

16                  Table of Contents

17                  General Information and History

18                  Services

19                  Underwriters

20                  Underwriters

21                  Performance Information

22                  Annuity Benefit Payments

23                  Financial Statements

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS


This Prospectus provides important information about the ExecAnnuity Plus '93 variable annuity policy issued by First Allmerica Financial Life Insurance Company (Form A3018-94) in Hawaii and New York. AS OF THE DATE OF THIS PROSPECTUS, THE COMPANY HAS EFFECTIVELY CEASED ISSUING NEW CONTRACTS EXCEPT IN CONNECTION WITH CERTAIN PREEXISTING CONTRACTUAL PLANS AND PROGRAMS.


PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information dated May 1, 2006 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Annuity Client Services at 1-800-533-7881 or returning the attached request card. The Table of Contents of the Statement of Additional Information is listed on page 4 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


The Separate Account, known as Separate Account VA-K, is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option invests exclusively in shares of one of the following funds:


GOLDMAN SACHS VARIABLE INSURANCE  TRUST (SERVICE SHARES)
Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
AIM V.I. Blue Chip Fund

AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund
AIM V.I. Global Health Care Fund


AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)
AIM V.I. Basic Value Fund
AIM V.I. Capital Development Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Growth and Income Portfolio
AllianceBernstein Large Cap Growth Portfolio
AllianceBernstein Small/Mid-Cap Value Portfolio
AllianceBernstein Value Portfolio

DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

DELAWARE VIP TRUST (SERVICE CLASS)
Delaware VIP Growth Opportunities Series


DWS VARIABLE SERIES II
DWS Technology Growth VIP
DWS Dreman Financial Services VIP


EATON VANCE VARIABLE TRUST
Eaton Vance VT Floating-Rate Income Fund

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

Fidelity VIP Asset Manager(SM) Portfolio

Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE CLASS 2)
Fidelity VIP Contrafund(R) Portfolio
Fidelity VIP Growth Opportunities Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                DATED MAY 1, 2006

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Growth and Income Securities Fund
FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small-Mid Cap Growth Securities Fund
FT VIP Mutual Shares Securities Fund
FT VIP Templeton Foreign Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Growth and Income Portfolio
Janus Aspen Large Cap Growth Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE CLASS)
MFS(R) Mid Cap Growth Series
MFS(R) New Discovery Series
MFS(R) Total Return Series
MFS(R) Utilities Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)
Oppenheimer Balanced Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street Fund/VA

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
Pioneer Emerging Markets VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

The Company's General Account is also available as an investment option and offers a fixed interest rate guaranteed for one year from the time a payment is received.

                                TABLE OF CONTENTS

SPECIAL TERMS                                                                                            5
SUMMARY OF FEES AND EXPENSES                                                                             6
SUMMARY OF THE POLICY FEATURES                                                                          10
PERFORMANCE INFORMATION                                                                                 12
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS                              14
INVESTMENT OBJECTIVES AND POLICIES                                                                      15
WHAT IS AN ANNUITY?                                                                                     20
CHARGES AND DEDUCTIONS                                                                                  21
     SURRENDER CHARGE                                                                                   21
     PREMIUM TAXES                                                                                      24
     POLICY FEE                                                                                         24
     ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS                                                     24
THE VARIABLE ANNUITY POLICIES                                                                           26
     DISRUPTIVE TRADING                                                                                 26
     PURCHASE PAYMENTS                                                                                  27
     RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY                                                      27
     RIGHT TO CANCEL ALL OTHER POLICIES                                                                 28
     TELEPHONE TRANSACTION PRIVILEGE                                                                    28
     TRANSFER PRIVILEGE                                                                                 28
     AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS                                      29
     SURRENDER                                                                                          30
     PARTIAL REDEMPTION                                                                                 30
     DEATH BENEFIT                                                                                      31
     THE SPOUSE OF THE OWNER AS BENEFICIARY                                                             32
     ASSIGNMENT                                                                                         32
     ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE                                                  32
     DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS                                                     33
     NORRIS DECISION                                                                                    34
     COMPUTATION OF POLICY VALUES AND ANNUITY BENEFIT PAYMENTS                                          34
FEDERAL TAX CONSIDERATIONS                                                                              37
     GENERAL                                                                                            37
     QUALIFIED AND NON-QUALIFIED POLICIES                                                               38
     TAXATION OF THE POLICY                                                                             38
     TAX WITHHOLDING                                                                                    42
     PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS                                                  42
LOANS (QUALIFIED POLICIES ONLY)                                                                         43
STATEMENTS AND REPORTS                                                                                  43
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS                                                       44
VOTING RIGHTS                                                                                           45
CHANGES TO COMPLY WITH LAW AND AMENDMENTS                                                               45
DISTRIBUTION                                                                                            45
LEGAL MATTERS                                                                                           46
FURTHER INFORMATION                                                                                     46
APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT                                               A-1
APPENDIX B -- CONDENSED FINANCIAL INFORMATION - FIRST ALLMERICA
FINANCIAL LIFE INSURANCE COMPANY                                                                       B-1

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                                                          3
TAXATION OF THE POLICY, THE SEPARATE ACCOUNT AND THE COMPANY                                             5
SERVICES                                                                                                 5
UNDERWRITERS                                                                                             6
ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION                                               7
PERFORMANCE INFORMATION                                                                                  8
FINANCIAL STATEMENTS                                                                                   F-1

                                  SPECIAL TERMS

ACCUMULATED VALUE: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the General Account credited to the Policy on any date before the Annuity Date.

ACCUMULATION UNIT: a unit of measure used to calculate the value of a Sub-Account before annuity payments begin.

ANNUITANT: the person designated in the Policy to whom the Annuity is to be paid.

ANNUITY DATE: the date on which annuity payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.

ANNUITY UNIT: a unit of measure used to calculate the value of the periodic annuity payments under the Policy.


COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to First Allmerica Financial Life Insurance Company for ExecAnnuity Plus '91 policies issued in New York on Form A3018-94 on and after April 1, 1994.


CUMULATIVE EARNINGS: the Accumulated Value reduced by total payments not previously withdrawn.

FIXED ANNUITY PAYOUT: an annuity payout option providing for payments which remain fixed in amount throughout the annuity payment period.

GENERAL ACCOUNT: all the assets of the Company other than those held in a Separate Account.

SEPARATE ACCOUNT: Separate Account VA-K of the Company. Separate Account VA-K consists of assets segregated from other assets of the Company. The investment performance of the assets of the Separate Account is determined separately from the other assets of the Company and are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: a subdivision of the Separate Account investing exclusively in the shares of a corresponding Underlying Fund.

SURRENDER VALUE: the Accumulated Value of the Policy on full surrender after deducting any applicable Policy fee, rider charge and surrender charge.


UNDERLYING FUND (OR FUNDS): certain investment portfolios of AIM Variable Insurance Funds ("AIM"), AllianceBernstein Variable Products Series Fund, Inc. ("Alliance"), Delaware VIP Trust ("Delaware VIP"), Eaton Vance Variable Trust ("EVVT"), Fidelity Variable Insurance Products Funds ("Fidelity VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), Goldman Sachs Variable Insurance Trust "GSVIT"), Janus Aspen Series ("Janus Aspen"), MFS(R) Variable Insurance Trust(SM) (the "MFS Trust"), Oppenheimer Variable Account Funds ("Oppenheimer"), Pioneer Variable Contracts Trust ("Pioneer VCT"), DWS Variable Series II ("DVS"), and T. Rowe Price International Series, Inc. ("T. Rowe Price").


VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and unit values of the Sub-Accounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy was received) when there is a sufficient degree of trading in an Underlying Fund's portfolio securities such that the current unit value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: the interval between two consecutive Valuation Dates.


VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of the Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Money Market Fund, or Goldman Sachs Equity Index Fund.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will bear under the ExecAnnuity Plus Policies. The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The purpose of the tables is to help you understand these various charges.

                                     TABLE I
                           OWNER TRANSACTION EXPENSES

TABLE I DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY AND WHEN YOU TRANSFER VALUES AMONG THE INVESTMENT OPTIONS. (NOTE: THE COMPANY DOES NOT CHARGE A TRANSACTION CHARGE WHEN YOU PURCHASE THE POLICY AND DOES NOT CURRENTLY CHARGE WHEN YOU TRANSFER AMONG INVESTMENT OPTIONS.) STATE PREMIUM TAXES ARE APPLICABLE IN SOME STATES AND ARE DEDUCTED AS DESCRIBED IN "PREMIUM TAXES" UNDER CHARGES AND DEDUCTIONS.

                                                       MAXIMUM CHARGE
   SURRENDER CHARGE(1):
   (as a percentage of payments withdrawn)                 8.0%

   TRANSFER CHARGE(2):                               $0 on the first 12
                                                    transfers in a Policy
                                                     year. Up to $25 for
                                                    subsequent transfers

(1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or annuitization under any period certain option. The charge is a percentage of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period.

             COMPLETE YEARS FROM
               DATE OF PAYMENT          CHARGE
               ---------------          ------
                     0-2                  8%
                      3                   7%
                      4                   6%
                      5                   5%
                      6                   4%
                      7                   3%
                      8                   2%
                      9                   1%
                  Thereafter              0%

(2) The Company currently makes no charge for processing transfers and guarantees that the first 12 transfers in a Policy year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

                                    TABLE II
         PERIODIC FEES AND EXPENSES OTHER THAN UNDERLYING FUND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE FEES AND EXPENSES OF EACH UNDERLYING FUND:


   ANNUAL POLICY FEE:(1)                                                                              $   30

   ANNUAL  VARIABLE SUB-ACCOUNT EXPENSES:
   (on an annual basis as percentage of average daily net assets)
   Mortality and Expense Risk Charge:                                                                   1.25%
   Administrative Expense Charge:                                                                       0.20%
                                                                                                      -------
   Total Annual Expenses:                                                                               1.45%

----------

(1) During the accumulation phase, a Policy fee equal to the lesser of $30 or 3% is deducted annually and upon surrender when Accumulated Value is $50,000 or less. The fee is waived for Policies issued to and maintained by the trustee of a 401(k) plan.

                                    TABLE III
             TOTAL ANNUAL OPERATING EXPENSES OF THE UNDERLYING FUNDS

TABLE III SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH UNDERLYING FUND'S FEES AND EXPENSES, INCLUDING INFORMATION ABOUT ANY EXPENSE CAPS OR REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS FOR THE UNDERLYING FUNDS.


       TOTAL ANNUAL FUND OPERATING EXPENSES                  MINIMUM                    MAXIMUM
       ------------------------------------                  -------                    -------
Expenses that are deducted from                     Annual charge of 0.56%(1)  Annual charge of 1.99% of
Underlying Fund assets, including                     of average daily net      average daily net assets
management fees, distribution and/or                          assets
service (12b-1) fees and other expenses.



(1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses set forth after the portfolio names, respectively, would have been: Fidelity VIP Equity Income (0.55%), Fidelity VIP Growth Opportunities (0.92%), Fidelity VIP Value Strategies (0.91%). These offsets may be discontinued at any time.

The table above shows the minimum and maximum expenses of the Funds during 2005. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year. The Underlying Fund information is based on information provided by the Underlying Portfolio and is not independently verified by the Company.


EXAMPLES

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE POLICY WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE OWNER TRANSACTION EXPENSES, POLICY FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING FUND FEES AND EXPENSES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

MAXIMUM EXPENSE EXAMPLE


The following example assumes that you invest $10,000 in the Policy for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the optional rider with the maximum possible charge. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


(1) If, at the end of the applicable time period, you surrender your Policy or annuitize under any period certain option:


                                                 1 YEAR     3 YEARS    5 YEARS   10 YEARS
          -------------------------------------------------------------------------------
          Fund with the maximum total
          operating expenses                    $  1,105   $  1,797   $  2,409   $  3,984

(2) If you do NOT surrender your Policy or if you annuitize at the end of the applicable time period under a life option:


                                                 1 YEAR     3 YEARS    5 YEARS   10 YEARS
          -------------------------------------------------------------------------------
          Fund with the maximum total
          operating expenses                    $    376   $  1,143   $  1,930   $  3,984


MINIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Policy for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Fund and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If, at the end of the applicable time period, you surrender your Policy or annuitize under any period certain option:


                                                 1 YEAR     3 YEARS    5 YEARS   10 YEARS
          -------------------------------------------------------------------------------
          Fund with the minimum total
          operating expenses                    $    950   $  1,333   $  1,608   $  2,390


(2) If you do NOT surrender your Policy or if you annuitize at the end of the applicable time period under a life option:


                                                 1 YEAR     3 YEARS    5 YEARS   10 YEARS
          -------------------------------------------------------------------------------
          Fund with the minimum total
          operating expenses                    $    209   $    646   $  1,108   $  2,390

                         SUMMARY OF THE POLICY FEATURES

INVESTMENT OPTIONS


Purchase payments may be allocated among the variable Sub-Accounts available under the Policies (up to seventeen Sub-Accounts, in addition to the Goldman Sachs Money Market Fund, may be utilized at any one time) and a fixed account ("General Account") of the Company (together "investment options"). The Sub-Accounts are subdivisions of Separate Account VA-K (the "Separate Account"), a separate account of the Company. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act") but such registration does not involve the supervision or management of investment practices or policies by the Securities and Exchange Commission ("SEC"). For more information about the Separate Account and the Company, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS. For more information about the General Account see APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT.


INVESTMENT IN THE SUB-ACCOUNT


Each Sub-Account available under the Policies invests its assets without sales charge in a corresponding investment series. You may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Goldman Sachs Money Market Fund. Each Underlying Fund operates pursuant to different investment objectives and this range of investment options enables you to allocate your money among the Underlying Funds to meet your particular investment needs. For a more detailed description of the Underlying Funds, see INVESTMENT OBJECTIVES AND POLICIES.


There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. For more information about the investments of the Underlying Funds, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS. The accompanying prospectuses of the Underlying Investment Companies describe the investment objectives and risks of each of the Underlying Funds.

The value of each Sub-Account will vary daily depending on the performance of the investments made by the respective Underlying Funds. Dividends or capital gains distributions received from an Underlying Fund are reinvested in additional shares of that Underlying Fund, which are retained as assets of the Sub-Account.

TRANSFERS BETWEEN INVESTMENT OPTIONS

Prior to the Annuity Date, amounts may be transferred among the Sub-Accounts and between the Sub-Accounts and the General Account subject to certain limitations described under "TRANSFER PRIVILEGE" under THE VARIABLE ANNUITY POLICIES. Automatic Transfers (Dollar Cost Averaging), which gradually moves money to one or more of the Underlying Funds, is available at no additional charge. Automatic Account Rebalancing, which ensures that assets remain allocated according to the Owner's designated percentage allocation mix, is also available at no additional charge. Automatic Transfers (Dollar Cost Averaging) and Automatic Account Rebalancing may not be in effect at the same time.

ANNUITY PAYMENTS

The owner of a Policy ("Owner") may select variable annuity benefit payments based on one or more of certain Sub-Accounts, fixed annuity payouts, or a combination of fixed and variable payments. Fixed annuity payouts are guaranteed by the Company.

CANCELLATION RIGHTS

The Owner may cancel the Policy at any time between the date of the application and the date 10 days after receipt of the Policy. For more information about cancellation rights, see "RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY" and "RIGHT TO CANCEL ALL OTHER POLICIES" under THE VARIABLE ANNUITY POLICIES.

PAYMENT MINIMUMS AND MAXIMUMS

Under the Policies, purchase payments are not limited as to frequency, but no payments may be submitted within one month of the Annuity Date. Generally, the initial purchase payment must be at least $600 and subsequent payments must be at least $50. Under a monthly automatic payment plan or a payroll deduction plan, each purchase payment must be at least $50. However, in cases where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600.

The Company reserves the right to set maximum limits on the aggregate purchase payments made under the Policy. In addition, the Internal Revenue Code (the "Code") imposes maximum limits on contributions under qualified annuity plans.

CHARGES AND DEDUCTIONS

For a complete discussion of charges, see CHARGES AND DEDUCTIONS.

SURRENDER CHARGE. No sales charge is deducted from purchase payments at the time the payments are made. However, a surrender charge may be assessed on withdrawals of payments that have not been invested for nine full years.

ANNUAL POLICY FEE. During the accumulation phase, a Policy Fee equal to the lesser of $30 or 3% of Accumulated Value will be deducted on a Policy Anniversary or upon full surrender when the Accumulated Value on that date is $50,000 or less. The Policy Fee is waived for policies issued to and maintained by the trustee of a 401(k) plan.

PREMIUM TAXES. A deduction for state and local premium taxes, if any, may be made as described under "Premium Taxes" under CHARGES AND DEDUCTIONS.

SEPARATE ACCOUNT ASSET CHARGES. The Company will deduct a daily charge, equivalent to 1.25% annually, of the average daily net assets of each Sub-Account at each Valuation Date. The charge is retained for the mortality and expense risks the Company assumes. In addition, to cover administrative expenses, the Company deducts a daily charge of 0.20% per annum of the value of the average net assets in the Sub-Accounts.

TRANSFER CHARGE. The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Policy year will be free of charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer. If the Owner has elected automatic transfers or automatic rebalancing, the first automatic transfer or rebalancing will count as one transfer for purposes of the twelve which are guaranteed to be free of a transfer charge in each Policy year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Policy year is without transfer charge and does not reduce the remaining number of transfers which may be made free of a transfer charge.

CHARGES OF THE UNDERLYING FUND. In addition to the charges described above, each Underlying Fund incurs certain management fees and expenses which are more fully described in the prospectuses of the Underlying Funds. These charges vary among the Underlying Funds and may change from year to year.

SURRENDER OR PARTIAL REDEMPTION

At any time before the Annuity Date, the Owner has the right either to surrender the Policy in full and receive its Surrender Value less any applicable tax withholding or to redeem a portion of the Policy's value subject to certain limits and any applicable surrender charge. There may be tax consequences for surrender or redemptions. For further information, see "SURRENDER" and "PARTIAL REDEMPTION" under THE VARIABLE ANNUITY POLICIES and "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS, and FEDERAL TAX CONSIDERATIONS.

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DEATH BENEFIT

If the Annuitant or Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon death of the Annuitant, the death benefit is equal to the greatest of (a) the Accumulated Value on the Valuation Date that the Company receives due proof of death; (b) the sum of the gross payment(s) made under the Policy reduced proportionately to reflect the amount of all partial redemptions, or (c) the death benefit that would have been payable on the most recent fifth year Policy Anniversary, increased for subsequent purchase payments and reduced proportionately to reflect withdrawals after that date. Upon death of the Owner, who is not also the Annuitant, the death benefit will equal the Accumulated Value of the Policy next determined following receipt of due proof of death at the Principal Office. See "DEATH BENEFIT" under THE VARIABLE ANNUITY POLICIES.

                             PERFORMANCE INFORMATION


The Company may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Performance tables are included in the Statement of Additional Information.


The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Sub-Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.


The yield of the Sub-Account investing in the to the Sub-Account investing in the Goldman Sachs Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Fund other than the to the Sub-Account investing in the Goldman Sachs Money Market Fund refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.


PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared in reports and promotional literature to:

(1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other

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     services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Policy features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

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                DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT
                            AND THE UNDERLYING FUNDS


THE COMPANY. Unless otherwise specified, any reference to the "Company" refers to First Allmerica Financial Life Insurance Company. The Company, which was originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. The Company is a wholly-owned subsidiary of The Hanover Insurance Group. As of December 31, 2005, the Company had over $3.4 billion in assets and over $4.9 billion of life insurance in force. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


THE SEPARATE ACCOUNT. The Company maintains a separate account called Separate Account VA-K. Separate Account VA-K of Allmerica Financial was authorized by vote of the Board of Directors of the Company on November 1, 1990. It is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Separate Account or the Company by the SEC.


Each Sub-Account invests in a corresponding investment portfolio. The assets used to fund the variable portions of the Policy are set aside in the Sub-Accounts of the Separate Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains or capital losses of the Company. Obligations under the Policy are obligations of the Company. Under Massachusetts law, the assets of the Separate Account may not be charged with any liabilities arising out of any other business of the Company.

The Company offers other variable annuity policies investing in the Separate Account which are not discussed in this Prospectus. The Variable Account also invests in other underlying funds which are not available to the Policy described in this Prospectus.

UNDERLYING FUNDS. Each Sub-Account invests in a corresponding investment portfolio ("Underlying Fund") of an open-end management investment company. The Underlying Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Underlying Funds may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Underlying Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Underlying Funds is set forth below. Certain Underlying Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Underlying Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. In some states, insurance regulations may restrict the availability of particular Funds.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS. PLEASE READ THEM CAREFULLY BEFORE INVESTING. The Statements of Additional Information ("SAI") of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.


GOLDMAN SACHS VARIABLE SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
ADVISER:  GOLDMAN SACHS ASSET MANAGEMENT, L.P.
ADVISER: GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL - GOLDMAN SACHS INTERNATIONAL EQUITY FUND

GOLDMAN SACHS CAPITAL GROWTH FUND - seeks long-term growth of capital.

GOLDMAN SACHS CORE FIXED INCOME FUND - seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

GOLDMAN SACHS EQUITY INDEX FUND - seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks. The sub-adviser is SSgA Funds Management, Inc.

GOLDMAN SACHS GOVERNMENT INCOME FUND - seeks a high level of current income, consistent with safety of principal.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND - seeks long-term growth of capital.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND - seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

GOLDMAN SACHS MID CAP VALUE FUND - seeks long-term capital appreciation.

GOLDMAN SACHS MONEY MARKET FUND - seeks to maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND - seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy. This Fund was formerly known as Goldman Sachs CORE(SM) U.S. Equity Fund.


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
ADVISER:  A I M ADVISORS, INC.

AIM V.I. BLUE CHIP FUND-- seeks to provide long-term growth of capital with a secondary objective of current income.


AIM V.I. CAPITAL APPRECIATION FUND-- seeks to provide growth of capital.

AIM V.I. CORE EQUITY FUND -- seeks to provide growth of capital.. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio manager believes have the potential for above-average growth in earnings. This Fund was formerly known as AIM V.I. Core Stock Fund.

AIM V.I. GLOBAL HEALTH CARE FUND -- seeks capital growth. The Fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care. This fund was formerly known as AIM V.I. Health Sciences Fund.


AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)
ADVISER: A I M ADVISORS, INC.

AIM V.I. BASIC VALUE FUND-- seeks to provide long-term growth of capital.

AIM V.I. CAPITAL DEVELOPMENT FUND-- seeks to provide long-term growth of capital.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

ADVISER:  ALLIANCEBERNSTEIN CAPITAL MANAGEMENT, L.P.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO -- seeks long-term growth of capital.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO -- seeks long-term growth of capital.

ALLIANCEBERNSTEIN SMALL/MID-CAP VALUE PORTFOLIO -- seeks long-term growth of capital.

ALLIANCEBERNSTEIN VALUE PORTFOLIO -- seeks long-term growth of capital.


DELAWARE VIP TRUST
ADVISER: DELAWARE MANAGEMENT COMPANY


DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. The Series invests primarily in foreign securities that provide the potential for capital appreciation and income.


DELAWARE VIP TRUST (SERVICE CLASS)
ADVISER: DELAWARE MANAGEMENT COMPANY


DELAWARE VIP GROWTH OPPORTUNITIES SERIES -- seeks long-term capital appreciation. The Series invests primarily in securities of medium-sized companies whose market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Series' investment. Management selects stocks of companies that they think will provide high and consistent earnings growth with a reasonable level of risk.

DWS VARIABLE SERIES II
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

DWS TECHNOLOGY GROWTH VIP -- seeks growth of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest up to 35% of its net assets in foreign securities. This Portfolio was formerly known as Scudder Technology Growth Portfolio.

DWS DREMAN FINANCIAL SERVICES VIP -- seeks to provide long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies. The sub-adviser is Dreman Value Management L.L.C. This Portfolio was formerly known as SVS Dreman Financial Services Portfolio.


EATON VANCE VARIABLE TRUST
ADVISER: EATON VANCE MANAGEMENT


EATON VANCE VT FLOATING-RATE INCOME FUND -- seeks to provide a high level of current income. The Fund invests primarily in interests in senior floating rate loans. These loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics. The Fund invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY


FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO -- seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income. The Fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the Standard & Poor's 500(SM) (S&P 500(R)). The sub-adviser is FMR Co., Inc.


FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The sub-adviser is FMR Co., Inc.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks high level of current income, while also considering growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE CLASS 2)
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FIDELITY VIP CONTRAFUND(R) PORTFOLIO -- seeks long-term capital appreciation. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO - seeks to provide capital growth. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP MID CAP PORTFOLIO -- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP VALUE STRATEGIES PORTFOLIO -- seeks capital appreciation. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors and Fidelity Investments Japan Limited.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
ADVISER: FRANKLIN ADVISERS, INC. - FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES
                                   FUND,
                                   FT VIP FRANKLIN GROWTH AND INCOME SECURITIES
                                   FUND, AND
                                   FT VIP FRANKLIN SMALL-MID CAP GROWTH
                                   SECURITIES FUND
ADVISER: FRANKLIN MUTUAL ADVISERS, LLC - FT VIP MUTUAL SHARES SECURITIES FUND
ADVISER: TEMPLETON INVESTMENT COUNSEL, LLC - FT VIP TEMPLETON FOREIGN SECURITIES FUND


FT VIP FRANKLIN GROWTH AND INCOME SECURITIES FUND -- seeks capital appreciation with current income as a secondary goal. The Fund normally invests predominantly in a broadly diversified portfolio of equity securities that the Fund's manager considers to be financially strong but undervalued by the market.

FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities. For this Fund, large-capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies. For this Fund, small cap companies are those with market capitalization values not exceeding $1.5 billion or the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase and mid cap companies are companies with market capitalization values not exceeding $8.5 billion, at the time of purchase.

FT VIP MUTUAL SHARES SECURITIES FUND -- seeks capital appreciation, with income as a secondary goal. The Fund normally invests mainly in equity securities that the manager believes are undervalued. The Fund normally invests primarily in undervalued stocks and to a lesser extent in risk arbitrage securities and distressed companies.

FT VIP TEMPLETON FOREIGN SECURITIES FUND -- seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities. The sub-adviser is Franklin Templeton Investment Management Limited.


JANUS ASPEN SERIES (SERVICE SHARES)
ADVISER: JANUS CAPITAL

JANUS ASPEN GROWTH AND INCOME PORTFOLIO -- seeks long-term capital growth and current income.

JANUS ASPEN LARGE CAP GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital.

MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE CLASS)
ADVISER: MFS INVESTMENT MANAGEMENT(R)

MFS(R) MID CAP GROWTH SERIES -- seeks long-term growth of capital.

MFS(R) NEW DISCOVERY SERIES -- seeks capital appreciation.

MFS(R) TOTAL RETURN SERIES -- seeks mainly to provide above-average income consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

MFS(R) UTILITIES SERIES -- seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)
ADVISER: OPPENHEIMERFUNDS, INC.

OPPENHEIMER BALANCED FUND/VA -- seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

OPPENHEIMER CAPITAL APPRECIATION FUND/VA -- seeks capital appreciation by investing in securities of well-known, established companies.

OPPENHEIMER GLOBAL SECURITIES FUND/VA -- seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities


OPPENHEIMER HIGH INCOME FUND/VA -- seeks a high level of current income from investment in lower grade, high-yield debt securities.


OPPENHEIMER MAIN STREET FUND/VA -- seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
ADVISER: PIONEER INVESTMENT MANAGEMENT, INC.

PIONEER EMERGING MARKETS VCT PORTFOLIO -- invests primarily in securities of emerging market issuers for long-term growth of capital.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO -- invests primarily in equity securities of REITs and other real estate industry issuers for long-term growth of capital. Current income is the portfolio's secondary investment objective.

T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER: T. ROWE PRICE INTERNATIONAL, INC.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The sub-adviser is T. Rowe Price Associates, Inc.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE SUB-ACCOUNTS WHICH BEST MEET INDIVIDUAL NEEDS AND OBJECTIVES, CAREFULLY READ THE UNDERLYING FUND PROSPECTUSES.

If there is a material change in the investment policy of a Sub-Account or the Fund in which it invests, the Owner will be notified of the change. If the Owner has Accumulated Value allocated to that Fund, he or she may have the Accumulated Value reallocated without charge to another Fund or to the Fixed Account, where available, on written request received by the Company within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or
(2) the receipt of the notice of the Owner's right to transfer.

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                               WHAT IS AN ANNUITY?

In general, an annuity is a policy designed to provide retirement income in the form of periodic annuity payments for the lifetime of the purchaser or an individual chosen by the purchaser. The retirement income payments are called "annuity payments" and the individual receiving the payments is called the "Annuitant." Annuity payments may begin immediately after a lump sum purchase is made or may begin after an investment period during which the amount necessary to provide the desired amount of retirement income is accumulated.

Under an annuity policy, the insurance company assumes a mortality risk and an expense risk. The mortality risk arises from the insurance company's guarantee that annuity payments will continue for the life of the Annuitant, regardless of how long the Annuitant lives or how long all Annuitants as a group live. The expense risk arises from the insurance company's guarantee that charges will not be increased beyond the limits specified in the policy, regardless of actual costs of operations.

The Owner's purchase payments, less any applicable deductions, are invested by the insurance company. After retirement, annuity payments are paid to the Annuitant for life or for such other period chosen by the Owner. In the case of a "fixed" payout annuity, the value of these annuity payments is guaranteed by the insurance company, which assumes the risk of making the investments to enable it to make the guaranteed payments. For more information about fixed payout annuities see APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT. With a variable annuity payout, the value of the Policy and the annuity payments are not guaranteed but will vary depending on the investment performance of a portfolio of securities. Any investment gains or losses are reflected in the value of the Policy and in the annuity benefit payments. If the portfolio increases in value, the value of the Policy increases. If the portfolio decreases in value, the value of the Policy decreases.

                             CHARGES AND DEDUCTIONS

Deductions under the Policy and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the Prospectuses and Statements of Additional Information of the Underlying Funds.

SURRENDER CHARGE

No charge for sales expense is deducted from purchase payments at the time the payments are made. However, a surrender charge is deducted from the Accumulated Value of the Policy in the case of surrender and/or partial redemption of the Policy or at the time annuity payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Policy's Accumulated Value is divided into three categories:

(1) New Payments - purchase payments received by the Company during the nine years preceding the date of the surrender;

(2) Old Payments - purchase payments invested in the Policy for more than nine years; and

(3)  the amount available under the Free Withdrawal Provision.

 See "Free Withdrawal Amounts" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from Free Withdrawal Amounts and then Old Payments, and finally from New Payments. Free Withdrawal Amounts and Old Payments may be withdrawn from the Policy at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

Where permitted by law, no surrender charge is imposed, and no commissions are paid, on Policies issued after December 31, 1992, where the Owner and Annuitant as of the date of application are both within the following class of individuals:


     All employees and directors of the Company all retired employees; all spouses and immediate family members of such employees, directors and retirees, who reside in the same household; and beneficiaries who receive a death benefit under a deceased employee's or retiree's progress sharing plan.


For purposes of the above class of individuals, "the Company" includes its affiliates and subsidiaries; "immediate family members" means children, siblings, parents and grandparents; "retirement date" means an employee's early, normal or late retirement date, as defined in the First Allmerica's Companies Pension Plan or any successor plan; and "progress sharing plan" means the First Allmerica Financial Life Insurance Company Incentive and Profit Sharing Plan or any successor plan.

Any elimination of or reduction in the amount of duration of the surrender charge will not discriminate unfairly among purchasers. The Company will not make any changes to the charge where prohibited by law.

CHARGE FOR SURRENDER AND PARTIAL REDEMPTION. If a Policy is surrendered, or if New Payments are redeemed, while the Policy is in force and before the Annuity Date, a surrender charge may be imposed. The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Policy. Amounts withdrawn are then deducted first from Old Payments. Thereafter, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The Surrender Charge is as follows:

                                       CHARGE AS
             YEARS FROM DATE OF      PERCENTAGE OF
             PAYMENT TO DATE OF       NEW PAYMENTS
                WITHDRAWAL             WITHDRAWN
             -------------------------------------
                    0-2                   8%
                     3                    7%
                     4                    6%
                     5                    5%
                     6                    4%
                     7                    3%
                     8                    2%
                     9                    1%
                more than 9               0%

The amount redeemed equals the amount requested by the Owner plus the charge, if any. The charge is applied as a percentage of the New Payments redeemed, but in no event will the total surrender charge exceed a maximum limit of 8% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, partial redemptions, and annuitization.

FREE WITHDRAWAL AMOUNTS. In each calendar year, the Company will waive the surrender charge, if any, on an amount ("Free Withdrawal Amount") equal to the greatest of (1), (2) or (3):

Where (1) is: 100% of Cumulative Earnings (calculated as the Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed);

Where (2) is: 10% of the Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior partial redemptions made in the same calendar year to which no surrender charge was applied;

Where (3) is: The amount calculated under the Company's life expectancy distribution (see "Life Expectancy Distributions," below), whether or not the withdrawal was part of such distribution (applies only if the Owner and Annuitant are the same individual).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Free Withdrawal Amount of $1,530, which is equal to the greatest of:

(1)  Cumulative Earnings ($1,000);

(2)  10% of Accumulated Value ($1,500); or

(3)  LED of 10.2% of Accumulated Value ($1,530).

The Free Withdrawal Amount will be deducted first from Cumulative Earnings. If the Free Withdrawal Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously redeemed on a last-in-first-out ("LIFO") basis. This means that the last payments credited to the Policy will be withdrawn first. If more than one partial withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Free Withdrawal Amount has been redeemed.

LIFE EXPECTANCY DISTRIBUTIONS. Each calendar year prior to the Annuity Date, an Owner who also is the Annuitant may take without surrender charge a series of systematic withdrawals from the Policy according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Principal Office.

The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time. Under policies issued in Hawaii and New York, the LED option will terminate automatically on the maximum Annuity Date permitted under the Policy, at which time an Annuity Option must be selected.

If an Owner elects the Company's LED option, (based on the applicable IRS table), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Policy changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Policy and be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see FEDERAL TAX CONSIDERATIONS, "TAXATION OF THE POLICIES IN GENERAL." In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the amount of the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the Surrender Value less any applicable tax withholding. Subject to the same rules that are applicable to partial redemptions, the Company will not assess a surrender charge on a Free Withdrawal Amount. Because Old Payments count in the calculation of the Free Withdrawal Amount, if Old Payments equal or exceed the Free Withdrawal Amount, the Company may assess the full applicable surrender charge on New Payments.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Policy on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Policy to other policies issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the valuation date on which a written, signed request is received at the Principal Office.

For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining under the Policy in the case of partial redemption, and important tax considerations, see "SURRENDER" and "PARTIAL REDEMPTION" under THE VARIABLE ANNUITY POLICIES, and see FEDERAL TAX CONSIDERATIONS.

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If the Owner chooses a period certain option (Option V or the comparable fixed annuity option), a surrender charge will be deducted from the Accumulated Value of the Policy if the Annuity Date occurs at any time during the surrender charge period. Such charge is the same as that which would apply had the policy been surrendered on the Annuity Date.

No surrender charge is imposed at the time of annuitization in any policy year under an option involving a life contingency (Options I, II, III, IV-A, IV-B or the comparable fixed annuity options).

SALES EXPENSE. The Company paid sales commissions, not to exceed 6% of initial purchase payments, to entities which sold the Policies. Certain representatives may receive commissions of up to 6% of subsequent purchase payments. The Company intends to recoup the commissions and other sales expenses through a combination of anticipated surrender charges, described above, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company which may include amounts derived from mortality and expense risk charges. There is no additional charge to Owners or to the Separate Account. Any surrender charges assessed on a Policy will be retained by the Company. Alternative commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1% of the Policy's Accumulated Value.

PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity policies. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

(1) if the premium tax was paid by the Company when purchase payments were received, to the extent permitted in the Policy the premium tax charge may be deducted on a pro-rata basis when partial withdrawals are made, upon surrender of the Policy, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Policies at the time the purchase payments are received); or

(2) the premium tax charge is deducted in total when annuity benefit payments begin.

If no amount for premium tax was deducted at the time the purchase payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Policy's Accumulated Value at the time such determination is made.

POLICY FEE

A $30 Policy fee currently is deducted on the Policy anniversary date and upon full surrender of the Policy if the Accumulated Value on any of these dates is $50,000 or less. The Policy fee is not deducted after annuitization. The Policy fee is waived for Policies issued to and maintained by a trustee of a 401(k) plan.


Where amounts have been allocated to more than one investment option (General Account and/or one or more of the Sub-Accounts), a percentage of the total Policy fee will be deducted from the value in each investment option. The portion of the charge deducted from each will be equal to the percentage which the value in that investment option bears to the total Accumulated Value under the Policy. The deduction of the Policy fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that Sub-Account.


ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a daily charge against the assets of each Sub-Account to compensate for certain mortality and expense risks which it has assumed. The charge is imposed during both the accumulation period and the annuity period. The mortality risk arises from the Company's guarantee that it will make annuity payments in accordance with annuity rate provisions established at the time the Policy is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all Policies, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Policies and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation period and the annuity period. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. However, there is no direct relationship between the amount of administrative expenses imposed on a given policy and the amount of expenses actually attributable to that policy.

Deductions for the Policy and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Separate Account and the Policies include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

TRANSFER CHARGE. The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Policy Year will be free of a transfer charge. For each subsequent transfer, it reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the costs of processing transfers. If the Owner has elected automatic transfers or automatic rebalancing, the first automatic transfer or rebalancing will count as one transfer for purposes of the twelve which are guaranteed to be free of a transfer charge in each Policy year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Policy year is without transfer charge and does not reduce the remaining number of transfers which may be made free of a transfer charge.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. The prospectuses and SAIs of the Underlying Funds contain additional information concerning expenses of the Underlying Funds and should be read in conjunction with this Prospectus.

                          THE VARIABLE ANNUITY POLICIES

AS OF THE DATE OF THIS PROSPECTUS, THE COMPANY HAS EFFECTIVELY CEASED ISSUING NEW POLICIES EXCEPT IN CONNECTION WITH CERTAIN PRE-EXISTING CONTRACTUAL PLANS AND PROGRAMS. REFERENCES TO ISSUE REQUIREMENTS AND INITIAL PAYMENTS ARE INCLUDED AS INFORMATION REGARDING GENERAL COMPANY PROCEDURES. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Owners.

DISRUPTIVE TRADING

This Policy is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners.

In order to protect our Policy Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

-  the number of transfers made over a period of time;
-  the length of time between transfers;
- whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;
-  the dollar amount(s) requested for transfers; and
- whether the transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners; and
-  the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Policy Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple policies owned by the same Policy Owners. We may also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from sub-account to sub-account. The Disruptive Trading Procedures limit the number of transfers a Policy Owner may make during a given period, limit the number of times a Policy Owner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Policy, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners or other holders of the Underlying Funds.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Policy Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Policy Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Policy Owner who engages in disruptive trading. In addition, the terms of some policies previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable policies issued by other insurance companies or among investment options available to retirement plan participants.

PURCHASE PAYMENTS

Purchase payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial payment is credited to the Policy as of the date that the properly completed application that accompanies the payment is received by the Company at its Principal Office. If an application is not completed within five business days of the Company's receipt of the initial payment, or does not specify how payments are to be allocated among the investment options, the initial purchase payment will be returned within five business days. After a policy is issued, Accumulation Units will be credited to the Policy at the unit value computed as of the Valuation Date that a purchase payment is received at the Company's Principal Office on the basis of accumulation unit value next determined after receipt.

Payments may be made to the Policy prior to the Annuity Date. Purchase payments are not limited as to frequency and number, but there are certain limitations as to amount. Generally, the initial payment must be at least $600. Under a salary deduction or a monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600. Total payments may not exceed the maximum limit specified in the Policy. If the payments are divided among two or more investment option, a net amount of at least $10 of each payment must be allocated to each option.


Generally, unless otherwise requested, all payments will be allocated among investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the Goldman Sachs Money Market Fund.


RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Policy intended to qualify as an IRA may cancel the Policy at any time within ten days after receipt of the Policy and receive a refund. In order to cancel the Policy, the Owner must mail or deliver the Policy to the agent through whom the Policy was purchased, to the Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Policy for cancellation to be effective.

Within seven days, the Company will provide a refund equal to gross payments received. In some states, however, the refund may equal the greater of (1) gross payments, or (2) the difference between the payment received and any amount allocated to the Separate Account plus the Accumulated Value of the Sub-Accounts plus any amounts deducted under the Policy or by the Underlying Funds for taxes, charges or fees. The "Right to Examine" provision on the cover of the Policy will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (1) or (2) as set forth above.

The liability of the Separate Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

RIGHT TO CANCEL ALL OTHER POLICIES

An Owner may cancel the Policy at any time within ten days after receipt of the Policy (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Separate Account, and (2) the Accumulated Value of amounts allocated to the Separate Account as of the date the request is received. If the Policy was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above will be used. At the time the Policy is issued, the "Right to Examine" provision on the cover of the Policy will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

TELEPHONE TRANSACTION PRIVILEGE

The Owner, or anyone authorized by the Owner, may change allocation instructions for new payments pursuant to a written or telephone request. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded.

The Company cannot guarantee that it can always be reached to complete a telephone transaction. Under these circumstances, the Owner should submit the request in writing or other form acceptable to the Company.

TRANSFER PRIVILEGE


Subject to the Company's then current rules including the Disruptive Trading restrictions described above under THE VARIABLE ANNUITY POLICIES, prior to the Annuity Date, an Owner may have amounts transferred among the Sub-Accounts or from the Sub-Account to the General Account, where available. Currently, transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Goldman Sachs Money Market Fund, are utilized at any one time. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer order. Transfers to and from the Fixed Account are currently subject to the restrictions set forth under APPENDIX A - MORE INFORMATION ABOUT THE FIXED ACCOUNT.


If an Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

Currently, the Company makes no charge for transfers. The first 12 transfers in a Policy year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Policy year, the Company reserves the right to assess a charge, guaranteed not to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging) or an Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Policy year. Each subsequent transfer or rebalancing under that request in the same or a subsequent Policy year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

Except for transfers made under the automatic transfer option (Dollar Cost Averaging) and for transfers made under policies issued to residents of Texas, no transfers from the General Account are permitted except during the 30-day period beginning on each policy anniversary. During this 30-day "window" period, any amount (up to 100%) of the policy's Accumulated Value may be transferred. In Texas, transfers from the Fixed Account are also permitted if there has been at least a ninety day period since the last transfer from the General Account and the amount of the transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value.

AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS


AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) OPTION. The Owner may elect automatic transfers of a pre-determined dollar amount (sometimes called "Dollar Cost Averaging"), of not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Sub-Account investing in the Goldman Sachs Money Market Fund or the Goldman Sachs Government Income Fund ("source account") to one or more of the Sub-Accounts. Automatic transfers may not be made into the General Account or to a Sub-Account being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.


The General Account may be used as the source account from which automatic transfers can be made provided that:

(1) the amount of each monthly transfer cannot exceed 10% of the value in the General Account as of the date of the first transfer;

(2) the amount of each bi-monthly transfer cannot exceed 20% of the value of the General Account as of the date of the first transfer; and

(3) each quarterly transfer cannot exceed 25% of the value in the General Account as of the date of the first transfer.

AUTOMATIC ACCOUNT REBALANCING OPTION. The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as requested by the Owner, the Company will review the percentage allocations in the Sub-Accounts and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be allocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the allocation mix is received by the Company.

LIMITATIONS. The Company reserves the right to limit the number of Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, automatic transfers and automatic rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Policy is purchased or at a later date.

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SURRENDER

At any time prior to the Annuity Date, a Owner may surrender the Policy and receive its Surrender Value. The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881.

The Owner must return the Policy and a signed, written request for surrender on a Company surrender form to the Company to the Principal Office. The Surrender Value will be calculated based on the Accumulated Value of the Policy as of the Valuation Date on which the request and the Policy are received at the Principal Office.

Before the Annuity Date, a surrender charge may be deducted when a Policy is surrendered if payments have been credited to the Policy during the last nine full Policy years. See CHARGES AND DEDUCTIONS. The Policy fee will be deducted upon surrender of the Policy.

After the Annuity Date, only Policies annuitized under a commutable period certain option (as specified in Annuity Option V) may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Sub-Account during any period which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each Separate Account is not reasonably practicable.

The Company reserves the right to defer surrenders and partial redemptions of amounts allocated to the Company's General Account for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program" under "PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS." For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL REDEMPTION

At any time prior to the Annuity Date, an Owner may redeem a portion of the Accumulated Value of his or her Policy, subject to the limits stated below. The request for withdrawal must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site, http://www.allmerica.com/afs/account/forms.html.

The Owner must file a signed, written request for redemption on a Company withdrawal form at the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the account from which such amount is to be redeemed. The amount redeemed equals the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS.

Where allocations have been made to more than one investment option, a percentage of the partial redemption may be allocated to each. A partial redemption from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date that the request is received at the Principal Office. Each partial redemption must be a minimum of $100.

Partial redemptions will be paid in accordance with the time limitations described above under "SURRENDER."

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "Tax-sheltered Annuities" and "Texas Optional Retirement Program" under "PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS." For important tax consequences which may result from partial redemptions, see FEDERAL TAX CONSIDERATIONS.

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DEATH BENEFIT

If the Annuitant dies (or an Owner predeceases the Annuitant) prior to the Annuity Date while the Policy is in force, a death benefit will be paid to the beneficiary, except where the Policy continues as provided below in "THE SPOUSE OF THE OWNER AS BENEFICIARY." Upon death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of:

(1) the Accumulated Value on the Valuation Date that the Company receives both the death certificate and all necessary claim paperwork at the Principal Office,

(2) the total amount of gross payments made under the Policy reduced proportionately to reflect the amount of all prior partial withdrawals, or

(3) the death benefit that would have been payable on the most recent fifth year Policy anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date.

A partial withdrawal will reduce the gross payments available as a death benefit under (2) above in the same proportion that the Accumulated Value was reduced on the date of withdrawal. For each withdrawal, the reduction is calculated by multiplying the total amount of gross payments by a fraction, the numerator of which is the amount of the partial withdrawal and the denominator of which is the Accumulated Value immediately prior to the withdrawal. For example, if gross payments total $8,000 and a $3,000 withdrawal is made when the Accumulated Value is $12,000, the proportional reduction of gross payments available as a death benefit is calculated as follows: The Accumulated Value is reduced by 1/4 (3,000 divided by 12,000); therefore, the gross amount available as a death benefit under (2) also will be reduced by 1/4 (8,000 times 1/4 equals $2,000), so that the $8,000 gross payments are reduced to $6,000. Payments made after a withdrawal will increase the death benefit available under (2) by the amount of the payment.

A partial withdrawal after the most recent fifth year Policy anniversary will decrease the death benefit available under (3) in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For example, if the death benefit that would have been payable on the most recent fifth year Policy anniversary is $12,000 and partial withdrawals totaling $5,000 are made thereafter when the Accumulated Value is $15,000, the proportional reduction of death benefit available under (3) is calculated as follows: The Accumulated Value is reduced by 1/3 (5,000 divided by 15,000); therefore, the death benefit that would have been payable on the most recent fifth year Policy anniversary will also be reduced by 1/3 (12,000 times 1/3 or $4,000), so that the death benefit available under (3) will be $8,000 ($12,000 minus $4,000). Payments made after the most recent fifth year Policy anniversary will increase the death benefit available under (3) by the amount of the payment. Upon death of an Owner who is not the Annuitant, the death benefit is equal to the Accumulated Value of the Policy next determined following receipt of due proof of death received at the Principal Office.

Upon death of an Owner who is not the Annuitant, the death benefit is equal to the Accumulated Value on the Valuation Date that the Company receives due proof of death received at the Principal Office.

The death benefit generally will be paid to the beneficiary in one sum. The beneficiary may, however, by written request, elect one of the following options:

(1) The payment of the one sum may be delayed for a period not to exceed five years from the date of death.

(2) The death benefit may be paid in installments. Payments must begin within one year from the date of death and are payable over a period certain not extended beyond the life expectancy of the beneficiary.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph (2) above.

If there is more than one beneficiary, the death benefit will be paid to such beneficiaries in one sum unless the Company consents to pay an annuity option chosen by the beneficiaries.

With respect to any death benefit, the Accumulated Value under the Policy shall be based on the unit values next computed after due proof of death has been received at the Principal Office.If the beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven business days. If the

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beneficiary (other than a spousal beneficiary under an IRA) has not elected an annuity option within one year from the date notice of death is received by the Company, the Company will pay the death benefit in one sum. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.

If the Annuitant's death occurs on or after the Annuity Date but before the completion of all guaranteed monthly annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death. If there is more than one beneficiary, the commuted value of the payments, computed on the basis of the assumed interest rate incorporated in the annuity option table on which such payments are based, shall be paid to the beneficiaries in one sum.

THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as sole beneficiary ("spousal beneficiary"), may by written request continue the Policy in force rather than receive the death benefit. The spousal beneficiary will become the new Owner (and, if the deceased Owner was also the Annuitant, the new Annuitant). All other rights and benefits provided in the Policy will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Policy upon such new Owner's death.

ASSIGNMENT

The Policy may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. Policies sold in connection with IRA plans and certain other qualified plans, however, are not assignable. For more information about these plans, see FEDERAL TAX CONSIDERATIONS.

The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Policy is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Policy to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Policy. The interest of the Owner and of any beneficiary will be subject to any assignment.

ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the Owner with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the Owner may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Policy, by the annuity option selected, and by the investment performance of the investment options selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the General Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

Under a variable annuity, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made each month. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each monthly payment will vary.

The annuity option selected must produce an initial payment of at least $50. If a combination of fixed and variable payments is selected, the initial payment on each basis must be at least $50. The Company reserves the right to increase these minimum amounts. If the annuity option selected does not produce initial payments which meet these minimums, the Company will pay the Accumulated Value in one sum. Once the Company begins making annuity payments, the Annuitant cannot make partial redemptions or surrender the annuity benefit, except in the case where a commutable period certain option (Option V or a comparable fixed option) has been chosen. Beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.

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The Owner selects the Annuity Date. To the extent permitted by law, the Annuity
Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age at the date of issue of the Policy is 75 or under, or (2) within ten years from the date of issue of the Policy and before the Annuitant's 90th birthday, if the Annuitant's age at the date of issue is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday. The new Annuity Date must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90.

If the Annuity Date under a non-qualified Policy is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Policy will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. The Owner should carefully review the selection of the Annuity Date with his/her tax adviser. See FEDERAL TAX CONSIDERATIONS for further information.

If the Owner does not elect otherwise, annuity benefit payments will be made in accordance with Option I, a variable life annuity with 120 monthly payments guaranteed. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS


The Company currently provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Money Market Fund, or Goldman Sachs Equity Index Fund.


The Company also provides fixed annuity payout options which are comparable to the variable annuity options. Regardless of how payments were allocated during the accumulation period, any one of the variable annuity payout options or the fixed-payout options may be selected, or any one of the variable annuity options may be selected in combination with any one of the fixed-amount annuity options. Other annuity options may be offered by the Company.

OPTION I -- VARIABLE LIFE ANNUITY WITH 120 MONTHLY PAYMENTS GUARANTEED. A variable annuity payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before 120 monthly payments have been paid, the monthly annuity benefit payments will continue to the beneficiary until a total of 120 monthly payments have been paid.

OPTION II -- VARIABLE LIFE ANNUITY. A variable annuity payable only during the lifetime of the Annuitant. It would be possible under this option for the payee to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the Annuitant's lifetime, no matter how long he or she lives.

OPTION III -- UNIT REFUND VARIABLE LIFE ANNUITY. A variable annuity payable periodically during the lifetime of the Annuitant with the guarantee that if (1) exceeds (2), then monthly variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in
(1).

Where: (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first monthly payment (which determines the greatest number of payments payable to the beneficiary), and

       (2) is the number of monthly payments paid prior to the death of the Annuitant.

OPTION IV-A -- JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. A variable annuity payable jointly to the Annuitant and another individual during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-B, below.

OPTION IV-B -- JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. A variable annuity payable jointly to the Annuitant and another individual during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-A, above.

OPTION V -- PERIOD CERTAIN VARIABLE ANNUITY (PAYMENTS GUARANTEED FOR A SPECIFIC NUMBER OF YEARS). A monthly variable annuity payable for a stipulated number of years ranging from one to 30 years. If the Annuitant dies before the end of the period, remaining payments will continue to be paid. A fixed period certain annuity may be either commutable or noncom-mutable. A variable period certain option is automatically commutable.

It should be noted that Option V does not involve a life contingency. In the computation of the payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under Option V to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to Owners who have elected Option V prior to the date of any change in this practice. See FEDERAL TAX CONSIDERATIONS for a discussion of the possible adverse tax consequences of selecting Option V.

NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a policy issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates, or (2) the guaranteed male rates described in such Policy, regardless of whether the Annuitant is male or female.

Although the Company believes that the Supreme Court ruling does not affect Policies funding IRA plans that are not employer-sponsored, the Company will apply certain aspects of the ruling to annuity benefits under such Policies, except in those states in which it is prohibited. Such benefits will be based on
(1) the greater of the guaranteed unisex annuity rates described in the Policies, or (2) the Company's sex-distinct Non-Guaranteed Current Annuity Option Rates.

COMPUTATION OF POLICY VALUES AND ANNUITY BENEFIT PAYMENTS

THE ACCUMULATION UNIT. Each net purchase payment is allocated to the investment options selected by the Owner. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the net purchase payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a partial redemption, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account and will reflect the investment performance, expenses and charges of its Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A - MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

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The Accumulated Value under the Policy is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the General Account, if any.

ADJUSTED GROSS INVESTMENT RATE. At each Valuation Date an adjusted gross investment rate for each Sub-Account for the Valuation Period then ended is determined from the investment performance of that Sub-Account. Such rate is (1) the investment income of that Sub-Account for the Valuation Period, plus capital gains and minus capital losses of that Sub-Account for the Valuation Period, whether realized or unrealized, adjusted for provisions made for taxes, if any, divided by (2) the amount of that Sub-Account's assets at the beginning of the Valuation Period. The adjusted gross investment rate may be either positive or negative.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR. The net investment rate for a Sub-Account's variable accumulations for any Valuation Period is equal to the adjusted gross investment rate of the Sub-Account for such Valuation Period decreased by the equivalent for such period of a charge equal to 1.45% per annum. This charge cannot be increased.

The net investment factor is 1.000000 plus the applicable net investment rate. The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "NORRIS DECISION" above) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Policy provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Policy. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

- For life annuity options the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

- For all period certain options the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

- For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Policy.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

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DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an annuity unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION" in the SAI.

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                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Policy.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS PAID INTO AND RECEIVED FROM A POLICY IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

GENERAL

THE COMPANY. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates. The Variable Account is considered a part of and taxed with the operations of the Company and is not taxed as a separate entity.

As of the date of this Prospectus, the Variable Account and Sub-Accounts are not subject to tax, but the Company reserves the right to make a charge for any future tax liability it may incur as a result of the existence of the Policy, the Variable Account or the Sub-Accounts or for any tax imposed on the Company with respect to the income or assets of the Policy, the Variable Account or the Sub-Accounts held by the Company. Any such charge for taxes will be assessed against the Variable Account or the Sub-Accounts on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each Sub-Account account as though that Sub-Account were a separate taxable entity.

DIVERSIFICATION REQUIREMENTS. Section 817(h) of Code provides that the underlying investments held under a non-qualified annuity contract must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract. If these requirements are not met, the Owner will be taxed each year on the annual increase in Accumulated Valued unless a waiver of the diversification failure is obtained from the IRS. The IRS has issued regulations under Section 817(h) of the Code relating to the diversification requirements for variable annuity and variable life insurance contracts. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of the assets of such account is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. These diversification requirements must be applied separately to each Sub-Account. The Company intends that the Underlying Funds will comply with the current diversification requirements so that a non-qualified Policy that invests in one or more of those Funds will not be disqualified from annuity contract treatment by Section 817(h) of the Code. In the event that future IRS regulations and/or rulings would require Policy modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

OWNER CONTROL. In order for a non-qualified variable annuity contract to qualify for tax deferral, assets in the segregated accounts underlying the contract must be considered to be owned by the insurance company and not by the contract owner. In three Revenue Rulings issued before the enactment of Section 817(h) of the Code in 1984, the IRS held that where a variable contract owner had certain forms of actual or potential control over the investments held under the variable annuity contract, the contract owner, rather than the issuing insurance company, would be treated as the owner and would be taxable on the income and gains produced by those assets.

In 1986, in connection with the issuance of regulations concerning the investment diversification requirements of Section 817(h), the Treasury Department announced that such regulations did not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets in the account. That announcement also stated that guidance would be issued by way of regulations or revenue rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued other than a Revenue Procedure indicating that the IRS would not apply the principles of the pre-1984 revenue rulings to an owner of a qualified contract where the only investment powers held by the owner were powers that could be held by a participant in a qualified plan. Due to the lack of any clear guidance regarding the investment control issue, the Company reserves the right to modify the Policy, as necessary, to prevent an Owner of the Policy from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.

QUALIFIED AND NON-QUALIFIED POLICIES

From a federal tax viewpoint there are two broad categories of variable annuity policies: "qualified" policies and "non-qualified" policies. A qualified policy is one that is purchased in connection with a tax-qualified retirement plan or program eligible for special tax treatment under the Code. A non-qualified policy is one that is not purchased in connection with a retirement plan or program eligible for special tax treatment. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified policy or a non-qualified policy. For more information on the tax provisions applicable to qualified contracts, see "PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS" below.

TAXATION OF THE POLICY

IN GENERAL. The Company believes that the Policy described in this Prospectus, with certain exceptions (see "Nonnatural Owner" below), will be considered an annuity contract under Section 72 of the Code which governs the taxation of annuities, and, if the Policy is a qualified policy, certain other provisions of the Code that will apply to it. Please note, however, if the Owner of a non-qualified Policy chooses an Annuity Date beyond the Owner's life expectancy, it is possible that the Policy may not be considered an annuity for tax purposes because there is no reasonable basis for expecting that annuity payments will ever be made under the Policy. In that event, the Owner would be taxed on the annual increase in Accumulated Value under the Policy. The Owner should consult a qualified tax adviser for more information. The following discussion assumes that a Policy will be treated as an annuity contract subject to Section 72 and, in the case of a qualified Policy any other applicable provisions of the Code.

MANDATORY DISTRIBUTION REQUIREMENTS FOR QUALIFIED POLICIES. Under Section 401(a)(9) of the Code, qualified Policies will generally be subject both to mandatory minimum distribution requirements upon attainment of age 70 1/2 by the Owner and to mandatory death benefit distribution requirements upon the death of the Owner, either before or after the commencement of benefit payments. (Note: the rules for Roth IRAs do not currently require distributions to begin during the Owner's lifetime.) To comply with Section 401(a)(9), tax-qualified plans must include a provision for the commencement of benefits when a participant attains age 70 1/2 (or under certain plans when the participant retires, if later.) The temporary regulations under Section 401(a)(9) issued in 2002 provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have not yet commenced on an irrevocable basis, except for acceleration, the required minimum distribution for that year must be computed by determining the entire interest of the Owner in the Policy as of the prior December 31 and dividing that amount by the applicable distribution period as determined under the regulations. (Note: As of the date of this Prospectus, "entire interest" is defined as "the dollar amount credited to the employee or beneficiary under the annuity contract without regard to the actuarial value of any other benefits, such as minimum survivor benefits, that will be provided under the contract." However, the IRS has announced that once the regulations are finalized, the definition of "entire interest" will take into account the actuarial value of other benefits. Such a change would not apply before the end of the calendar year in which final regulations are published. Owners should check with their financial and/or tax adviser regarding the effective date and the scope of any such change.)

The final regulations under Section 401(a)(9) provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have not yet commenced on an irrevocable basis, except for acceleration, the required minimum distribution for that year must be computed by determining the entire interest of the Owner in the Policy as of the prior December 31 and dividing that amount by the applicable distribution period as determined under the regulations. (Note: As of the date of this Prospectus, "entire interest" is defined as "the dollar amount credited to the employee or beneficiary under the annuity contract without regard to the actuarial value of any other benefits, such as minimum survivor benefits, that will be provided under the contract." However, final regulations have been issued and are effective for distributions required for calendar years 2006 and thereafter. The definition of "entire interest" will then take into account the actuarial value of other benefits.)

The final regulations further provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have commenced on an irrevocable basis, payments under such contract must generally be non-increasing. According to the final regulations, payments will not fail to satisfy the non-increasing payment requirement merely because payments are increased in one or more of the following ways:

(1)  By a constant percentage, applied not less frequently than annually;

(2) To provide a final payment upon the death of the employee that does not exceed the excess of the total value being annuitized over the total payments before the death of the employee;

(3) As a result of dividend payments or other payments that result from actuarial gains, but only if actuarial gain is measured no less frequently than annually and the resulting dividend payments or other payments are either paid no later than the year following the year for which the actuarial experience is measured or paid in the same form as the payment of the annuity over the remaining period of the annuity, beginning no later than the year following the year for which the actuarial experience is measured; and

(4) An acceleration of payments under the annuity which is defined as a shortening of the payment period with respect to an annuity or a full or partial commutation of the future annuity payments. An increase in the payment amount will be treated as an acceleration of payments in the annuity only if the total future expected payments under the annuity (including the amount of any payment made as a result of the acceleration) is decreased as a result of the change in payment period.

Some forms of annuity payments permitted under the Policy may not meet the requirements under the final regulations issued pursuant to Section 401(a)(9). In the event that future IRS regulations and/or rulings would require Policy modifications in order for distributions to the Owner to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

To comply with Section 401(a)(9) of the Code, tax-qualified plans must also include provisions for the distribution of plan benefits after the death of the participant. If the surviving spouse of the participant is the beneficiary subject to the terms of such a plan, Section 401(a)(9) permits the surviving spouse to defer the commencement of benefits until he or she reaches age 70 1/2, at which time the minimum distribution requirements will apply as though the spouse were a plan participant.

If the beneficiary of a qualified Policy is not the participant's surviving spouse, the operation of the death benefit distribution requirements of Section 401(a)(9) will depend upon whether annuity payments have commenced. If the participant dies and annuity payments have commenced, the entire remaining interest must be distributed to the beneficiary at least as rapidly as under the method of distribution being used as of the date of the participant's death. If the participant dies before annuity payments have commenced, the entire interest must be distributed to the beneficiary either (i) within five years after the participant's death and/or (ii) in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary.

MANDATORY DISTRIBUTION REQUIREMENTS FOR NON-QUALIFIED POLICIES. Under Section 72(s) of the Code, a non-qualified annuity contract must contain specified provisions with respect to the distribution of the amounts held under the contract following the death of the contract owner. If this requirement is not met, the owner will be taxed each year on the annual increase in Accumulated Value. This Policy contains provisions that are designed to meet the requirements of Section 72(s).

Under Section 72(s), if the Owner's surviving spouse is the beneficiary, the surviving spouse may retain the contract and continue deferral during his or her lifetime. If the beneficiary of the Policy is not the Owner's surviving spouse, the specific distribution requirement applicable under Section 72(s) will depend upon whether annuity payments have commenced. If the Owner dies after annuity payments have commenced, the entire remaining interest under the Policy must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death. If the Owner dies before annuity payments have commenced, then the entire amount held under the Policy must be distributed
(i) within five years after the death of the Owner, and/or (ii) in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary. No regulations have been issued under Section 72(s), but in a private letter ruling issued in 2001, the IRS held that distributions made to the designated beneficiary under a non-qualified variable annuity contract under a procedure that provided for payments over the life expectancy of the beneficiary would qualify under the "substantially equal" procedure described in (ii) above, even though the beneficiary had the right to accelerate payments under the distribution procedure so long as the payments continued automatically unless and until such an acceleration occurred. In the event that future IRS regulations and/or rulings would require Policy modification in order to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, increases in the Policy's Accumulated Value are not taxable to the Owner until withdrawn from the Policy. Under the current provisions of the Code, amounts received or deemed to have been received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first allocable to any investment gains credited to the contract over the taxpayer's "investment in the contract" and, to that extent, are treated as gross income subject to federal income taxation. For this purpose, the "investment in the contract" is the total of all payments to the Policy that were not excluded from the Owner's gross income less any amounts previously withdrawn from the Policy which were excluded from income as recovery of the investment in the Policy. For purposes of computing the taxable amount of any distribution under these rules,
Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract.

ANNUITY PAYOUTS AFTER ANNUITIZATION. After annuity benefit payments begin under the Policy, a portion of each such payment received may generally be excluded from gross income as a recovery of the investment in the Policy. Different formulas apply to the computation of the excludable portion with respect to fixed annuity payments and with respect to variable annuity payments, but the general effect of both formulas is to allocate the exclusion from gross income for the investment in the Policy ratably over the period during which annuity payments will be received. All annuity payments received in excess of this excludable amount are taxable as ordinary income. Once the investment in the Policy is fully recovered, because payments under the Policy have continued for longer than expected, the entire amount of all future payments will be taxable. If the annuitant dies before the entire investment in the Policy is recovered, a deduction for the remaining amount is allowed on the annuitant's final tax return.

PENALTY ON EARLY DISTRIBUTIONS. Under Section 72(q) of the Code, a 10% penalty tax may be imposed on the withdrawal of investment gains from a non-qualified Policy if the withdrawal is made prior to age 59 1/2. A similar 10% penalty tax is imposed under Section 72(t) of the Code on withdrawals or distributions of investment gains from a qualified Policy prior to age 59 1/2. The penalty tax will not be imposed on withdrawals:

     -  taken on or after age 59 1/2; or

     - if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the
        Code); or in the case of the Owner's "total disability" (as defined in the Code); or

     - if withdrawals from a qualified Policy are made to an employee who has terminated employment after reaching age 55; or

     - irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee or the payee and a beneficiary.

No regulations have been issued under either Code Section 72(q) or 72(t), but the IRS has recognized three computation procedures that will result in a pattern of payments that will meet the "substantially equal" periodic payment requirement. This requirement will also be met if the Owner elects to have fixed annuity payments made over a period that does not exceed the Owner's life expectancy, or the joint life expectancy of the Owner and beneficiary. The requirement will also be met if the Owner elects to have variable annuity payments made over a period that does not exceed the Owner's life expectancy, or the joint life expectancy of the Owner and beneficiary and the number of units withdrawn to make each variable annuity payment is substantially the same. Any modification of distributions which are part of a series of substantially equal periodic payments that occurs before the later of the Owner's reaching age 59 1/2 or five years, other than by reason of death or disability, will subject the Owner to the 10% penalty tax on the prior distributions that were previously exempted from the penalty. A partial withdrawal from a Policy made after annuitization, but before the later of the Owner reaching age 59 1/2 or five years, would also be subject to this recapture rule.

In a number of private letter rulings, the IRS has held that distributions from a qualified plan made over the life expectancy of the participant or the participant and a beneficiary in any amount determined by amortizing the plan account value over the life expectancy of the payee or payees (life expectancy distributions) would qualify under the "substantially equal" payment exception to the penalty with respect to distributions prior to age 59 1/2, even though the procedure for calculating the life expectancy distributions could be modified by the payees. In a private letter ruling issued in 1991 with respect to a non-qualified annuity contract, however, the IRS took the position that life expectancy payments from an annuity contract would not be considered as part of a "series of substantially equal payments" within the meaning of the exception. Subsequently, in a private letter ruling issued in 2000, the IRS held that life expectancy distributions made under a non-qualified variable annuity contract would qualify under the "substantially equal" payment exception to the penalty with respect to distributions prior to age 59 1/2, even though the procedure for calculating the life expectancy distributions could be modified by the payees. The distinction between the adverse 1991 private later ruling and the favorable 2000 private letter ruling appears to be that under the facts considered in the 1991 ruling, action by the payee was required to initiate each payment, while in the facts considered in the 2000 ruling, the payments continued automatically unless specifically modified.

Some forms of annuity payments permitted under the Policies may not meet the "substantially equal" payment requirements under Section 72(q) or Section 72(s). Because of the uncertainties regarding these issues, a qualified tax adviser should be consulted prior to any request for a withdrawal from a Policy prior to age 59 1/2.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Policy without receiving adequate and full consideration for the transfer, Section 72 of the Code generally requires the Owner to report taxable income equal to any investment gain in value over the Owner's cost basis at the time of the transfer. This acceleration rule applies to a transfer to another individual (other than the Owner's spouse) or to a nonnnatural person, such as a trust. If the transfer is to a charity, the Owner may be allowed a deduction for some or all of the value of the Policy transferred. If the transfer is not to a charity, the Owner may also be subject to gift tax on some or all of the value of the Policy transferred without adequate and full consideration.

NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the Issue Date (an immediate annuity) or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A mandatory 20% withholding requirement applies to distributions from most other qualified contracts if such distribution would have been eligible to be rolled over into another qualified plan. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS

Federal income taxation of assets held inside a qualified retirement plan and of earnings on those assets is deferred until distribution of plan benefits begins. As such, it is not necessary to purchase a variable annuity contract solely to obtain its tax deferral feature. However, other features offered under this Policy and described in this Prospectus -- such as the minimum guaranteed death benefit, the guaranteed fixed annuity rates and the wide variety of investment options -- may make this Policy a suitable investment for your qualified retirement plan.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Policy. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Policies may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to owners of non-qualified Policies. Individuals purchasing a qualified Policy should carefully review any such changes or limitations that may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees, including self-employed individuals. Employers intending to use qualified Policies in connection with such plans should seek competent advice as to the suitability of the Policy to their specific needs and as to applicable Code limitations and tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES. Sections 408 and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Sections 408 and 408A of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Policy will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Policy as described in this Prospectus. See "RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY" under THE VARIABLE ANNUITY POLICIES. The Policy, including all available riders, was filed with the IRS and its form approved as a prototype. Such an approval is an approval as to the form of the Policy and does not represent a determination of its merits.

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity Policies purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Policy owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                         LOANS (QUALIFIED POLICIES ONLY)

Loans will be permitted only for TSAs and Policies issued to a plan qualified under Section 401(a) and 401(k) of the Code. You must use a Company form to request a loan. You may obtain Company forms by calling 1-800-533-7881. Loans are made from the Policy's value on a pro-rata basis from all investment options. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Policy. Loans are subject to applicable retirement legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed, minimum guarantee loan assets account in the Company's General Account, where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years and must be made at least quarterly in substantially equal amounts. When repayments are received, they will be allocated pro-rata in accordance with the Owner's most recent allocation instructions.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

                             STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, but possibly as frequent as quarterly, the Company will furnish a statement to the Owner containing information about his or her policy, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Policy's Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Policy. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


The Company reserves the right, subject to applicable law, to close Sub-accounts to new investments or transfers, and to make substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase.. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by an Owner.


The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds are sold to separate accounts of unaffiliated insurance companies ("shared funding") which issue variable annuity and variable life policies ("mixed funding"). It is conceivable that in the future such shared funding or mixed funding may be disadvantageous for variable life insurance owners or variable annuity owners. Although neither the Company nor any of the underlying investment companies currently foresees any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto.

The Company reserves the right, subject to compliance with applicable law, to:

(1) transfer assets from the Separate Account or any of its Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class,

(2) to operate the Separate Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

(3) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act,

(4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account,

(5)  to change the methodology for determining the net investment factor,

(6)  to change the names of the Separate Account or of the Sub-Accounts, and

(7) to combine with other Sub-Accounts or other separate accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                                  VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Funds, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Policies in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Funds.

During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Policy by the net asset value of one Underlying Fund share.

During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the variable annuity is depleted.

                    CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Policies as presently offered and to make any change to provisions of the Policy to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

                                  DISTRIBUTION


VeraVest Investments, Inc. ("VeraVest"; formerly Allmerica Investments, Inc.), a wholly-owned subsidiary of Allmerica Financial, acts as the principal underwriter and general distributor of the Policy. VeraVest is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). VeraVest is located at 440 Lincoln Street, Worcester, MA 01653. The Policies were sold by agents of the Company who were registered representatives of VeraVest or of other broker-dealers. The Company currently is not issuing new Policies.


The Company paid commissions, not to exceed 6.0% of payments, to registered representatives who sold the contracts. Certain registered representatives may receive commissions of up to 6.0% of subsequent purchase payments. However, alternative commission schedules may be in effect that paid lower initial commission amounts but with ongoing annual compensation of up to 1% of Accumulated Value.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Policy, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any surrender charges assessed on the Policy will be retained by the Company except for amounts it may pay to VeraVest for services it performs and expenses it may incur as principal underwriter and general distributor.


Owners may direct any inquiries to their financial representative or to Annuity Client Services, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653, telephone 1-800-533-7881.

                                  LEGAL MATTERS


There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and VeraVest Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.


                               FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the General Account are not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity policy and the General Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the General Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Policy is surrendered, or if an Excess Amount is redeemed, while the Policy is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Policy less than nine full policy years.

TRANSFERS TO OR FROM THE FIXED ACCOUNT
Where permitted by state law, transfers to or from the Fixed Account will be subject to the following conditions:

Transfers TO the Fixed Account will be permitted only if:
- the Accumulated Value allocated to the Fixed Account is less than 25% of the Contract's Accumulated Value, as of the Valuation Day preceding the date of the request for transfer; and
- following the transfer, the Accumulated Value allocated to the Fixed Account will be less than or equal to 25% of the Contract's Accumulated Value.

Transfers FROM the Fixed Account will be permitted only if:
- there has been a period of 90 calendar days since the last transfer TO OR FROM the Fixed Account; and
- the transfer amount is less than or equal to the greater of (a) 10% of the Accumulated Value allocated to the Fixed Account or (b) $10,000.

IF THE COMPANY RECEIVES A TRANSFER REQUEST THAT DOES NOT SATISFY THE ABOVE CONDITIONS, THE COMPANY WILL REFUSE THE ENTIRE TRANSFER REQUEST. If the Company refuses a transfer request, the Company will notify the Owner as soon as practicable.

New Payments allocated to the Fixed Account and automatic transfers from the Fixed Account under the Dollar-Cost-Averaging Option are not considered "transfers" under the above conditions. The Company reserves the right to discontinue offering Dollar-Cost-Averaging Options that utilize the Fixed Account as the source account.

Notwithstanding the above, the Company will permit one transfer from the Fixed Account, which will not be considered a "transfer" under the above conditions, in order for the Owner to implement an asset allocation program. In addition, the Company will permit one transfer to the Fixed Account, which will not be considered a "transfer" under the above conditions, upon the termination of an asset allocation program.

The Company reserves the right to amend the transfer conditions in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

                                   APPENDIX B

  At the Special Meeting of Shareholders of Allmerica Investment Trust ("AIT") that was held on December 9, 2005, the shareholders of each fund of AIT ("AIT fund") approved the reorganization and merger of each AIT
   Fund into a corresponding portfolio of the Goldman Sachs Variable Insurance
      Trust. As of the close of business on January 6, 2006, each AIT Fund reorganized into the corresponding Goldman Sachs VIT Fund, as follows:

             FUNDS OF ALLMERICA INVESTMENT TRUST

             AIT Core Equity Fund
             AIT Equity Index Fund
             AIT Government Bond Fund
             AIT Money Market Fund
             AIT Select Capital Appreciation Fund
             AIT Select Growth Fund
             AIT Select International Equity Fund
             AIT Select Investment Grade Income Fund
             AIT Select Value Opportunity Fund

             FUNDS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST

             Goldman Sachs Structured U.S. Equity Fund
             Goldman Sachs Equity Index Fund
             Goldman Sachs Government Income Fund
             Goldman Sachs Money Market Fund
             Goldman Sachs Growth Opportunities Fund
             Goldman Sachs Capital Growth Fund
             Goldman Sachs International Equity Fund
             Goldman Sachs Core Fixed Income Fund
             Goldman Sachs Mid Cap Value Fund


                         CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-K


                                                                        YEAR ENDED DECEMBER 31ST
                                          --------------------------------------------------------------------------------------
SUB-ACCOUNT                                2005    2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                               --------------------------------------------------------------------------------------
AIT CORE EQUITY FUND
Unit Value:
  Beginning of Period                      2.246   2.064   1.641   2.175   2.655   2.977   2.336   1.986   1.610   1.359   1.037
  End of Period                            2.347   2.246   2.064   1.641   2.175   2.655   2.977   2.336   1.986   1.610   1.359
  Units Outstanding at End of Period
     (in thousands)                        3,066   4,443   6,396   8,397  10,745  11,654  10,700   9,224   7,404   4,652   2,436

AIT EQUITY INDEX FUND
Unit Value:
  Beginning of Period                      2.679   2.464   1.956   2.552   2.943   3.282   2.766   2.187   1.675   1.390   1.035
  End of Period                            2.756   2.679   2.464   1.956   2.552   2.943   3.282   2.766   2.187   1.675   1.390
  Units Outstanding at End of Period
     (in thousands)                        6,161   8,473  11,519   9,610  11,959  12,588  11,440   8,479   5,712    2417     947

                                                                        YEAR ENDED DECEMBER 31ST
                                          --------------------------------------------------------------------------------------
SUB-ACCOUNT                                2005    2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                               --------------------------------------------------------------------------------------
AIT GOVERNMENT BOND FUND
Unit Value:
  Beginning of Period                      1.570   1.560   1.557   1.446   1.363   1.257   1.273   1.199   1.136   1.113   0.998
  End of Period                            1.571   1.570   1.560   1.557   1.446   1.363   1.257   1.273   1.199   1.136   1.113
  Units Outstanding at End of Period
     (in thousands)                        3,168   4,429   7,305  11,411   5,459   3,312   4,118   2,605   1,694   1,629   1,098

AIT MONEY MARKET FUND
Unit Value:
  Beginning of Period                      1.321   1.329   1.337   1.335   1.299   1.239   1.195   1.149   1.105   1.064   1.020
  End of Period                            1.338   1.321   1.329   1.337   1.335   1.299   1.239   1.195   1.149   1.105   1.064
  Units Outstanding at End of Period
     (in thousands)                        3,980   6,657  10,347  18,996  16,153  11,842  10,044   8,683   8,628   7,379   4,194

AIT SELECT CAPITAL APPRECIATION FUND
Unit Value:
  Beginning of Period                      2.954   2.527   1.835   2.375   2.438   2.316   1.875   1.670   1.482   1.115   1.000
  End of Period                            3.339   2.954   2.527   1.835   2.375   2.438   2.316   1.875   1.670   1.482   1.115
  Units Outstanding at End of Period
     (in thousands)                        2,487   3,320   4,638   5.252   6,280   7,028   6,678   5,947   5,197   3,849   1,069

AIT SELECT GROWTH FUND
Unit Value:
  Beginning of Period                      1.992   1.882   1.512   2.119   2.856   3.525   2.756   2.064   1.562   1.229   1.057
  End of Period                            2.109   1.992   1.882   1.512   2.119   2.856   3.525   2.756   2.064   1.562   1.229
  Units Outstanding at End of Period
     (in thousands)                        6,480   8,702  11,850   8.358  11,268  12,442  11,455   8,389   5,589   2,645   1,278

AIT SELECT INTERNATIONAL EQUITY FUND
Unit Value:
  Beginning of Period                      1.632   1.446   1.149   1.446   1.869   2.084   1.605   1.398   1.355   1.128   0.956
  End of Period                            1.808   1,632   1.446   1.149   1.446   1.869   2.084   1.605   1.398   1.355   1.128
  Units Outstanding at End of Period
     (in thousands)                        3,843   5,148   7,237   8,958  11,030  11,747  10,841   9,713   8,076   5,068   2,093

                                                                        YEAR ENDED DECEMBER 31ST
                                          --------------------------------------------------------------------------------------
SUB-ACCOUNT                                2005    2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                               --------------------------------------------------------------------------------------
AIT SELECT INVESTMENT GRADE INCOME FUND
Unit Value:
  Beginning of Period                      1.692   1.651   1.622   1,522   1,431   1.316   1.348   1.267   1.174   1.151   0.990
  End of Period                            1.698   1.692   1.651   1,622   1,522   1.431   1.316   1.348   1.267   1.174   1.151
  Units Outstanding at End of Period
     (in thousands)                        3,467   4,280   6,767   7,379   6,463   5,053   5,686   5,160   3,889   2,854   1,677

AIT SELECT VALUE OPPORTUNITY FUND
Unit Value:
  Beginning of Period                      3.234   2.749   2.015   2.444   2.201   1.712   1.823   1.764   1.433   1.131   0.975
  End of Period                            3.416   3.234   2.749   2.015   2.444   2.201   1.712   1.823   1.764   1.433   1.131
  Units Outstanding at End of Period
     (in thousands)                        3,281   4,576   5,753   7,246   8,159   7,745   8,309   7,243   5,466   3,037   1,614

AIM V.I. AGGRESSIVE GROWTH FUND*
Unit Value:
  Beginning of Period                      0.695   0.631   0.505   0.663   0.910   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            0.724   0.695   0.631   0.505   0.663   0.910     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        1,299   1.886   2,299   3.018   3,832   2,495     N/A     N/A     N/A     N/A     N/A

AIM V.I. BLUE CHIP FUND
Unit Value:
  Beginning of Period                      0.795   0.771   0.625   0.859   1.000     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            0.811   0.795   0.771   0.625   0.859     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          261     365     547     368      91     N/A     N/A     N/A     N/A     N/A     N/A

AIM V.I. GLOBAL HEALTH CARE FUND
Unit Value:
  Beginning of Period                      0.953   0.899   0.714   0.959   1.113   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.016   0.953   0.899   0.714   0.959   1.113     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        2,070   2,734   3,496   3,913   4,406   2,421     N/A     N/A     N/A     N/A     N/A

                                                                        YEAR ENDED DECEMBER 31ST
                                          --------------------------------------------------------------------------------------
SUB-ACCOUNT                                2005    2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                               --------------------------------------------------------------------------------------
AIM V.I. PREMIER EQUITY FUND**
Unit Value:
  Beginning of Period                      0.672   0.645   0.523   0.761   0.883   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            0.700   0.672   0.645   0.523   0.761   0.883     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        1,900   2,392   3,020   3,839   4,914   3,008     N/A     N/A     N/A     N/A     N/A

AIM V.I. BASIC VALUE FUND
Unit Value:
  Beginning of Period                      1.088   0.996   0.758     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.130   1.088   0.996   0.758     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        1,258   1,323   2,045   1,534     N/A     N/A     N/A     N/A     N/A     N/A     N/A

AIM V.I. CAPITAL DEVELOPMENT FUND
Unit Value:
  Beginning of Period                      1.120   0.986   0.741     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.206   1.120   0.986   0.741     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                           76      62      60      40     N/A     N/A     N/A     N/A     N/A     N/A     N/A

ALLIANCEBERNSTEIN GROWTH AND
INCOME PORTFOLIO
Unit Value:
  Beginning of Period                      1.137   1.037   0.796   1.039   1.053   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.172   1.137   1.037   0.796   1.039   1.053     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        4,359   5,770   7,731   8,986   7,873   1,999     N/A     N/A     N/A     N/A     N/A

ALLIANCEBERNSTEIN LARGE CAP
GROWTH PORTFOLIO
Unit Value:
  Beginning of Period                      0.581   0.544   0.448   0.657   0.807   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            0.658   0.581   0.544   0.448   0.657   0.807     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        3,207   3,532   5,053   5,115   5,325   3,419     N/A     N/A     N/A     N/A     N/A

                                                                        YEAR ENDED DECEMBER 31ST
                                          --------------------------------------------------------------------------------------
SUB-ACCOUNT                                2005    2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                               --------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN SMALL/MID-CAP
VALUE PORTFOLIO

Unit Value:
  Beginning of Period                      1.346   1.147   0.826     N/A     N/A   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.415   1.346   1.147   0.826     N/A   0.807     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        1,232   1,368   1,720   1,221     N/A   3,419     N/A     N/A     N/A     N/A     N/A

ALLIANCEBERNSTEIN VALUE PORTFOLIO

Unit Value:

  Beginning of Period                      1.190   1.065   0.841     N/A     N/A   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.237   1.190   1.065   0.841     N/A   0.807     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          711   1,006   1,293     940     N/A   3,419     N/A     N/A     N/A     N/A     N/A

DELAWARE VIP INTERNATIONAL VALUE
EQUITY SERIES
Unit Value:
  Beginning of Period                      2.193   1.827   1.293   1.464   1.704   1.720   1.508   1.387   1.319   1.115   0.993
  End of Period                            2.440   2.193   1.827   1.293   1.464   1.704   1.720   1.508   1.387   1.319   1.115
  Units Outstanding at End of Period
     (in thousands)                        1,874   2,322   2,975   3,573   4,207   4,193   4,560   4,148   3,266   2,023   1,304

DELAWARE VIP GROWTH OPPORTUNITES SERIES
Unit Value:
  Beginning of Period                      0.809   0.732   0.527   0.714   0.862   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            0.886   0.809   0.732   0.527   0.714   0.862     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          433     753     978   1,129   1,578   1,126     N/A     N/A     N/A     N/A     N/A

                                                                        YEAR ENDED DECEMBER 31ST
                                          --------------------------------------------------------------------------------------
SUB-ACCOUNT                                2005    2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                               --------------------------------------------------------------------------------------
DWS DREMAN FINANCIAL SERVICES VIP
Unit Value:
  Beginning of Period                      1.433   1.299   1.028   1.141   1.216   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.412   1.433   1.299   1.028   1.141   1.216     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        1,015   1,266   1,770   2,316   2,961   1,502     N/A     N/A     N/A     N/A     N/A

DWS TECHNOLOGY GROWTH VIP
Unit Value:
  Beginning of Period                      0.446   0.444   0.307   0.484   0.726   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            0.456   0.446   0.444   0.307   0.484   0.726     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        2,411   2,589   3,336   3,309   4,047   2,629     N/A     N/A     N/A     N/A     N/A

EATON VANCE VT FLOATING RATE- INCOME FUND
Unit Value:
  Beginning of Period                      1.020   1.006   0.992   1.003   1.000     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.044   1.020   1.006   0.992   1.003     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          701     719     705     518     560     N/A     N/A     N/A     N/A     N/A     N/A

FIDELITY VIP ASSET MANAGER(SM)
PORTFOLIO
Unit Value:
  Beginning of Period                      1.844   1.774   1.526   1.697   1.795   1.896   1.732   1.527   1.284   1.137   0.985
  End of Period                            1.891   1.844   1.774   1.526   1.697   1.795   1.896   1.732   1.527   1.284   1.137
  Units Outstanding at End of Period
     (in thousands)                        1,924   2,474   3,561   3,839   4,396   4,729   4,614   3,514   3,125   2,735   2,025

                                                                        YEAR ENDED DECEMBER 31ST
                                          --------------------------------------------------------------------------------------
SUB-ACCOUNT                                2005    2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                               --------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Unit Value:
  Beginning of Period                      2.712   2.467   1.921   2.347   2.506   2.345   2.238   2.034   1.610   1.430   1.073
  End of Period                            2.829   2.712   2.467   1.921   2.347   2.506   2.345   2.238   2.034   1.610   1.430
  Units Outstanding at End of Period
     (in thousands)                        6,103   7,966  10,778  13,173  15,468  16,147  17,836  16,111  12,959   9,957   5,738

FIDELITY VIP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period                      2.402   2.358   1.801   2.615   3.222   3.673   2.712   1.972   1.620   1.433   1.073
  End of Period                            2.505   2.402   2.358   1.801   2.615   3.222   3.673   2.712   1.972   1.620   1.433
  Units Outstanding at End of Period
     (in thousands)                        6,949   9,330  11,909  13,775  16,960  18,614  16,528  13,035  11,575   9,342   4,952

FIDELITY VIP HIGH INCOME PORTFOLIO
Unit Value:
  Beginning of Period                      1.424   1.318   1.051   1.031   1.185   1.551   1.455   1.543   1.330   1.184   0.995
  End of Period                            1.441   1.424   1.318   1.051   1.031   1.185   1.551   1.455   1.543   1.330   1.184
  Units Outstanding at End of Period
     (in thousands)                        3,503   4,973   8,246   8,193  10,895  11,813  15,020  14,203   9,794   5,635   2,530

FIDELITY VIP OVERSEAS PORTFOLIO
Unit Value:
  Beginning of Period                      1.561   1.394   0.987   1.256   1.616   2.028   1.443   1.298   1.180   1.058   0.978
  End of Period                            1.831   1.561   1.394   0.987   1.256   1.616   2.028   1.443   1.298   1.180   1.058
  Units Outstanding at End of Period
     (in thousands)                        1,957   2,774   3,773   4,900   5,677   6,095   4,796   4,358   3,601   3,114   2,804

FIDELITY VIP CONTRAFUND(R) PORTFOLIO
Unit Value:
  Beginning of Period                      1.208   1.064   0.843   0.946   1.000     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.389   1.208   1.064   0.843   0.946     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        2,705   2,393   2,584   2,396     159     N/A     N/A     N/A     N/A     N/A     N/A

                                                                        YEAR ENDED DECEMBER 31ST
                                          --------------------------------------------------------------------------------------
SUB-ACCOUNT                                2005    2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                               --------------------------------------------------------------------------------------
FIDELITY VIP GROWTH OPPORTUNITIES
PORTFOLIO
Unit Value:
  Beginning of Period                      0.768   0.729   0.572   0.744   0.884   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            0.823   0.768   0.729   0.572   0.744   0.884     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          201     280     331     474     470     335     N/A     N/A     N/A     N/A     N/A

FIDELITY VIP MID CAP PORTFOLIO
Unit Value:
  Beginning of Period                      1.435   1.168   0.857     N/A   0.884   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.669   1.435   1.168   0.857   0.744   0.884     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        1,263   1,647   1,347   1,169     470     335     N/A     N/A     N/A     N/A     N/A

FIDELITY VIP VALUE STRATEGIES
PORTFOLIO
Unit Value:
  Beginning of Period                      1.302   1.161   0.748     N/A   0.884   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.314   1.302   1.161   0.748   0.744   0.884     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          686     884   1,191     403     470     335     N/A     N/A     N/A     N/A     N/A

FT VIP FRANKLIN GROWTH AND INCOME
SECURITIES FUND
Unit Value:
  Beginning of Period                      1.170   1.073   0.867   0.947   1.192   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.194   1.170   1.073   0.867   0.947   1.192     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          584     892   1,370   1,825   1,191     466     N/A     N/A     N/A     N/A     N/A

                                                                        YEAR ENDED DECEMBER 31ST
                                          --------------------------------------------------------------------------------------
SUB-ACCOUNT                                2005    2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                               --------------------------------------------------------------------------------------
FT VIP FRANKLIN LARGE CAP
GROWTH SECURITIES FUND
Unit Value:
  Beginning of Period                      1.090   1.025   0.819     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.086   1.090   1.025   0.819     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          232     150     169      78     N/A     N/A     N/A     N/A     N/A     N/A     N/A

FT VIP FRANKLIN SMALL-MID CAP
GROWTH SECURITIES FUND
Unit Value:
  Beginning of Period                      0.745   0.678   0.501   0.713   0.854   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            0.769   0.745   0.678   0.501   0.713   0.854     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        2,445   2,890   3,921   3,941   3,469   1,703     N/A     N/A     N/A     N/A     N/A

FT VIP MUTUAL SHARES SECURITIES
FUND
Unit Value:
  Beginning of Period                      1.156   1.041   0.844     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.259   1.156   1.041   0.844     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        1,674     868   1,099     869     N/A     N/A     N/A     N/A     N/A     N/A     N/A

FT VIP TEMPLETON FOREIGN
SECURITIES FUND
Unit Value:
  Beginning of Period                      1.194   1.022   0.784     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.296   1.194   1.022   0.784     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          759     525     458     254     N/A     N/A     N/A     N/A     N/A     N/A     N/A

                                                                        YEAR ENDED DECEMBER 31ST
                                          --------------------------------------------------------------------------------------
SUB-ACCOUNT                                2005    2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                               --------------------------------------------------------------------------------------
JANUS ASPEN GROWTH AND INCOME
PORTFOLIO
Unit Value:
  Beginning of Period                      0.792   0.719   0.591   0.767   0.900   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            0.875   0.792   0.719   0.591   0.767   0.900     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        1,956   2,381   3,600   4,120   4,789   3,157     N/A     N/A     N/A     N/A     N/A

JANUS ASPEN LARGE CAP PORTFOLIO
Unit Value:
  Beginning of Period                      0.608   0.592   0.457   0.633   0.855   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            0.623   0.608   0.592   0.457   0.633   0.855     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        1,872   2,331   3,017   3,439   4,723   2,991     N/A     N/A     N/A     N/A     N/A

MFS(R) MID CAP GROWTH SERIES
Unit Value:
  Beginning of Period                      1.077   0.956   0.710     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.092   1.077   0.956   0.710     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                           80     312     196      56     N/A     N/A     N/A     N/A     N/A     N/A     N/A

MFS(R) NEW DISCOVERY SERIES
Unit Value:
  Beginning of Period                      1.028   0.982   0.747     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.064   1.028   0.982   0.747     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          287     243     281     310     N/A     N/A     N/A     N/A     N/A     N/A     N/A

MFS(R) TOTAL RETURN SERIES
Unit Value:
  Beginning of Period                      1.148   1.049   0.918     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.161   1.148   1.049   0.918     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        1,152   1,224   1,559   1,213     N/A     N/A     N/A     N/A     N/A     N/A     N/A

                                                                        YEAR ENDED DECEMBER 31ST
                                          --------------------------------------------------------------------------------------
SUB-ACCOUNT                                2005    2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                               --------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES
Unit Value:
  Beginning of Period                      1.430   1.118   0.837     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.643   1.430   1.118   0.837     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          350     188      97      38     N/A     N/A     N/A     N/A     N/A     N/A     N/A

OPPENHEIMER BALANCED FUND/VA
Unit Value:
  Beginning of Period                      1.192   1.102   0.897     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.218   1.192   1.102   0.897     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          829     596     302      13     N/A     N/A     N/A     N/A     N/A     N/A     N/A

OPPENHEIMER CAPITAL APPRECIATION
FUND/VA
Unit Value:
  Beginning of Period                      1.062   1.011   0.785     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.098   1.062   1.011   0.785     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          290     301     238     169     N/A     N/A     N/A     N/A     N/A     N/A     N/A

OPPENHEIMER GLOBAL SECURITIES
FUND/VA
Unit Value:
  Beginning of Period                      1.269   1.084   0.770     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.427   1.269   1.084   0.770     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        1,264   1,336   1,272   1,236     N/A     N/A     N/A     N/A     N/A     N/A     N/A

OPPENHEIMER HIGH INCOME FUND/VA
Unit Value:
  Beginning of Period                      1.237   1.154   0.946     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.243   1.237   1.154   0.946     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          754     634   1,581     298     N/A     N/A     N/A     N/A     N/A     N/A     N/A

                                                                        YEAR ENDED DECEMBER 31ST
                                          --------------------------------------------------------------------------------------
SUB-ACCOUNT                                2005    2004    2003    2002    2001    2000    1999    1998    1997    1996    1995
-----------                               --------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA
Unit Value:
  Beginning of Period                      1.078   1.003   0.805     N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.124   1.078   1.003   0.805     N/A     N/A     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          476     668     753     362     N/A     N/A     N/A     N/A     N/A     N/A     N/A

PIONEER EMERGING MARKETS VCT PORTFOLIO
Unit Value:
  Beginning of Period                      1.224   1.047   0.673   0.692   0.758   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            1.660   1.224   1.047   0.673   0.692   0.758     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                          812   1,314   1,427   1,174   1,807     793     N/A     N/A     N/A     N/A     N/A

PIONEER REAL ESTATE SHARES VCT
PORTFOLIO
Unit Value:
  Beginning of Period                      1.902   1.425   1.076   1.067   1.007   1.000     N/A     N/A     N/A     N/A     N/A
  End of Period                            2.153   1.902   1.425   1.076   1.067   1.007     N/A     N/A     N/A     N/A     N/A
  Units Outstanding at End of Period
     (in thousands)                        1,005   1,358   1,715   1,733     968     253     N/A     N/A     N/A     N/A     N/A

T. ROWE PRICE INTERNATIONAL STOCK
   PORTFOLIO
Unit Value:
  Beginning of Period                      1.322   1.179   0.917   1.138   1.485   1.834   1.396   1.222   1.203   1.064   1.000
  End of Period                            1.512   1.322   1.179   0.917   1.138   1.485   1.834   1.396   1.222   1.203   1.064
  Units Outstanding at End of Period
     (in thousands)                        2,005   2,774   3,825   5,300   6,336   6,720   5,937   5,670   4,536    2506     542



*Effective May 1, 2006, AIM V.I. Aggressive Growth Fund will merge into the AIM
 V.I. Capital Appreciation Fund.

**Effective May 1, 2006, AIM V.I. Premier Equity Fund will merge into the AIM
  V.I. Core Equity Fund.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS


This Prospectus provides important information about the Allmerica Advantage variable annuity contracts issued by First Allmerica Financial Life Insurance Company in Hawaii and New York. The contract is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis.


As of the date of this Prospectus, the Company has ceased issuing new contracts except in connection with certain preexisting contractual plans and programs. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.


A Statement of Additional Information dated May 1, 2006 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Allmerica Investments, Inc. at 1-800-533-7881. The Table of Contents of the Statement of Additional Information is listed on page 4 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


The Variable Account, known as Separate Account VA-K, is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option invests exclusively in shares of the following funds:


GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)

AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund
AIM V.I. Global Health Care Fund


AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)
AIM V.I. Basic Value Fund
AIM V.I. Capital Development Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Growth and Income Portfolio
AllianceBernstein Large Cap Growth Portfolio
AllianceBernstein Small/Mid-Cap Value Portfolio
AllianceBernstein Value Portfolio

DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

DELAWARE VIP TRUST (SERVICE CLASS)
Delaware VIP Growth Opportunities Series


DWS VARIABLE SERIES II
DWS Technology Growth VIP
DWS Dreman Financial Services VIP


EATON VANCE VARIABLE TRUST
Eaton Vance VT Floating-Rate Income Fund

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

Fidelity VIP Asset Manager(SM) Portfolio

Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE CLASS 2)
Fidelity VIP Contrafund(R) Portfolio
Fidelity VIP Growth Opportunities Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio

                                                    (CONTINUES TO THE NEXT PAGE)

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                DATED MAY 1, 2006

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Growth and Income Securities Fund
FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small-Mid Cap Growth Securities Fund
FT VIP Mutual Shares Securities Fund
FT VIP Templeton Foreign Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Growth and Income Portfolio
Janus Aspen Large Cap Growth Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE CLASS)
MFS(R) Mid Cap Growth Series
MFS(R) New Discovery Series
MFS(R) Total Return Series
MFS(R) Utilities Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)
Oppenheimer Balanced Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street Fund/VA

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
Pioneer Emerging Markets VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

In most jurisdictions, values may be allocated to the Fixed Account which is part of the Company's General Account. The Fixed Account is an investment option that pays an interest rate guaranteed for one year from the time a payment is received. Another investment option available in most jurisdictions, the Guarantee Period Accounts, offers fixed rates of interest for specified periods ranging from 2 to 10 years. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account).

                                TABLE OF CONTENTS


SPECIAL TERMS                                                                       5
SUMMARY OF FEES AND EXPENSES                                                        7
SUMMARY OF CONTRACT FEATURES                                                       11
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE UNDERLYING FUNDS         15
INVESTMENT OBJECTIVES AND POLICIES                                                 16
PERFORMANCE INFORMATION                                                            21
DESCRIPTION OF THE CONTRACT                                                        23
   DISRUPTIVE TRADING                                                              23
   PAYMENTS                                                                        24
   RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY                                   25
   RIGHT TO CANCEL ALL OTHER CONTRACTS                                             25
   TELEPHONE TRANSACTIONS PRIVILEGE                                                25
   TRANSFER PRIVILEGE                                                              26
   AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS                   26
   SURRENDER                                                                       27
   WITHDRAWALS                                                                     27
   DEATH BENEFIT                                                                   29
   THE SPOUSE OF THE OWNER AS BENEFICIARY                                          30
   OPTIONAL ENHANCED EARNINGS RIDER                                                30
   ASSIGNMENT                                                                      32
   ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE                               33
   DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS                                  33
   ANNUITY BENEFIT PAYMENTS                                                        34
   NORRIS DECISION                                                                 35
   COMPUTATION OF VALUES                                                           36
CHARGES AND DEDUCTIONS                                                             37
   VARIABLE ACCOUNT DEDUCTIONS                                                     37
   CONTRACT FEE                                                                    38
   OPTIONAL RIDER CHARGES                                                          38
   PREMIUM TAXES                                                                   38
   SURRENDER CHARGE                                                                39
   WAIVER OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS CREDITED                      40
   TRANSFER CHARGE                                                                 42
GUARANTEE PERIOD ACCOUNTS                                                          43
FEDERAL TAX CONSIDERATIONS                                                         46
STATEMENTS AND REPORTS                                                             52
LOANS (QUALIFIED CONTRACTS ONLY)                                                   52
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS                                  52
CHANGES TO COMPLY WITH LAW AND AMENDMENTS                                          53
VOTING RIGHTS                                                                      53
DISTRIBUTION                                                                       54
LEGAL MATTERS                                                                      54
FURTHER INFORMATION                                                                55
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT                            A-1
APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT                   B-1
APPENDIX C -- THE DEATH BENEFIT                                                   C-1
APPENDIX D -- CONDENSED FINANCIAL INFORMATION                                     D-1

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                                     3
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY                      5
SERVICES                                                                            5
UNDERWRITERS                                                                        6
ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION                          7
PERFORMANCE INFORMATION                                                             8
FINANCIAL STATEMENTS                                                              F-1

                                  SPECIAL TERMS

ACCUMULATED VALUE: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a unit of measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE: the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.

ANNUITY UNIT: a unit of measure used to calculate the value of the periodic annuity benefit payments under the Contract.


COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to First Allmerica Financial Life Insurance Company for contracts issued in Hawaii and New York.


CUMULATIVE EARNINGS: the Accumulated Value reduced by total payments not previously withdrawn.

FIXED ACCOUNT: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT: an annuity payout option providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU): the person, persons or entity entitled to exercise the rights and privileges under this Contract. Joint Owners are permitted if one of the two is the Annuitant.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Fund.

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any applicable Contract fee, surrender charge, rider charge and Market Value Adjustment.


UNDERLYING FUND (OR FUNDS): certain investment portfolios of AIM Variable Insurance Funds ("AIM"), AllianceBernstein Variable Products Series Fund, Inc. ("Alliance"), Delaware VIP Trust ("Delaware VIP"), Eaton Vance Variable Trust ("EVVT"), Fidelity Variable Insurance Products Funds ("Fidelity VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), Goldman Sachs Variable Insurance Trust "GSVIT"), Janus Aspen Series ("Janus Aspen"), MFS(R) Variable Insurance Trust(SM) (the "MFS Trust"), Oppenheimer Variable Account Funds ("Oppenheimer"), Pioneer Variable Contracts Trust ("Pioneer VCT"), DWS Variable Series II ("DVS"), and T. Rowe Price International Series, Inc. ("T. Rowe Price").

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, as well as each day otherwise required.

VARIABLE ACCOUNT: Separate Account VA-K, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company, and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of certain Funds.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will incur directly or indirectly under the Allmerica Advantage Contract. The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. The purpose of the tables is to help you understand these various charges.

                                     TABLE I
                           OWNER TRANSACTION EXPENSES

TABLE I DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT AND WHEN YOU TRANSFER VALUES AMONG THE INVESTMENT OPTIONS. (NOTE: THE COMPANY DOES NOT CHARGE A TRANSACTION CHARGE WHEN YOU PURCHASE THE CONTRACT AND DOES NOT CURRENTLY CHARGE WHEN YOU TRANSFER AMONG INVESTMENT OPTIONS.) STATE PREMIUM TAXES ARE APPLICABLE IN SOME STATES AND ARE DEDUCTED AS DESCRIBED IN "PREMIUM TAXES" UNDER CHARGES AND DEDUCTIONS.

                                                                    MAXIMUM
                                                                    CHARGE
   SURRENDER CHARGE(1):
   (as a percentage of payments withdrawn)                            8.0%

   TRANSFER CHARGE:                                                  None(2)

(1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or annuitization under any commutable period certain option or a noncommutable fixed period certain option of less than ten years. The charge is a percentage ranging from 8.0% to 1.0% of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period.

                    COMPLETE YEARS FROM
                      DATE OF PAYMENT    CHARGE
                    -------------------  ------
                        Less than 2       8.0%
                        Less than 3       7.0%
                        Less than 4       6.0%
                        Less than 5       5.0%
                        Less than 6       4.0%
                        Less than 7       3.0%
                        Less than 8       2.0%
                        Less than 9       1.0%
                        Thereafter          0%

(2) The Company currently does not charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

                                    TABLE II
         PERIODIC FEES AND EXPENSES OTHER THAN UNDERLYING FUND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FEES AND EXPENSES OF EACH UNDERLYING FUND.


   Annual Contract Fee:(1)                                                                  $    30

   Annual Variable Sub-Account Expenses
   (on an annual basis as percentage of average daily net assets)
   Mortality and Expense Risk Charge:                                                          1.25%
   Administrative Expense Charge:                                                              0.20%
                                                                                            -------
   Total Annual Expenses:                                                                      1.45%

   OPTIONAL RIDER CHARGES:
     The charge on an annual basis as a percentage of the Accumulated Value is:
     Enhanced Earnings Rider                                                                   0.25%



(1) During the accumulation phase, the fee is deducted annually and upon surrender when Accumulated Value is less than $50,000. The fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan.

                                    TABLE III
             TOTAL ANNUAL OPERATING EXPENSES OF THE UNDERLYING FUNDS

TABLE III SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUNDS' FEES AND EXPENSES, INCLUDING INFORMATION ABOUT ANY EXPENSE CAPS OR REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS FOR THE UNDERLYING FUNDS.


    TOTAL ANNUAL FUND OPERATING EXPENSES           MINIMUM                    MAXIMUM
   --------------------------------------  -------------------------  -------------------------
   Expenses that are deducted from         Annual charge of 0.56%(1)  Annual charge of 1.99% of
   Underlying Fund assets, including         of average daily net         average daily net
   management fees, distribution and/or             assets                      assets
   service (12b-1) fees and other
   expenses.



(1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses set forth after the portfolio names, respectively, would have been: Fidelity VIP Equity Income (0.55%), Fidelity VIP Growth Opportunities (0.92%), Fidelity VIP Value Strategies (0.91%). These offsets may be discontinued at any time.

The table above shows the minimum and maximum expenses of the Funds during 2005. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year. The Underlying Fund information is based on information provided by the Underlying Portfolio and is not independently verified by the Company.


EXAMPLES

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING FUND FEES AND EXPENSES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

MAXIMUM EXPENSE EXAMPLE


The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the combination of optional riders with the maximum possible charges, which would be the Enhanced Earnings Rider with a charge of 0.25% annually. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


(1) If, at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:


                                    1 YEAR   3 YEARS   5 YEARS     10 YEARS
----------------------------------------------------------------------------
   Fund with the maximum total
   operating expenses              $  1,128  $  1,865  $  2,519   $    4,197

(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:


                                    1 YEAR   3 YEARS   5 YEARS     10 YEARS
----------------------------------------------------------------------------
   Fund with the maximum total
   operating expenses              $    401  $  1,215  $  2,046    $   4,197


MINIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(1) If , at the end of the applicable time period, you surrender your Contract or annuitize under any commutable period certain option or a noncommutable fixed period certain option of less than ten years:


                                    1 YEAR   3 YEARS   5 YEARS     10 YEARS
----------------------------------------------------------------------------
  Fund with the minimum total
  operating expenses               $    950  $  1,333  $  1,608   $    2,390


(2) If you do NOT surrender your Contract or if you annuitize at the end of the applicable time period under a life option or a noncommutable fixed period certain option of ten years or longer:


                                    1 YEAR   3 YEARS   5 YEARS     10 YEARS
----------------------------------------------------------------------------
  Fund with the minimum total
  operating expenses               $    209  $    646  $  1,108   $    2,390

                          SUMMARY OF CONTRACT FEATURES

WHAT IS THE ALLMERICA ADVANTAGE VARIABLE ANNUITY?

The Allmerica Advantage variable annuity contract or certificate ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

     -  A customized investment portfolio;

     -  Experienced professional investment advisers;

     -  Tax deferral on earnings;

     - Guarantees that can protect your beneficiaries during the accumulation phase; and

     -  Income payments that you can receive for life.

WHAT HAPPENS IN THE ACCUMULATION PHASE?


The Contract has two phases, an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, you may allocate payments among the combination of portfolios of securities ("Underlying Funds") (up to seventeen Sub-Accounts, in addition to the Goldman Sachs Money Market Fund, may be utilized at any one time) and, in most jurisdictions, the Guarantee Period Accounts and the Fixed Account (collectively "the investment options.") You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Underlying Funds and any accumulations in the Guarantee Period and Fixed Accounts. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of the Annuitant's death. See discussion below WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?


WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Underlying Funds, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

     -  periodic payments for the Annuitant's lifetime;

     - periodic payments for the Annuitant's life and the life of another person selected by you;

     - periodic payments for the Annuitant's lifetime with any remaining guaranteed payments continuing to your beneficiary for ten years in the event that the Annuitant dies before the end of ten years;

     - periodic payments over a specified number of years (1 to 30) -- under the fixed version of this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option. Variable period certain options are automatically commutable.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?


The Contract is between you, (the "Owner") and us, First Allmerica Financial Life Insurance Company (for contracts issued in Hawaii and New York). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two also must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual who receives annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, subject only to a $5000 minimum for your initial payment ($2,000 for IRAs) and a $50 minimum for any additional payments. (A lower initial payment amount may be permitted where monthly payments are being forwarded directly from a financial institution.) In addition, a minimum of $1,000 is always required to establish a Guarantee Period Account.

WHAT ARE MY INVESTMENT CHOICES?


Prior to the Annuity Date, you may allocate payments among the Sub-Accounts investing in the Underlying Funds (up to a total of seventeen at any one time in addition to the Goldman Sachs Money Market Fund), the Guarantee Period Accounts and the Fixed Account. Each Underlying Fund operates pursuant to different investment objectives and this range of investment options enables you to allocate your money among the Underlying Funds to meet your particular investment needs. For a more detailed description of the Underlying Funds, see INVESTMENT OBJECTIVES AND POLICIES.


Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account, except in California where assets are held in the Company's General Account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the Account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the GPA after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD ACCOUNTS.

The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account is guaranteed for one year from that date. For more information about the Fixed Account see APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

THE FIXED ACCOUNT AND/OR THE GUARANTEE PERIOD ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

CAN I MAKE TRANSFERS AMONG THE INVESTMENT OPTIONS?


Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Underlying Funds, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25. Transfers may be made to and among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts, in addition to the Goldman Sachs Money Market Fund, are utilized at any one time. See "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.


You also may elect at no additional charge Automatic Transfers (Dollar Cost Averaging) to gradually move money to one or more of the Underlying Funds or Automatic Account Rebalancing to ensure assets remain allocated according to your designated percentage allocation mix.

WHAT IF I NEED MY MONEY BEFORE THE ANNUITY PAYOUT PHASE BEGINS?

You may surrender the Contract or make withdrawals any time before the annuity payout phase begins. Each calendar year you can take without a surrender charge the greatest of 100% of cumulative earnings, 10% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy and the Owner is a trust or other nonnatural person.) A 10% federal tax penalty may apply to amounts deemed to be income if you are under age 59 1/2. Additional amounts may be withdrawn at any time but payments that have not been invested in the Contract for more than nine years may be subject to a surrender charge. (A Market Value Adjustment may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)


In addition, you may withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before age 65, you become disabled.

WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?


If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the GREATEST of:


     - The Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork, increased by any positive Market Value Adjustment; or

     - The death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) equals gross payments.


The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of:

(a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment;


(b)  equals gross payments; or


(c)  the locked-in value of the death benefit at the first anniversary.

The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.

At the death of an Owner who is not also the Annuitant during the accumulation phase, the death benefit will equal the Contract's Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary paperwork, increased by any positive Market Value Adjustment.

If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT.

In addition, if you elected the optional Enhanced Earnings Rider at issue, additional amounts may be payable to your beneficiary if the Annuitant dies prior to the Annuity Date. For a detailed discussion of the benefits under the Enhanced Earnings Rider, see OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value on a Contract anniversary or at surrender is less than $50,000, the Company will deduct a $30 Contract fee from the Contract. The Contract fee is currently waived for a Contract issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity options, you may be subject to a surrender charge. If applicable, this charge will be between 1% and 8% of payments withdrawn, based on when the payments were originally made.

Depending upon the state in which you live, a deduction for state and/or local premium taxes may be made as described in "PREMIUM TAXES" under CHARGES AND DEDUCTIONS.

The Company will deduct, on a daily basis, an annual mortality and expense risk charge and administrative expense charge equal to 1.25% and 0.20%, respectively, of the average daily net assets invested in each. The Funds will incur certain management fees and expenses which are described in the prospectuses of the Underlying Funds, which accompany this Prospectus. These charges vary among the Underlying Funds and may change from year to year.

If you elected the optional Enhanced Earnings Rider at issue, a separate monthly charge is deducted from the Contract's Accumulated Value, see "OPTIONAL RIDER CHARGES" under CHARGES AND DEDUCTIONS.

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of your Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted.) However, if state law requires or if the Contract was issued as an Individual Retirement Annuity ("IRA"), you will receive the greater of the amount described above or your entire payment. See "RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY" and "RIGHT TO CANCEL ALL OTHER CONTRACTS" under DESCRIPTION OF THE CONTRACT.

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

     - You may assign your ownership to someone else, except under certain qualified plans.

     - You may change the beneficiary, unless you have designated a beneficiary irrevocably.

     -  You may change your allocation of payments.

     - You may make transfers of accumulated value among your current investments without any tax consequences.

     - You may cancel the Contract within ten days of delivery (or longer if required by state law).

                DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT
                            AND THE UNDERLYING FUNDS

THE COMPANY. Unless otherwise specified, any reference to the "Company" refers to First Allmerica Financial Life Insurance Company. The Company, which was originally organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. The Company is a wholly-owned subsidiary of The Hanover Insurance Group. As of December 31, 2005, the Company had over $3.4 billion in assets and over $4.9 billion of life insurance in force. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


THE VARIABLE ACCOUNT. The Company maintains a separate account called Separate Account VA-K (the "Variable Account"). The Variable Account of First Allmerica was authorized by vote of the Board of Directors of the Company on August 20, 1991. The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Account or the Company by the SEC.


Separate Account VA-K is a separate investment account of the Company. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company. Obligations under the Contracts are obligations of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. The Company also offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition the Variable Account may invest in other underlying funds which are not available to the Contracts described in this Prospectus.

UNDERLYING FUNDS. Each Sub-Account invests in a corresponding investment portfolio ("Underlying Fund") of an open-end management investment company. The Underlying Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Underlying Funds may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Underlying Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Underlying Funds is set forth below. Certain Underlying Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the Underlying Fund prospectuses along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. In some states, insurance regulations may restrict the availability of particular Funds.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS. PLEASE READ THEM CAREFULLY BEFORE INVESTING. The Statements of Additional Information ("SAI") of the Underlying Funds are available upon request.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Contract will equal or exceed the aggregate amount of the purchase payments made under the Contract. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.


GOLDMAN SACHS VARIABLE SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
ADVISER:  GOLDMAN SACHS ASSET MANAGEMENT, L.P.
ADVISER: GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL - GOLDMAN SACHS INTERNATIONAL EQUITY FUND

GOLDMAN SACHS CAPITAL GROWTH FUND - seeks long-term growth of capital.

GOLDMAN SACHS CORE FIXED INCOME FUND - seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

GOLDMAN SACHS EQUITY INDEX FUND - seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks. The sub-adviser is SSgA Funds Management, Inc.

GOLDMAN SACHS GOVERNMENT INCOME FUND - seeks a high level of current income, consistent with safety of principal.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND - seeks long-term growth of capital.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND - seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

GOLDMAN SACHS MID CAP VALUE FUND - seeks long-term capital appreciation.

GOLDMAN SACHS MONEY MARKET FUND - seeks to maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND - seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy. This Fund was formerly known as Goldman Sachs CORE(SM) U.S. Equity Fund.


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
ADVISER:  A I M ADVISORS, INC.

AIM V.I. BLUE CHIP FUND -- seeks to provide long-term growth of capital with a secondary objective of current income.


AIM V.I. CAPITAL APPRECIATION FUND -- seeks to provide growth of capital.

AIM V.I. CORE EQUITY FUND -- seeks to provide growth of capital. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio manager believes have the potential for above-average growth in earnings. This Fund was formerly known as AIM V.I. Core Stock Fund.

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AIM V.I. GLOBAL HEALTH CARE FUND -- seeks capital growth. The Fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care. This fund was formerly known as AIM V.I. Health Sciences Fund.


AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)
ADVISER:  A I M ADVISORS, INC.

AIM V.I. BASIC VALUE FUND -- seeks to provide long-term growth of capital.

AIM V.I. CAPITAL DEVELOPMENT FUND -- seeks to provide long-term growth of capital.


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
ADVISER:  ALLIANCEBERNSTEIN CAPITAL MANAGEMENT, L.P.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO -- seeks long-term growth of capital.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO -- seeks long-term growth of capital.

ALLIANCEBERNSTEIN SMALL/MID-CAP VALUE PORTFOLIO -- seeks long-term growth of capital.

ALLIANCEBERNSTEIN VALUE PORTFOLIO -- seeks long-term growth of capital.


DELAWARE VIP TRUST
ADVISER: DELAWARE MANAGEMENT COMPANY


DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. The Series invests primarily in foreign securities that provide the potential for capital appreciation and income.


DELAWARE VIP TRUST (SERVICE CLASS)
ADVISER: DELAWARE MANAGEMENT COMPANY


DELAWARE VIP GROWTH OPPORTUNITIES SERIES -- seeks long-term capital appreciation. The Series invests primarily in securities of medium-sized companies whose market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Series' investment. Management selects stocks of companies that they think will provide high and consistent earnings growth with a reasonable level of risk.

DWS VARIABLE SERIES II
ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

DWS TECHNOLOGY GROWTH VIP -- seeks growth of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest up to 35% of its net assets in foreign securities. This Portfolio was formerly known as Scudder Technology Growth Portfolio.

DWS DREMAN FINANCIAL SERVICES VIP -- seeks to provide long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial

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companies. The sub-adviser is Dreman Value Management L.L.C. This Portfolio was formerly known as SVS Dreman Financial Services Portfolio.


EATON VANCE VARIABLE TRUST
ADVISER: EATON VANCE MANAGEMENT


EATON VANCE VT FLOATING-RATE INCOME FUND -- seeks to provide a high level of current income. The Fund invests primarily in interests in senior floating rate loans. These loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics. The Fund invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY


FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO -- seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income. The Fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the Standard & Poor's 500(SM) (S&P 500(R)). The sub-adviser is FMR Co., Inc.


FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The sub-adviser is FMR Co., Inc.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks high level of current income, while also considering growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE CLASS 2)
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FIDELITY VIP CONTRAFUND(R) PORTFOLIO -- seeks long-term capital appreciation. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO - seeks to provide capital growth. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP MID CAP PORTFOLIO -- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP VALUE STRATEGIES PORTFOLIO -- seeks capital appreciation. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors and Fidelity Investments Japan Limited.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

ADVISER: FRANKLIN ADVISERS, INC. - FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES
                                   FUND,
                                   FT VIP FRANKLIN GROWTH AND INCOME SECURITIES
                                   FUND, AND
                                   FT VIP FRANKLIN SMALL-MID CAP GROWTH
                                   SECURITIES FUND
ADVISER:  FRANKLIN MUTUAL ADVISERS, LLC - FT VIP MUTUAL SHARES SECURITIES FUND
ADVISER:  TEMPLETON INVESTMENT COUNSEL, LLC - FT VIP TEMPLETON FOREIGN
                                              SECURITIES FUND


FT VIP FRANKLIN GROWTH AND INCOME SECURITIES FUND -- seeks capital appreciation with current income as a secondary goal. The Fund normally invests predominantly in a broadly diversified portfolio of equity securities that the Fund's manager considers to be financially strong but undervalued by the market.

FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities. For this Fund, large-capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies. For this Fund, small cap companies are those with market capitalization values not exceeding $1.5 billion or the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase and mid cap companies are companies with market capitalization values not exceeding $8.5 billion, at the time of purchase.

FT VIP MUTUAL SHARES SECURITIES FUND -- seeks capital appreciation, with income as a secondary goal. The Fund normally invests mainly in equity securities that the manager believes are undervalued. The Fund normally invests primarily in undervalued stocks and to a lesser extent in risk arbitrage securities and distressed companies.

FT VIP TEMPLETON FOREIGN SECURITIES FUND -- seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities. The sub-adviser is Franklin Templeton Investment Management Limited.


JANUS ASPEN SERIES (SERVICE SHARES)
ADVISER: JANUS CAPITAL

JANUS ASPEN GROWTH AND INCOME PORTFOLIO -- seeks long-term capital growth and current income.

JANUS ASPEN LARGE CAP GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital.

MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE CLASS)
ADVISER: MFS INVESTMENT MANAGEMENT(R)

MFS(R) MID CAP GROWTH SERIES -- seeks long-term growth of capital.

MFS(R) NEW DISCOVERY SERIES -- seeks capital appreciation.

MFS(R) TOTAL RETURN SERIES -- seeks mainly to provide above-average income consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

MFS(R) UTILITIES SERIES -- seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)
ADVISER: OPPENHEIMERFUNDS, INC.

OPPENHEIMER BALANCED FUND/VA -- seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

OPPENHEIMER CAPITAL APPRECIATION FUND/VA -- seeks capital appreciation by investing in securities of well-known, established companies.

OPPENHEIMER GLOBAL SECURITIES FUND/VA -- seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities


OPPENHEIMER HIGH INCOME FUND/VA -- seeks a high level of current income from investment in lower grade, high-yield debt securities.


OPPENHEIMER MAIN STREET FUND/VA -- seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
ADVISER: PIONEER INVESTMENT MANAGEMENT, INC.

PIONEER EMERGING MARKETS VCT PORTFOLIO -- invests primarily in securities of emerging market issuers for long-term growth of capital.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO -- invests primarily in equity securities of REITs and other real estate industry issuers for long-term growth of capital. Current income is the portfolio's secondary investment objective.

T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER: T. ROWE PRICE INTERNATIONAL, INC.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The sub-adviser is T. Rowe Price Associates, Inc.

                                      * * *

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE SUB-ACCOUNTS WHICH BEST MEET INDIVIDUAL NEEDS AND OBJECTIVES, CAREFULLY READ THE UNDERLYING FUND PROSPECTUSES.

If there is a material change in the investment policy of a Sub-Account or the Fund in which it invests, the Owner will be notified of the change. If the Owner has Accumulated Value allocated to that Fund, he or she may have the Accumulated Value reallocated without charge to another Fund or to the Fixed Account, where available, on written request received by the Company within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or
(2) the receipt of the notice of the Owner's right to transfer.

                             PERFORMANCE INFORMATION


The Contract was first offered to the public by First Allmerica Financial Life Insurance Company in 1997. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance. Performance tables are included in the Statement of Additional Information.


The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.


The yield of the Sub-Account investing in the Goldman Sachs Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Fund other than the Goldman Sachs Money Market Fund refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.


PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared in reports and promotional literature to:

(1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                           DESCRIPTION OF THE CONTRACT

As of the date of this Prospectus, the Company has ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs. References to issue requirements and initial payments are included as information regarding general Company procedures. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Owners.

DISRUPTIVE TRADING

This Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners.

In order to protect our Contract Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

-    the number of transfers made over a period of time;
-    the length of time between transfers;
- whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;
-    the dollar amount(s) requested for  transfers; and
- whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and
-    the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from sub-account to sub-account. The Disruptive Trading Procedures limit the number of transfers a Contract Owner may make during a given period, limit the number of times a Contract Owner may transfer into particular funds during a given period, and place restrictions as to the time and means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Contract, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Underlying Funds.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Contract Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

PAYMENTS

The Company issues a Contract when its underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, are met. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of annuity Contracts. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements. The Company reserves the right to reject an application or request to issue a Contract. Any such rejection will not discriminate unfairly among purchasers.

Payments may be made to the Contract at any time prior to the Annuity Date or prior to payment of a death benefit, subject to certain minimums:

     - Currently, the initial payment must be at least $5000 ($2,000 for IRAs). A lower minimum amount may be permitted if monthly automatic payments are being forwarded directly from a financial institution.

     -  Each subsequent payment must be at least $50.


     - The minimum allocation to a Guarantee Period Account is $1,000. If less than$1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Goldman Sachs Money Market Fund.

Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are met. To the extent permitted by law, however, if the Contract is issued as an IRA or is issued in certain states, any portion of the initial net payment and additional net payments received during the Contract's first 15 days measured from the issue date, allocated to any Sub-Account and/or any Guarantee Period Account, will be held in the Goldman Sachs Money Market Fund until the end of the 15-day period. Thereafter, these amounts will be allocated as requested.

Generally, unless otherwise requested, all subsequent payments will be allocated among the investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. Subsequent payments will be credited as of the Valuation Date received at the Principal Office on the basis of accumulation unit value next determined after receipt. Prior to the Annuity Date, you may utilize up to seventeen variable Sub-Accounts at any one time, in addition to the

Goldman Sachs Money Market Fund.


RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Contract intended to qualify as an IRA may cancel the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to cancel the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.

Within seven days, the Company will provide a refund equal to the gross payment(s) received. In some states, however, the refund may equal the greater of (1) gross payments, or (2) gross payments allocated to the Fixed Account and the Guarantee Period Accounts plus the Accumulated Value of any amounts allocated to the Variable Account plus any amounts deducted under the Contract or by the Underlying Funds for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

RIGHT TO CANCEL ALL OTHER CONTRACTS

An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the payment received, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above will be used. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

In order to comply with New York regulations concerning the purchase of a new annuity contract to replace an existing life or annuity contract (a "replacement"), an Owner who purchases the Contract in New York as a replacement may cancel within 60 days after receipt. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office or to one of its authorized representatives. The Company will refund an amount equal to the Surrender Value plus all fees and charges and the Contract will be void from the beginning.

TELEPHONE TRANSACTIONS PRIVILEGE

Subject to state law, you, or anyone you authorize, may initiate transactions over the telephone, unless you notify the Company of your election not to have this privilege. The policy of the Company and its agents and affiliates is that it will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.

The Company cannot guarantee that you, or any other person you authorize, will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.

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TRANSFER PRIVILEGE


At any time prior to the Annuity Date and subject to the Disruptive Trading limitations described above under DESCRIPTION OF THE CONTRACT, an Owner may transfer amounts among investment options upon written or, in most jurisdictions, telephone request to the Company. Transfers may be made to or among all of the available Sub-Accounts as long as no more than seventeen Sub-Accounts (in addition to the Goldman Sachs Money Market Account) are utilized at any one time. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Goldman Sachs Money Market Fund. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.


If the Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging) or Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to an initial and/or subsequent payment made to the Fixed Account when it is being used as the source account from which to process automatic transfers. For more information see ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM in the SAI.

AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS.


AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) OPTION. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from either the Fixed Account, the Sub-Account investing in the Goldman Sachs Money Market Fund or the Sub-Account investing in the Goldman Sachs Government Bond Fund (the "source accounts") to one or more available Sub-Accounts. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Underlying Fund being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.


AUTOMATIC ACCOUNT REBALANCING OPTION. The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as specified by the Owner, the Company will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be allocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the allocation mix is received by the Company.

LIMITATIONS. The Company reserves the right to limit the number of Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.

SURRENDER

At any time prior to the Annuity Date, the Owner may surrender the Contract and receive its Surrender Value, less any tax withholding. The request for surrender must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881.

The Owner must return the Contract and a signed, written request for surrender on a Company surrender form to the Principal Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

Before the Annuity Date, a surrender charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last nine full Contract years. See CHARGES AND DEDUCTIONS. The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only Contracts annuitized under a commutable period certain option may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS," "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences, generally which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

WITHDRAWALS

At any time prior to the Annuity Date, the Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The request for withdrawal must be made on Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site, http://www.allmerica.com/afs/account/forms.html.

The Owner must submit to the Principal Office a signed, written request for withdrawal on a Company withdrawal form. The written request must indicate the dollar amount the Owner wishes to receive and the investment options from which such amount is to be withdrawn. Each withdrawal must be in a minimum amount of $100.

The amount withdrawn equals the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS. In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under GUARANTEE PERIOD ACCOUNTS.

Where allocations have been made to more than one investment option, a percentage of the withdrawal may be allocated to each such option. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.

Withdrawals will be paid in accordance with the time limitations described under "SURRENDER" above. For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS."

For important tax consequences which may result from withdrawals, see FEDERAL TAX CONSIDERATIONS.

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges.

If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may specify in writing a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.

LIFE EXPECTANCY DISTRIBUTIONS. Each calendar year prior to the Annuity Date, an Owner who also is the Annuitant may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. The Owner must return a properly signed LED request form to the Principal Office.


The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time. The LED option will terminate automatically on the maximum Annuity Date permitted under the Contract, at which time an Annuity Option must be selected.


If an Owner elects the Company's LED option, (based on the applicable IRS table), in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see, "TAXATION OF THE CONTRACT" under FEDERAL TAX CONSIDERATIONS. In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.

DEATH BENEFIT

In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided below in "THE SPOUSE OF THE OWNER AS BENEFICIARY." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first, and whether death occurs prior to or after the Annuity Date.

DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE. At the death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of:


(a) the Contract's Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork, increased by any positive Market Value Adjustment;

(b)  equals gross payments decreased proportionately to reflect withdrawals); or


(c) the death benefit that would have been payable on the most recent contract anniversary, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

For each withdrawal under (a) or (b) above, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of:


(a) the Accumulated Value on the Valuation Date that the Company receives the death certificate and all necessary claim paperwork (increased by any positive Market Value Adjustment); or

(b)  equals gross payments.


The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of:

(a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment;


(b)  equals gross payments or


(c)  the locked-in value of the death benefit at the first anniversary.

The greatest of (a), (b) or (c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken. See APPENDIX C -- THE DEATH BENEFIT for specific examples of death benefit calculations.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office. Instead of payment in one sum, the beneficiary may, by written request, elect to:

(1) defer distribution of the death benefit for a period no more than five years from the date of death; or

(2) receive distributions over the life of the beneficiary or for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph (2) above.


If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Goldman Sachs Money Market Fund. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Goldman Sachs Money Market Fund. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.


With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

THE SPOUSE OF THE OWNER AS BENEFICIARY


The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract rather than receiving payment of the death benefit. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Goldman Sachs Money Market Fund; (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Goldman Sachs Money Market Fund. The resulting value never will be subject to a surrender charge when withdrawn. The new Owner may also make additional payments; however, a surrender charge will apply to these amounts if they are withdrawn before they have been invested in the Contract for at least nine years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract when the new Owner dies.


OPTIONAL ENHANCED EARNINGS RIDER (EER)

The Enhanced Earnings Rider (EER) may have been elected at issue in most jurisdictions as long as the Annuitant had not yet attained age 76. The Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that the Annuitant dies prior to the Annuity Date.

The Company reserves the right to terminate the availability of the EER at any time; however, such a termination would not effect Riders issued prior to the termination date.

CONDITIONS FOR PAYMENT OF THE EER BENEFIT

For any benefit to be payable under the EER, certain conditions must be met, as follows:

1.   The Annuitant's death must occur prior to the Annuity Date.

2. The difference between (a) and (b) must be greater than zero, where: (a) is the Accumulated Value, and (b) is gross payments not previously withdrawn. IF (a) MINUS (b) IS ZERO OR LESS, NO BENEFIT WILL BE PAYABLE.

Under the EER, Accumulated Value is determined on the Valuation Date on which due proof of death and all necessary documentation have been received at the Principal Office. For purposes of the EER, withdrawals will be considered withdrawn from earnings first and then withdrawn from gross payments on a last-in, first-out basis. Therefore, the value of the EER largely depends on the amount of earnings that accumulate under the Contract. If you expect to withdraw the earnings from your Accumulated Value, electing the EER may not be appropriate. Your financial representative can help you determine if the EER is appropriate in your circumstances.

AMOUNT OF EER BENEFIT

ANNUITANT'S AGE AT ISSUE - 0 TO 70 - If a benefit is payable under the EER and the Contract was issued prior to the Annuitant's 71st birthday, the benefit will be equal to the LESSER of:

(a) 50% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 50% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ANNUITANT'S AGE AT ISSUE - 71 TO 75 - If a benefit is payable under the EER and the Contract was issued on or after the Annuitant's 71st birthday and before his/her 76th birthday, the benefit will be equal to the LESSER of:

(a) 25% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 25% of the difference between the Accumulated Value and gross payments not previously withdrawn.

The EER benefit shall be paid in the same manner that the death benefit is paid prior to the Annuity Date.

EXAMPLES

EXAMPLE 1. Assume that the Annuitant is 67 years old at the time the Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Annuitant dies five years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $150,000.

The EER benefit on that date is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x 100,000) = $50,000; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x (150,000 - 100,000)) = $25,000

The EER benefit is equal to $25,000 under (b), which is the lesser of $50,000 (50% x 100,000) and $25,000 (50% x (150,000 - 100,000)).

EXAMPLE 2. Assume that the Annuitant is 67 years old at the time the Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Annuitant dies ten years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $250,000.

The EER benefit on that date is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $100,000) = $50,000; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the Contract = (50% x ($250,000 - $100,000)) = $75,000

The EER benefit is equal to $50,000 under (a), which is the lesser of $50,000 (50% x $100,000) and $75,000 (50% x ($250,000 - $100,000)).

EXAMPLE 3. Assume that the Annuitant is 67 years old at the time the Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $15,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal is considered to be a withdrawal of $15,000 of earnings. Immediately after the withdrawal, the Accumulated Value is $135,000 and the gross payments (not previously withdrawn) is $100,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $100,000) = $50,000; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x ($135,000 - $100,000)) = $17,500

The EER benefit is equal to $17,500 under (b), which is the lesser of $50,000 (50% x 100,000) and $17,500 (50% x ($135,000 - $100,000)).

EXAMPLE 4. Assume that the Annuitant is 67 years old at the time the Contract is issued and the Enhanced Earnings Rider is selected. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $65,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of the withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal of $65,000 is considered to be a withdrawal of $50,000 earnings and $15,000 of gross payments. Immediately after the withdrawal, the Accumulated Value is $85,000 and the gross payments (not previously withdrawn) is $85,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $85,000) = $42,500; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x ($85,000 - $85,000)) = $0

The EER benefit is equal to $0 under (b), which is the lesser of $42,500 (50% x $85,000) and $0 (50% x ($85,000 - $85,000)).

TERMINATING THE EER

Once the EER is chosen, it cannot be discontinued unless the underlying Contract is surrendered, annuitized, or a death benefit is payable. The EER will terminate on the earliest of the following:

1.   the Annuity Date;

2.   the date the Contract is surrendered;

3.   the date the Company determines a death benefit is payable; or

4. if the deceased Owner's spouse, who is the sole beneficiary, continues the Contract.


If the payment of the death benefit is deferred under the Contract or if the Contract is continued by the deceased Owner's spouse, the amount of the EER benefit, if any, will be applied to the Contract through an allocation to the Sub-Account investing in the Goldman Sachs Money Market Fund and the Rider will terminate.


ASSIGNMENT

The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

For important tax liability which may result from assignments, see FEDERAL TAX CONSIDERATIONS.

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ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

The Owner selects the Annuity Date. To the extent permitted by law, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under, or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90.

The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90.

If the Annuity Date under a non-qualified Contract is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Contract will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. The Owner should carefully review the selection of the Annuity Date with his/her tax adviser. See FEDERAL TAX CONSIDERATIONS for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain annuity options may be commutable or noncommutable. A commutable option provides the payee with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the payee may not request a lump sum payment. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the Sub-Accounts selected. See "Annuity Benefit Payments" in the SAI.

To the extent a fixed annuity payout is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

Under a variable annuity payout option, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity option selected does not produce an initial payment which meets this minimum, a single payment may be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where a commutable period certain option has been elected. Beneficiaries entitled to receive remaining payments under either a commutable or non-commutable "period certain" option may elect instead to receive a lump sum settlement. See "DESCRIPTION OF VARIABLE ANNUITY OPTIONS" below.

If the Owner does not elect an option, a variable life annuity with periodic payments guaranteed for ten years will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS


The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Money Market Fund, or Goldman Sachs Equity Index Fund


The Company also provides these same options funded through the Fixed Account (fixed annuity payout). Regardless of how payments were allocated during the accumulation period, any of the variable payout options or the fixed payout options may be selected, or any of the variable payout options may be selected in combination with any of the fixed annuity payout options. The Company may offer other annuity options. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This variable annuity is payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING LIFETIME OF THE ANNUITANT ONLY. This variable annuity is payable during the payee's life. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

UNIT REFUND VARIABLE LIFE ANNUITY. This is an annuity payable periodically during the lifetime of the Annuitant with the guarantee that if (1) exceeds (2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

Where:    (1)  is the dollar amount of the Accumulated Value at annuitization divided by the dollar amount of the first payment, and

          (2) is the number of payments paid prior to the death of the Annuitant.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to the Annuitant and another individual during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to the Annuitant and another individual during their joint lifetime, and then continues during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY (PAYMENTS GUARANTEED FOR A SPECIFIC NUMBER OF YEARS). This variable annuity has periodic payments for a stipulated number of years ranging from one to thirty. If the Annuitant dies before the end of the period, remaining payments will continue to be made. A fixed period certain annuity may be either commutable or noncommutable. A variable period certain annuity is automatically commutable.

It should be noted that the period certain option does not involve a life contingency. In computing payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under a period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice.

ANNUITY BENEFIT PAYMENTS

DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "NORRIS DECISION" below) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

     - For LIFE ANNUITY OPTIONS AND NONCOMMUTABLE FIXED PERIOD CERTAIN OPTIONS OF SIX YEARS OR MORE, the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

     - For ALL COMMUTABLE FIXED PERIOD CERTAIN OPTIONS, ANY NONCOMMUTABLE FIXED PERIOD CERTAIN OPTION OF LESS THAN SIX YEARS AND ALL VARIABLE PERIOD CERTAIN OPTIONS, the dollar amount is determined by multiplying
          (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.


     - For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.

NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

COMPUTATION OF VALUES

THE ACCUMULATION UNIT. Each net payment is allocated to the investment options selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Funds. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting the sum of (3) and (4) where:

(1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

(4) is an administrative charge equal to 0.20% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. For an illustration of an Accumulation Unit calculation using a hypothetical example, see the SAI.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Underlying Funds.

VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.80% for mortality risk and 0.45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge equal to an annual rate of 0.20% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "CONTRACT FEE") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. The prospectuses and SAI's of the Underlying Funds contain additional information concerning expenses of the Underlying Funds and should be read in conjunction with this Prospectus.

CONTRACT FEE

A $30 Contract fee currently is deducted on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $50,000. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The Company reserves the right to impose a Contract fee up to $30 on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available. Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each. The portion of the charge deducted from each investment option will be equal to the percentage which the value in that investment option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that Sub-Account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the date of issue, either the Owner or the Annuitant is within the class of "eligible persons" as defined in "Reduction or Elimination of Surrender Charge and Additional Amounts Credited" under "SURRENDER CHARGE" below.

OPTIONAL RIDER CHARGES

Subject to state availability, the Company offers an optional Enhanced Earnings Rider that the Owner may elect at issue if the Annuitant has not yet attained age 76. A separate monthly charge is made for the Rider through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts. The pro-rata reduction is based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value.

The applicable monthly charge is equal to the Accumulated Value on the last day of each month within which the Rider has been in effect multiplied by 1/12th of 0.25%. For a description of the Rider, see "OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT.


For a description of the Rider, see "OPTIONAL ENHANCED EARNINGS RIDER" under DESCRIPTION OF THE CONTRACT .


PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

     1. if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or

     2. the premium tax charge is deducted in total when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law. If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contracts Accumulated Value at the time such determination is made.

SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. A surrender charge, however, is deducted from the Accumulated Value in the case of surrender and/or a withdrawal or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Accumulated Value is divided into three categories:

(1) New Payments - payments received by the Company during the nine years preceding the date of the surrender;

(2) Old Payments - accumulated payments invested in the Contract for more than nine years; and

(3) the amount available under the Withdrawal Without Surrender Charge provision.

See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any, then from Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

CHARGES FOR SURRENDER AND WITHDRAWAL. If the Contract is surrendered, or if New Payments are withdrawn while the Contract is in force and before the Annuity Date, a surrender charge may be imposed. The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The surrender charge is as follows:

                     COMPLETE YEARS
                         FROM         CHARGE AS PERCENTAGE OF
                    DATE OF PAYMENT   NEW PAYMENTS WITHDRAWN
                    ---------------   -----------------------
                      Less than 2               8%
                      Less than 3               7%
                      Less than 4               6%
                      Less than 5               5%
                      Less than 6               4%
                      Less than 7               3%
                      Less than 8               2%
                      Less than 9               1%
                      Thereafter                0%

The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total surrender charge exceed a maximum limit of 8.0% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, withdrawals and annuitization.

WAIVER OF SURRENDER CHARGE(S) AND ADDITIONAL AMOUNTS CREDITED


PHYSICAL DISABILITY OR ADMISSION TO MEDICAL CARE FACILITY. Where permitted by law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. The Contracts, the disability also must exist for a continuous period of at least four months. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense.

OTHER REDUCTIONS OR ELIMINATIONS OF SURRENDER CHARGES. From time to time the Company may allow a reduction in or elimination of the surrender charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:


(1) the size and type of group or class, and the persistency expected from that group or class;

(2) the total amount of payments to be received, and the manner in which payments are remitted;

(3) the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced;

(4)  other transactions where sales expenses are likely to be reduced; or

(5) the level of commissions paid to registered representatives, selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer the Contract in connection with financial planning services offered on a fee-for-service basis).

The Company also may reduce or waive the surrender charge, and/or credit additional amounts on contracts, where either the Owner or the Annuitant on the date of issue is within the following classes of individuals ("eligible persons"):


(1)  any employee and directors of the Company;

(2)  any retiree who elected to retire on his/her retirement date;

(3) the immediate family members of those persons identified in (1) through (3) above residing in the same household; and

(4) any beneficiary who receives a death benefit under a deceased employees or retiree's progress sharing plan.


For purposes of the above class of individuals, "the Company" includes affiliates and subsidiaries; "immediate family members" means children, siblings, parents and grandparents; "retirement date" means an employee's early, normal or late retirement date as defined in the Company's pension plan or any successor plan, and "progress sharing" means the First Allmerica Financial Life Insurance Company Employee's Matched Savings Plan or any successor plan.

Finally, if permitted under state law, surrender charges will be waived under a
Section 403(b) Contract where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.

Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of the Contract. The Company will not make any changes to this charge where prohibited by law.

Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the surrender charge is modified to effect certain exchanges of existing annuity contracts issued by the Company for the Contract. See "Exchange Offer" in the SAI.

WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, the Company will waive the surrender charge, if any, on an amount ("Withdrawal Without Surrender Charge Amount") equal to the greatest of (1), (2) or (3):

Where (1) is: 100% of Cumulative Earnings (calculated as the Accumulated
              Value as of the Valuation Date the Company receives the withdrawal request, or the following day, reduced by total gross payments not previously withdrawn);

Where (2) is: 10% of the Accumulated Value as of the Valuation Date the
              Company receives the withdrawal request, or the following day, reduced by the total amount of any prior withdrawals made in the same calendar year to which no surrender charge was applied; and

Where (3) is: The amount calculated under the Company's life expectancy distribution option (see "Life Expectancy Distributions" above) whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge Amount of $1,530 which is equal to the greatest of:

(1)  Cumulative Earnings ($1,000);

(2)  10% of Accumulated Value ($1,500); or

(3)  LED of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge Amount first will be deducted from Cumulative Earnings. If the Withdrawal Without Surrender Charge Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a last-in first-out ("LIFO") basis. This means that the last payments credited to the Contract will be withdrawn first. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge Amount has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment.

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the Surrender Value net of any applicable tax withholding. Subject to the same rules applicable to withdrawals, the Company will not assess a surrender charge on an amount equal to the Withdrawal Without Surrender Charge Amount described above.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.

For further information on surrender and withdrawal, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawal, and important tax considerations, see "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT, and see FEDERAL TAX CONSIDERATIONS.


CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If the Owner chooses any commutable period certain option or a noncommutable fixed period certain option for less than six years, a surrender charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when a surrender charge would still apply had the Contract been surrendered on the Annuity Date.

No surrender charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any noncommutable fixed period certain option for six years or more. A Market Value Adjustment, however, may apply. See GUARANTEE PERIOD ACCOUNTS. If the Owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such Owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this

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Prospectus. The proceeds of the fixed contract, minus any surrender charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.


TRANSFER CHARGE

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT.

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                            GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 (the "1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, Guarantee Periods ranging from two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account, except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.


Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account, on any date other than on the day following the expiration of that Guarantee Period, will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Goldman Sachs Money Market Fund. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days (but not more than 75 days) prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Goldman Sachs Money Market Fund. Where amounts have been renewed automatically in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion.


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MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. No Market Value Adjustment will apply to amounts deducted for Contract fees or rider charges. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT. All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the account value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                     [(1+i)/(1+j)](TO THE POWER OF n/365) -1

          where: i is the Guaranteed Interest Rate expressed as a decimal for (example: 3% = 0.03) being credited to the current Guarantee Period;

                 j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

                 n is the number of days remaining from the Effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, if the then current market rates are lower than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will INCREASE after the Market Value Adjustment is applied. If the then current market rates are higher than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will DECREASE after the Market Value Adjustment is applied.

The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3%. In this situation, the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX B -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the initial payment, LESS ANY CONTRACT FEES OR CHARGES THAT ARE APPLICABLE TO THE GUARANTEE PERIOD ACCOUNTS. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT.

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WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "SURRENDER" and "WITHDRAWALS" under DESCRIPTION OF THE CONTRACT. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a surrender charge applies to the withdrawal, it will be calculated as set forth under "SURRENDER CHARGE" under CHARGES AND DEDUCTIONS after application of the Market Value Adjustment.

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                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS PAID INTO AND RECEIVED FROM A CONTRACT IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

GENERAL

THE COMPANY. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates. The Variable Account is considered a part of and taxed with the operations of the Company and is not taxed as a separate entity.

As of the date of this Prospectus, the Variable Account and Sub-Accounts are not subject to tax, but the Company reserves the right to make a charge for any future tax liability it may incur as a result of the existence of the Contract, the Variable Account or the Sub-Accounts or for any tax imposed on the Company with respect to the income or assets of the Contract, the Variable Account or the Sub-Accounts held by the Company. Any such charge for taxes will be assessed against the Variable Account or the Sub-Accounts on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each Sub-Account account as though that Sub-Account were a separate taxable entity.

DIVERSIFICATION REQUIREMENTS. Section 817(h) of Code provides that the underlying investments held under a non-qualified annuity contract must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract. If these requirements are not met, the Owner will be taxed each year on the annual increase in Accumulated Valued unless a waiver of the diversification failure is obtained from the IRS.

The IRS has issued regulations under Section 817(h) of the Code relating to the diversification requirements for variable annuity and variable life insurance contracts. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of the assets of such account is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. These diversification requirements must be applied separately to each Sub-Account.

The Company believes that the Underlying Funds will comply with the current diversification requirements so that a non-qualified Contract that invests in one or more of those Funds will not be disqualified from annuity contract treatment by Section 817(h) of the Code. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

OWNER CONTROL. In order for a non-qualified variable annuity contract to qualify for tax deferral, assets in the segregated accounts underlying the contract must be considered to be owned by the insurance company and not by the contract owner. In three Revenue Rulings issued before the enactment of Section 817(h) of the Code in 1984, the IRS held that where a variable contract owner had certain forms of actual or potential control over the investments held under the variable annuity contract, the contract owner, rather than the issuing insurance company, would be treated as the owner and would be taxable on the income and gains produced by those assets.

In 1986, in connection with the issuance of regulations concerning the investment diversification requirements of Section 817(h), the Treasury Department announced that such regulations did not provide guidance

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

governing the circumstances in which investor control of the investments of a segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets in the account. That announcement also stated that guidance would be issued by way of regulations or revenue rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued other than a Revenue Procedure indicating that the IRS would not apply the principles of the pre-1984 revenue rulings to an owner of a qualified contract where the only investment powers held by the contract owner were powers that could be held by a participant in a qualified plan. Due to the lack of any clear guidance regarding the investment control issue, the Company reserves the right to modify the Contract, as necessary, to prevent an Owner of the Contract from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.

QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two broad categories of variable annuity contracts: "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a tax-qualified retirement plan or program eligible for special tax treatment under the Code. A non-qualified contract is one that is not purchased in connection with a retirement plan or program eligible for special tax treatment. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see "PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS" below.

TAXATION OF THE CONTRACT

IN GENERAL. The Company believes that the Contract described in this Prospectus, with certain exceptions (see "Nonnatural Owner" below), will be considered an annuity contract under Section 72 of the Code which governs the taxation of annuities, and, if the Contract is a qualified contract, certain other provisions of the Code that will apply to it. Please note, however, if the Owner of a non-qualified Contract chooses an Annuity Date beyond the Owner's life expectancy, it is possible that the Contract may not be considered an annuity for tax purposes because there is no reasonable basis for expecting that annuity payments will ever be made under the Contract. In that event, the Owner would be taxed on the annual increase in Accumulated Value under the Contract. The Owner should consult a qualified tax adviser for more information. The following discussion assumes that a Contract will be treated as an annuity contract subject to Section 72 and, in the case of a qualified Contract, any other applicable provisions of the Code.

MANDATORY DISTRIBUTION REQUIREMENTS FOR QUALIFIED CONTRACTS. Under Section 401(a)(9) of the Code, qualified Contracts will generally be subject both to mandatory minimum distribution requirements upon attainment of age 70 1/2 by the Owner and to mandatory death benefit distribution requirements upon the death of the Owner, either before or after the commencement of benefit payments. (Note: the rules for Roth IRAs do not currently require distributions to begin during the Owner's lifetime.) To comply with Section 401(a)(9), tax-qualified plans must include a provision for the commencement of benefits when a participant attains age 70 1/2 (or under certain plans when the participant retires, if later.)

The final regulations under Section 401(a)(9) provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have not yet commenced on an irrevocable basis, except for acceleration, the required minimum distribution for that year must be computed by determining the entire interest of the Owner in the Contract as of the prior December 31 and dividing that amount by the applicable distribution period as determined under the regulations. (Note: As of the date of this Prospectus, "entire interest" is defined as "the dollar amount credited to the employee or beneficiary under the annuity contract without regard to the actuarial value of any other benefits, such as minimum survivor benefits, that will be provided under the contract." However, final regulations have been issued and are effective for distributions required for calendar years 2006 and thereafter. The definition of "entire interest" will then take into account the actuarial value of other benefits.)

The final regulations further provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have commenced on an irrevocable basis, payments under such contract must generally be non-increasing. According to the final regulations, payments will not fail to

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satisfy the non-increasing payment requirement merely because payments are increased in one or more of the following ways:

(1)  By a constant percentage, applied not less frequently than annually;

(2) To provide a final payment upon the death of the employee that does not exceed the excess of the total value being annuitized over the total payments before the death of the employee;

(3) As a result of dividend payments or other payments that result from actuarial gains, but only if actuarial gain is measured no less frequently than annually and the resulting dividend payments or other payments are either paid no later than the year following the year for which the actuarial experience is measured or paid in the same form as the payment of the annuity over the remaining period of the annuity, beginning no later than the year following the year for which the actuarial experience is measured; and

(4) An acceleration of payments under the annuity which is defined as a shortening of the payment period with respect to an annuity or a full or partial commutation of the future annuity payments. An increase in the payment amount will be treated as an acceleration of payments in the annuity only if the total future expected payments under the annuity (including the amount of any payment made as a result of the acceleration) is decreased as a result of the change in payment period.

Some forms of annuity payments permitted under the Contract may not meet the requirements under the final regulations issued pursuant to Section 401(a)(9). In the event that future IRS regulations and/or rulings would require Contract modifications in order for distributions to the Owner to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

To comply with Section 401(a)(9) of the Code, tax-qualified plans must also include provisions for the distribution of plan benefits after the death of the participant. If the surviving spouse of the participant is the beneficiary subject to the terms of such a plan, Section 401(a)(9) permits the surviving spouse to defer the commencement of benefits until he or she reaches age 70 1/2, at which time the minimum distribution requirements will apply as though the spouse were a plan participant.

If a beneficiary intends to comply with the substantially equal payment requirements without electing annuity payments, the required minimum distribution for any year must be computed by determining the entire interest of the owner in the Contract as of the prior December 31 and dividing that amount by the life expectancy of the owner and beneficiary as determined under the regulations. If the beneficiary intends to comply with the requirement by electing to receive annuity payments, these payments must satisfy the "nonincreasing payment" requirement discussed above. Some forms of annuity payments offered under the Contract may not satisfy these requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order for distributions to a beneficiary to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

MANDATORY DISTRIBUTION REQUIREMENTS FOR NON-QUALIFIED CONTRACTS. Under Section 72(s) of the Code, a non-qualified annuity contract must contain specified provisions with respect to the distribution of the amounts held under the contract following the death of the contract owner. If this requirement is not met, the owner will be taxed each year on the annual increase in Accumulated Value. This Contract contains provisions that are designed to meet the requirements of Section 72(s).

Under Section 72(s), if the Owner's surviving spouse is the beneficiary, the surviving spouse may retain the contract and continue deferral during his or her lifetime. If the beneficiary of the Contract is not the Owner's surviving spouse, the specific distribution requirement applicable under Section 72(s) will depend upon whether annuity payments have commenced. If the Owner dies after annuity payments have commenced, the entire remaining interest under the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death. If the Owner dies before annuity payments have commenced, then the entire amount held under the Contract must be distributed:

(1)  within five years after the death of the Owner; and/or

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(2)  in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary.

No regulations have been issued under Section 72(s). However, in a private letter ruling issued in 2001, the IRS held that distributions made to the designated beneficiary under a non-qualified variable annuity contract under a procedure that provided for payments over the life expectancy of the beneficiary would qualify under the "substantially equal" procedure described in (2) above, even though the beneficiary had the right to accelerate payments under the distribution procedure so long as the payments continued automatically unless and until such an acceleration occurred. In the event that future IRS regulations and/or rulings would require Contract modification in order to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, increases in the Contract's Accumulated Value are not taxable to the Owner until withdrawn from the Contract. Under the current provisions of the Code, amounts received or deemed to have been received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first allocable to any investment gains credited to the contract over the taxpayer's "investment in the contract" and, to that extent, are treated as gross income subject to federal income taxation. For this purpose, the "investment in the contract" is the total of all payments to the Contract that were not excluded from the Owner's gross income less any amounts previously withdrawn from the Contract which were excluded from income as recovery of the investment in the Contract. For purposes of computing the taxable amount of any distribution under these rules, Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract.

ANNUITY PAYOUTS AFTER ANNUITIZATION. After annuity benefit payments begin under the Contract, a portion of each such payment received may generally be excluded from gross income as a recovery of the investment in the Contract. Different formulas apply to the computation of the excludable portion with respect to fixed annuity payments and with respect to variable annuity payments, but the general effect of both formulas is to allocate the exclusion from gross income for the investment in the Contract ratably over the period during which annuity payments will be received. All annuity payments received in excess of this excludable amount are taxable as ordinary income. Once the investment in the Contract is fully recovered, because payments under the Contract have continued for longer than expected, the entire amount of all future payments will be taxable. If the annuitant dies before the entire investment in the Contract is recovered, a deduction for the remaining amount is allowed on the annuitant's final tax return.

PENALTY ON EARLY DISTRIBUTIONS. Under Section 72(q) of the Code, a 10% penalty tax may be imposed on the withdrawal of investment gains from a non-qualified Contract if the withdrawal is made prior to age 59 1/2. A similar 10% penalty tax is imposed under Section 72(t) of the Code on withdrawals or distributions of investment gains from a qualified Contract prior to age 59 1/2. The penalty tax will not be imposed on withdrawals:

     -   taken on or after age 59 1/2; or

     - if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code); or in the case of the Owner's "total disability" (as defined in the Code); or

     - if withdrawals from a qualified Contract are made to an employee who has terminated employment after reaching age 55; or

     - irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee or the payee and a beneficiary.

No regulations have been issued under either Code Section 72(q) or 72(t), but the IRS has recognized three computation procedures that will result in a pattern of payments that will meet the "substantially equal" periodic payment requirement. This requirement will also be met if the Owner elects to have fixed annuity payments made over a period that does not exceed the Owner's life expectancy, or the joint life expectancy of the Owner and beneficiary. The requirement will also be met if the Owner elects to have variable annuity

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payments made over a period that does not exceed the Owner's life expectancy, or the joint life expectancy of the Owner and beneficiary and the number of units withdrawn to make each variable annuity payment is substantially the same. Any modification of distributions which are part of a series of substantially equal periodic payments that occurs before the later of the Owner's reaching age
59 1/2 or five years, other than by reason of death or disability, will subject the Owner to the 10% penalty tax on the prior distributions that were previously exempted from the penalty. A partial withdrawal from a Contract made after annuitization, but before the later of the Owner reaching age 59 1/2 or five years, would also be subject to this recapture rule.

In a number of private letter rulings, the IRS has held that distributions from a qualified plan made over the life expectancy of the participant or the participant and a beneficiary in any amount determined by amortizing the plan account value over the life expectancy of the payee or payees (life expectancy distributions) would qualify under the "substantially equal" payment exception to the penalty with respect to distributions prior to age 59 1/2, even though the procedure for calculating the life expectancy distributions could be modified by the payees. In a private letter ruling issued in 1991 with respect to a non-qualified annuity contract, however, the IRS took the position that life expectancy payments from an annuity contract would not be considered as part of a "series of substantially equal payments" within the meaning of the exception. Subsequently, in a private letter ruling issued in 2000, the IRS held that life expectancy distributions made under a non-qualified variable annuity contract would qualify under the "substantially equal" payment exception to the penalty with respect to distributions prior to age 59 1/2, even though the procedure for calculating the life expectancy distributions could be modified by the payees. The distinction between the adverse 1991 private later ruling and the favorable 2000 private letter ruling appears to be that under the facts considered in the 1991 ruling, action by the payee was required to initiate each payment, while in the facts considered in the 2000 ruling, the payments continued automatically unless specifically modified.

Some forms of annuity payments permitted under the Contracts may not meet the "substantially equal" payment requirements under Section 72(q) or Section 72(s). Because of the uncertainties regarding these issues, a qualified tax adviser should be consulted prior to any request for a withdrawal from a Contract prior to age 59 1/2.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract without receiving adequate and full consideration for the transfer, Section 72 of the Code generally requires the Owner to report taxable income equal to any investment gain in value over the Owner's cost basis at the time of the transfer. This acceleration rule applies to a transfer to another individual (other than the Owner's spouse) or to a nonnnatural person, such as a trust. If the transfer is to a charity, the Owner may be allowed a deduction for some or all of the value of the Contract transferred. If the transfer is not to a charity, the Owner may also be subject to gift tax on some or all of the value of the Contract transferred without adequate and full consideration.

NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the Issue Date (an immediate annuity) or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A mandatory 20% withholding requirement applies to distributions from most other qualified contracts if such distribution would have been eligible to be rolled over into another qualified plan. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS

Federal income taxation of assets held inside a qualified retirement plan and of earnings on those assets is deferred until distribution of plan benefits begins. As such, it is not necessary to purchase a variable annuity

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contract solely to obtain its tax deferral feature. However, other features offered under this Contract and described in this Prospectus -- such as the minimum guaranteed death benefit, the guaranteed fixed annuity rates and the wide variety of investment options -- may make this Contract a suitable investment for your qualified retirement plan.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Contracts may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to owners of non-qualified Contracts. Individuals purchasing a qualified Contract should carefully review any such changes or limitations that may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees, including self-employed individuals. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES. Sections 408 and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Sections 408 and 408A of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Contract as described in this Prospectus. See "RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY" under DESCRIPTION OF THE CONTRACT. The Contract, including all available riders, was filed with the IRS and its form approved as a prototype. Such an approval is an approval as to the form of the Contract and does not represent a determination of its merits.

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAs"). Under the provisions of Section 403(b) of the Code, payments made to annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                             STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, but possibly as frequent as quarterly, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

                        LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to Owners of TSA Contracts (i.e., contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. You must use a Company form to request a loan. You may obtain Company forms by calling 1-800-533-7881. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.


Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated instead to the Goldman Sachs Money Market Fund.


                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Funds no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to the Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds also are issued to separate accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although neither the Company nor any of the underlying investment companies currently foresee any such disadvantages to either variable life owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law, to:

(1) transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class,

(2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

(3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act,

(4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account,

(5)  to change the methodology for determining the net investment factor,

(6)  to change the names of the Variable Account or of the Sub-Accounts, and

(7) to combine with other Sub-Accounts or other Separate Accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                    CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.

                                  VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation

Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share. During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's Variable Annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the Variable Annuity is depleted.

                                  DISTRIBUTION

VeraVest Investments, Inc. ("VeraVest"; formerly Allmerica Investments, Inc.), a wholly-owned subsidiary of Allmerica Financial, acts as the principal underwriter and general distributor of the Contract. VeraVest is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). VeraVest is located at 440 Lincoln Street, Worcester, MA 01653. The Contracts were sold by agents of Allmerica Financial who were registered representatives of VeraVest or are registered representatives of other broker-dealers.

The Company paid commissions not to exceed 6.0% of payments to registered representatives of VeraVest. Certain registered representatives may receive commissions not to exceed 6.0% on subsequent payments. Alternative commission schedules may be in effect that paid lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of Accumulated Value. Certain managers were paid overriding commissions ranging up to no more than 2% of payments.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any surrender charges assessed on the Contract will be retained by the Company except for amounts it may pay to VeraVest for services it performs and expenses it may incur as principal underwriter and general distributor.


Owners may direct any inquiries to their financial representative or to Annuity Client Services, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653, telephone 1-800-533-7881.


                                  LEGAL MATTERS


There are no legal proceedings pending to which the Separate Account is a party, or to which the assets of the Separate Account are subject. The Company and VeraVest Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

The Company intends to vigorously defend this matter, and regard plaintiffs claims for lost trading profits as being highly speculative and, in any case, subject to an obligation to mitigate damages. In addition, any damages for lost profits should, in our view, terminate as a result of the investment management industry's and regulators' actions to eliminate market timing, such as implementing "fair value" pricing.

While the monetary damages sought by plaintiffs, if awarded, could have a material adverse effect on the Company's financial position, in the Company's judgment, the outcome is not expected to be material to the Company's financial position, although it could have a material effect on the results of operations for a particular quarter or annual period.

                               FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity contract and the Fixed Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the Securities and Exchange Commission.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the Fixed Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If a Contract is surrendered, or if an amount in excess of the Withdrawal Without Surrender Charge is withdrawn while the Contract is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least nine full Contract years.

STATE RESTRICTIONS: In Massachusetts, payments and transfers to the Fixed Account are subject to the following restrictions:


     If a Contract is issued prior to the Annuitant's 60th birthday, allocations to the Fixed Account will be permitted until the Annuitant's 61st birthday. On and after the Annuitant's 61st birthday, no additional Fixed Account allocations will be accepted. If the Contract is issued on or after the Annuitant's 60th birthday up through and including the Annuitant's 81st birthday, Fixed Account allocations will be permitted during the first Contract year. On and after the first Contract anniversary, no additional allocations to the Fixed Account will be permitted. If the Contract is issued after the Annuitant's 81st birthday, no payments to the Fixed Account will be permitted at any time. If an allocation designated as a Fixed Account allocation is received at the Principal Office during a period when the Fixed Account is not available due to the limitations outlined above, the monies will be allocated to the Goldman Sachs Money Market Fund.


The Fixed Account is not available to Owners who purchase the Contract in the state of Oregon.

                                   APPENDIX B
                SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER -- Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the current Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender, based on Hypothetical Accumulated Values.

                                 WITHDRAWAL
                HYPOTHETICAL      WITHOUT      SURRENDER
     CONTRACT   ACCUMULATED      SURRENDER       CHARGE       SURRENDER
       YEAR        VALUE       CHARGE AMOUNT   PERCENTAGE       CHARGE
     --------   ------------   -------------   ----------    -----------
         1      $  54,000.00   $    5,400.00       8%        $  3,888.00
         2         58,320.00        8,320.00       8%           4,000.00
         3         62,985.60       12,985.60       7%           3,500.00
         4         68,024.45       18,024.45       6%           3,000.00
         5         73,466.40       23,466.40       5%           2,500.00
         6         79,343.72       29,343.72       4%           2,000.00
         7         85,691.21       35,691.21       3%           1,500.00
         8         92,546.51       42,546.51       2%           1,000.00
         9         99,950.23       49,950.23       1%             500.00
        10        107,946.25       57,946.25       0%               0.00

WITHDRAWALS -- Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to the greater of 10% of the current Accumulated Value or the accumulated earnings in the Contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals, based on Hypothetical Accumulated Value.

                                                WITHDRAWAL
                HYPOTHETICAL                     WITHOUT      SURRENDER
     CONTRACT   ACCUMULATED                     SURRENDER       CHARGE      SURRENDER
       YEAR        VALUE       WITHDRAWALS    CHARGE AMOUNT   PERCENTAGE     CHARGE
     --------   ------------   ------------   -------------   ----------   -----------
         1      $  54,000.00   $       0.00   $    5,400.00       8%       $      0.00
         2         58,320.00           0.00        8,320.00       8%              0.00
         3         62,985.60           0.00       12,985.60       7%              0.00
         4         68,024.45      30,000.00       18,024.45       6%            718.53
         5         41,066.40      10,000.00        4,106.68       5%            294.67
         6         33,551.72       5,000.00        3,355.17       4%             65.79
         7         30,835.85      10,000.00        3,083.59       3%            207.49
         8         22,502.72      15,000.00        2,250.27       2%            254.99
         9          8,102.94           0.00          810.29       1%              0.00
        10          8,751.17           0.00        1,248.45       0%              0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

For purposes of the examples below:

i  = the guaranteed interest rate being credited to the guarantee period.

j = the guaranteed interest rate on the date of surrender for the guarantee period with a duration equal to the number of years remaining in the current guarantee period, rounded to the next higher number of whole years.

n = the number of days from the date of surrender to the expiration date of the guarantee period.

The following examples assume:

     1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

     2. The date of surrender is seven years (2,555 days) from the expiration date.

     3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

     4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

     5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED) *

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

     The market value factor =   [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                             =   [(1+.08)/(1+.11)](TO THE POWER OF 2555/365) - 1

                             =   (.97297)(TO THE POWER OF 7) - 1

                             =    -.17452

The Market Value Adjustment  =   Maximum of the market value factor multiplied
                                 by the withdrawal or the negative of the excess interest earned over 3%

                             =   Maximum (-.17452 X $62,985.60 or -$8,349.25)

                             =   Maximum (-$10,992.38 or -$8,349.25)= -$8,349.25

*Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

          The market value factor  =   [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                                   =   [(1+.08)/(1+.10)](TO THE POWER OF 2555/365) - 1

                                   =   (.98182)(TO THE POWER OF 7) - 1

                                   =   -.12054

     The Market Value Adjustment   =   the market value factor multiplied by the withdrawal

                                   =   -.12054 X $62,985.60

                                   =   -$7,592.11

**Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED) *

Assume that on the date of surrender, the current rate (j) is 5.00% or 0.05

          The market value factor  =   [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                                   =   [(1+.08)/(1+.05)](TO THE POWER OF 2555/365) - 1

                                   =   (1.02857)(TO THE POWER OF 7) - 1

                                   =   .21798

     The Market Value Adjustment   =   Minimum of the market value factor
                                       multiplied by the withdrawal or the excess
                                       interest earned over 3%

                                   =   Minimum of (.21798 X $62,985.60 or $8,349.25)

                                   =   Minimum of ($13,729.78 or $8,349.25)

                                   =   $8,349.25

*Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)**

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

          The market value factor  =   [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

                                   =   [(1+.08)/(1+.07)](TO THE POWER OF 2555/365) - 1

                                   =   (1.00935)(TO THE POWER OF 7) - 1

                                   =   .06728

     The Market Value Adjustment   =   the  market  value  factor  multiplied  by
                                       the withdrawal

                                   =   .06728 X $62,985.60

                                   =   $4,237.90

**Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

                                   APPENDIX C
                                THE DEATH BENEFIT

PART 1: DEATH OF THE ANNUITANT

DEATH BENEFIT ASSUMING NO WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

                             WITHDRAWL
             HYPOTHETICAL      MARKET                                                   HYPOTHETICAL
  CONTRACT   ACCUMULATED       VALUE           DEATH         DEATH          DEATH          DEATH
    YEAR        VALUE        ADJUSTMENT     BENEFIT (a)   BENEFIT (b)    BENEFIT (c)      BENEFIT
  --------   ------------   ------------   ------------   ------------   ------------  -------------
      1      $  53,000.00   $       0.00   $  53,000.00   $  52,500.00   $  50,000.00  $   53,000.00
      2         53,530.00         500.00      54,030.00      55,125.00      53,000.00      55,125.00
      3         58,883.00           0.00      58,883.00      57,881.25      55,125.00      58,883.00
      4         52,994.70         500.00      53,494.70      60,775.31      58,883.00      60,775.31
      5         58,294.17           0.00      58,294.17      63,814.08      60,775.31      63,814.08
      6         64,123.59         500.00      64,623.59      67,004.78      63,814.08      67,004.78
      7         70,535.95           0.00      70,535.95      70,355.02      67,004.78      70,535.95
      8         77,589.54         500.00      78,089.54      73,872.77      70,535.95      78,089.54
      9         85,348.49           0.00      85,348.49      77,566.41      78,089.54      85,348.49
     10         93,883.34           0.00      93,883.34      81,444.73      85,348.49      93,883.34

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

DEATH BENEFIT ASSUMING WITHDRAWALS

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are withdrawals as detailed in the table below and that the Death Benefit Effective Annual Yield is equal to 5%. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.

                                            WITHDRAWAL
             HYPOTHETICAL                     MARKET                                                   HYPOTHETICAL
             ACCUMULATED                      VALUE          DEATH          DEATH          DEATH          DEATH
    YEAR        VALUE       WITHDRAWALS     ADJUSTMENT    BENEFIT (a)    BENEFIT (b)    BENEFIT (c)      BENEFIT
  --------   ------------   ------------   ------------   ------------   ------------   ------------  -------------
         1   $  53,000.00   $       0.00   $       0.00   $  53,000.00   $  52,500.00   $  50,000.00  $   53,000.00
         2      53,530.00           0.00         500.00      54,030.00      55,125.00      53,000.00      55,125.00
         3       3,883.00      50,000.00           0.00       3,883.00       4,171.13       3,972.50       4,171.13
         4       3,494.70           0.00         500.00       3,994.70       4,379.68       4,171.13       4,379.68
         5       3,844.17           0.00           0.00       3,844.17       4,598.67       4,379.68       4,598.67
         6       4,228.59           0.00         500.00       4,728.59       4,828.60       4,598.67       4,828.60
         7       4,651.45           0.00           0.00       4,651.45       5,070.03       4,828.60       5,070.03
         8       5,116.59           0.00         500.00       5,616.59       5,323.53       5,070.03       5,616.59
         9       5,628.25           0.00           0.00       5,628.25       5,589.71       5,616.59       5,628.25
        10         691.07       5,000.00           0.00         691.07         712.70         683.44         712.70

Death Benefit (a) is the Accumulated Value increased by any positive Market Value Adjustment. Death Benefit (b) is the gross payments accumulated daily at the Death Benefit Effective Annual Yield reduced proportionately to reflect withdrawals. Death Benefit (c) is the death benefit that would have been payable on the most recent Contract anniversary, increased for subsequent payments, and decreased proportionately for subsequent withdrawals.

The Hypothetical Death Benefit is equal to the greatest of Death Benefits (a),
(b), or (c).

PART 2: DEATH OF THE OWNER WHO IS NOT THE ANNUITANT

Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals. The table below presents examples of the Death Benefit based on the Hypothetical Accumulated Values.


                         HYPOTHETICAL      HYPOTHETICAL
                          ACCUMULATED      MARKET VALUE      HYPOTHETICAL
             YEAR           VALUE           ADJUSTMENT      DEATH BENEFIT
          ----------   ---------------   ---------------   ---------------
               1       $     53,000.00   $          0.00   $     53,000.00
               2             53,530.00            500.00         54,030.00
               3             58,883.00              0.00         58,883.00
               4             52,994.70            500.00         53,494.70
               5             58,294.17              0.00         58,294.17
               6             64,123.59            500.00         64,623.59
               7             70,535.95              0.00         70,535.95
               8             77,589.54            500.00         78,089.54
               9             85,348.49              0.00         85,348.49
              10             93,883.34              0.00         93,883.34

The Hypothetical Death Benefit is the Accumulated Value increased by any positive Market Value Adjustment.

                                   APPENDIX D


At the Special Meeting of Shareholders of Allmerica Investment Trust ("AIT") that was held on December 9, 2005, the shareholders of each fund of AIT ("AIT fund") approved the reorganization and merger of each AIT Fund into a corresponding portfolio of the Goldman Sachs Variable Insurance Trust. As of the close of business on January 6, 2006, each AIT Fund reorganized into the corresponding Goldman Sachs VIT Fund, as follows:



     FUNDS OF ALLMERICA INVESTMENT TRUST
     AIT Core Equity Fund
     AIT Equity Index Fund
     AIT Government Bond Fund
     AIT Money Market Fund
     AIT Select Capital Appreciation Fund
     AIT Select Growth Fund
     AIT Select International Equity Fund
     AIT Select Investment Grade Income Fund
     AIT Select Value Opportunity Fund

     FUNDS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST
     Goldman Sachs Structured U.S. Equity Fund
     Goldman Sachs Equity Index Fund
     Goldman Sachs Government Income Fund
     Goldman Sachs Money Market Fund
     Goldman Sachs Growth Opportunities Fund
     Goldman Sachs Capital Growth Fund
     Goldman Sachs International Equity Fund
     Goldman Sachs Core Fixed Income Fund
     Goldman Sachs Mid Cap Value Fund


                         CONDENSED FINANCIAL INFORMATION

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-K


THE FOLLOWING TABLES PROVIDE CONDENSED FINANCIAL INFORMATION FOR THE SUB-ACCOUNTS OF THE COMPANY FOR THE 10-YEAR PERIOD ENDING DECEMBER 31, 2005.



                                                                          YEAR ENDED DECEMBER 31ST
                                                      ---------------------------------------------------------------
SUB-ACCOUNT                                             2005       2004       2003       2002       2001       2000
-----------                                           ---------------------------------------------------------------
AIT CORE EQUITY FUND
Unit Value:
  Beginning of Period                                    2.246      2.064      1.641      2.175      2.655      2.977
  End of Period                                          2.347      2.246      2.064      1.641      2.175      2.655
  Units Outstanding at End of Period (in thousands)      3,066      4,443      6,396      8,397     10,745     11,654

AIT EQUITY INDEX FUND
Unit Value:
  Beginning of Period                                    2.679      2.464      1.956      2.552      2.943      3.282
  End of Period                                          2.756      2.679      2.464      1.956      2.552      2.943
  Units Outstanding at End of Period (in thousands)      6,161      8,473     11,519      9,610     11,959     12,588

                                                                    YEAR ENDED DECEMBER 31ST
                                                      ----------------------------------------------------
SUB-ACCOUNT                                             1999       1998       1997       1996       1995
-----------                                           ----------------------------------------------------
AIT CORE EQUITY FUND
Unit Value:
  Beginning of Period                                    2.336      1.986      1.610      1.359      1.037
  End of Period                                          2.977      2.336      1.986      1.610      1.359
  Units Outstanding at End of Period (in thousands)     10,700      9,224      7,404      4,652      2,436

AIT EQUITY INDEX FUND
Unit Value:
  Beginning of Period                                    2.766      2.187      1.675      1.390      1.035
  End of Period                                          3.282      2.766      2.187      1.675      1.390
  Units Outstanding at End of Period (in thousands)     11,440      8,479      5,712       2417        947

                                                                          YEAR ENDED DECEMBER 31ST
                                                      ---------------------------------------------------------------
SUB-ACCOUNT                                             2005       2004       2003       2002       2001       2000
-----------                                           ---------------------------------------------------------------
AIT GOVERNMENT BOND FUND
Unit Value:
  Beginning of Period                                    1.570      1.560      1.557      1.446      1.363      1.257
  End of Period                                          1.571      1.570      1.560      1.557      1.446      1.363
  Units Outstanding at End of Period (in thousands)      3,168      4,429      7,305     11,411      5,459      3,312

AIT MONEY MARKET FUND
Unit Value:
  Beginning of Period                                    1.321      1.329      1.337      1.335      1.299      1.239
  End of Period                                          1.338      1.321      1.329      1.337      1.335      1.299
  Units Outstanding at End of Period (in thousands)      3,980      6,657     10,347     18,996     16,153     11,842

AIT SELECT CAPITAL APPRECIATION FUND
Unit Value:
  Beginning of Period                                    2.954      2.527      1.835      2.375      2.438      2.316
  End of Period                                          3.339      2.954      2.527      1.835      2.375      2.438
  Units Outstanding at End of Period (in thousands)      2,487      3,320      4,638      5.252      6,280      7,028

AIT SELECT GROWTH FUND
Unit Value:
  Beginning of Period                                    1.992      1.882      1.512      2.119      2.856      3.525
  End of Period                                          2.109      1.992      1.882      1.512      2.119      2.856
  Units Outstanding at End of Period (in thousands)      6,480      8,702     11,850      8.358     11,268     12,442

AIT SELECT INTERNATIONAL EQUITY FUND
Unit Value:
  Beginning of Period                                    1.632      1.446      1.149      1.446      1.869      2.084
  End of Period                                          1.808      1,632      1.446      1.149      1.446      1.869
  Units Outstanding at End of Period (in thousands)      3,843      5,148      7,237      8,958     11,030     11,747

                                                                    YEAR ENDED DECEMBER 31ST
                                                      ----------------------------------------------------
SUB-ACCOUNT                                             1999       1998       1997       1996       1995
-----------                                           ----------------------------------------------------
AIT GOVERNMENT BOND FUND
Unit Value:
  Beginning of Period                                    1.273      1.199      1.136      1.113      0.998
  End of Period                                          1.257      1.273      1.199      1.136      1.113
  Units Outstanding at End of Period (in thousands)      4,118      2,605      1,694      1,629      1,098

AIT MONEY MARKET FUND
Unit Value:
  Beginning of Period                                    1.195      1.149      1.105      1.064      1.020
  End of Period                                          1.239      1.195      1.149      1.105      1.064
  Units Outstanding at End of Period (in thousands)     10,044      8,683      8,628      7,379      4,194

AIT SELECT CAPITAL APPRECIATION FUND
Unit Value:
  Beginning of Period                                    1.875      1.670      1.482      1.115      1.000
  End of Period                                          2.316      1.875      1.670      1.482      1.115
  Units Outstanding at End of Period (in thousands)      6,678      5,947      5,197      3,849      1,069

AIT SELECT GROWTH FUND
Unit Value:
  Beginning of Period                                    2.756      2.064      1.562      1.229      1.057
  End of Period                                          3.525      2.756      2.064      1.562      1.229
  Units Outstanding at End of Period (in thousands)     11,455      8,389      5,589      2,645      1,278

AIT SELECT INTERNATIONAL EQUITY FUND
Unit Value:
  Beginning of Period                                    1.605      1.398      1.355      1.128      0.956
  End of Period                                          2.084      1.605      1.398      1.355      1.128
  Units Outstanding at End of Period (in thousands)     10,841      9,713      8,076      5,068      2,093

                                                                          YEAR ENDED DECEMBER 31ST
                                                      ---------------------------------------------------------------
SUB-ACCOUNT                                             2005       2004       2003       2002       2001       2000
-----------                                           ---------------------------------------------------------------
AIT SELECT INVESTMENT GRADE INCOME FUND
Unit Value:
  Beginning of Period                                    1.692      1.651      1.622      1,522      1,431      1.316
  End of Period                                          1.698      1.692      1.651      1,622      1,522      1.431
  Units Outstanding at End of Period (in thousands)      3,467      4,280      6,767      7,379      6,463      5,053

AIT SELECT VALUE OPPORTUNITY FUND
Unit Value:
  Beginning of Period                                    3.234      2.749      2.015      2.444      2.201      1.712
  End of Period                                          3.416      3.234      2.749      2.015      2.444      2.201
  Units Outstanding at End of Period (in thousands)      3,281      4,576      5,753      7,246      8,159      7,745

AIM V.I. AGGRESSIVE GROWTH FUND*
Unit Value:
  Beginning of Period                                    0.695      0.631      0.505      0.663      0.910      1.000
  End of Period                                          0.724      0.695      0.631      0.505      0.663      0.910
  Units Outstanding at End of Period (in thousands)      1,299      1.886      2,299      3.018      3,832      2,495

AIM V.I. BLUE CHIP FUND
Unit Value:
  Beginning of Period                                    0.795      0.771      0.625      0.859      1.000        N/A
  End of Period                                          0.811      0.795      0.771      0.625      0.859        N/A
  Units Outstanding at End of Period (in thousands)        261        365        547        368         91        N/A

AIM V.I. GLOBAL HEALTH CARE FUND
Unit Value:
  Beginning of Period                                    0.953      0.899      0.714      0.959      1.113      1.000
  End of Period                                          1.016      0.953      0.899      0.714      0.959      1.113
  Units Outstanding at End of Period (in thousands)      2,070      2,734      3,496      3,913      4,406      2,421

                                                                    YEAR ENDED DECEMBER 31ST
                                                      ----------------------------------------------------
SUB-ACCOUNT                                             1999       1998       1997       1996       1995
-----------                                           ----------------------------------------------------
AIT SELECT INVESTMENT GRADE INCOME FUND
Unit Value:
  Beginning of Period                                    1.348      1.267      1.174      1.151      0.990
  End of Period                                          1.316      1.348      1.267      1.174      1.151
  Units Outstanding at End of Period (in thousands)      5,686      5,160      3,889      2,854      1,677

AIT SELECT VALUE OPPORTUNITY FUND
Unit Value:
  Beginning of Period                                    1.823      1.764      1.433      1.131      0.975
  End of Period                                          1.712      1.823      1.764      1.433      1.131
  Units Outstanding at End of Period (in thousands)      8,309      7,243      5,466      3,037      1,614

AIM V.I. AGGRESSIVE GROWTH FUND*
Unit Value:
  Beginning of Period                                      N/A        N/A        N/A        N/A        N/A
  End of Period                                            N/A        N/A        N/A        N/A        N/A
  Units Outstanding at End of Period (in thousands)        N/A        N/A        N/A        N/A        N/A

AIM V.I. BLUE CHIP FUND
Unit Value:
  Beginning of Period                                      N/A        N/A        N/A        N/A        N/A
  End of Period                                            N/A        N/A        N/A        N/A        N/A
  Units Outstanding at End of Period (in thousands)        N/A        N/A        N/A        N/A        N/A

AIM V.I. GLOBAL HEALTH CARE FUND
Unit Value:
  Beginning of Period                                      N/A        N/A        N/A        N/A        N/A
  End of Period                                            N/A        N/A        N/A        N/A        N/A
  Units Outstanding at End of Period (in thousands)        N/A        N/A        N/A        N/A        N/A

                                                                          YEAR ENDED DECEMBER 31ST
                                                      ---------------------------------------------------------------
SUB-ACCOUNT                                             2005       2004       2003       2002       2001       2000
-----------                                           ---------------------------------------------------------------
AIM V.I. PREMIER EQUITY FUND**
Unit Value:
  Beginning of Period                                    0.672      0.645      0.523      0.761      0.883      1.000
  End of Period                                          0.700      0.672      0.645      0.523      0.761      0.883
  Units Outstanding at End of Period (in thousands)      1,900      2,392      3,020      3,839      4,914      3,008

AIM V.I. BASIC VALUE FUND
Unit Value:
  Beginning of Period                                    1.088      0.996      0.758        N/A        N/A        N/A
  End of Period                                          1.130      1.088      0.996      0.758        N/A        N/A
  Units Outstanding at End of Period (in thousands)      1,258      1,323      2,045      1,534        N/A        N/A

AIM V.I. CAPITAL DEVELOPMENT FUND
Unit Value:
  Beginning of Period                                    1.120      0.986      0.741        N/A        N/A        N/A
  End of Period                                          1.206      1.120      0.986      0.741        N/A        N/A
  Units Outstanding at End of Period (in thousands)         76         62         60         40        N/A        N/A

ALLIANCEBERNSTEIN GROWTH AND INCOME
PORTFOLIO
Unit Value:
  Beginning of Period                                    1.137      1.037      0.796      1.039      1.053      1.000
  End of Period                                          1.172      1.137      1.037      0.796      1.039      1.053
  Units Outstanding at End of Period (in thousands)      4,359      5,770      7,731      8,986      7,873      1,999

ALLIANCEBERNSTEIN LARGE CAP GROWTH
PORTFOLIO
Unit Value:
  Beginning of Period                                    0.581      0.544      0.448      0.657      0.807      1.000
  End of Period                                          0.658      0.581      0.544      0.448      0.657      0.807
  Units Outstanding at End of Period (in thousands)      3,207      3,532      5,053      5,115      5,325      3,419

                                                                    YEAR ENDED DECEMBER 31ST
                                                      ----------------------------------------------------
SUB-ACCOUNT                                             1999       1998       1997       1996       1995
-----------                                           ----------------------------------------------------
AIM V.I. PREMIER EQUITY FUND**
Unit Value:
  Beginning of Period                                      N/A        N/A        N/A        N/A        N/A
  End of Period                                            N/A        N/A        N/A        N/A        N/A
  Units Outstanding at End of Period (in thousands)        N/A        N/A        N/A        N/A        N/A

AIM V.I. BASIC VALUE FUND
Unit Value:
  Beginning of Period                                      N/A        N/A        N/A        N/A        N/A
  End of Period                                            N/A        N/A        N/A        N/A        N/A
  Units Outstanding at End of Period (in thousands)        N/A        N/A        N/A        N/A        N/A

AIM V.I. CAPITAL DEVELOPMENT FUND
Unit Value:
  Beginning of Period                                      N/A        N/A        N/A        N/A        N/A
  End of Period                                            N/A        N/A        N/A        N/A        N/A
  Units Outstanding at End of Period (in thousands)        N/A        N/A        N/A        N/A        N/A

ALLIANCEBERNSTEIN GROWTH AND INCOME
PORTFOLIO
Unit Value:
  Beginning of Period                                      N/A        N/A        N/A        N/A        N/A
  End of Period                                            N/A        N/A        N/A        N/A        N/A
  Units Outstanding at End of Period (in thousands)        N/A        N/A        N/A        N/A        N/A

ALLIANCEBERNSTEIN LARGE CAP GROWTH
PORTFOLIO
Unit Value:
  Beginning of Period                                      N/A        N/A        N/A        N/A        N/A
  End of Period                                            N/A        N/A        N/A        N/A        N/A
  Units Outstanding at End of Period (in thousands)        N/A        N/A        N/A        N/A        N/A

                                                                                 YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------------------
SUB-ACCOUNT                                                  2005        2004        2003        2002        2001        2000
-----------                                               ---------------------------------------------------------------------
ALLIANCEBERNSTEIN SMALL/MID-CAP VALUE PORTFOLIO
Unit Value:
  Beginning of Period                                         1.346       1.147       0.826         N/A         N/A       1.000
  End of Period                                               1.415       1.346       1.147       0.826         N/A       0.807
  Units Outstanding at End of Period (in thousands)           1,232       1,368       1,720       1,221         N/A       3,419

ALLIANCEBERNSTEIN VALUE PORTFOLIO
Unit Value:
  Beginning of Period                                         1.190       1.065       0.841         N/A         N/A       1.000
  End of Period                                               1.237       1.190       1.065       0.841         N/A       0.807
  Units Outstanding at End of Period (in thousands)             711       1,006       1,293         940         N/A       3,419

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
Unit Value:
  Beginning of Period                                         2.193       1.827       1.293       1.464       1.704       1.720
  End of Period                                               2.440       2.193       1.827       1.293       1.464       1.704
  Units Outstanding at End of Period (in thousands)           1,874       2,322       2,975       3,573       4,207       4,193

DELAWARE VIP GROWTH OPPORTUNITES SERIES
Unit Value:
  Beginning of Period                                         0.809       0.732       0.527       0.714       0.862       1.000
  End of Period                                               0.886       0.809       0.732       0.527       0.714       0.862
  Units Outstanding at End of Period (in thousands)             433         753         978       1,129       1,578       1,126

                                                                          YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------
SUB-ACCOUNT                                                  1999       1998         1997        1996       1995
-----------                                               ---------------------------------------------------------
ALLIANCEBERNSTEIN SMALL/MID-CAP VALUE PORTFOLIO
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

ALLIANCEBERNSTEIN VALUE PORTFOLIO
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
Unit Value:
  Beginning of Period                                         1.508       1.387       1.319       1.115       0.993
  End of Period                                               1.720       1.508       1.387       1.319       1.115
  Units Outstanding at End of Period (in thousands)           4,560       4,148       3,266       2,023       1,304

DELAWARE VIP GROWTH OPPORTUNITES SERIES
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

                                                                                 YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------------------
SUB-ACCOUNT                                                  2005        2004        2003        2002        2001        2000
-----------                                               ---------------------------------------------------------------------
DWS DREMAN FINANCIAL SERVICES VIP
Unit Value:
  Beginning of Period                                         1.433       1.299       1.028       1.141       1.216       1.000
  End of Period                                               1.412       1.433       1.299       1.028       1.141       1.216
  Units Outstanding at End of Period (in thousands)           1,015       1,266       1,770       2,316       2,961       1,502

DWS TECHNOLOGY GROWTH VIP
Unit Value:
  Beginning of Period                                         0.446       0.444       0.307       0.484       0.726       1.000
  End of Period                                               0.456       0.446       0.444       0.307       0.484       0.726
  Units Outstanding at End of Period (in thousands)           2,411       2,589       3,336       3,309       4,047       2,629

EATON VANCE VT FLOATING RATE-INCOME FUND
Unit Value:
  Beginning of Period                                         1.020       1.006       0.992       1.003       1.000         N/A
  End of Period                                               1.044       1.020       1.006       0.992       1.003         N/A
  Units Outstanding at End of Period (in thousands)             701         719         705         518         560         N/A

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO
Unit Value:
  Beginning of Period                                         1.844       1.774       1.526       1.697       1.795       1.896
  End of Period                                               1.891       1.844       1.774       1.526       1.697       1.795
  Units Outstanding at End of Period (in thousands)           1,924       2,474       3,561       3,839       4,396       4,729

                                                                          YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------
SUB-ACCOUNT                                                  1999       1998         1997        1996       1995
-----------                                               ---------------------------------------------------------
DWS DREMAN FINANCIAL SERVICES VIP
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

DWS TECHNOLOGY GROWTH VIP
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

EATON VANCE VT FLOATING RATE-INCOME FUND
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO
Unit Value:

  Beginning of Period                                         1.732       1.527       1.284       1.137       0.985
  End of Period                                               1.896       1.732       1.527       1.284       1.137
  Units Outstanding at End of Period (in thousands)           4,614       3,514       3,125       2,735       2,025

                                                                                YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------------------
SUB-ACCOUNT                                                  2005        2004        2003        2002        2001        2000
-----------                                               ---------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Unit Value:
  Beginning of Period                                         2.712       2.467       1.921       2.347       2.506       2.345
  End of Period                                               2.829       2.712       2.467       1.921       2.347       2.506
  Units Outstanding at End of Period (in thousands)           6,103       7,966      10,778      13,173      15,468      16,147

FIDELITY VIP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period                                         2.402       2.358       1.801       2.615       3.222       3.673
  End of Period                                               2.505       2.402       2.358       1.801       2.615       3.222
  Units Outstanding at End of Period (in thousands)           6,949       9,330      11,909      13,775      16,960      18,614

FIDELITY VIP HIGH INCOME PORTFOLIO
Unit Value:
  Beginning of Period                                         1.424       1.318       1.051       1.031       1.185       1.551
  End of Period                                               1.441       1.424       1.318       1.051       1.031       1.185
  Units Outstanding at End of Period (in thousands)           3,503       4,973       8,246       8,193      10,895      11,813

FIDELITY VIP OVERSEAS PORTFOLIO
Unit Value:
  Beginning of Period                                         1.561       1.394       0.987       1.256       1.616       2.028
  End of Period                                               1.831       1.561       1.394       0.987       1.256       1.616
  Units Outstanding at End of Period (in thousands)           1,957       2,774       3,773       4,900       5,677       6,095

FIDELITY VIP CONTRAFUND(R) PORTFOLIO
Unit Value:
  Beginning of Period                                         1.208       1.064       0.843       0.946       1.000         N/A
  End of Period                                               1.389       1.208       1.064       0.843       0.946         N/A
  Units Outstanding at End of Period (in thousands)           2,705       2,393       2,584       2,396         159         N/A

                                                                          YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------
SUB-ACCOUNT                                                  1999       1998         1997        1996       1995
-----------                                               ---------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Unit Value:
  Beginning of Period                                         2.238       2.034       1.610       1.430       1.073
  End of Period                                               2.345       2.238       2.034       1.610       1.430
  Units Outstanding at End of Period (in thousands)          17,836      16,111      12,959       9,957       5,738

FIDELITY VIP GROWTH PORTFOLIO
Unit Value:
  Beginning of Period                                         2.712       1.972       1.620       1.433       1.073
  End of Period                                               3.673       2.712       1.972       1.620       1.433
  Units Outstanding at End of Period (in thousands)          16,528      13,035      11,575       9,342       4,952

FIDELITY VIP HIGH INCOME PORTFOLIO
Unit Value:
  Beginning of Period                                         1.455       1.543       1.330       1.184       0.995
  End of Period                                               1.551       1.455       1.543       1.330       1.184
  Units Outstanding at End of Period (in thousands)          15,020      14,203       9,794       5,635       2,530

FIDELITY VIP OVERSEAS PORTFOLIO
Unit Value:
  Beginning of Period                                         1.443       1.298       1.180       1.058       0.978
  End of Period                                               2.028       1.443       1.298       1.180       1.058
  Units Outstanding at End of Period (in thousands)           4,796       4,358       3,601       3,114       2,804

FIDELITY VIP CONTRAFUND(R) PORTFOLIO
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

                                                                                 YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------------------
SUB-ACCOUNT                                                  2005        2004        2003        2002        2001        2000
-----------                                               ---------------------------------------------------------------------
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO
Unit Value:
  Beginning of Period                                         0.768       0.729       0.572       0.744       0.884       1.000
  End of Period                                               0.823       0.768       0.729       0.572       0.744       0.884
  Units Outstanding at End of Period (in thousands)             201         280         331         474         470         335

FIDELITY VIP MID CAP PORTFOLIO
Unit Value:
  Beginning of Period                                         1.435       1.168       0.857         N/A       0.884       1.000
  End of Period                                               1.669       1.435       1.168       0.857       0.744       0.884
  Units Outstanding at End of Period (in thousands)           1,263       1,647       1,347       1,169         470         335

FIDELITY VIP VALUE STRATEGIES PORTFOLIO
Unit Value:
  Beginning of Period                                         1.302       1.161       0.748         N/A       0.884       1.000
  End of Period                                               1.314       1.302       1.161       0.748       0.744       0.884
  Units Outstanding at End of Period (in thousands)             686         884       1,191         403         470         335

FT VIP FRANKLIN GROWTH AND INCOME SECURITIES FUND
Unit Value:
  Beginning of Period                                         1.170       1.073       0.867       0.947       1.192       1.000
  End of Period                                               1.194       1.170       1.073       0.867       0.947       1.192
  Units Outstanding at End of Period (in thousands)             584         892       1,370       1,825       1,191         466

                                                                          YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------
SUB-ACCOUNT                                                  1999       1998         1997        1996       1995
-----------                                               ---------------------------------------------------------
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

FIDELITY VIP MID CAP PORTFOLIO
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

FIDELITY VIP VALUE STRATEGIES PORTFOLIO
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

FT VIP FRANKLIN GROWTH AND INCOME SECURITIES FUND
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

                                                                                 YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------------------
SUB-ACCOUNT                                                  2005        2004        2003        2002        2001        2000
-----------                                               ---------------------------------------------------------------------
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND
Unit Value:
  Beginning of Period                                         1.090       1.025       0.819         N/A         N/A         N/A
  End of Period                                               1.086       1.090       1.025       0.819         N/A         N/A
  Units Outstanding at End of Period (in thousands)             232         150         169          78         N/A         N/A

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND
Unit Value:
  Beginning of Period                                         0.745       0.678       0.501       0.713       0.854       1.000
  End of Period                                               0.769       0.745       0.678       0.501       0.713       0.854
  Units Outstanding at End of Period (in thousands)           2,445       2,890       3,921       3,941       3,469       1,703

FT VIP MUTUAL SHARES SECURITIES FUND
Unit Value:
  Beginning of Period                                         1.156       1.041       0.844         N/A         N/A         N/A
  End of Period                                               1.259       1.156       1.041       0.844         N/A         N/A
  Units Outstanding at End of Period (in thousands)           1,674         868       1,099         869         N/A         N/A

FT VIP TEMPLETON FOREIGN SECURITIES FUND
Unit Value:
  Beginning of Period                                         1.194       1.022       0.784         N/A         N/A         N/A
  End of Period                                               1.296       1.194       1.022       0.784         N/A         N/A
  Units Outstanding at End of Period (in thousands)             759         525         458         254         N/A         N/A

                                                                          YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------
SUB-ACCOUNT                                                  1999       1998         1997        1996       1995
-----------                                               ---------------------------------------------------------
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

FT VIP MUTUAL SHARES SECURITIES FUND
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

FT VIP TEMPLETON FOREIGN SECURITIES FUND
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

                                                                                 YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------------------
SUB-ACCOUNT                                                  2005        2004        2003        2002        2001        2000
-----------                                               ---------------------------------------------------------------------
JANUS ASPEN GROWTH AND INCOME PORTFOLIO
Unit Value:
  Beginning of Period                                         0.792       0.719       0.591       0.767       0.900       1.000
  End of Period                                               0.875       0.792       0.719       0.591       0.767       0.900
  Units Outstanding at End of Period (in thousands)           1,956       2,381       3,600       4,120       4,789       3,157

JANUS ASPEN LARGE CAP PORTFOLIO
Unit Value:
  Beginning of Period                                         0.608       0.592       0.457       0.633       0.855       1.000
  End of Period                                               0.623       0.608       0.592       0.457       0.633       0.855
  Units Outstanding at End of Period (in thousands)           1,872       2,331       3,017       3,439       4,723       2,991

MFS(R) MID CAP GROWTH SERIES
Unit Value:
  Beginning of Period                                         1.077       0.956       0.710         N/A         N/A         N/A
  End of Period                                               1.092       1.077       0.956       0.710         N/A         N/A
  Units Outstanding at End of Period (in thousands)              80         312         196          56         N/A         N/A

MFS(R) NEW DISCOVERY SERIES
Unit Value:
  Beginning of Period                                         1.028       0.982       0.747         N/A         N/A         N/A
  End of Period                                               1.064       1.028       0.982       0.747         N/A         N/A
  Units Outstanding at End of Period (in thousands)             287         243         281         310         N/A         N/A

MFS(R) TOTAL RETURN SERIES
Unit Value:
  Beginning of Period                                         1.148       1.049       0.918         N/A         N/A         N/A
  End of Period                                               1.161       1.148       1.049       0.918         N/A         N/A
  Units Outstanding at End of Period (in thousands)           1,152       1,224       1,559       1,213         N/A         N/A

                                                                          YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------
SUB-ACCOUNT                                                  1999       1998         1997        1996       1995
-----------                                               ---------------------------------------------------------
JANUS ASPEN GROWTH AND INCOME PORTFOLIO
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

JANUS ASPEN LARGE CAP PORTFOLIO
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

MFS(R) MID CAP GROWTH SERIES
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

MFS(R) NEW DISCOVERY SERIES
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

MFS(R) TOTAL RETURN SERIES
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

                                                                                 YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------------------
SUB-ACCOUNT                                                  2005        2004        2003        2002        2001        2000
-----------                                               ---------------------------------------------------------------------
MFS(R) UTILITIES SERIES
Unit Value:
  Beginning of Period                                         1.430       1.118       0.837         N/A         N/A         N/A
  End of Period                                               1.643       1.430       1.118       0.837         N/A         N/A
  Units Outstanding at End of Period (in thousands)             350         188          97          38         N/A         N/A

OPPENHEIMER BALANCED FUND/VA
Unit Value:
  Beginning of Period                                         1.192       1.102       0.897         N/A         N/A         N/A
  End of Period                                               1.218       1.192       1.102       0.897         N/A         N/A
  Units Outstanding at End of Period (in thousands)             829         596         302          13         N/A         N/A

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
Unit Value:
  Beginning of Period                                         1.062       1.011       0.785         N/A         N/A         N/A
  End of Period                                               1.098       1.062       1.011       0.785         N/A         N/A
  Units Outstanding at End of Period (in thousands)             290         301         238         169         N/A         N/A

OPPENHEIMER GLOBAL SECURITIES FUND/VA
Unit Value:
  Beginning of Period                                         1.269       1.084       0.770         N/A         N/A         N/A
  End of Period                                               1.427       1.269       1.084       0.770         N/A         N/A
  Units Outstanding at End of Period (in thousands)           1,264       1,336       1,272       1,236         N/A         N/A

OPPENHEIMER HIGH INCOME FUND/VA
Unit Value:
  Beginning of Period                                         1.237       1.154       0.946         N/A         N/A         N/A
  End of Period                                               1.243       1.237       1.154       0.946         N/A         N/A
  Units Outstanding at End of Period (in thousands)             754         634       1,581         298         N/A         N/A

                                                                          YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------
SUB-ACCOUNT                                                  1999       1998         1997        1996       1995
-----------                                               ---------------------------------------------------------
MFS(R) UTILITIES SERIES
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

OPPENHEIMER BALANCED FUND/VA
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

OPPENHEIMER GLOBAL SECURITIES FUND/VA
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

OPPENHEIMER HIGH INCOME FUND/VA
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

                                                                                 YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------------------
SUB-ACCOUNT                                                  2005        2004        2003        2002        2001        2000
-----------                                               ---------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA
Unit Value:
  Beginning of Period                                         1.078       1.003       0.805         N/A         N/A         N/A
  End of Period                                               1.124       1.078       1.003       0.805         N/A         N/A
  Units Outstanding at End of Period (in thousands)             476         668         753         362         N/A         N/A

PIONEER EMERGING MARKETS VCT PORTFOLIO
Unit Value:
  Beginning of Period                                         1.224       1.047       0.673       0.692       0.758       1.000
  End of Period                                               1.660       1.224       1.047       0.673       0.692       0.758
  Units Outstanding at End of Period (in thousands)             812       1,314       1,427       1,174       1,807         793

PIONEER REAL ESTATE SHARES VCT PORTFOLIO
Unit Value:
  Beginning of Period                                         1.902       1.425       1.076       1.067       1.007       1.000
  End of Period                                               2.153       1.902       1.425       1.076       1.067       1.007
  Units Outstanding at End of Period (in thousands)           1,005       1,358       1,715       1,733         968         253

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
Unit Value:
  Beginning of Period                                         1.322       1.179       0.917       1.138       1.485       1.834
  End of Period                                               1.512       1.322       1.179       0.917       1.138       1.485
  Units Outstanding at End of Period (in thousands)           2,005       2,774       3,825       5,300       6,336       6,720

                                                                          YEAR ENDED DECEMBER 31ST
                                                          ---------------------------------------------------------
SUB-ACCOUNT                                                  1999       1998         1997        1996       1995
-----------                                               ---------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

PIONEER EMERGING MARKETS VCT PORTFOLIO
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

PIONEER REAL ESTATE SHARES VCT PORTFOLIO
Unit Value:
  Beginning of Period                                           N/A         N/A         N/A         N/A         N/A
  End of Period                                                 N/A         N/A         N/A         N/A         N/A
  Units Outstanding at End of Period (in thousands)             N/A         N/A         N/A         N/A         N/A

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
Unit Value:
  Beginning of Period                                         1.396       1.222       1.203       1.064       1.000
  End of Period                                               1.834       1.396       1.222       1.203       1.064
  Units Outstanding at End of Period (in thousands)           5,937       5,670       4,536        2506         542



*Effective May 1, 2006, AIM V.I. Aggressive Growth Fund merged into the AIM V.I. Capital Appreciation Fund.

**Effective May 1, 2006, AIM V.I. Premier Equity Fund merged into the AIM V.I. Core Equity Fund.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

          INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACT FUNDED THROUGH

                                 SUB-ACCOUNTS OF

                              SEPARATE ACCOUNT VA-K

                   INVESTING IN SHARES OF THE UNDERLYING FUNDS



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE ALLMERICA ADVANTAGE AND EXECANNUITY PLUS PROSPECTUSES FOR THE ABOVE SUB-ACCOUNTS OF SEPARATE ACCOUNT VA-K DATED MAY 1, 2006 ("THE PROSPECTUSES"). THE PROSPECTUSES MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-533-7881.

                                DATED MAY 1, 2006


FAFLIC Allmerica Advantage/ExecAnnuity Plus

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                                  3

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY                   5

SERVICES                                                                         5

UNDERWRITERS                                                                     6

ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION                       7

PERFORMANCE INFORMATION                                                          8

FINANCIAL STATEMENTS                                                             F-1

                         GENERAL INFORMATION AND HISTORY


Separate Account VA-K (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") authorized by vote of its Board of Directors on August 20, 1991. The Company is among the five oldest life insurance companies in the United States. Originally organized as a mutual insurance company in 1844 under the laws of Massachusetts, the Company was known as State Mutual Life Assurance Company of America ("State Mutual"). State Mutual converted to a stock life insurance company in 1995, changed its name to First Allmerica Financial Life Insurance Company ("First Allmerica"), and became a direct subsidiary of The Hanover Insurance Group ("THG," then known as Allmerica Financial Corporation or "AFC").

Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was the immediate parent of Allmerica Financial and a direct subsidiary of THG. Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of THG, while the Company became a wholly-owned subsidiary of Allmerica Financial (and thereby became an indirect wholly-owned subsidiary of THG). On December 30, 2005, THG completed the closing of the sale Allmerica Financial to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 85 Broad Street, New York, NY 10004, and the Company again became a direct wholly-owned subsidiary of THG. The Company's principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.

The Company is subject to the laws of the state of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2005, First Allmerica had over $3.4 billion in assets and over $4.9 billion of life insurance in force


Several Sub-Accounts of the Variable Account are available under the Allmerica Advantage contract (the "Contract") and ExecAnnuity Plus contracts (Forms A3018-91 and A3021-93), two predecessor contracts. Each Sub-Account invests exclusively in shares of one of the following funds:

GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund

Goldman Sachs Structured U.S. Equity Fund

Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
AIM V.I. Blue Chip Fund

AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund
AIM V.I. Global Health Care Fund


AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)
AIM V.I. Basic Value Fund
AIM V.I. Capital Development Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Growth and Income Portfolio
AllianceBernstein Large Cap Growth Portfolio
AllianceBernstein Small/Mid-Cap Value Portfolio
AllianceBernstein Value Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Growth and Income Securities Fund
FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small-Mid Cap Growth Securities Fund
FT VIP Mutual Shares Securities Fund
FT VIP Templeton Foreign Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Growth and Income Portfolio
Janus Aspen Large Cap Growth Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE CLASS)
MFS(R) Mid Cap Growth Series
MFS(R) New Discovery Series
MFS(R) Total Return Series
MFS(R) Utilities Series

DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

DELAWARE VIP TRUST (SERVICE CLASS)
Delaware VIP Growth Opportunities Series


DWS VARIABLE SERIES II
DWS Technology Growth VIP
DWS Dreman Financial Services VIP


EATON VANCE VARIABLE TRUST
Eaton Vance VT Floating-Rate Income Fund

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

Fidelity VIP Asset Manager(SM) Portfolio

Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE CLASS 2)
Fidelity VIP Contrafund(R) Portfolio
Fidelity VIP Growth Opportunities Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)
Oppenheimer Balanced Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street Fund/VA

PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
Pioneer Emerging Markets VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

                     TAXATION OF THE CONTRACT, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the contracts, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the contracts or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code") and files a consolidated tax return with its affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.


EXPERTS. The financial statements of the Company as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the financial statements of Separate Account VA-K of the Company as of December 31, 2005 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.


ADMINISTRATIVE SERVICES. With respect to its variable product lines, the Company has entered into a modified coinsurance agreement ("Core Reinsurance Agreement") with Allmerica Financial, effective December 30, 2005. Goldman Sachs and Allmerica Financial have retained Security Benefit Life Insurance Company and its affiliates (collectively, "Security Benefit") to provide systems, administrative, accounting, and other services with respect to the variable annuity and variable life insurance policies (collectively, "variable contracts") issued by Allmerica Financial and by the Company. In addition, the Company has entered into an administrative services agreement (the "Core Administrative Services Agreement") with Allmerica Financial, under which Allmerica Financial will be responsible for the provision of services with respect to the variable contracts issued by the Company, at such time as Allmerica Financial's administrative services agreements with Security Benefit go into effect. With respect to the variable annuity contracts issued by the Variable Account, it is currently anticipated that the agreements will go into effect on or about June 30, 2006.

The principal administrative offices of Security Benefit are located at One Security Benefit Place, Topeka, Kansas.

MAIL ROOM SERVICES. Boston Financial Data Services, Inc. ("BFDS") with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company. At such time as the administrative services agreements with Security Benefit are in effect with respect to the Variable Account (currently anticipated to be on or about June 30, 2006), the agreement with BFDS will terminate. See ADMINISTRATIVE SERVICES, above.


OTHER SERVICE ARRANGEMENTS

The Company may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate accounts of the Company that are invested in an underlying fund. The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                                  UNDERWRITERS

VeraVest Investments, Inc. ("VeraVest"; formerly Allmerica Investments, Inc.), a wholly-owned subsidiary of Allmerica Financial, acts as the principal underwriter and general distributor of the Contract. VeraVest is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). VeraVest is located at 440 Lincoln Street, Worcester, MA 01653. The Contracts were sold by agents of Allmerica Financial who were registered representatives of VeraVest or by certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts. As of the date of this Prospectus, the Company has effectively ceased issuing new contracts except in connection with certain pre-existing contractual plans and programs.

The Company paid commissions, not to exceed 6.0% of payments, to registered representatives who sold the contracts. Certain registered representatives may receive commissions of up to 6.0% of subsequent purchase payments. However, alternative commission schedules may be in effect that paid lower initial commission amounts but with ongoing annual compensation of up to 1.0% of Accumulated Value.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under CHARGES AND DEDUCTIONS in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


The aggregate amounts of commissions paid to VeraVest for sales of all contracts funded by Separate Account VA-K (including contracts not described in the Prospectus) for the years 2003, 2004 and 2005 were $381,868.40, $109,059.73 and
$34,798.76.

No commissions were retained by VeraVest for sales of all contracts funded by Separate Account VA-K (including contracts not described in the Prospectus) for the years 2003, 2004 and 2005.

           ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1) Accumulation Unit Value -- Previous Valuation Period                           $           1.135000

(2) Value of Assets -- Beginning of Valuation Period                               $          5,000,000

(3) Excess of Investment Income and Net Gains Over Capital Losses                  $              1,675

(4) Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2)                 0.000335

(5) Annual Charge (one-day equivalent of 1.45% per annum)                                      0.000040

(6) Net Investment Rate (4) - (5)                                                              0.000295

(7) Net Investment Factor 1.000000 + (6)                                                       1.000295

(8) Accumulation Unit Value -- Current Period (1) x (7)                            $           1.135335

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulated Unit Value at the end of the Valuation Period would have been $1.134574.

The method for determining the amount of annuity benefit payments is described in detail under "Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed interest rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit Values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by ..999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This then is multiplied by the Annuity
Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable fixed period certain annuity options and commutable variable period certain options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.

Assume a commutable period certain option is elected. The number of Annuity Units upon which each payment is based would be calculated using the Surrender Value less any premium tax rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under PERFORMANCE INFORMATION. In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Fund and/or an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable surrender charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

P(1 + T)(TO THE POWER OF n)       =        ERV

         Where: P          =        a hypothetical initial payment to the
                                    Variable Account of $1,000
                T          =        average annual total return
                n          =        number of years
              ERV          =        the ending redeemable value of the $1,000
                                    payment at the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.45% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the surrender charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

                     YEARS FROM DATE OF        CHARGE AS PERCENTAGE OF
                     PAYMENT TO DATE OF         NEW PURCHASE PAYMENT
                         WITHDRAWAL                  WITHDRAWN*
                         ----------                  ----------
                            0-2                          8%
                             3                           7%
                             4                           6%
                             5                           5%
                             6                           4%
                             7                           3%
                             8                           2%
                             9                           1%
                         Thereafter                      0%

* Subject to the maximum limit described in the Prospectus.

No surrender charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the surrender charge.

The calculations of Total Return include the deduction of the $30 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

     P(1 + T)(TO THE POWER OF n)   =   EV

         Where:     P      =     a hypothetical initial payment to the Variable
                                 Account of $1,000
                    T      =     average annual total return
                    n      =     number of years
                    EV     =     the ending value of the $1,000  payment  at
                                 the end of the specified period

The calculation of Supplemental Total Return reflects the 1.45% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the surrender charge that would be applicable if the Contract was surrendered at the end of the period. The calculation of supplemental total return does not include the deduction of the $30 annual Contract fee.

PERFORMANCE TABLES. Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.45%, the $30 annual Contract fee the Underlying Fund charges and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that they do not reflect the Contract fee and assume that the Contract is not surrendered at the end of the periods shown.

Performance information for any Sub-Account reflects only the performance of a hypothetical investment in the Sub-Account during the time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies and risk characteristics of the Underlying Fund in which the Sub-Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


At the Special Meeting of Shareholders of Allmerica Investment Trust ("AIT") that was held on December 9, 2005, the shareholders of each fund of AIT ("AIT fund") approved the reorganization and merger of each AIT Fund into a corresponding portfolio of the Goldman Sachs Variable Insurance Trust. As of the close of business on January 6, 2006, each AIT Fund reorganized into the corresponding Goldman Sachs VIT Fund, as follows:



  FUNDS OF ALLMERICA INVESTMENT TRUST
  AIT Core Equity Fund
  AIT Equity Index Fund
  AIT Government Bond Fund
  AIT Money Market Fund
  AIT Select Capital Appreciation Fund
  AIT Select Growth Fund
  AIT Select International Equity Fund
  AIT Select Investment Grade Income Fund
  AIT Select Value Opportunity Fund

  FUNDS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST
  Goldman Sachs CORE(SM) U.S. Equity Fund
  Goldman Sachs Equity Index Fund
  Goldman Sachs Government Income Fund
  Goldman Sachs Money Market Fund
  Goldman Sachs Growth Opportunities Fund
  Goldman Sachs Capital Growth Fund
  Goldman Sachs International Equity Fund
  Goldman Sachs Core Fixed Income Fund
  Goldman Sachs Mid Cap Value Fund

Since the Goldman Sachs funds were not available under the products until January 6, 2006, no annual total return performance information is available for them..

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
ALLMERICA ADVANTAGE (FORM 3025-96 AND EXECANNUITY PLUS (ISSUED ON FORM A3018-94)

                                    TABLE 1A
                   AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT

                      FOR PERIODS ENDING DECEMBER 31, 2005

                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                       FOR
                                                       SUB-ACCOUNT     YEAR
                                                        INCEPTION      ENDED              SINCE INCEPTION
                                                          DATE       12/31/05   5 YEARS    OF SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund                              N/A        N/A       N/A               N/A
Goldman Sachs Core Fixed Income Fund                           N/A        N/A       N/A               N/A
Goldman Sachs Equity Index Fund                                N/A        N/A       N/A               N/A
Goldman Sachs Growth Opportunities Fund                        N/A        N/A       N/A               N/A
Goldman Sachs Government Income Fund                           N/A        N/A       N/A               N/A
Goldman Sachs International Equity Fund                        N/A        N/A       N/A               N/A
Goldman Sachs Mid Cap Value Fund                               N/A        N/A       N/A               N/A
Goldman Sachs Money Market Fund                                N/A        N/A       N/A               N/A
Goldman Sachs Structured U.S. Equity Fund                      N/A        N/A       N/A               N/A
AIM V.I. Blue Chip Fund                                     5/1/01      -3.32%      N/A             -5.34%
AIM V.I. Capital Appreciation Fund                          8/1/00      -5.35%    -7.20%            -6.47%
AIM V.I. Core Equity Fund                                   8/1/00      -1.13%    -2.76%            -7.05%
AIM V.I. Global Health Care Fund                            8/1/00      -3.40%    -5.46%            -0.43%
AIM V.I. Basic Value Fund                                   5/1/02      -3.59%      N/A              1.85%
AIM V.I. Capital Development Fund                           5/1/02      -0.07%      N/A              3.79%
AllianceBernstein Growth and Income Portfolio               8/1/00      -4.40%     1.17%             2.24%
AllianceBernstein Large Cap Growth Portfolio                8/1/00       5.14%    -4.93%            -8.13%
AllianceBernstein Small/Mid Cap Value Portfolio             5/1/02      -2.49%      N/A              8.61%
AllianceBernstein Value Portfolio                           5/1/02      -3.54%      N/A              4.53%
Delaware VIP International Value Equity Series             4/20/94       3.15%     6.58%             8.07%
Delaware VIP Growth Opportunities Series                    8/1/00       1.68%    -0.38%            -2.89%
DWS Technology Growth VIP                                   8/1/00      -5.15%    -9.76%             5.98%
DWS Dreman Financial Services VIP                           8/1/00      -8.63%     2.09%           -14.15%
Eaton Vance VT Floating-Rate Income Fund                    5/1/01      -5.02%      N/A             -0.07%
Fidelity VIP Asset Manager(SM) Portfolio                   5/11/94      -4.90%     0.07%             5.18%
Fidelity VIP Equity-Income Portfolio                       4/20/94      -3.42%     1.27%             6.87%
Fidelity VIP Growth Portfolio                              4/20/94      -3.53%    -6.19%             5.53%
Fidelity VIP High Income Portfolio                         4/20/94      -6.18%     2.99%             1.85%
Fidelity VIP Overseas Portfolio                            4/20/94       9.21%     1.47%             5.55%
Fidelity VIP Contrafund(R) Portfolio                        5/1/01       6.94%      N/A              6.43%
Fidelity VIP Growth Opportunities Portfolio                 8/1/00      -0.62%    -2.34%            -4.20%
Fidelity VIP Mid Cap Portfolio                              5/1/02       8.30%      N/A             13.83%
Fidelity VIP Value Strategies Portfolio                     5/1/02      -6.33%      N/A              6.37%
FT VIP Franklin Growth and Income Securities Fund           8/1/00      -5.35%    -0.91%             2.66%
FT VIP Franklin Large Cap Growth Securities Fund            5/1/02      -7.58%      N/A              0.72%
FT VIP Franklin Small-Mid Cap Growth Securities Fund        8/1/00      -4.20%    -3.01%            -5.43%
FT VIP Mutual Shares Securities Fund                        5/1/02       1.10%      N/A              5.08%
FT VIP Templeton Foreign Securities Fund                    5/1/02       0.75%      N/A              5.95%
Janus Aspen Growth and Income Portfolio                     8/1/00       2.50%    -1.52%            -3.14%
Janus Aspen Large Cap Growth Portfolio                      8/1/00      -4.91%    -7.03%            -9.03%
MFS(R) Mid Cap Growth Series                                5/1/02      -5.93%      N/A              0.89%
MFS(R) New Discovery Series                                 5/1/02      -3.95%      N/A              0.18%

                                                                       FOR
                                                       SUB-ACCOUNT     YEAR
                                                        INCEPTION      ENDED              SINCE INCEPTION
                                                          DATE       12/31/05   5 YEARS    OF SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
MFS(R) Total Return Series                                  5/1/02      -6.18%      N/A              2.64%
MFS(R) Utilities Series                                     5/1/02       6.88%      N/A             13.34%
Oppenheimer Balanced Fund/VA                                5/1/02      -5.19%      N/A              4.09%
Oppenheimer Capital Appreciation Fund/VA                    5/1/02      -4.10%      N/A              1.03%
Oppenheimer Global Securities Fund/VA                       5/1/02       4.40%      N/A              8.89%
Oppenheimer High Income Fund/VA                             5/1/02      -6.72%      N/A              4.69%
Oppenheimer Main Street Fund/VA                             5/1/02      -3.30%      N/A              1.70%
Pioneer Emerging Markets VCT Portfolio                      8/1/00      27.60%    16.40%             9.29%
Pioneer Real Estate Shares VCT Portfolio                    8/1/00       5.17%    15.84%            14.79%
T. Rowe Price International Stock Portfolio                 5/1/95       6.24%    -0.70%             3.47%

                                    TABLE 1B
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2005

                         SINCE INCEPTION OF SUB-ACCOUNT
         (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEES)


                                                                       FOR
                                                       SUB-ACCOUNT     YEAR
                                                        INCEPTION      ENDED              SINCE INCEPTION
                                                          DATE       12/31/05   5 YEARS    OF SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund                              N/A        N/A       N/A               N/A
Goldman Sachs Core Fixed Income Fund                           N/A        N/A       N/A               N/A
Goldman Sachs Equity Index Fund                                N/A        N/A       N/A               N/A
Goldman Sachs Growth Opportunities Fund                        N/A        N/A       N/A               N/A
Goldman Sachs Government Income Fund                           N/A        N/A       N/A               N/A
Goldman Sachs International Equity Fund                        N/A        N/A       N/A               N/A
Goldman Sachs Mid Cap Value Fund                               N/A        N/A       N/A               N/A
Goldman Sachs Money Market Fund                                N/A        N/A       N/A               N/A
Goldman Sachs Structured U.S. Equity Fund                      N/A        N/A       N/A               N/A
AIM V.I. Blue Chip Fund                                     5/1/01       4.21%      N/A             -4.39%
AIM V.I. Capital Appreciation Fund                          8/1/00       2.00%    -6.34%            -5.78%
AIM V.I. Core Equity Fund                                   8/1/00       6.58%    -1.81%            -6.37%
AIM V.I. Global Health Care Fund                            8/1/00       4.12%    -4.55%             0.29%
AIM V.I. Basic Value Fund                                   5/1/02       3.90%      N/A              3.39%
AIM V.I. Capital Development Fund                           5/1/02       7.68%      N/A              5.24%
AllianceBernstein Growth and Income Portfolio               8/1/00       3.08%     2.16%             2.97%
AllianceBernstein Large Cap Growth Portfolio                8/1/00      13.18%    -4.01%            -7.44%
AllianceBernstein Small/Mid Cap Value Portfolio             5/1/02       5.09%      N/A              9.91%
AllianceBernstein Value Portfolio                           5/1/02       3.95%      N/A              5.97%
Delaware VIP International Value Equity Series             4/20/94      11.24%     7.44%             8.14%
Delaware VIP Growth Opportunities Series                    8/1/00       9.58%     0.55%            -2.21%
DWS Technology Growth VIP                                   8/1/00       2.24%    -8.88%             6.57%
DWS Dreman Financial Services VIP                           8/1/00      -1.52%     3.02%           -13.50%
Eaton Vance VT Floating-Rate Income Fund                    5/1/01       2.36%      N/A              0.92%
Fidelity VIP Asset ManagerSM Portfolio                     5/11/94       2.54%     1.05%             5.22%
Fidelity VIP Equity-Income Portfolio                       4/20/94       4.33%     2.46%             7.06%
Fidelity VIP Growth Portfolio                              4/20/94       4.26%    -4.91%             5.74%
Fidelity VIP High Income Portfolio                         4/20/94       1.21%     3.99%             1.99%
Fidelity VIP Overseas Portfolio                            4/20/94      17.32%     2.53%             5.64%
Fidelity VIP Contrafund(R)Portfolio                         5/1/01      14.96%      N/A              7.29%
Fidelity VIP Growth Opportunities Portfolio                 8/1/00       7.10%    -1.44%            -3.54%
Fidelity VIP Mid Cap Portfolio                              5/1/02      16.31%      N/A             14.98%
Fidelity VIP Value Strategies Portfolio                     5/1/02       0.94%      N/A              7.73%
FT VIP Franklin Growth and Income Securities Fund           8/1/00       2.01%     0.02%             3.32%
FT VIP Franklin Large Cap Growth Securities Fund            5/1/02      -0.41%      N/A              2.26%
FT VIP Franklin Small-Mid Cap Growth Securities Fund        8/1/00       3.27%    -2.07%            -4.73%
FT VIP Mutual Shares Securities Fund                        5/1/02       8.95%      N/A              6.49%
FT VIP Templeton Foreign Securities Fund                    5/1/02       8.57%      N/A              7.33%
Janus Aspen Growth and Income Portfolio                     8/1/00      10.49%    -0.57%            -2.44%
Janus Aspen Large Cap Growth Portfolio                      8/1/00       2.51%    -6.12%            -8.35%
MFS(R) Mid Cap Growth Series                                5/1/02       1.37%      N/A              2.43%
MFS(R) New Discovery Series                                 5/1/02       3.51%      N/A              1.71%
MFS(R) Total Return Series                                  5/1/02       1.11%      N/A              4.14%
MFS(R) Utilities Series                                     5/1/02      14.88%      N/A             14.50%
Oppenheimer Balanced Fund/VA                                5/1/02       2.17%      N/A              5.53%

                                                                       FOR
                                                       SUB-ACCOUNT     YEAR
                                                        INCEPTION      ENDED              SINCE INCEPTION
                                                          DATE       12/31/05   5 YEARS    OF SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA                    5/1/02       7.16%      N/A              8.29%
Oppenheimer Global Securities Fund/VA                       5/1/02       7.56%      N/A              2.87%
Oppenheimer High Income Fund/VA                             8/1/00      16.95%      N/A              4.68%
Oppenheimer Main Street Fund/VA                             8/1/00      33.43%      N/A             15.67%
Pioneer Emerging Markets VCT Portfolio                      8/1/00       0.44%      N/A            -16.71%
Pioneer Real Estate Shares VCT Portfolio                    8/1/00      10.38%      N/A              8.49%
T. Rowe Price International Stock Portfolio                 5/1/95      12.12%    -6.34%             2.93%

YIELD AND EFFECTIVE YIELD - THE GOLDMAN SACHS MONEY MARKET SUB-ACCOUNT

Set forth below is yield and effective yield information for the Goldman Sachs Money Market Sub-Account for the seven-day period ended December 31, 2005:



          Yield                     2.18%
          Effective Yield           2.20%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The AIT Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

         Effective Yield = [(base period return + 1)(TO THE POWER OF 365/7)] - 1

The calculations of yield and effective yield reflect the $30 annual Contract fee.

                              FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Separate Account VA-K.

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, shareholder's equity, comprehensive income and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
March 16, 2006

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004            2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
REVENUES

   Premiums                                                         $       36.9    $       39.4    $       41.7
   Universal life and investment product policy fees                        16.9            19.5            23.6
   Net investment income                                                   113.4           133.7           178.6
   Net realized investment gains (losses)                                   16.0            (4.2)            7.6
   Other income                                                              3.5             3.1            12.3
                                                                    ------------    ------------    ------------
     Total revenues                                                        186.7           191.5           263.8
                                                                    ------------    ------------    ------------

BENEFITS, LOSSES AND EXPENSES
   Policy benefits, claims, losses and loss adjustment expenses            106.2            92.0           130.5
   Policy acquisition expenses                                               6.7             6.9            10.2
   Interest on trust instruments supported by funding obligations           19.6            51.8            53.4
   Loss (gain) from retirement of trust instruments supported by
     funding obligations                                                       -             0.2            (5.7)
   Restructuring costs                                                       2.0             5.3            29.0
   Losses on derivative instruments                                          2.3             0.6             1.9
   Other operating expenses                                                 29.5            18.2            34.5
                                                                    ------------    ------------    ------------
     Total benefits, losses and expenses                                   166.3           175.0           253.8
                                                                    ------------    ------------    ------------
   Income before federal income taxes                                       20.4            16.5            10.0
                                                                    ------------    ------------    ------------

FEDERAL INCOME TAX (BENEFIT) EXPENSE
   Current                                                                 (25.9)          (37.6)           21.4
   Deferred                                                                 14.0            13.4           (17.3)
                                                                    ------------    ------------    ------------
     Total federal income tax (benefit) expense                            (11.9)          (24.2)            4.1
                                                                    ------------    ------------    ------------

Income before cumulative effect of change in accounting principle           32.3            40.7             5.9
                                                                    ------------    ------------    ------------

Cumulative effect of change in accounting principle                            -            (1.3)              -
                                                                    ------------    ------------    ------------

Net income                                                          $       32.3    $       39.4    $        5.9
                                                                    ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

CONSOLIDATED BALANCE SHEETS

DECEMBER 31                                                                          2005            2004
-------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
ASSETS
  Investments:
     Fixed maturities at fair value (amortized cost of $1,789.8 and $2,466.5)    $    1,801.2    $    2,559.1
     Equity securities at fair value (cost of $1.7 and $1.7)                              2.7             2.5
     Mortgage loans                                                                      54.8            64.1
     Policy loans                                                                       139.9           148.3
     Other long-term investments                                                         42.3            54.0
                                                                                 ------------    ------------
       Total investments                                                              2,040.9         2,828.0
                                                                                 ------------    ------------
  Cash and cash equivalents                                                             101.9           165.0
  Accrued investment income                                                              27.6            44.8
  Premiums, accounts and notes receivable, net                                            4.0             4.2
  Reinsurance receivable on paid and unpaid losses, benefits and
     unearned premiums                                                                  391.0           237.7
  Deferred policy acquisition costs                                                       7.1            41.9
  Deferred federal income taxes                                                         204.6           213.1
  Other assets                                                                           91.2           157.9
  Separate account assets                                                               571.9           654.3
                                                                                 ------------    ------------
       Total assets                                                              $    3,440.2    $    4,346.9
                                                                                 ============    ============

LIABILITIES
  Policy liabilities and accruals:
     Future policy benefits                                                      $    1,336.1    $    1,367.4
     Outstanding claims and losses                                                       92.9            92.6
     Unearned premiums                                                                    1.6             1.9
     Contractholder deposit funds and other policy liabilities                          251.7           298.3
                                                                                 ------------    ------------
       Total policy liabilities and accruals                                          1,682.3         1,760.2
                                                                                 ------------    ------------
  Expenses and taxes payable                                                            518.2           467.6
  Reinsurance premiums payable                                                            6.5               -
  Trust instruments supported by funding obligations                                    294.3         1,126.0
  Separate account liabilities                                                          571.9           654.3
                                                                                 ------------    ------------
       Total liabilities                                                              3,073.2         4,008.1
                                                                                 ------------    ------------
  Commitments and contingencies (Notes 14 and 18)

SHAREHOLDER'S EQUITY
  Common stock, $10 par value, 1 million shares authorized, 500,001
     shares issued and outstanding                                                        5.0             5.0
  Additional paid-in capital                                                            684.9           646.3
  Accumulated other comprehensive loss                                                  (26.3)          (32.2)
  Retained deficit                                                                     (296.6)         (280.3)
                                                                                 ------------    ------------
       Total shareholder's equity                                                       367.0           338.8
                                                                                 ------------    ------------
       Total liabilities and shareholder's equity                                $    3,440.2    $    4,346.9
                                                                                 ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004            2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
COMMON STOCK
   Balance at beginning and end of year                             $        5.0    $        5.0    $        5.0
                                                                    ------------    ------------    ------------

ADDITIONAL PAID-IN CAPITAL
   Balance at beginning of year                                            646.3           646.3           646.3
   Capital contribution                                                     38.6               -               -
                                                                    ------------    ------------    ------------
   Balance at end of year                                                  684.9           646.3           646.3
                                                                    ------------    ------------    ------------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
   Net unrealized depreciation on investments and
     derivative instruments:
   Balance at beginning of year                                            (25.8)          (30.1)          (39.3)
   Appreciation during the period:
     Net appreciation on available-for-sale securities and
        derivative instruments                                              37.9             6.4            14.2
     Provision for deferred federal income taxes                           (13.5)           (2.1)           (5.0)
                                                                    ------------    ------------    ------------
                                                                            24.4             4.3             9.2
                                                                    ------------    ------------    ------------
   Balance at end of year                                                   (1.4)          (25.8)          (30.1)
                                                                    ------------    ------------    ------------

   Minimum pension liability:
   Balance at beginning of year                                             (6.4)           (4.2)           (6.8)
   (Increase) decrease during the period:
     (Increase) decrease in minimum pension liability                      (28.5)           (3.4)            4.0
     Benefit (provision) for deferred federal income taxes                  10.0             1.2            (1.4)
                                                                    ------------    ------------    ------------
                                                                           (18.5)           (2.2)            2.6
                                                                    ------------    ------------    ------------
   Balance at end of year                                                  (24.9)           (6.4)           (4.2)
                                                                    ------------    ------------    ------------
   Total accumulated other comprehensive loss                              (26.3)          (32.2)          (34.3)
                                                                    ------------    ------------    ------------

   Balance at beginning of year                                           (280.3)         (319.7)         (325.6)
   Dividend to shareholder                                                 (48.6)              -               -
   Net income                                                               32.3            39.4             5.9
                                                                    ------------    ------------    ------------
   Balance at end of year                                                 (296.6)         (280.3)         (319.7)
                                                                    ------------    ------------    ------------
     Total shareholder's equity                                     $      367.0    $      338.8    $      297.3
                                                                    ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004            2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Net income                                                          $       32.3    $       39.4    $        5.9
                                                                    ------------    ------------    ------------
Other comprehensive income:
  Available-for-sale securities:
    Net (depreciation) appreciation during the period                      (38.3)          (24.3)           21.4
    Benefit (provision) for deferred federal income taxes                   13.2             8.6            (7.5)
                                                                    ------------    ------------    ------------
  Total available-for-sales securities                                     (25.1)          (15.7)           13.9
                                                                    ------------    ------------    ------------
  Derivative instruments:
    Net appreciation (depreciation) during the period                       76.2            30.7            (7.2)
    (Provision) benefit for deferred federal income taxes                  (26.7)          (10.7)            2.5
                                                                    ------------    ------------    ------------
  Total derivative instruments                                              49.5            20.0            (4.7)
                                                                    ------------    ------------    ------------
                                                                            24.4             4.3             9.2
                                                                    ------------    ------------    ------------
  Minimum pension liability:
    (Increase) decrease in minimum pension liability                       (28.5)           (3.4)            4.0
    Benefit (provision) for deferred federal income taxes                   10.0             1.2            (1.4)
                                                                    ------------    ------------    ------------
                                                                           (18.5)           (2.2)            2.6
                                                                    ------------    ------------    ------------
Other comprehensive income                                                   5.9             2.1            11.8
                                                                    ------------    ------------    ------------
Comprehensive income                                                $       38.2    $       41.5    $       17.7
                                                                    ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004            2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                        $       32.3    $       39.4    $        5.9
  Adjustments to reconcile net income to net cash provided by operating activities:
    Net realized investment (gains) losses                                 (16.0)            4.2            (7.6)
    Gains on derivative instruments                                         (2.0)           (1.2)           (1.9)
    Losses on foreign currency futures contracts                               -               -            10.2
    Net amortization and depreciation                                       16.1            23.1            23.0
    Interest credited to contractholder deposit funds and trust
      instruments supported by funding obligations                          21.1            46.1            57.4
    Losses (gains) from retirement of trust instruments
      supported by funding obligations                                         -             0.2            (5.7)
    Deferred federal income tax benefit (expense)                           14.8            13.4           (17.3)
    Change in deferred acquisition costs                                    15.5            15.9             9.5
    Change in premiums and notes receivable, net of reinsurance
      premiums payable                                                       6.7            (0.4)            0.3
    Change in accrued investment income                                     17.2            10.2             0.4
    Change in policy liabilities and accruals, net                         (34.5)         (193.1)         (110.8)
    Change in reinsurance receivable                                      (153.4)            1.2            49.7
    Change in expenses and taxes payable                                    49.2           (80.7)          (72.7)
    Other, net                                                                 -             5.1            29.9
                                                                    ------------    ------------    ------------
      Net cash used in operating activities                                (33.0)         (116.6)          (29.7)
                                                                    ------------    ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of
      available-for-sale fixed maturities                                1,102.9           768.0           972.2
    Proceeds from disposals of equity securities                               -             4.2             0.7
    Proceeds from disposals of other investments                            25.6            42.9            53.7
    Proceeds from mortgages sold, matured or collected                       9.6            58.7            39.6
    Purchase of available-for-sale fixed maturities                       (426.9)         (519.1)         (905.5)
    Purchase of other investments                                           (5.6)           (5.4)          (22.5)
    Capital expenditures                                                    (7.8)           (5.8)           (5.0)
    Net (payments) receipts related to margin deposits on
      derivative instruments                                               (39.7)           12.9            82.5
    Proceeds from disposal of company owned life insurance                     -               -            64.9
    Other investing activities, net                                          0.4             0.3            10.7
                                                                    ------------    ------------    ------------
      Net cash provided by investing activities                            658.5           356.7           291.3
                                                                    ------------    ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
    Withdrawals from contractholder deposit funds                           (1.7)         (183.4)          (32.7)
    Withdrawals from trust instruments supported by funding
      obligations                                                         (651.5)         (182.7)         (156.9)
    Change in collateral related to securities lending program             (35.4)          (18.0)          112.8
                                                                    ------------    ------------    ------------
      Net cash used in financing activities                               (688.6)         (384.1)          (76.8)
                                                                    ------------    ------------    ------------
Net change in cash and cash equivalents                                    (63.1)         (144.0)          184.8
Cash and cash equivalents, beginning of period                             165.0           309.0           124.2
                                                                    ------------    ------------    ------------
Cash and cash equivalents, end of period                            $      101.9    $      165.0    $      309.0
                                                                    ============    ============    ============

SUPPLEMENTAL CASH FLOW INFORMATION
Income tax refunds (payments)                                       $        6.2    $        4.0    $      (40.9)

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION
First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company") is organized as a stock life insurance company and is a wholly-owned subsidiary of The Hanover Insurance Group, Inc. ("THG"). Prior to December 30, 2005, the Company was a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), which was then a wholly owned insurance subsidiary of THG. (THG was formerly known as Allmerica Financial Corporation ("AFC")). On December 30, 2005, THG sold all of the outstanding shares of capital stock of AFLIAC to the Goldman Sachs Group, Inc. ("Goldman Sachs"), pursuant to a Stock Purchase Agreement ("the Agreement") entered into on August 22, 2005. The transaction also includes the reinsurance, to AFLIAC, of the variable life insurance and annuity business of the Company through two reinsurance agreements. First, the Company ceded 100% of its general account variable business, which had a reserve balance of $124.6 million at December 31, 2005, through a coinsurance arrangement. The Company also ceded its separate account variable business, which had a reserve balance of $465.7 million as of December 31, 2005, through a modified coinsurance arrangement. The Company received an $8.6 million ceding commission related to the reinsurance of this business on December 30, 2005. The consolidated accounts of FAFLIC include the accounts of certain wholly-owned non-insurance subsidiaries.

The Company manages run-off blocks of traditional life insurance products (primarily the Closed Block), group retirement products, a block of Guaranteed Investment Contracts ("GICs"), a discontinued life and health business, including group life and health voluntary pools (the former Corporate Risk Management Services business), and certain non-insurance subsidiaries. The results of the FAFLIC variable business were included through the closing of the Agreement on December 30, 2005. During 2003, in addition to this existing life insurance business, THG also operated an independent broker/dealer business, which was conducted through VeraVest Investment, Inc. ("VeraVest"). VeraVest distributed third party investment and insurance products. In 2003, THG ceased retail sales through VeraVest (see Note 3 - Significant Transactions). The Company is no longer distributing products and now manages the existing portfolio of proprietary insurance product assets.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. CLOSED BLOCK
FAFLIC established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Massachusetts Commissioner of Insurance consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and cash flow generated by the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future after-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income would not inure to the shareholders and would be recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limits the actual Closed Block income currently recognized in the Company's results to the income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividend scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any period in which the actual income for that period is less than the expected income for such period.

C. VALUATION OF INVESTMENTS
In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in accumulated other comprehensive income, a separate component of shareholder's equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, and that meet the conditions for separate account reporting under Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS ("SOP 03-1"), are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Changes in the reserves for mortgage loans are included in realized investment gains or losses. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting under SOP 03-1 accrue to the contractholder.

D. FINANCIAL INSTRUMENTS
In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts, option contracts and futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate and foreign currency fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

E. DERIVATIVES AND HEDGING ACTIVITIES
All derivatives are recognized on the balance sheet at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a fair value hedge, along with the gain or loss on the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings. Changes in the fair value of a derivative that is highly effective and that is designated and qualifies as a cash flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows (i.e., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that are highly effective and that are designated and qualify as foreign currency hedges are recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction is a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments are reported in current period earnings.

The Company may hold financial instruments that contain "embedded" derivative instruments. The Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument, or host contract, and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and designated as a fair value, cash flow or foreign currency hedge, or as a trading derivative instrument.

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively, as discussed below.

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, including forecasted transactions; (2) the derivative expires or is sold, terminated or exercised;
(3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the derivative used in a cash flow hedge expires or is sold, terminated or exercised, the gain or loss on the derivative will continue to be deferred in accumulated other comprehensive income and reclassified to earnings when the hedged forecasted transaction affects earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in earnings. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period earnings.

F. CASH AND CASH EQUIVALENTS
Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

G. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS
Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. The Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments, also referred to as sales inducements. Acquisition costs and sales inducements related to variable annuities and contractholder deposit funds that were deferred in 2002 and prior, were permanently impaired upon the reinsurance of the Company's variable life insurance and annuity business (see Note 3 - Significant Transactions). Prior to

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

the reinsurance of the variable life insurance and annuity business, deferred acquisition costs ("DAC") and sales inducements were amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization was reviewed periodically and adjusted retrospectively when the Company revised its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products which were deferred in 2002 and prior are amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

DAC for each life product line of business is reviewed to determine if it is recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although recoverability of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered. The amount of DAC considered recoverable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced or permanently impaired as a result of the disposition of a line of business. The amount of amortization of DAC could be revised in the near term if any of the estimates discussed above are revised.

H. REINSURANCE RECOVERABLES
The Company shares certain insurance risks it has underwritten, through the use of reinsurance contracts, with various insurance entities. Reinsurance accounting is followed for ceded transactions when the risk transfer provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS ("Statement No. 113"), have been met. As a result, when the Company experiences claims events, or unfavorable mortality or morbidity experience that are subject to a reinsurance contract, reinsurance recoverables are recorded. The amount of the reinsurance recoverable can vary based on the terms of the reinsurance contract, the size of the individual claim, or the aggregate amount of all claims in a particular line. The valuation of claims recoverable depends on whether the underlying claim is a reported claim, an incurred but not reported claim or a future policy benefit. For reported claims, the Company values reinsurance recoverables at the time the underlying claim is recognized, in accordance with contract terms. For incurred but not reported claims and future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information and applies that to incurred but not reported claims and future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled.

I. PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE
Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 30 years. The estimated useful life for capitalized software is generally 5 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the recoverability of long-lived assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. The Company recognizes impairment losses only to the extent that the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. When an impairment loss occurs, the Company reduces the carrying value of the asset to fair value. Fair values are estimated using discounted cash flow analysis.

J. SEPARATE ACCOUNTS
Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders and certain pension funds. Assets consist principally of mutual funds, bonds, common stocks, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed on fund values of these contracts. Prior to the adoption of SOP 03-1, appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, was reflected in shareholder's equity or net investment income. See Note 4 - Adoption of Statement of Position 03-

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

K. POLICY LIABILITIES AND ACCRUALS
Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for guaranteed minimum death benefits ("GMDB") in excess of contract values.

Liabilities for outstanding claims are estimates of payments to be made on health insurance contracts for reported claims and estimates of claims incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products such as GICs, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Trust instruments supported by funding obligations consist of deposits received from customers, investment earnings on their fund balance and the effect of changes in foreign currencies related to these deposits.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

L. PREMIUM, FEE REVENUE AND RELATED EXPENSES
Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid claims and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum death benefits in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods were classified as deferred sales inducements and amortized over the period benefited using the same assumptions used to amortize DAC. These deferred policy charges were permanently impaired, (See Note 16 - Deferred Policy Acquisition Costs), upon the reinsurance of the Company's variable life insurance and annuity business, (See Note 3 - Significant Transactions), and are reflected in the Consolidated Statement of Income for the year ended December 31, 2005 as a component of policy benefits.

M. FEDERAL INCOME TAXES
THG and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or a non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

The THG Board of Directors has delegated to management the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The income tax liability is calculated on a separate return basis and benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from employee benefit plans, tax credit carryforwards, insurance reserves, and discontinued operations. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that all or some portion of the deferred tax assets will not be realized.

N. NEW ACCOUNTING PRONOUNCEMENTS
In February 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 155, ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS--AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140 ("Statement No. 155"). This Statement amends Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("Statement No. 133"), and Statement of Financial Accounting Standards No. 140, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES. Statement No. 155, among other things, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, adds clarity regarding interest-only strips and principal-only strips that are not subject to the requirements of Statement No. 133, and requires companies to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments containing an embedded derivative that requires bifurcation. Statement No. 155 is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006. This statement is not expected to have a material effect on the Company's financial position or results of operations.

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance companies for deferred acquisition costs on internal replacements of insurance and investment contracts other than those described in Statement of Financial Accounting Standards No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS. This statement is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. SOP 05-1 is not expected to have a material effect on the Company's results of operations or financial position as the Company is no longer selling any insurance products.

In May 2005, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS - A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3 ("Statement No. 154"). Statement No. 154 replaces Accounting Principles Board Opinion No. 20, ACCOUNTING CHANGES ("APB Opinion No. 20"), and Statement of Financial Accounting Standards No. 3, REPORTING ACCOUNTING CHANGES IN INTERIM FINANCIAL STATEMENTS. This statement establishes, unless impracticable, retrospective application as the required method for all voluntary changes in accounting principle in the absence of specific transition provisions for the newly adopted accounting principle. Statement No. 154 requires companies to retrospectively apply the effect of the change to all prior periods practicable, and the financial statements for all periods presented shall be adjusted to reflect the change. Similarly, an error in the financial statements of a prior period that is discovered subsequent to their issuance shall be reported as a prior-period adjustment, and the financial statements for each period presented shall be adjusted to reflect the correction. This statement also provides guidance for determining whether retrospective application of a change in accounting principle is impracticable and the necessary disclosures once that determination has been made. Additionally, changes in methods of depreciation, amortization or depletion of long-lived, non-financial assets must be accounted for as a change in accounting estimate. The statement also requires certain disclosures in the period in which a change in accounting principle or correction of an error is made. Statement No. 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

In December 2004, the FASB issued Statement of Financial Accounting Standards No. 123 (revised 2004), SHARE-BASED PAYMENT ("Statement No. 123(R)"). This statement requires companies to measure and recognize the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value. Statement No. 123(R) replaces Statement of Financial Accounting Standards No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("Statement No. 123"), and supersedes Accounting Principles Board Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB Opinion No. 25"). The provisions of this statement were originally effective for interim and annual periods beginning after June 15, 2005. In April 2005, the Securities and Exchange Commission adopted a rule amending the compliance dates of Statement No. 123(R). The rule allows companies to implement the standard at the beginning of their next fiscal year, rather than their next reporting period, that begins after June 15, 2005. Accordingly, the Company has adopted Statement No. 123(R) effective January 1, 2006. In accordance with APB Opinion No. 25, the Company has not previously recognized compensation expense for employee stock options in net income because the exercise price equaled the market value of the underlying common stock on the grant date. Upon adoption of Statement No. 123(R), the Company was required to expense employee stock options. The Company adopted Statement No. 123(R) using the modified prospective transition method. Under this method, the Company will recognize compensation costs for all share-based awards granted, modified or settled after January 1, 2006, as well as any awards that were granted prior to January 1, 2006 for which the requisite service period had not been provided as of the implementation date, i.e., unvested awards. Unvested awards are to be expensed consistent with the valuation used in previous disclosures of the pro-forma effect of Statement No. 123. In addition to stock options, the Company's share-based compensation plans also include time-based restricted shares and performance based restricted share units, for which compensation cost has been recorded over the requisite service period. Therefore, upon adoption of Statement No. 123(R), the Company will experience an increase in expense related to stock options, however, the cumulative change in accounting principle adjustment is not expected to be material. Assuming the actual number of stock compensation awards granted in 2006 is consistent with the Company's expectations, the estimated increase in pre-tax stock compensation expense related to the adoption of Statement No. 123(R) will range from $11 million to $14 million for THG for the year ended December 31, 2006, the majority of which will be allocated to affiliated companies.

In March 2004, the Financial Accounting Standards Board's Emerging Issues Task Force ("EITF") reached several consensuses regarding the application of guidance related to the evaluation of whether an investment is other than temporarily impaired in accordance with EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF No. 03-1"). On September 30, 2004, the FASB delayed indefinitely the effective date for the measurement and recognition guidance of EITF No. 03-1. The disclosure requirements were not deferred. EITF No. 03-1 describes certain quantitative and qualitative disclosures that are required for marketable fixed maturities and equity securities covered by Statement No. 115, including the aggregate amount of unrealized losses and the aggregate related fair value of investments with unrealized losses, by investment type, as well as additional information supporting the conclusion that the impairments are not-other-than temporary, such as the nature of the investment(s), cause of impairment and severity and duration of the impairment. The disclosures required by EITF No. 03-1 were effective for fiscal years ending after December 15, 2003. The Company implemented the disclosure requirements of this EITF for the year ended December 31, 2003.

In December 2003, the FASB issued Statement of Financial Accounting Standards No. 132, (revised 2003) EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, AND 106 ("Statement No. 132 (R)"). This statement revises employers' disclosures about pension plans and other postretirement benefit plans. Statement No. 132 (R) requires additional disclosures related to plan assets, benefit obligations, contributions, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans, including information regarding the Company's selection of certain assumptions, as well as expected benefit payments. This statement also requires disclosures in interim financial statements related to net periodic pension costs and contributions. Most provisions of this statement were effective for fiscal years ending after December 15, 2003. Disclosures regarding expected benefit payments were effective for fiscal years ending after June 15, 2004. The adoption of Statement No. 132 (R) did not have a material effect on the Company's financial position or results of operations.

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1, which is applicable to all insurance enterprises as defined by Statement of Financial Accounting Standards No. 60, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES. This statement provides guidance regarding accounting and disclosures of separate account assets and liabilities and an insurance company's interest in such separate accounts. It further provides for the accounting and disclosures related to contractholder transfers to separate accounts from a company's general account and the determination of the balance that

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

accrues to the benefit of the contractholder. In addition, SOP 03-1 provides guidance for determining any additional liabilities for guaranteed minimum death benefits or other insurance benefit features, potential benefits available only on annuitization and liabilities related to sales inducements, such as immediate bonus payments, persistency bonuses, and enhanced crediting rates or "bonus interest" rates, as well as the required disclosures related to these items. This statement was effective for fiscal years beginning after December 15, 2003. The determination of the GMDB reserve under SOP 03-1 is complex and requires various assumptions, including, among other items, estimates of future market return and expected contract persistency. Upon adoption of this statement in the first quarter of 2004, the Company recorded a $1.3 million charge, net of taxes. This charge was reported as a cumulative effect of a change in accounting principle in the Consolidated Statements of Income. See also Note 4, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

O. RECLASSIFICATIONS
Certain prior year amounts have been reclassified to conform to the current year presentation.

2. DISCONTINUED OPERATIONS

During 1999, the Company exited its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters business and its accident and health assumed reinsurance pool business, consisting of approximately 40 assumed accident and health reinsurance pools arrangements. During 1998, we ceased writing new premiums in this business, subject to certain contractual obligations. The reinsurance pool business consisted primarily of direct and assumed medical stop loss, the medical and disability portions of workers' compensation risks, small group managed care, long-term disability and long-term care pools and student accident and special risk business. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment have been reported in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS - REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In 1999, the Company recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after-tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to the measurement date of June 30, 1999, approximately $20.8 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business and net proceeds of $12.5 million were received from the sale of the EBS business.

As permitted by APB Opinion No. 30, the Consolidated Balance Sheets have not been segregated between continuing and discontinued operations. At December 31, 2005 and 2004, the discontinued segment had assets of approximately $369.9 million and $365.9 million, respectively, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $441.9 million and $435.8 million, respectively, consisting primarily of policy liabilities.

3. SIGNIFICANT TRANSACTIONS

On December 30, 2005, THG sold all of the outstanding shares of capital stock of AFLIAC to Goldman Sachs. The transaction also includes the reinsurance, to AFLIAC, of the variable life insurance and annuity business of the Company through two reinsurance agreements. First, the Company ceded 100% of its general account variable business, which had a reserve balance of $126.4 million at December 31, 2005, through a coinsurance arrangement. The Company also ceded its separate account variable business, which had a reserve balance of $465.7 million as of December 31, 2005, through a modified coinsurance arrangement. The Company received an $8.6 million ceding commission related to the reinsurance of this business on December 30, 2005. (See also Note 15 - Reinsurance).

In connection with the sale, the Massachusetts Division of Insurance approved a cash dividend of $48.6 million from FAFLIC to THG, including the $8.6 million ceding commission received related to the reinsurance of 100% of the variable business of FAFLIC. The $8.6 million ceding commission has been deferred and is being recognized over the life of the underlying policies.

In connection with these agreements, the Company will provide transition services until the earlier of eighteen months from the December 30, 2005 closing or when the operations of AFLIAC, and the FAFLIC business to be reinsured, can be transferred to Goldman Sachs. These services include policy and claims processing, accounting and reporting, and other administrative services. This transition period is currently expected to extend into the fourth quarter of 2006.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

In the fourth quarter of 2003, the Company ceased operations of the retail broker/dealer operations. These operations had distributed third-party investment and insurance products through VeraVest Investments, Inc. Results in 2003 included a pre-tax charge of $3.3 million for asset impairments in connection with this action. The Company also recognized pre-tax restructuring charges of $2.0 million, $3.6 million and $21.9 million in 2005, 2004 and 2003, respectively, in accordance with Statement of Financial Accounting Standards No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES. These charges included $14.9 million related to one-time termination benefits associated with the termination of 552 employees, and $12.6 million related to contract termination fees and other costs. As of December 31, 2005, the Company had made payments of approximately $25.7 million related to this restructuring plan, of which $14.5 million related to one-time termination benefits and $11.2 million related to contract termination fees and other costs. The liability balance at December 31, 2005 was $1.8 million. The Company currently anticipates that approximately $1 million to $2 million of other costs will be recognized in 2006 related to this restructuring. The plan is substantially complete.

The Company retired $185.2 million and $78.8 million of long-term funding agreement obligations at discounts in 2004 and 2003, respectively. This resulted in pre-tax losses of $0.2 million in 2004 and pre-tax gains of $5.7 million in 2003 which are reported as other operating expenses in the Consolidated Statements of Income. Certain amounts related to the termination of derivative instruments used to hedge the retired funding agreements were reported in separate line items in the Consolidated Statements of Income. The net market value loss on the early termination of derivative instruments used to hedge the retired funding agreements of $7.9 million and $6.4 million were recorded as net realized investment losses in the Consolidated Statements of Income in 2004 and 2003, respectively. There were no foreign currency transaction gains or losses on the retired foreign denominated funding agreements in 2005 and 2004. In 2003, net foreign currency transaction gains related to the retired foreign-denominated funding agreements of $3.6 million were recorded as other income in the Consolidated Statements of Income.

4. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

Effective January 1, 2004, the Company adopted SOP 03-1 (see Note 1N - New Accounting Pronouncements). Upon adoption, the Company recorded a cumulative effect of change in accounting principle of $1.3 million, after-tax.

The following illustrates the components of that charge (in millions):

     Increase in guaranteed minimum death benefit liability       $   2.0
     Provision for federal income taxes                              (0.7)
                                                                  -------
       Cumulative effect of change in accounting principle        $   1.3
                                                                  =======

Guaranteed Minimum Death Benefits

The Company issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

The following summarizes the liability for GMDB contracts reflected in the general account:

FOR THE YEARS ENDED DECEMBER 31      2005       2004
------------------------------------------------------
(IN MILLIONS)
Beginning balance (1)              $    3.0   $    6.5
Provision for GMDB:
      GMDB expense incurred             1.6        2.1
      Volatility (2)                   (1.1)      (4.4)
                                   -------------------
                                       (0.5)      (2.3)
Claims, net of reinsurance:
      Claims from policyholders        (0.5)      (1.2)
      Claims ceded to reinsurers        0.4        1.1
                                   -------------------
                                       (0.1)      (0.1)

GMDB reinsurance premium               (0.8)      (1.1)
GMDB Reserve Adjustment (3)            (2.6)         -
                                   -------------------
Ending balance                     $      -   $    3.0
                                   ===================

(1) Beginning balance at January 1, 2004 includes $2.0 million associated with the adoption of SOP 03-1.
(2) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.
(3) GMDB reserves were adjusted by $2.6 million in 2005 as a result of the elimination of future GMDB claims due to the reinsurance of the Company's variable life insurance and annuity business.

SALES INDUCEMENTS
The Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments. These enhanced rates are considered sales inducements under SOP 03-1. As such, the balance of sales inducement assets was required to be reclassified from DAC to other assets upon adoption of SOP 03-1, and amortization of these sales inducements over the life of the contract is required to be reflected as a policy benefit. Amortization of these contracts is required to be computed using the same methodology and assumptions used in amortizing DAC.

There were no deferred sales inducements as of December 31, 2005 and the balance at December 31, 2004 was $2.9 million. Amortization of deferred sales inducements subsequent to the adoption of SOP 03-1 was $0.5 million and $0.6 million in 2005 and 2004, respectively. In connection with the aforementioned reinsurance of the Company's variable life insurance and annuity business, the $2.4 million balance of the deferred sales inducements was also expensed in 2005.

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES
The Company issued variable life insurance and annuity contracts through its separate accounts for which net investment income, investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable life insurance and annuity contracts through separate accounts whereby the Company contractually guaranteed to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

Prior to the adoption of SOP 03-1, the Company had recorded certain market value adjustments ("MVA") to the fixed annuity products as separate account assets and separate account liabilities in the Consolidated Balance Sheets. Changes in the fair value of MVA assets were reflected in other comprehensive income in the Consolidated Balance Sheets. In addition, the Company reflected policy fees, interest spreads, realized gains and losses on investments and changes in the liability for minimum guarantees in net income. Notwithstanding the market value adjustment feature of this product, all of the investment performance of the separate account assets related to this product does not accrue to the contractholder, and it therefore, does not meet the conditions for separate account reporting under SOP 03-1.

Upon adoption of SOP 03-1, assets related to the MVA product, primarily fixed maturities, which are carried at fair value, were reclassified to the general account as available-for-sale securities. Reserves related to contract account values included in separate account liabilities were also reclassified to the Company's general account. Changes in the fair value of these assets

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

continue to be reflected in other comprehensive income in the Consolidated Balance Sheets. Additionally, amounts assessed against the contractholders for mortality, administrative, and other services have continued to be included in universal life and investment product policy fees and changes in liabilities for minimum guarantees have continued to be included in policy benefits and claims in the Consolidated Statements of Income. Components of the interest spreads related to this product continue to be recorded in net investment income and policy benefits and claims in the Consolidated Statements of Income. Realized investment gains and losses are recognized as incurred, consistent with prior years.

The Company had the following variable annuities with guaranteed minimum returns:

       DECEMBER 31                                  2005           2004
       -------------------------------------------------------------------
       Account value (in millions)                  $ 5.3          $ 6.7
       Range of guaranteed minimum return rates   3.0 - 6.5%     3.0 - 6.5%

Account balances of these contracts with guaranteed minimum returns were invested in variable separate accounts as follows:

       DECEMBER 31                               2005        2004
       --------------------------------------------------------------
       (IN MILLIONS)
       Asset Type
          Fixed maturities                     $     5.6    $     7.5
          Cash and cash equivalents                  0.8          0.5
                                               ----------------------
       Total                                   $     6.4    $     8.0
                                               ======================

FAFLIC's variable life insurance and annuity business was 100% reinsured by AFLIAC on December 30, 2005, in conjunction with the sale of AFLIAC to Goldman Sachs.

5. INVESTMENTS

A. FIXED MATURITIES AND EQUITY SECURITIES
The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

DECEMBER 31                                                       2005
--------------------------------------------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                AMORTIZED      UNREALIZED     UNREALIZED        FAIR
(IN MILLIONS)                                    COST (1)         GAINS         LOSSES          VALUE
--------------------------------------------------------------------------------------------------------
U.S. Treasury securities and U.S. government
   and agency securities                       $      154.5   $        0.9   $        2.9   $      152.5
States and political subdivisions                       3.5              -              -            3.5
Foreign governments                                     1.7              -              -            1.7
Corporate fixed maturities                          1,212.5           31.8           16.2        1,228.1
Mortgage-backed securities                            417.6            4.3            6.5          415.4
                                               ---------------------------------------------------------
Total fixed maturities                         $    1,789.8   $       37.0   $       25.6   $    1,801.2
                                               =========================================================
Equity securities                              $        1.7   $        1.1   $        0.1   $        2.7
                                               =========================================================

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

DECEMBER 31                                                       2004
--------------------------------------------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                AMORTIZED      UNREALIZED     UNREALIZED        FAIR
(IN MILLIONS)                                    COST (1)         GAINS         LOSSES          VALUE
--------------------------------------------------------------------------------------------------------
U.S. Treasury securities and U.S. government
   and agency securities                       $      165.7   $        1.5   $        0.5   $      166.7
States and political subdivisions                       3.9            0.1              -            4.0
Foreign governments                                     6.8              -              -            6.8
Corporate fixed maturities                          1,806.2           87.0            6.6        1,886.6
Mortgage-backed securities                            483.9           12.7            1.6          495.0
                                               ---------------------------------------------------------
Total fixed maturities                         $    2,466.5   $      101.3   $        8.7   $    2,559.1
                                               =========================================================
Equity securities                              $        1.7   $        0.8   $          -   $        2.5
                                               =========================================================

     (1) Amortized cost for fixed maturities and cost for equity securities.

The Company participates in a security lending program for the purpose of enhancing income. Securities on loan to various counterparties were fully collateralized by cash and had a fair value of $61.1 million and $95.6 million, at December 31, 2005 and 2004, respectively. The fair value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the fair value of the loaned securities. Securities lending collateral is recorded by the Company in cash and cash equivalents, with an offsetting liability included in expenses and taxes payable.

The Company had fixed maturities with an amortized cost of $32.3 million and $32.0 million on deposit with various state and governmental authorities at December 31, 2005 and 2004, respectively. Fair values related to these securities were $32.5 million and $33.4 million at December 31, 2005 and 2004, respectively.

The Company enters into various derivative and other arrangements that may require fixed maturities to be held as collateral. At December 31, 2005 and 2004, fixed maturities held as collateral had a fair value of $109.2 million and $122.8 million, respectively. Corresponding liabilities for these items have also been recorded by the Company.

There were no contractual investment commitments at December 31, 2005.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their stated maturity.

DECEMBER 31                                           2005
----------------------------------------------------------------------
                                            AMORTIZED         FAIR
(IN MILLIONS)                                 COST            VALUE
----------------------------------------------------------------------
Due in one year or less                   $      244.3    $      248.3
Due after one year through five years            324.8           326.8
Due after five years through ten years           684.6           682.9
Due after ten years                              536.1           543.2
                                          ----------------------------
Total                                     $    1,789.8    $    1,801.2
                                          ============================

B. MORTGAGE LOANS AND REAL ESTATE
The Company's mortgage loans are diversified by property type and location. Mortgage loans are collateralized by the related properties and generally do not exceed 75% of the property's value at the time of origination. No mortgage loans were originated during 2005 and 2004. The carrying values of mortgage loans, net of applicable reserves, were $54.8 million and $64.1 million at December 31, 2005 and 2004, respectively. Mortgage loans investment valuation allowances of $0.5 million and $0.8 million at December 31, 2005 and 2004, respectively, have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

At December 31, 2005 and 2004, respectively, no real estate was held in the Company's investment portfolio.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 2005.

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31                               2005            2004
------------------------------------------------------------------
(IN MILLIONS)
Property type:
    Office building                   $       25.4    $       26.7
    Retail                                    14.4            17.0
    Industrial/Warehouse                       9.3            14.8
    Residential                                6.2             6.4
    Valuation Allowances                      (0.5)           (0.8)
                                      ----------------------------
Total                                 $       54.8    $       64.1
                                      ============================
Geographic region:
    East North Central                $       18.4    $       19.5
    Pacific                                   13.3            19.0
    South Atlantic                            10.2            12.0
    New England                                8.0             8.2
    West North Central                         3.7             4.0
    Middle Atlantic                            0.8             0.9
    West South Central                         0.7             0.9
    Other                                      0.2             0.4
    Valuation Allowances                      (0.5)           (0.8)
                                      ----------------------------
                                      $       54.8    $       64.1
                                      ============================

At December 31, 2005, scheduled mortgage loan maturities were as follows: 2006 $10.1 million; 2007 $0.2 million; 2008 $0.2 million; 2009 $5.3 million; 2010
$26.1 million and $12.9 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 2005, the Company did not refinance any mortgage loans based on terms which differed from current market rates.

There were no impaired loans or related reserves as of December 31, 2005 and 2004. There was no interest income received in 2005 and 2004 related to impaired loans.

C. DERIVATIVE INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by foreign currency, equity market and interest rate volatility. As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as its investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar, the Japanese Yen, and the British Pound. The Company uses foreign currency exchange swaps, futures, and options to mitigate the short-term effect of changes in currency exchange rates and to manage the risk of cash flow variability.

The operations of the Company are subject to risks resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are paid, withdrawn, mature or re-price in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income, while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company's investment assets are managed in approximately 8 portfolio segments consistent with specific products or groups of products having similar liability characteristics. As part of this approach, the Company has developed investment guidelines for each portfolio segment consistent with the return objectives, risk tolerance, liquidity, time horizon, tax and regulatory requirements of the related product or business segment. Management has a general policy of diversifying investments both within and across all portfolios. The Company monitors the credit quality of its investments and the exposure to individual markets, borrowers, industries, and sectors.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of the counterparties and generally enters into derivative instruments with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized, although thresholds may vary by CSA. The Company's counterparties held collateral, in the form of cash, bonds and U.S. Treasury notes, of $85.3 million and $94.8 million at December 31, 2005 and 2004, respectively.

Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and with Company policies and procedures.

D. FAIR VALUE HEDGES
In 2005, the Company entered into exchange traded equity futures contracts to hedge the embedded gains on certain bonds identified to be liquidated to settle the maturity of a particular long-term funding agreement. The Company also entered into compound foreign currency/interest rate swaps to convert its foreign denominated fixed rate trust instruments supported by funding obligations to U.S. dollar floating rate instruments. The Company recognized gains of $2.2 million for the year ended December 31, 2005, reported in net realized investment gains (losses) in the Consolidated Statements of Income. These derivative instruments were determined to be effective hedges in accordance with Statement No. 133. The Company recognized no gains or losses in 2004 related to fair value hedges. However, the Company recognized net losses of $0.2 million for the year ended December 31, 2003, reported in losses on derivative instruments in the Consolidated Statements of Income. These losses represented the ineffective portion of all fair value hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

E. CASH FLOW HEDGES
The Company enters into compound foreign currency/interest rate swap contracts to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agrees to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Additionally, the Company used foreign exchange futures contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Finally, the Company also enters into foreign exchange forward contracts to hedge its foreign currency exposure on specific fixed maturity securities. Under the foreign exchange futures and forward contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

The Company also may enter into various types of derivatives to hedge exposure to interest rate fluctuations. Specifically, for floating rate funding agreement liabilities that are matched with fixed rate securities, the Company may manage the risk of cash flow variability by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount.

The Company recognized no gains or losses in 2005 and 2004 related to ineffective cash flow hedges. However, the Company recognized a net loss of $9.0 million in 2003, representing the ineffectiveness of all cash flow hedges, related to ineffective futures and options contracts, which are reported in other income in the Consolidated Statements of Income. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

As of December 31, 2005, $0.9 million of the deferred net losses on derivative instruments accumulated in other comprehensive income could be recognized in earnings during the next twelve months depending on the forward interest rate and currency rate environment. Transactions and events that are expected to occur over the next twelve months and will necessitate reclassifying to earnings these derivatives gains (losses) include: the interest payments (receipts) on foreign denominated trust instruments supported by funding obligations and foreign securities; the possible repurchase of other funding agreements; and the anticipated reinvestment of fixed maturities. The maximum term over which the Company is hedging its exposure to the variability of future cash flows, for all forecasted transactions, excluding interest payments on variable-rate funding agreements, is twelve months.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

F. TRADING ACTIVITIES
In 2003, the Company entered into equity-linked swap contracts which are economic hedges but do not qualify for hedge accounting under Statement No. 133. These products are linked to specific equity-linked liabilities on the balance sheet. Under the equity-linked swap contracts, the Company agrees to exchange, at specific intervals, the difference between fixed and floating rate interest amounts calculated on an agreed upon notional amount. The final payment at maturity will include the appreciation, if any, of a basket of specific equity indices.

During 2005, the Company recognized a net loss of $21.9 million on all trading derivatives. During 2004 and 2003, the Company recognized a net gain of $6.8 million and $12.3 million, respectively on all trading derivatives. The net loss recognized in 2005 included $19.6 million of net losses representing the ineffectiveness on equity-linked swap contracts, which were recorded in other income in the Consolidated Statements of Income. Additionally, the 2005 net loss also included a $2.3 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses on derivative instruments in the Consolidated Statements of Income. The net gain recognized in 2004 included $7.4 million of net gains representing the ineffectiveness on equity-linked swap contracts, which were recorded in other income in the Consolidated Statements of Income. Additionally, the 2004 net gain also included a $0.6 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses on derivative instruments in the Consolidated Statements of Income. The net gain recognized in 2003 included $14.0 million of net gains representing the ineffectiveness on equity-linked swap contracts, which was recorded in other income in the Consolidated Statements of Income. Additionally, the net gain in 2003 included $1.7 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which is reported in (gains) losses on derivative instruments in the Consolidated Statements of Income.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

G. UNREALIZED GAINS AND LOSSES
Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                                       EQUITY
                                                                        FIXED      SECURITIES AND
FOR THE YEARS ENDED DECEMBER 31                                      MATURITIES    OTHER (1), (2)      TOTAL
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2005
Net depreciation, beginning of year                                 $      (23.4)   $       (2.4)   $      (25.8)
                                                                    --------------------------------------------
   Net (depreciation) appreciation on available-for-sale
      securities and derivative instruments
                                                                            (5.7)            2.6            (3.1)
   Net appreciation from the effect on deferred
      policy acquisition costs and on policy liabilities                    41.0               -            41.0
   Provision for deferred federal income taxes                             (12.6)           (0.9)          (13.5)
                                                                    --------------------------------------------
                                                                            22.7             1.7            24.4
                                                                    --------------------------------------------
Net depreciation, end of year                                       $       (0.7)   $       (0.7)   $       (1.4)
                                                                    ============================================

2004
Net depreciation, beginning of year                                 $      (28.6)   $       (1.5)   $      (30.1)
                                                                    --------------------------------------------
   Net appreciation (depreciation) on available-for-sale
      securities and derivative instruments                                 11.3            (1.4)            9.9
   Net depreciation from the effect on deferred
      policy acquisition costs and on policy liabilities                    (3.5)              -            (3.5)
   (Provision) benefit for deferred federal income taxes                    (2.6)            0.5            (2.1)
                                                                    --------------------------------------------
                                                                             5.2            (0.9)            4.3
                                                                    --------------------------------------------
Net depreciation, end of year                                       $      (23.4)   $       (2.4)   $      (25.8)
                                                                    ============================================

2003
Net depreciation, beginning of year                                 $      (38.3)   $       (1.0)   $      (39.3)
                                                                    --------------------------------------------
   Net appreciation (depreciation) on available-for-sale
      securities and derivative instruments                                 14.6            (0.7)           13.9
   Net appreciation from the effect on deferred
      policy acquisition costs and on policy liabilities                     0.3               -             0.3
   (Provision) benefit for deferred federal income tax                      (5.2)            0.2            (5.0)
                                                                    --------------------------------------------
                                                                             9.7            (0.5)            9.2
                                                                    --------------------------------------------
Net depreciation, end of year                                       $      (28.6)   $       (1.5)   $      (30.1)
                                                                    ============================================

(1) Fixed maturities include after-tax net appreciation (depreciation) on derivative instruments of $49.6 million, $20.0 million and $(4.7) million in 2005, 2004 and 2003, respectively. Balances at December 31, 2005, 2004 and 2003 include after-tax net depreciation from derivative instruments of $0.9 million, $50.5 million and $70.5 million, respectively.

(2) Equity securities and other at December 31, 2005, 2004 and 2003 include after-tax net appreciation (depreciation) on other assets of $0.6 million, $0.1 million, and $(1.1) million, respectively.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

H. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION
The following table provides information about the Company's fixed maturities and equity securities that have been continuously in an unrealized loss position:

FOR THE YEARS ENDED DECEMBER 31                              2005                          2004
-----------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                        GROSS                         GROSS
                                                   UNREALIZED        FAIR        UNREALIZED        FAIR
                                                     LOSSES          VALUE         LOSSES          VALUE
-----------------------------------------------------------------------------------------------------------
Investment grade fixed maturities (1):
0-6 months                                        $       11.9   $      688.5   $        1.6   $      282.8
7-12 months                                                2.4           79.3            2.7          139.0
Greater than 12 months                                     8.6          187.9            4.1          120.4
                                                  ---------------------------------------------------------
Total investment grade fixed maturities                   22.9          955.7            8.4          542.2

Below investment grade fixed maturities (2):
0-6 months                                                 1.8           27.2            0.1            5.3
7-12 months                                                0.9            9.7            0.2            2.9
Greater than 12 months                                       -              -              -              -
                                                  ---------------------------------------------------------
Total below investment grade fixed maturities              2.7           36.9            0.3            8.2

Equity securities                                          0.1            1.3              -              -
                                                  ---------------------------------------------------------
Total fixed maturities and equity securities      $       25.7   $      993.9   $        8.7   $      550.4
                                                  =========================================================

(1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states, and political subdivisions of $2.9 million and $0.6 million at December 31, 2005 and 2004, respectively.

(2) At December 31, 2005 and 2004, substantially all below investment grade securities with an unrealized loss had been rated by the NAIC, Standard & Poor's, or Moody's.

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below amortized cost is evaluated in a disciplined manner. In determining whether a decline in fair value below amortized cost is other-than-temporary, the Company evaluates the issuer's overall financial condition; the issuer's credit and financial strength ratings; the issuer's financial performance, including earnings trends, dividend payments, and asset quality; a weakening of the general market conditions in the industry or geographic region in which the issuer operates; the length of time in which the fair value of an issuer's securities remains below cost; and with respect to fixed maturity investments, any factors that might raise doubt about the issuer's ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities. As a result of this review, the Company has concluded that the gross unrealized losses of fixed maturities and equity securities at December 31, 2005 are temporary.

I. VARIABLE INTEREST ENTITY
The Company holds a significant interest in a limited partnership. In 1997, the Company invested in the McDonald Corporate Tax Credit Fund - 1996 Limited Partnership, which was organized to invest in low income housing projects which qualify for tax credits under the Internal Revenue Code. The Company's investment in this limited partnership, which represents approximately 36% of the partnership, is not a controlling interest; it entitles the Company to tax credits to be applied against its federal income tax liability in addition to tax losses to offset taxable income. The Company's maximum exposure to loss in this investment is limited to its carrying value, which was $6.6 million at December 31, 2005.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

J. OTHER
The Company had the following concentration of investments at fair value that exceeded 10% of shareholder's equity:

          DECEMBER 31                                            2005           2004
       ---------------------------------------------------------------------------------
          (IN MILLIONS)
          ISSUER NAME
       ---------------------------------------------------------------------------------
          Federal Home Loan Mortgage Corporation              $   169.7       $  200.3
          Morgan Stanley Dean Witter Capital I                     94.9          118.5
          Federal National Mortgage Association                    85.7           89.0
          U.S. Treasury                                            39.7           44.8
          Federal Home Loan Bank                                      -           50.6
          Bank One Corp                                               -           49.0
          Bear Stearns Commercial Mortgage Securities                 -           44.8

6. INVESTMENT INCOME AND GAINS AND LOSSES

A. NET INVESTMENT INCOME
The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31            2005            2004            2003
-----------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                       $      107.4    $      139.3    $      159.6
Equity securities                               0.1             0.1             0.1
Mortgage loans                                  5.5             8.0            12.4
Policy loans                                    8.6             9.2            10.1
Derivatives                                   (10.8)          (21.3)           (5.9)
Other long-term investments                     3.6             2.3             5.0
Short-term investments                          2.4             0.8             0.9
                                       --------------------------------------------
   Gross investment income                    116.8           138.4           182.2
Less investment expenses                       (3.4)           (4.7)           (3.6)
                                       --------------------------------------------
Net investment income                  $      113.4    $      133.7    $      178.6
                                       ============================================

The Company had fixed maturities with a carrying value of $0.6 million and $12.4 million on non-accrual status at December 31, 2005 and 2004, respectively. The Company had no mortgage loans on non-accrual status at December 31, 2005 or 2004. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $0.6 million, $2.3 million and $2.3 million in 2005, 2004 and 2003, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2005 and 2004.

There were no mortgage loans which were non-income producing at December 31, 2005 and 2004. However, the Company had non-income producing fixed maturities with a carrying value of $0.1 million and $9.7 million at December 31, 2005 and 2004, respectively.

Included in other long-term investments are income from limited partnerships of $1.5 million in 2005, losses of $0.3 million in 2004 and income of $3.2 million in 2003.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

B. NET REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004            2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Fixed maturities                                                    $       13.9    $        3.4    $       13.3
Equity securities                                                              -             1.6             0.5
Mortgage loans                                                               0.3             0.4             0.8
Derivatives                                                                  2.1            (9.0)           (4.4)
Other long-term investments                                                 (0.3)           (0.6)           (2.6)
                                                                    --------------------------------------------
Net realized investment gains (losses)                              $       16.0    $       (4.2)   $        7.6
                                                                    ============================================

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

For the Years Ended December 31

                                                                    PROCEEDS FROM       GROSS          GROSS
                                                                   VOLUNTARY SALES      GAINS          LOSSES
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
2005
Fixed maturities                                                    $      691.1    $       17.4    $        5.8
Equity securities                                                              -               -               -

2004
Fixed maturities                                                    $      382.7    $        6.3    $        3.0
Equity securities                                                            3.2             1.8             0.1

2003
Fixed maturities                                                    $      583.8    $       39.9    $        5.6
Equity securities                                                            0.7             0.6               -

The Company recognized losses of $1.6 million, $4.4 million, and $22.5 million in 2005, 2004, and 2003, respectively, related to other-than-temporary impairments of fixed maturities and other securities.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

C. OTHER COMPREHENSIVE INCOME RECONCILIATION
The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31                                                           2005            2004            2003
-----------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Unrealized (depreciation) appreciation on available-for-sale securities:

Unrealized holding (losses) gains arising during period, (net of income tax
   (benefit) expense of $(8.7), $(7.1) and $11.4 in 2005, 2004 and 2003)              $      (16.5)   $      (12.8)   $       21.2

Less: reclassification adjustment for (losses) gains included in net income (net of
   income tax expense of $4.5, $1.5 and $3.9 million in 2005, 2004 and 2003)                   8.5             2.9             7.3
                                                                                      --------------------------------------------
Total available-for-sale securities                                                          (25.0)          (15.7)           13.9
                                                                                      --------------------------------------------

Unrealized appreciation (depreciation) on derivative instruments:

Unrealized holding (losses) gains arising during period, (net of income tax (benefit)
   expense of $(21.4), $11.7 and $10.7 million in 2005, 2004 and 2003)                       (39.8)           21.9            19.9

Less: reclassification adjustment for (losses) gain included in net income (net of income tax (benefit) expense of $(48.1), $1.0 and $13.2 million in 2005, 2004 and
   2003)                                                                                     (89.4)            1.9            24.6
                                                                                      --------------------------------------------
Total derivative instruments                                                                  49.6            20.0            (4.7)
                                                                                      --------------------------------------------
Net unrealized appreciation on available-for-sale securities                          $       24.4    $        4.3    $        9.2
                                                                                      ============================================

7. FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS
For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

EQUITY SECURITIES
Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS
Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair values are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS
The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

DERIVATIVE INSTRUMENTS
Fair values are estimated using independent pricing sources.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)
Fair values for liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS
Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

The estimated fair values of the financial instruments were as follows:

                                                                     2005                      2004
-------------------------------------------------------------------------------------------------------------
                                                             CARRYING       FAIR       CARRYING      FAIR
DECEMBER 31,                                                  VALUE         VALUE        VALUE       VALUE
-------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Financial Assets
   Cash and cash equivalents                                $    101.9   $    101.9   $    165.0   $    165.0
   Fixed maturities                                            1,801.2      1,801.2      2,559.1      2,559.1
   Equity securities                                               2.7          2.7          2.5          2.5
   Mortgage loans                                                 54.8         60.9         64.1         77.0
   Policy loans                                                  139.9        139.9        148.3        148.3
   Derivative instruments                                          3.5          3.5         72.9         72.9
                                                            -------------------------------------------------
                                                            $  2,104.0   $  2,110.1   $  3,011.9   $  3,024.8
                                                            =================================================
Financial Liabilities
   Guaranteed investment contracts                          $     30.3   $     30.5   $     30.0   $     31.2
   Derivative instruments                                         24.0         24.0          8.5          8.5
   Supplemental contracts without life contingencies              20.6         20.6         21.2         21.2
   Dividend accumulations                                         85.1         85.1         86.1         86.1
   Other individual contract deposit funds                        11.8         11.8         13.0         13.0
   Other group contract deposit funds                             35.6         35.1         38.6         38.3
   Individual annuity contracts - general account                 96.9         93.7        110.2        106.2
   Trust instruments supported by funding obligations (1)        294.3        297.3      1,126.0      1,128.2
                                                            -------------------------------------------------
                                                            $    598.6   $    598.1   $  1,433.6   $  1,432.7
                                                            =================================================

(1) Balances in 2005 decreased primarily due to scheduled maturities.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

8. CLOSED BLOCK

Summarized financial information of the Closed Block as of December 31, 2005 and 2004 and for the periods ended December 31, 2005, 2004 and 2003 is as follows:

   DECEMBER 31                                                              2005         2004
   ---------------------------------------------------------------------------------------------
   (IN MILLIONS)
   Assets
       Fixed maturities, at fair value (amortized cost of $514.5 and
         $505.3)                                                         $    520.7   $    535.1
       Mortgage loans                                                          25.2         31.4
       Policy loans                                                           135.8        144.4
       Cash and cash equivalents                                                4.4         20.1
       Accrued investment income                                               11.5         11.4
       Deferred policy acquisition costs                                        3.4          4.4
       Deferred federal income taxes                                            3.9          8.0
       Other assets                                                             2.2          2.6
                                                                         -----------------------
   Total assets                                                          $    707.1   $    757.4
                                                                         -----------------------
   Liabilities
       Policy liabilities and accruals                                   $    707.1   $    726.1
       Policyholder dividends                                                  34.4         64.9
       Other liabilities                                                        2.2         10.6
                                                                         -----------------------
   Total liabilities                                                     $    743.7   $    801.6
                                                                         -----------------------

   Excess of Closed Block liabilities over assets designated to the
       Closed Block                                                      $     36.6   $     44.2
   Amounts included in accumulated other comprehensive income:
   Net unrealized investment losses (net of deferred federal income tax
       benefits of $1.8 and $5.9 million)                                      (3.4)       (11.0)
                                                                         -----------------------
   Maximum future earnings to be recognized from Closed Block assets
       and liabilities                                                   $     33.2   $     33.2
                                                                         =======================

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004           2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Revenues
     Premiums and other income                                      $       36.4    $       38.7    $       40.8
     Net investment income                                                  41.5            43.0            46.4
     Net realized investment gains                                           5.2               -             2.3
                                                                    --------------------------------------------
Total revenues                                                              83.1            81.7            89.5
                                                                    --------------------------------------------
Benefits and expenses
     Policy benefits                                                        73.1            68.8            80.7
     Policy acquisition expenses                                             1.1             1.7             2.2
     Other operating expenses                                                0.4             0.1             0.2
                                                                    --------------------------------------------
Total benefits and expenses                                                 74.6            70.6            83.1
                                                                    --------------------------------------------
Contribution from the Closed Block                                  $        8.5    $       11.1    $        6.4
                                                                    ============================================

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004           2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Cash Flows
     Cash flows from operating activities:
     Contribution from the Closed Block                             $        8.5    $       11.1    $        6.4
     Adjustment for net realized investment gains                           (5.2)              -            (2.3)
     Change in:
            Deferred policy acquisition costs                                1.0             1.7             2.1
            Policy liabilities and accruals                                (14.5)          (25.6)          (15.0)
            Expenses and taxes payable                                      (8.3)           (0.3)          (21.2)
            Other, net                                                       0.9             4.3            (0.8)
                                                                    --------------------------------------------
     Net cash used in operating activities                                 (17.6)           (8.8)          (30.8)
                                                                    --------------------------------------------
     Cash flows from investing activities:
         Sales, maturities and repayments of investments                    65.8            67.9           136.2
         Purchases of investments                                          (72.5)          (60.1)         (107.6)
         Policy loans                                                        8.6            11.7            11.3
                                                                    --------------------------------------------
     Net cash provided by investing activities                               1.9            19.5            39.9
                                                                    --------------------------------------------
Net (decrease) increase in cash and cash equivalents                       (15.7)           10.7             9.1
Cash and cash equivalents, beginning of year                                20.1             9.4             0.3
                                                                    --------------------------------------------
Cash and cash equivalents, end of year                              $        4.4    $       20.1    $        9.4
                                                                    ============================================

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

For the years ended December 31, 2005, 2004 and 2003, premiums related to participating individual and group life policies and participating individual and group accident and health policies were $36.4 million, $38.7 million and $40.8 million, respectively. This represents 98.6%, 98.2% and 97.8%, respectively, of total premiums and deposits. For the years ended December 31, 2005 and 2004, participating insurance in force was $1,466.5 million and $1,548.4 million, respectively. This represents 84.9% and 59.4%, respectively, of total insurance in force. The Company held dividends, in the amounts of $34.4 million and $64.9 million, payable to policyholders in 2005 and 2004, respectively, and did not allocate any additional income to such policyholders.

9. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax (benefit) expenses in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004           2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Federal income tax (benefit) expense
       Current                                                      $      (25.9)   $      (37.6)   $       21.4
       Deferred                                                             14.0            13.4           (17.3)
                                                                    --------------------------------------------
Total                                                               $      (11.9)   $      (24.2)   $        4.1
                                                                    ============================================

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

The federal income tax (benefit) expense attributable to the consolidated results of operations is different from the amount determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004           2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Expected federal income tax expense                                 $        7.1    $        5.8    $        3.5
  Prior years' federal income tax settlement                                (9.5)          (30.4)              -
  Deferred tax adjustment                                                   (4.7)            4.9               -
  Tax credits                                                               (4.1)           (4.3)           (4.5)
  Change in estimates for prior years dividend received
       deduction                                                            (2.3)              -               -
  Changes in other tax estimates                                             1.6             0.1             1.1
  Dividend received deduction                                               (0.7)           (0.7)           (1.0)
  Restricted stock                                                             -               -             2.1
  Sale of subsidiary                                                           -               -             1.5
  Other, net                                                                 0.8             0.4             1.4
                                                                    --------------------------------------------
Federal income tax (benefit) expense                                $      (11.9)   $      (24.2)   $        4.1
                                                                    ============================================

Following are the components of the Company's deferred tax assets and liabilities.

DECEMBER 31                                                                          2005            2004
-------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Deferred tax (asset) liabilities
    Employee benefit plans                                                       $      (70.5)   $      (45.5)
    Tax credit carryforwards                                                            (63.7)          (60.4)
    Insurance reserves                                                                  (16.7)          (45.1)
    Discontinued accident and health business                                           (15.8)          (16.6)
    Loss carryforwards                                                                  (14.1)              -
    Investments, net                                                                    (13.5)          (46.7)
    FAFLIC coinsurance agreement related to variable life insurance and
      annuity business                                                                   (9.6)              -
    Deferred acquisition costs                                                           (5.1)            4.5
    Restructuring reserve                                                                (0.6)           (1.6)
    Deferred sales inducement                                                               -             1.0
    Software capitalization                                                               1.9             0.8
    Other, net                                                                            3.1            (3.5)
                                                                                 ----------------------------
Deferred tax asset, net                                                          $     (204.6)   $     (213.1)
                                                                                 ============================

Gross deferred income tax assets totaled approximately $347 million and $342 million at December 31, 2005 and 2004, respectively. Gross deferred income tax liabilities totaled approximately $142 million and $129 million at December 31, 2005 and 2004, respectively.

The Company believes, based on objective evidence, the deferred tax assets will be realized. At December 31, 2005, the Company had available low-income housing credit carryforwards and foreign tax credit carryforwards of $60.2 million and $0.7 million, respectively. An additional $2.8 million of foreign tax credit carryforwards available to the Company are subject to an intercompany tax allocation agreement, which requires the Company to utilize such credits on a separate tax return basis. The low-income housing credit carryforward will expire beginning in 2018 and the foreign tax credit carryforward will expire beginning in 2013.

In the fourth quarter of 2005, the Company reached a favorable settlement with respect to FAFLIC's federal income tax returns for 1992 to 1994 that resulted in a tax benefit of approximately $10 million. The 2005 provision also reflects a $2.3 million benefit resulting from a reduction in federal income tax reserves for prior years from ongoing Internal Revenue

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

Service ("IRS") audits. In the first quarter of 2004, the Company reached a favorable settlement with respect to FAFLIC's federal income tax returns for 1982 and 1983 that resulted in a tax benefit of approximately $30 million.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 2001. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

10. PENSION PLANS

DEFINED BENEFIT PLANS
Prior to 2005, FAFLIC provided retirement benefits to substantially all of its employees under defined benefit pension plans. These plans were based on a defined benefit cash balance formula, whereby the Company annually provided an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. In addition to the cash balance allocation, certain transition group employees, who had met specified age and service requirements as of December 31, 1994, were eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").

As of January 1, 2005, the defined benefit pension plans were frozen and the Company enhanced its defined contribution 401(k) plan. No further cash balance allocations have been credited for plan years beginning on or after January 1, 2005. In addition, grandfathered benefits were frozen at January 1, 2005 levels with an annual transition pension adjustment calculated at an interest rate equal to 5% per year, up to 35 years of completed service, and 3% thereafter. As a result of these actions, the Company recognized a curtailment gain of $1.0 million in 2004. The changes to the 401(k) plan are discussed in detail below.

ASSUMPTIONS
In order to measure the expense associated with these plans, management must make various estimates and assumptions, including discount rates used to value liabilities, assumed rates of return on plan assets, employee turnover rates and anticipated mortality rates, for example. The estimates used by management are based on the Company's historical experience, as well as current facts and circumstances. In addition, the Company uses outside actuaries to assist in measuring the expense and liability associated with these plans.

The Company utilizes a measurement date of December 31st to determine its pension benefit obligations. Weighted-average assumptions used to determine pension benefit obligations are as follows:

DECEMBER 31                                  2005            2004            2003
---------------------------------------------------------------------------------
Discount rate                                5.50%           5.63%          5.875%%
Rate of compensation increase (1)              NA              NA            4.00%
Cash balance allocation (1)                    NA              NA            5.00%
Cash balance interest crediting rate         5.00%           5.00%           5.00%

(1) As a result of the aforementioned decision to freeze the defined benefit plans, pension benefit obligations will not be affected by future compensation increases and there will be no further cash balance allocations.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

The Company utilizes a measurement date of January 1st to determine its periodic pension costs. Weighted-average assumptions used to determine net periodic pension costs are as follows:

DECEMBER 31                                  2005            2004            2003
---------------------------------------------------------------------------------
Discount rate                                5.63%          5.875%           6.25%
Expected return on plan assets               8.25%           8.50%           8.50%
Rate of compensation increase (1)              NA            4.00%           4.00%
Cash balance allocation (1)                    NA            5.50%           5.00%
Cash balance interest crediting rate         5.00%           5.00%           6.00%

(1) As a result of the aforementioned decision to freeze the defined benefit plans, pension benefit obligations will not be affected by future compensation increases and there will be no further cash balance allocations.

The expected rate of return was determined by using historical mean returns, adjusted for certain factors believed to have an impact on future returns. Specifically, the Company expects the equity market returns will be in the high single digit range and has adjusted the historical mean return for actively managed stocks downward to reflect this expectation. Also, the Company decreased its fixed income mean return based on its expectation of modest increases in interest rates slightly offsetting the coupon return. The adjusted mean returns were weighted to the plan's actual asset allocation at December 31, 2004, resulting in an expected rate of return on plan assets for 2005 of 8.25%.

PLAN ASSETS
The Company utilizes a target allocation strategy, focusing on creating a mix of assets to generate growth in equity, as well as managing expenses and contributions. Various factors were taken into consideration in determining the appropriate asset mix, such as census data, actuarial valuation information and capital market assumptions. The Company has determined that the optimal investment strategy is to have a target mix of 72% of its plan assets in equity securities and 28% in fixed income securities and money market funds. The target allocations and actual invested asset allocations for 2005 and 2004 for the Company's plan assets are as follows:

                                                                       TARGET
DECEMBER 31                                                            LEVELS           2005            2004
----------------------------------------------------------------------------------------------------------------
Equity securities:
   Domestic                                                                   47%          39.83%          41.91%
   International                                                              20%          20.47%          20.42%
   THG Common Stock                                                            5%          10.17%           7.88%
                                                                    ------------    ------------    ------------
Total equity securities                                                       72%          70.47%          70.21%
                                                                    ------------    ------------    ------------
   Fixed maturities                                                           26%          28.61%          29.38%
   Money market funds                                                          2%           0.92%           0.41%
                                                                    ------------    ------------    ------------
Total fixed maturities and money market funds                                 28%          29.53%          29.79%
                                                                    ------------    ------------    ------------
Total assets                                                                 100%         100.00%         100.00%
                                                                    ============    ============    ============

At December 31, 2005 and 2004, approximately 87% and 67% respectively, of plan assets were invested in non-affiliated commingled funds. Equity securities include 796,462 shares of THG common stock at December 31, 2005 and 2004 with a market value of $33.3 million and $26.1 million, respectively.

OBLIGATIONS AND FUNDED STATUS

The following table is a reconciliation of the beginning and ending balances of the benefit obligations and the fair value of plan assets. At December 31, 2005 and 2004, the projected benefit obligations exceeded the plans' assets, the difference of which is reflected as an additional minimum pension liability. Changes in the minimum pension liability are reflected as an adjustment to accumulated other comprehensive income and are primarily comprised of the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan. At December 31, 2005 and 2004,

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

the Company had $38.2 million and $9.7 million in accumulated other comprehensive income related to its minimum pension liability. The difference between the Company's additional minimum pension liability and the amount which is reflected in accumulated other comprehensive income, of $68.6 million and $119.7 million at December 31, 2005 and 2004, respectively, has been allocated to affiliated companies. As such, the Company recorded an increase in the minimum pension liability of $28.5 million and $3.4 million in 2005 and 2004, respectively. The change in the liability from 2004 to 2005 is primarily the result of the transfer of the minimum pension liability of $38.3 million from AFLIAC at December 30, 2005, and a lower 2005 year-end discount rate, partially offset by an increase in the actual return on assets in 2005, as well as changes in participant demographics.

DECEMBER 31                                                                          2005           2004
-------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Accumulated benefit obligation                                                   $      548.3    $      559.7
                                                                                 ----------------------------
Change in benefit obligation:
Projected benefit obligation, beginning of year                                  $      559.7    $      522.5
Service cost - benefits earned during the year                                            0.1            11.1
Interest cost                                                                            30.6            31.2
Actuarial (gains) losses                                                                 (8.3)           28.4
Benefits paid                                                                           (33.8)          (33.5)
                                                                                 ----------------------------
Projected benefit obligation, end of year                                               548.3           559.7
                                                                                 ----------------------------
Change in plan assets:
Fair value of plan assets, beginning of year                                            331.9           330.7
Actual return on plan assets                                                             25.1            28.9
Company contribution                                                                      3.9             5.8
Benefits paid                                                                           (33.8)          (33.5)
                                                                                 ----------------------------
Fair value of plan assets, end of year                                                  327.1           331.9
                                                                                 ----------------------------

FUNDED STATUS OF THE PLAN                                                              (221.2)         (227.8)
Unrecognized transition obligation                                                       (8.1)           (9.4)
Unamortized prior service cost                                                            0.7             1.2
Unrecognized net actuarial losses                                                       115.3           140.1
Additional minimum pension liability                                                   (106.8)         (129.4)
                                                                                 ----------------------------
NET PENSION LIABILITY                                                            $     (220.1)   $     (225.3)
                                                                                 ============================

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31                                         2005            2004           2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Service cost - benefits earned during the year                      $        0.1    $       11.1    $       11.8
Interest cost                                                               30.6            31.2            30.4
Expected return on plan assets                                             (26.1)          (27.0)          (22.4)
Recognized net actuarial loss                                               17.4            22.4            29.8
Amortization of transition asset                                            (1.3)           (1.4)           (1.4)
Amortization of prior service cost                                           0.5            (1.8)           (1.9)
Curtailment (gain) loss and special termination benefits                       -            (1.0)            0.7
                                                                    --------------------------------------------
Net periodic pension cost                                           $       21.2    $       33.5    $       47.0
                                                                    ============================================

The Company allocated approximately $12.5 million, $28.2 million and $44.5 million of its net periodic pension cost to its affiliated companies in 2005, 2004 and 2003, respectively.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

The curtailment gain in 2004 is due to the aforementioned decision to freeze the defined benefit pension plans and primarily reflects the elimination of unrecognized prior service cost. The curtailment loss in 2003 of $0.7 million is the result of the Life Companies VeraVest restructuring effort in the fourth quarter of 2003 (see Note 3 - Significant Transactions). The curtailment loss primarily reflects the elimination of future expected years of service for those home office participants terminated as a result of the VeraVest restructuring.

The unrecognized net actuarial gains (losses) which exceed 10% of the greater of the projected benefit obligation or the market value of plan assets are amortized as a component of net periodic pension cost over five years.

CONTRIBUTIONS
The Company is required to contribute $52.1 million to its qualified pension plan in 2006 in order to fund its minimum obligation in accordance with ERISA. In addition, the Company expects to contribute $2.7 million to its non-qualified pension plans to fund 2006 benefit payments. At this time, no discretionary contributions are expected to be made to the plans in 2006.

BENEFIT PAYMENTS
The Company estimates that benefit payments over the next 10 years will be as follows:

FOR THE YEARS ENDED DECEMBER 31             2006      2007      2008      2009      2010      2011-2015
-------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Qualified pension plan                     $ 28.1    $ 28.1    $ 28.6    $ 28.7    $ 29.5      $ 164.2
Non-qualified pension plan                 $  2.7    $  2.6    $  2.7    $  2.6    $  2.6      $  12.6

The benefit payments are based on the same assumptions used to measure the Company's benefit obligations at the end of 2005.

DEFINED CONTRIBUTION PLANS

In addition to the defined benefit plans, FAFLIC provides a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. Effective January 1, 2005, coincident with the aforementioned decision to freeze the defined benefit plans, the Company enhanced its 401(k) plan to match 100% of employees' 401(k) plan contributions up to 5% of eligible compensation. During 2005, the expense for this matching provision was $11.5 million, of which $11.4 million of these costs were allocated to affiliated companies. In addition to this matching provision, the Company will make an annual contribution to employees' accounts equal to 3% of the employee's eligible compensation. This annual contribution will be made regardless of whether the employee contributed to the plan, as long as the employee was employed on the last day of the year. The cost for this additional contribution was $8.3 million for 2005, all of which was allocated to FAFLIC's affiliates. During 2004 and 2003, the 401(k) plan provided for a company match equal to 50% of the employees' contribution up to 6% of eligible compensation and resulted in a cost to the Company of $5.2 million and $5.4 million, respectively, of which $5.1 million and $5.3 million of these costs were allocated to affiliated companies.

11. OTHER POST RETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees, former agents, retirees and their dependents, under welfare benefit plans sponsored by FAFLIC. Generally, active employees become eligible with at least 15 years of service after the age of 40. Former agents of the Company became eligible at age 55 with at least 15 years of service. The population of agents receiving postretirement benefits was frozen as of December 31, 2002, when the Company ceased its distribution of proprietary life insurance and annuity products and terminated all life insurance and annuity agent contracts. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments to beneficiaries of retired employees and to restrict eligibility to then current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("The Act") was enacted. The Act provides for a prescription drug benefit under Medicare as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to the benefit provided under Medicare. The Company adopted the provisions of the Act effective July 1, 2004. The Company determined that its benefits were at least actuarially equivalent to those provided by Medicare, and therefore, recognized a reduction in its accumulated postretirement benefit obligation for the transition cost of $2.9 million in 2004.

OBLIGATION AND FUNDED STATUS
The plans funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were as follows:

    DECEMBER 31                                                                      2005           2004
    ---------------------------------------------------------------------------------------------------------
    (IN MILLIONS)
    Change in benefit obligation:
    Accumulated postretirement benefit obligation,
        beginning of year                                                        $       69.0    $       78.9
    Service cost                                                                          0.4             1.3
    Interest cost                                                                         3.2             4.2
    Net actuarial losses                                                                  8.8             1.0
    Plan amendments                                                                      (5.7)          (12.3)
    Benefits paid                                                                        (3.9)           (4.1)
    ---------------------------------------------------------------------------------------------------------
    Accumulated postretirement benefit obligation, end of
      year                                                                               71.8            69.0
    ---------------------------------------------------------------------------------------------------------
    Fair value of plan assets, end of year                                                  -               -
    ---------------------------------------------------------------------------------------------------------

    Funded status of plan                                                               (71.8)          (69.0)
    Unamortized prior service cost                                                      (19.8)          (19.6)
    Unrecognized net actuarial losses                                                    13.5             5.1
    ---------------------------------------------------------------------------------------------------------
    Accumulated postretirement benefit costs                                     $      (78.1)   $      (83.5)
    =========================================================================================================

Plan amendments in 2005 and 2004 resulted in a benefit of $5.7 million and $12.3 million, respectively. The amendments reflect net increases in certain home office and agent retiree contributions, deductibles and co-payments, thereby lowering plan costs. In addition, the 2004 plan amendments include the implementation of a cap on future medical and drug claims for plan participants under the age of 65.

The Company estimates that benefit payments over the next 10 years will be as follows:

     FOR THE YEARS ENDED DECEMBER 31
     -----------------------------------------------------
     (IN MILLIONS)
     2006                                     $       4.8
     2007                                             5.4
     2008                                             5.4
     2009                                             5.5
     2010                                             5.6
     2011-2015                                       27.6

The benefit payments are based on the same assumptions used to measure the Company's benefit obligation at the end of 2005 and reflect benefits attributable to estimated future service.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

COMPONENTS OF NET PERIODIC POSTRETIREMENT BENEFIT COSTS
The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31                     2005            2004            2003
--------------------------------------------------------------------------------------------
(IN MILLIONS)
Service cost                                    $        0.4    $        1.3    $        1.4
Interest cost                                            3.2             4.2             4.9
Recognized net actuarial loss                            0.4             0.4             0.2
Amortization of prior service cost                      (5.5)           (3.2)           (1.9)
                                                --------------------------------------------
Net periodic postretirement (benefit) cost      $       (1.5)   $        2.7    $        4.6
                                                ============================================

The Company allocated approximately $(1.0) million, $2.2 million and $4.3 million of the net periodic postretirement (benefit) cost to its affiliated companies in 2005, 2004, and 2003 respectively.

ASSUMPTIONS
The Company utilizes a December 31 measurement date for its postretirement benefit plans. Weighted-average discount rate assumptions used to determine postretirement benefit obligations and periodic postretirement costs are as follows:

FOR THE YEARS ENDED DECEMBER 31                                             2005            2004
------------------------------------------------------------------------------------------------
Postretirement benefit obligations discount rate                            5.50%           5.63%
Postretirement benefit cost discount rate                                   5.63%          5.875%

Assumed health care cost trend rates are as follows:

DECEMBER 31                                                                 2005            2004
------------------------------------------------------------------------------------------------
Health care cost trend rate assumed for next year                             10%             10%
Rate to which the cost trend is assumed to decline
(ultimate trend rate)                                                          5%              5%
Year the rate reaches the ultimate trend rate                               2012            2012

Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trend rates in each year would have the following effects:

                                                              1-PERCENTAGE POINT        1-PERCENTAGE POINT
                                                                   INCREASE                  DECREASE
----------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Effect on total of service and interest cost during 2005            $ 0.1                    $ (0.1)
Effect on accumulated postretirement benefit obligation
   at December 31, 2005                                             $ 2.5                    $ (2.2)

12. DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends to stockholders by insurers. Massachusetts laws affect the dividend paying ability of FAFLIC.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period without the prior permission of the Massachusetts Commissioner of Insurance, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution. Effective December 30, 2005, in connection with the closing of the sale of THG's run-off variable life insurance and variable annuity business to Goldman Sachs, THG entered into an agreement with the Massachusetts Division of Insurance to maintain total adjusted capital levels at a minimum of 100% of FAFLIC's Company Action Level, which was $46.1 million at December 31, 2005.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

This agreement replaces the previous commitment from the Company to the Division of Insurance, dated December 23, 2002, whereby the Company agreed to maintain total adjusted capital levels at a minimum of 100% of AFLIAC's Company Action Level. Total adjusted capital for life insurance companies is defined as capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment. The Company Action Level is the first level in which the Massachusetts Commissioner of Insurance could mandate regulatory involvement based solely upon levels of risk based capital. There can be no assurance that FAFLIC would not require additional capital contributions from THG. FAFLIC cannot pay dividends to its parent without prior approval from the Massachusetts Commissioner of Insurance. In December 2005, FAFLIC, with permission from the Massachusetts Commissioner of Insurance, declared a $48.6 million dividend to THG. There were no dividends declared to FAFLIC's parent in 2004 and 2003.

13. SEGMENT INFORMATION

The Company's business includes financial products and services and conducts business in one operating segment, the Life Companies. To the extent a company has multiple operating segments, which the Company did prior to 2004, Statement of Financial Accounting Standards No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION, requires the disclosure of the separate financial information of each segment presented consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

As a result of the reinsurance of the Company's variable life insurance and annuity business the Life Companies segment, which is in run-off, now consists primarily of a block of traditional life insurance products, (principally the Closed Block), GIC business, certain group retirement products, as well as certain non-insurance subsidiaries (see Note 1A - Basis of Presentation and Principles of Consolidation). Assets and liabilities related to the reinsured variable life insurance and annuity business, as well as the discontinued group life and health business, including group life and health voluntary pools, are reflected in this segment.

During 2003, the Company managed this existing life insurance business and also operated an independent broker/dealer business, which distributed third party investment and insurance products. In the fourth quarter of 2003, the Company announced the cessation of the retail business of its independent broker/dealer In addition, beginning in 2004, the Company fully allocated corporate overhead costs that were previously reported in THG's former Corporate segment to its four operating segments, including the Life Companies.

14. LEASE COMMITMENTS

In 2003, the Company ceased operations of its retail broker/dealer operations. As a result, the Company recognized certain rental expenses as restructuring costs (see Note 3 - Significant Transactions). Such amounts were $13.8 million in 2003, which reflects the present value of the future minimum lease payments, as well as $7.4 million of estimated sublease rental income. In 2005 and 2004, the Company recognized an additional $0.7 million and $0.4 million, respectively, in these lease expenses. Additional rental expenses allocated to FAFLIC for operating leases in 2005, 2004 and 2003 were not significant.

At December 31, 2005, future minimum rental payments under non-cancelable operating leases, including those related to the Company's restructuring activities, were approximately $13.6 million, payable as follows: 2006 - $6.6 million; 2007 - $4.0 million; 2008 - $2.4 million; 2009 - $0.6; and none thereafter. It is expected that, in the normal course of business, leases that expire may be renewed or replaced by leases on other property and equipment.

15. REINSURANCE

In the normal course of business, the Company seeks to reduce the losses that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based upon an ongoing review of its reinsurers' financial statements, reported financial strength ratings from rating agencies and the analysis and guidance of our reinsurance intermediaries, Company believes that its reinsurers are financially sound.

On December 30, 2005, FAFLIC ceded $124.6 million of its variable life insurance and annuity business pursuant to a reinsurance agreement with AFLIAC (see Note 3
- Significant Transactions). Additionally, the Company has a 100% coinsurance agreement related to substantially all of its universal life insurance business. Reinsurance recoverables related to this agreement were $1.0 million at both December 31, 2005 and 2004. Additionally, the Company had reinsurance recoverables of $211.0 million related to its accident and health business, including both the individual health business and the group life and health business.

The effects of reinsurance were as follows:

   FOR THE YEARS ENDED DECEMBER 31                                      2005            2004            2003
   -------------------------------------------------------------------------------------------------------------
   (IN MILLIONS)
   Life and accident and health insurance premiums:
          Direct                                                    $       45.6    $       47.9    $       43.2
          Assumed                                                            0.3             0.5             0.5
          Ceded                                                             (9.0)           (9.0)           (2.0)
                                                                    --------------------------------------------
   Net premiums                                                     $       36.9    $       39.4    $       41.7
                                                                    --------------------------------------------
   Life and accident and health insurance and other
     individual policy benefits, claims and claims
     adjustment expenses:
          Direct                                                    $      120.5    $      101.3    $      132.7
          Assumed                                                           (1.7)           (1.3)           (1.5)
          Ceded                                                            (12.6)           (8.0)           (0.7)
                                                                    --------------------------------------------
   Net policy benefits, claims and claims
     adjustment expenses                                            $      106.2    $       92.0    $      130.5
                                                                    ============================================

16. DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

   FOR THE YEARS ENDED DECEMBER 31                                      2005            2004            2003
   -------------------------------------------------------------------------------------------------------------
   (IN MILLIONS)
   Balance at beginning of year                                     $       41.9    $       50.9    $       59.5
   Acquisition expenses deferred                                             0.1             0.3             2.0
   Amortized to expense during the year                                     (7.1)           (6.5)          (10.2)
   Adoption of SOP 03-1                                                        -            (3.5)              -
   Impairment of DAC asset related to reinsurance of
     variable life insurance and annuity business                          (27.9)              -               -
   Adjustment to equity during the year                                      0.1             0.7            (0.4)
                                                                    --------------------------------------------
   Balance at end of year                                           $        7.1    $       41.9    $       50.9
                                                                    ============================================

Upon the reinsurance of 100% of the FAFLIC variable life insurance and annuity business, the Company recognized a permanent impairment of its DAC asset of $27.9 million. Additionally, the Company adopted SOP 03-1 effective January 1, 2004. Upon adoption, the Company reclassified the balance of capitalized sales inducements that were previously included in DAC to other assets. The balance of capitalized sales inducements at January 1, 2004 was $3.5 million. For further discussion of the adoption of SOP 03-1, see Note 4, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

17. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its reserve estimates as new information becomes available and further events occur which may impact the resolution of unsettled claims. Reserve adjustments are reflected in results of operations as adjustments to claims and claims adjustment expenses. Often these adjustments are recognized in periods subsequent to the period in which the underlying policy was written and loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable to the Company's financial results and may vary by line of business.

The liability for future policy benefits and outstanding claims and claim adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business, consisting of the Company's exited individual health business and its discontinued group accident and health business, was $319.4 million and $531.8 million at December 31, 2005 and 2004, respectively. Reinsurance recoverables related to this business were $211.0 million and $416.0 million in 2005 and 2004, respectively.

18. CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS
Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

LITIGATION
The Company has been named a defendant in various legal proceedings arising in the normal course of business and is involved, from time to time, in investigations and proceedings by governmental and self-regulatory agencies, which currently include investigations related to "market timing" in sub-accounts of variable annuity and life products, and inquiries relating to tax reporting calculations to policyholders and others in connection with distributions under a subset of variable annuity contracts in this business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolutions of such proceedings will not have a material effect on the Company's consolidated financial position, although they could have a material effect on the results of operations for a particular quarter or annual period.

19. RELATED PARTY TRANSACTIONS

FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions to affiliates. Amounts charged by FAFLIC to its affiliates for these services are based on full cost including all direct and indirect overhead costs that amounted to $231.6 million, $239.5 million and $305.4 million in 2005, 2004 and 2003 respectively. In 2005, FAFLIC changed its rent allocation to AFLIAC which resulted in FAFLIC retaining approximately $7 million of costs previously allocated to this affiliate. The net amounts due from its affiliates for accrued expenses and various other liabilities and receivables were $2.7 million and $44.5 million at December 31, 2005 and December 31, 2004, respectively.

As a result of the sale of AFLIAC to Goldman Sachs, the Company increased its accumulated other comprehensive income associated with FAFLIC's additional minimum pension liability previously allocated to AFLIAC by $38.3 million and recognized a capital contribution from AFLIAC for a corresponding amount. Additionally, in accordance with the above agreement, FAFLIC allocated a decrease of $11.7 million and an increase of $13.2 million as of December 31, 2005 and 2004, respectively, and a decrease of $69.0 million as of December 31, 2003 of the additional minimum pension liability to its affiliates.

In connection with the 2005 sale agreement discussed in Note 3 - Significant Transactions, the Company will provide transition services until the earlier of eighteen months from the December 30, 2005 closing or when the operations of AFLIAC, and the Company's business to be reinsured, can be transferred to Goldman Sachs. This transition period is currently expected to extend into the fourth quarter of 2006.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE HANOVER INSURANCE GROUP, INC.)

20.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis), as codified by the National Association of Insurance Commissioners. Statutory surplus differs from shareholders' equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Statutory net income (loss) and surplus for FAFLIC are as follows:

                                                                      Unaudited
FOR THE YEARS ENDED DECEMBER 31                                         2005            2004            2003
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Statutory Net Income (Loss)                                         $       40.9    $      124.8    $      (96.1)

Statutory Shareholder's Surplus                                     $      164.7    $      183.6    $      122.8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of First Allmerica Financial Life
Insurance Company and the Contract Owners of Separate
Account VA-K of First Allmerica Financial Life Insurance
Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting Separate Account VA-K of First Allmerica Financial Life Insurance Company at December 31, 2005, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Hartford, Connecticut
April 7, 2006

SEPARATE ACCOUNT VA-K

December 31, 2005

                                                                         AIT                   AIT
                                                                        CORE                  EQUITY
                                                                       EQUITY                 INDEX
                                                                       SERVICE                SERVICE
                                                                      SHARES(a)              SHARES(a)
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          7,194,037   $         17,101,999
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                  2,226                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              7,196,263             17,101,999

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                    395
                                                                 --------------------   --------------------
  Net assets .................................................   $          7,196,263   $         17,101,604
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          7,196,230   $         16,977,854
 Allmerica Premier Choice ....................................                      -                123,750
 Allmerica Premier Choice with Optional Rider ................                     33                      -
                                                                 --------------------   --------------------
                                                                 $          7,196,263   $         17,101,604
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          9,379,577   $         16,383,820
Underlying Fund shares held ..................................              3,992,251              6,237,053

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              3,066,316              6,160,747
 Net asset value per unit, December 31, 2005 .................   $           2.346865   $           2.755811

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                113,021
 Net asset value per unit, December 31, 2005 .................   $                  -   $           1.094925

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                     31                      -
 Net asset value per unit, December 31, 2005 .................   $           1.077543   $                  -

                                                                        AIT                    AIT
                                                                     GOVERNMENT               MONEY
                                                                        BOND                  MARKET
                                                                       SERVICE                SERVICE
                                                                      SHARES(a)              SHARES(a)
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          4,983,235   $          5,335,963
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                    187
                                                                 --------------------   --------------------
  Total  assets ..............................................              4,983,235              5,336,150

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          4,983,235   $          5,336,150
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          4,977,726   $          5,324,029
 Allmerica Premier Choice ....................................                  5,024                 12,121
 Allmerica Premier Choice with Optional Rider ................                    485                      -
                                                                 --------------------   --------------------
                                                                 $          4,983,235   $          5,336,150
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          5,162,150   $          5,335,963
Underlying Fund shares held ..................................              4,696,735              5,335,963

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              3,168,417              3,979,961
 Net asset value per unit, December 31, 2005 .................   $           1.571045   $           1.337709

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                  4,663                 12,111
 Net asset value per unit, December 31, 2005 .................   $           1.077389   $           1.000790

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                    453                      -
 Net asset value per unit, December 31, 2005 .................   $           1.070716   $                  -

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

December 31, 2005

                                                                         AIT
                                                                        SELECT                 AIT
                                                                        CAPITAL               SELECT
                                                                     APPRECIATION             GROWTH
                                                                        SERVICE               SERVICE
                                                                       SHARES(a)             SHARES(a)
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          8,307,099   $         13,664,000
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              8,307,099             13,664,000

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          8,307,099   $         13,664,000
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          8,303,400   $         13,663,969
 Allmerica Premier Choice ....................................                  3,699                      -
 Allmerica Premier Choice with Optional Rider ................                      -                     31
                                                                 --------------------   --------------------
                                                                 $          8,307,099   $         13,664,000
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          7,405,714   $         13,864,182
Underlying Fund shares held ..................................              4,090,152              8,256,194

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              2,486,947              6,480,253
 Net asset value per unit, December 31, 2005 .................   $           3.338792   $           2.108555

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                  2,482                      -
 Net asset value per unit, December 31, 2005 .................   $           1.490198   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                     31
 Net asset value per unit, December 31, 2005 .................   $                  -   $           0.994539

                                                                                                AIT
                                                                         AIT                   SELECT
                                                                        SELECT               INVESTMENT
                                                                     INTERNATIONAL             GRADE
                                                                        EQUITY                 INCOME
                                                                        SERVICE               SERVICE
                                                                       SHARES(a)             SHARES(a)
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          6,946,434   $          5,892,126
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              6,946,434              5,892,126

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          6,946,434   $          5,892,126
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          6,946,360   $          5,887,785
 Allmerica Premier Choice ....................................                      -                  4,261
 Allmerica Premier Choice with Optional Rider ................                     74                     80
                                                                 --------------------   --------------------
                                                                 $          6,946,434   $          5,892,126
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          5,505,283   $          6,182,324
Underlying Fund shares held ..................................              5,011,857              5,579,665

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              3,843,017              3,467,016
 Net asset value per unit, December 31, 2005 .................   $           1.807528   $           1.698228

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                  3,862
 Net asset value per unit, December 31, 2005 .................   $                  -   $           1.103194

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                     58                     73
 Net asset value per unit, December 31, 2005 .................   $           1.277718   $           1.096379

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

December 31, 2005

                                                                        AIT
                                                                       SELECT
                                                                        VALUE                 AIM V.I.
                                                                     OPPORTUNITY             AGGRESSIVE
                                                                       SERVICE                 GROWTH
                                                                      SHARES(a)               SERIES I
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $         11,256,195   $            941,180
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................             11,256,195                941,180

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $         11,256,195   $            941,180
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $         11,208,681   $            941,180
 Allmerica Premier Choice ....................................                 47,477                      -
 Allmerica Premier Choice with Optional Rider ................                     37                      -
                                                                 --------------------   --------------------
                                                                 $         11,256,195   $            941,180
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $         10,488,142   $          1,015,676
Underlying Fund shares held ..................................              5,961,968                 75,174

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              3,281,390              1,299,396
 Net asset value per unit, December 31, 2005 .................   $           3.415833   $           0.724321

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                 31,522                      -
 Net asset value per unit, December 31, 2005 .................   $           1.506160   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                     25                      -
 Net asset value per unit, December 31, 2005 .................   $           1.496869   $                  -

                                                                      AIM V.I.
                                                                        BASIC                 AIM V.I.
                                                                        VALUE                BLUE CHIP
                                                                      SERIES II              SERIES I
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          1,421,530   $            211,735
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              1,421,530                211,735

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          1,421,530   $            211,735
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          1,421,530   $            211,676
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                     59
                                                                 --------------------   --------------------
                                                                 $          1,421,530   $            211,735
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          1,121,303   $            180,257
Underlying Fund shares held ..................................                115,949                 29,948

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              1,258,065                261,079
 Net asset value per unit, December 31, 2005 .................   $           1.129934   $           0.810775

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                     62
 Net asset value per unit, December 31, 2005 .................   $                  -   $           0.948842

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

December 31, 2005

                                                                       AIM V.I.               AIM V.I.
                                                                       CAPITAL                GLOBAL
                                                                     DEVELOPMENT            HEALTH CARE
                                                                      SERIES II             SERIES I (b)
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $             92,223   $          2,138,278
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................                 92,223              2,138,278

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $             92,223   $          2,138,278
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $             92,223   $          2,103,273
 Allmerica Premier Choice ....................................                      -                 35,005
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $             92,223   $          2,138,278
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $             73,817   $          1,886,133
Underlying Fund shares held ..................................                  5,793                104,612

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................                 76,456              2,070,151
 Net asset value per unit, December 31, 2005 .................   $           1.206224   $           1.016000

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                 33,912
 Net asset value per unit, December 31, 2005 .................   $                  -   $           1.032232

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

                                                                                              ALLIANCE-
                                                                       AIM V.I.               BERNSTEIN
                                                                       PREMIER                 GROWTH
                                                                        EQUITY               AND INCOME
                                                                       SERIES I                CLASS B
                                                                 --------------------   -------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          1,332,678   $          5,143,595
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              1,332,678              5,143,595

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          1,332,678   $          5,143,595
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          1,330,046   $          5,107,523
 Allmerica Premier Choice ....................................                  2,632                 36,072
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $          1,332,678   $          5,143,595
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          1,538,786   $          4,505,585
Underlying Fund shares held ..................................                 59,708                208,665

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              1,900,117              4,359,159
 Net asset value per unit, December 31, 2005 .................   $           0.699981   $           1.171676

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                  2,817                 31,395
 Net asset value per unit, December 31, 2005 .................   $           0.934173   $           1.148981

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

December 31, 2005

                                                                       ALLIANCE-              ALLIANCE-
                                                                       BERNSTEIN              BERNSTEIN
                                                                       LARGE CAP            SMALL/MID-CAP
                                                                        GROWTH                  VALUE
                                                                      CLASS B (b)            CLASS B (b)
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          2,110,142   $          1,742,807
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              2,110,142              1,742,807

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          2,110,142   $          1,742,807
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          2,110,097   $          1,742,807
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                     45                      -
                                                                 --------------------   --------------------
                                                                 $          2,110,142   $          1,742,807
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          2,048,214   $          1,325,872

Underlying Fund shares held ..................................                 79,508                102,578

Units outstanding and net asset value per unit:
Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              3,207,284              1,232,101
 Net asset value per unit, December 31, 2005 .................   $           0.657908   $           1.414500

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                     44                      -
 Net asset value per unit, December 31, 2005 .................   $           1.011420   $                  -

                                                                                             DELAWARE
                                                                                                VIP
                                                                      ALLIANCE-               GROWTH
                                                                      BERNSTEIN            OPPORTUNITIES
                                                                        VALUE                 SERVICE
                                                                       CLASS B                 CLASS
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $            878,855   $            383,283
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................                878,855                383,283

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $            878,855   $            383,283
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $            878,855   $            383,283
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $            878,855   $            383,283
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $            682,585   $            380,565
Underlying Fund shares held ..................................                 68,447                 21,802

Units outstanding and net asset value per unit:
Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................                710,565                432,510
 Net asset value per unit, December 31, 2005 .................   $           1.236839   $           0.886182

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

December 31, 2005

                                                                      DELAWARE                EATON
                                                                         VIP                 VANCE VT
                                                                    INTERNATIONAL            FLOATING-
                                                                        VALUE                  RATE
                                                                       EQUITY                 INCOME
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          4,573,080   $            732,074
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              4,573,080                732,074

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          4,573,080   $            732,074
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          4,573,080   $            732,074
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $          4,573,080   $            732,074
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          3,033,055   $            730,049
Underlying Fund shares held ..................................                224,391                 72,626

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              1,874,368                701,431
 Net asset value per unit, December 31, 2005 .................   $           2.439799   $           1.043686

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

                                                                                              FIDELITY
                                                                       FIDELITY                  VIP
                                                                          VIP                CONTRAFUND
                                                                         ASSET                 SERVICE
                                                                        MANAGER                CLASS 2
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          3,638,587   $          3,803,357
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              3,638,587              3,803,357

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          3,638,587   $          3,803,357
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          3,638,587   $          3,757,144
 Allmerica Premier Choice ....................................                      -                 46,213
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $          3,638,587   $          3,803,357
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          3,686,487   $          2,800,271
Underlying Fund shares held ..................................                241,927                123,928

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              1,924,008              2,705,368
 Net asset value per unit, December 31, 2005 .................   $           1.891150   $           1.388774

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                 30,737
 Net asset value per unit, December 31, 2005 .................   $                  -   $           1.503496

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

December 31, 2005

                                                                       FIDELITY
                                                                         VIP                  FIDELITY
                                                                       EQUITY-                  VIP
                                                                        INCOME                 GROWTH
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $         17,264,658   $         17,408,379
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................             17,264,658             17,408,379

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $         17,264,658   $         17,408,379
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $         17,264,624   $         17,405,618
 Allmerica Premier Choice ....................................                      -                  2,731
 Allmerica Premier Choice with Optional Rider ................                     34                     30
                                                                 --------------------   --------------------
                                                                 $         17,264,658   $         17,408,379
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $         14,872,863   $         19,605,227
Underlying Fund shares held ..................................                677,311                516,569

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              6,102,521              6,948,782
 Net asset value per unit, December 31, 2005 .................   $           2.829097   $           2.504844

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                  2,821
 Net asset value per unit, December 31, 2005 .................   $                  -   $           0.968128

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                     28                     31
 Net asset value per unit, December 31, 2005 .................   $           1.228252   $           0.962143

                                                                      FIDELITY
                                                                        VIP
                                                                       GROWTH                 FIDELITY
                                                                    OPPORTUNITIES               VIP
                                                                       SERVICE                  HIGH
                                                                       CLASS 2                 INCOME
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $            164,996   $          5,047,107
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................                164,996              5,047,107

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $            164,996   $          5,047,107
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $            164,996   $          5,047,107
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $            164,996   $          5,047,107
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $            144,501   $          5,337,948
Underlying Fund shares held ..................................                  9,576                818,008

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................                200,556              3,502,505
 Net asset value per unit, December 31, 2005 .................   $           0.822692   $           1.440999

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

December 31, 2005

                                                                       FIDELITY
                                                                         VIP
                                                                       MID CAP                FIDELITY
                                                                       SERVICE                  VIP
                                                                       CLASS 2                OVERSEAS
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          2,108,388   $          3,584,191
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              2,108,388              3,584,191

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          2,108,388   $          3,584,191
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          2,108,388   $          3,584,191
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $          2,108,388   $          3,584,191
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          1,435,247   $          2,594,410
Underlying Fund shares held ..................................                 60,813                173,905

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              1,263,457              1,957,092
 Net asset value per unit, December 31, 2005 .................   $           1.668745   $           1.831386

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

                                                                       FIDELITY                FT VIP
                                                                         VIP                  FRANKLIN
                                                                        VALUE                  GROWTH
                                                                      STRATEGIES             AND INCOME
                                                                       SERVICE               SECURITIES
                                                                       CLASS 2                CLASS 2
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $            901,383   $            696,949
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................                901,383                696,949

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $            901,383   $            696,949
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $            901,383   $            696,949
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $            901,383   $            696,949
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $            725,753   $            625,462
Underlying Fund shares held ..................................                 64,293                 45,198

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................                685,837                583,842
 Net asset value per unit, December 31, 2005 .................   $           1.314281   $           1.193728

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

December 31, 2005

                                                                        FT VIP                 FT VIP
                                                                       FRANKLIN               FRANKLIN
                                                                        LARGE                  SMALL-
                                                                         CAP                  MID CAP
                                                                        GROWTH                 GROWTH
                                                                      SECURITIES             SECURITIES
                                                                       CLASS 2              CLASS 2 (b)
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $            252,395   $          1,883,075
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................                252,395              1,883,075

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $            252,395   $          1,883,075
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $            252,395   $          1,879,934
 Allmerica Premier Choice ....................................                      -                  3,141
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $            252,395   $          1,883,075
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $            222,642   $          1,658,300
Underlying Fund shares held ..................................                 16,860                 92,489

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................                232,497              2,444,540
 Net asset value per unit, December 31, 2005 .................   $           1.085583   $           0.769034

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                  2,773
 Net asset value per unit, December 31, 2005 .................   $                  -   $           1.132771

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

                                                                        FT VIP                 FT VIP
                                                                        MUTUAL               TEMPLETON
                                                                        SHARES                FOREIGN
                                                                      SECURITIES             SECURITIES
                                                                       CLASS 2                CLASS 2
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          2,107,941   $            983,427
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              2,107,941                983,427

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          2,107,941   $            983,427
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          2,107,941   $            983,403
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                     24
                                                                 --------------------   --------------------
                                                                 $          2,107,941   $            983,427
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          1,768,362   $            819,614
Underlying Fund shares held ..................................                116,012                 62,959

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              1,673,666                758,716
 Net asset value per unit, December 31, 2005 .................   $           1.259475   $           1.296140

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                     19
 Net asset value per unit, December 31, 2005 .................   $                  -   $           1.286532

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

December 31, 2005

                                                                        JANUS                  JANUS
                                                                        ASPEN                  ASPEN
                                                                      GROWTH AND             LARGE CAP
                                                                        INCOME                 GROWTH
                                                                       SERVICE                SERVICE
                                                                        SHARES               SHARES (b)
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          1,711,027   $          1,167,260
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              1,711,027              1,167,260

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          1,711,027   $          1,167,260
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          1,711,027   $          1,167,260
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $          1,711,027   $          1,167,260
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          1,589,260   $          1,361,469
Underlying Fund shares held ..................................                 96,887                 56,636

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              1,955,721              1,872,369
 Net asset value per unit, December 31, 2005 .................   $           0.874883   $           0.623413

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

                                                                         MFS                    MFS
                                                                       MID CAP                  NEW
                                                                        GROWTH               DISCOVERY
                                                                       SERVICE                SERVICE
                                                                        CLASS                  CLASS
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $             86,881   $            305,853
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................                 86,881                305,853

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $             86,881   $            305,853
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $             86,881   $            305,853
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $             86,881   $            305,853
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $             72,451   $            254,539
Underlying Fund shares held ..................................                 12,067                 19,796

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................                 79,570                287,389
 Net asset value per unit, December 31, 2005 .................   $           1.091879   $           1.064246

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

December 31, 2005

                                                                         MFS
                                                                        TOTAL                   MFS
                                                                        RETURN               UTILITIES
                                                                       SERVICE                SERVICE
                                                                        CLASS                  CLASS
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          1,337,310   $            575,106
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              1,337,310                575,106

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          1,337,310   $            575,106
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          1,337,310   $            575,106
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $          1,337,310   $            575,106
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          1,195,322   $            480,734
Underlying Fund shares held ..................................                 65,235                 24,410

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              1,152,289                349,965
 Net asset value per unit, December 31, 2005 .................   $           1.160568   $           1.643323

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

                                                                                            OPPENHEIMER
                                                                     OPPENHEIMER              CAPITAL
                                                                       BALANCED             APPRECIATION
                                                                       SERVICE                SERVICE
                                                                        SHARES                 SHARES
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          1,010,314   $            317,960
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              1,010,314                317,960

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          1,010,314   $            317,960
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          1,010,314   $            317,960
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $          1,010,314   $            317,960
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $            958,532   $            271,505
Underlying Fund shares held ..................................                 59,535                  8,317

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................                829,322                289,664
 Net asset value per unit, December 31, 2005 .................   $           1.218241   $           1.097684

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

December 31, 2005

                                                                     OPPENHEIMER            OPPENHEIMER
                                                                        GLOBAL                  HIGH
                                                                      SECURITIES               INCOME
                                                                       SERVICE                SERVICE
                                                                        SHARES                 SHARES
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          1,803,644   $            937,965
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              1,803,644                937,965

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          1,803,644   $            937,965
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          1,803,644   $            937,946
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                     19
                                                                 --------------------   --------------------
                                                                 $          1,803,644   $            937,965
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          1,244,747   $            923,586
Underlying Fund shares held ..................................                 54,392                111,796

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              1,264,043                754,421
 Net asset value per unit, December 31, 2005 .................   $           1.426885   $           1.243266

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                     15
 Net asset value per unit, December 31, 2005 .................   $                  -   $           1.234056

                                                                                               PIONEER
                                                                     OPPENHEIMER              EMERGING
                                                                     MAIN STREET              MARKETS
                                                                       SERVICE                  VCT
                                                                        SHARES                CLASS II
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $            534,688   $          1,348,340
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................                534,688              1,348,340

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $            534,688   $          1,348,340
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $            534,688   $          1,348,340
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $            534,688   $          1,348,340
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $            424,388   $            922,822
Underlying Fund shares held ..................................                 24,720                 48,432

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................                475,797                812,403
 Net asset value per unit, December 31, 2005 .................   $           1.123774   $           1.659694

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

December 31, 2005

                                                                       PIONEER                SCUDDER
                                                                     REAL ESTATE             TECHNOLOGY
                                                                        SHARES                 GROWTH
                                                                         VCT                 SERIES II
                                                                       CLASS II               CLASS A
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          2,163,997   $          1,099,288
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              2,163,997              1,099,288

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          2,163,997   $          1,099,288
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          2,163,997   $          1,099,288
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $          2,163,997   $          1,099,288
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          1,530,755   $          1,227,495
Underlying Fund shares held ..................................                 82,944                118,203

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              1,005,318              2,411,121
 Net asset value per unit, December 31, 2005 .................   $           2.152550   $           0.455924

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

                                                                         SVS
                                                                        DREMAN
                                                                      FINANCIAL               T. ROWE
                                                                       SERVICES                PRICE
                                                                      SERIES II            INTERNATIONAL
                                                                       CLASS A                 STOCK
                                                                 --------------------   --------------------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $          1,433,128   $          3,030,842
Receivable from First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Total  assets ..............................................              1,433,128              3,030,842

LIABILITIES:
Payable to First Allmerica Financial Life Insurance
 Company (Sponsor) ...........................................                      -                      -
                                                                 --------------------   --------------------
  Net assets .................................................   $          1,433,128   $          3,030,842
                                                                 ====================   ====================

NET ASSET DISTRIBUTION BY CATEGORY:
 Allmerica Advantage & ExecAnnuity Plus ......................   $          1,433,128   $          3,030,842
 Allmerica Premier Choice ....................................                      -                      -
 Allmerica Premier Choice with Optional Rider ................                      -                      -
                                                                 --------------------   --------------------
                                                                 $          1,433,128   $          3,030,842
                                                                 ====================   ====================

Investments in shares of the Underlying Funds, at cost .......   $          1,187,858   $          2,086,637
Underlying Fund shares held ..................................                107,511                197,965

Units outstanding and net asset value per unit:

Allmerica Advantage & ExecAnnuity Plus:
 Units outstanding, December 31, 2005 ........................              1,015,275              2,004,823
 Net asset value per unit, December 31, 2005 .................   $           1.411567   $           1.511775

Allmerica Premier Choice:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

Allmerica Premier Choice with Optional Rider:
 Units outstanding, December 31, 2005 ........................                      -                      -
 Net asset value per unit, December 31, 2005 .................   $                  -   $                  -

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2005

                                                                          AIT                AIT                AIT
                                                                         CORE              EQUITY           GOVERNMENT
                                                                        EQUITY              INDEX              BOND
                                                                        SERVICE            SERVICE            SERVICE
                                                                       SHARES(a)          SHARES(a)          SHARES(a)
                                                                    ---------------    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $        61,637    $       257,485    $       198,495
                                                                    ---------------    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................           102,589            239,179             73,354
 Administrative expense fees ....................................            16,414             38,269             11,737
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................           119,003            277,448             85,091
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice:
 Mortality and expense risk fees ................................                 -              1,603                 82
 Administrative expense fees ....................................                 -                247                 13
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -              1,850                 95
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -                  6
 Administrative expense fees ....................................                 -                  -                  2
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  -                  8
                                                                    ---------------    ---------------    ---------------

       Total expenses ...........................................           119,003            279,298             85,194
                                                                    ---------------    ---------------    ---------------
  Net investment income (loss) ..................................           (57,366)           (21,813)           113,301
                                                                    ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............                 -                  -                  -
 Net realized gain (loss) from sales of investments .............        (1,324,957)            41,100            (55,630)
                                                                    ---------------    ---------------    ---------------
  Net realized gain (loss) ......................................        (1,324,957)            41,100            (55,630)
 Change in unrealized gain (loss) ...............................         1,653,035            395,259            (53,899)
                                                                    ---------------    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................           328,078            436,359           (109,529)
                                                                    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $       270,712    $       414,546    $         3,772
                                                                    ===============    ===============    ===============

                                                                                             AIT
                                                                          AIT              SELECT
                                                                         MONEY             CAPITAL
                                                                        MARKET          APPRECIATION
                                                                        SERVICE            SERVICE
                                                                       SHARES(a)          SHARES(a)
                                                                    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $       165,274    $             -
                                                                    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................            80,577            109,064
 Administrative expense fees ....................................            12,892             17,450
                                                                    ---------------    ---------------
  Total expenses ................................................            93,469            126,514
                                                                    ---------------    ---------------

Allmerica Premier Choice:
 Mortality and expense risk fees ................................               147                 44
 Administrative expense fees ....................................                23                  7
                                                                    ---------------    ---------------
  Total expenses ................................................               170                 51
                                                                    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -
 Administrative expense fees ....................................                 -                  -
                                                                    ---------------    ---------------
  Total expenses ................................................                 -                  -
                                                                    ---------------    ---------------
       Total expenses ...........................................            93,639            126,565
                                                                    ---------------    ---------------
  Net investment income (loss) ..................................            71,635           (126,565)
                                                                    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............             1,854          2,041,736
 Net realized gain (loss) from sales of investments .............                 -            588,631
                                                                    ---------------    ---------------
  Net realized gain (loss) ......................................             1,854          2,630,367
 Change in unrealized gain (loss) ...............................                 -         (1,498,918)
                                                                    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................             1,854          1,131,449
                                                                    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $        73,489    $     1,004,884
                                                                    ===============    ===============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

For the Year Ended December 31, 2005

                                                                                                                AIT
                                                                                             AIT               SELECT
                                                                          AIT              SELECT           INVESTMENT
                                                                        SELECT          INTERNATIONAL          GRADE
                                                                        GROWTH             EQUITY             INCOME
                                                                        SERVICE            SERVICE            SERVICE
                                                                       SHARES(a)          SHARES(a)          SHARES(a)
                                                                    ---------------    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $        34,774    $       101,838    $       303,651
                                                                    ---------------    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................           184,504             91,662             82,292
 Administrative expense fees ....................................            29,520             14,665             13,167
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................           214,024            106,327             95,459
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice:
 Mortality and expense risk fees ...............................                  -                  -                213
 Administrative expense fees ...................................                  -                  -                 33
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  -                246
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -                  -
 Administrative expense fees ....................................                 -                  1                  1
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  1                  1
                                                                    ---------------    ---------------    ---------------

       Total expenses ...........................................           214,024            106,328             95,706
                                                                    ---------------    ---------------    ---------------
  Net investment income (loss) ..................................          (179,250)            (4,490)           207,945
                                                                    ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............                 -                  -                  -
                                                                    ---------------    ---------------    ---------------
 Net realized gain (loss) from sales of investments .............          (460,256)           375,944            (58,857)
                                                                    ---------------    ---------------    ---------------
  Net realized gain (loss) ......................................          (460,256)           375,944            (58,857)
 Change in unrealized gain (loss) ...............................         1,325,164            331,116           (125,398)
                                                                    ---------------    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................           864,908            707,060           (184,255)
                                                                    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $       685,658    $       702,570    $        23,690
                                                                    ===============    ===============    ===============

                                                                          AIT
                                                                        SELECT
                                                                         VALUE            AIM V.I.
                                                                      OPPORTUNITY        AGGRESSIVE
                                                                        SERVICE            GROWTH
                                                                       SHARES(a)          SERIES I
                                                                    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $           120    $             -
                                                                    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................           154,145             13,053
 Administrative expense fees ....................................            24,664              2,089
                                                                    ---------------    ---------------
  Total expenses ................................................           178,809             15,142
                                                                    ---------------    ---------------

Allmerica Premier Choice:
 Mortality and expense risk fees ................................               680                  -
 Administrative expense fees ....................................               105                  -
                                                                    ---------------    ---------------
  Total expenses ................................................               785                  -
                                                                    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -
 Administrative expense fees ....................................                 -                  -
                                                                    ---------------    ---------------
  Total expenses ................................................                 -                  -
                                                                    ---------------    ---------------

       Total expenses ...........................................           179,594             15,142
                                                                    ---------------    ---------------
  Net investment income (loss) ..................................          (179,474)           (15,142)
                                                                    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............         2,732,969                  -
                                                                    ---------------    ---------------
 Net realized gain (loss) from sales of investments .............           727,781            (70,399)
                                                                    ---------------    ---------------
  Net realized gain (loss) ......................................         3,460,750            (70,399)
 Change in unrealized gain (loss) ...............................        (2,729,837)           113,533
                                                                    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................           730,913             43,134
                                                                    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $       551,439    $        27,992
                                                                    ===============    ===============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

For the Year Ended December 31, 2005

                                                                        AIM V.I.                             AIM V.I.
                                                                         BASIC             AIM V.I.          CAPITAL
                                                                         VALUE            BLUE CHIP         DEVELOPMENT
                                                                       SERIES II           SERIES I          SERIES II
                                                                    ---------------    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $             -    $         1,279    $             -
                                                                    ---------------    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................            18,469              2,987              1,047
 Administrative expense fees ....................................             2,956                478                167
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................            21,425              3,465              1,214
                                                                    ---------------    ---------------    ---------------
Allmerica Premier Choice:
 Mortality and expense risk fees ................................                 -                  -                  -
 Administrative expense fees ....................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -                  -
 Administrative expense fees ....................................                 -                  1                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  1                  -
                                                                    ---------------    ---------------    ---------------

       Total expenses ...........................................            21,425              3,466              1,214
                                                                    ---------------    ---------------    ---------------
  Net investment income (loss) ..................................           (21,425)            (2,187)            (1,214)
                                                                    ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............            16,361                  -                  -
 Net realized gain (loss) from sales of investments .............           124,881             15,104              1,324
                                                                    ---------------    ---------------    ---------------
  Net realized gain (loss) ......................................           141,242             15,104              1,324
 Change in unrealized gain (loss) ...............................           (56,681)            (9,961)             6,260
                                                                    ---------------    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................            84,561              5,143              7,584
                                                                    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $        63,136    $         2,956    $         6,370
                                                                    ===============    ===============    ===============

                                                                       AIM V.I.            AIM V.I.
                                                                        GLOBAL             PREMIER
                                                                      HEALTH CARE          EQUITY
                                                                     SERIES I (b)         SERIES I
                                                                    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $             -    $        11,117
                                                                    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................            28,681             17,691
 Administrative expense fees ....................................             4,589              2,831
                                                                    ---------------    ---------------
  Total expenses ................................................            33,270             20,522
                                                                    ---------------    ---------------
Allmerica Premier Choice:
 Mortality and expense risk fees ................................               504                 33
 Administrative expense fees ....................................                78                  5
                                                                    ---------------    ---------------
  Total expenses ................................................               582                 38
                                                                    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -
 Administrative expense fees ....................................                 -                  -
                                                                    ---------------    ---------------
  Total expenses ................................................                 -                  -
                                                                    ---------------    ---------------

       Total expenses ...........................................            33,852             20,560
                                                                    ---------------    ---------------
  Net investment income (loss) ..................................           (33,852)            (9,443)
                                                                    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............                 -                  -
 Net realized gain (loss) from sales of investments .............            40,207            (88,046)
                                                                    ---------------    ---------------
  Net realized gain (loss) ......................................            40,207            (88,046)
 Change in unrealized gain (loss) ...............................           123,875            147,181
                                                                    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................           164,082             59,135
                                                                    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $       130,230    $        49,692
                                                                    ===============    ===============

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

For the Year Ended December 31, 2005

                                                                       ALLIANCE-          ALLIANCE-          ALLIANCE-
                                                                       BERNSTEIN          BERNSTEIN          BERNSTEIN
                                                                        GROWTH            LARGE CAP        SMALL/MID-CAP
                                                                      AND INCOME           GROWTH              VALUE
                                                                        CLASS B          CLASS B (b)        CLASS B (b)
                                                                    ---------------    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $        74,216    $             -    $        10,271
                                                                    ---------------    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................            72,492             25,369             22,496
 Administrative expense fees ....................................            11,598              4,059              3,599
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................            84,090             29,428             26,095
                                                                    ---------------    ---------------    ---------------
Allmerica Premier Choice:
 Mortality and expense risk fees ................................               538                  -                  -
 Administrative expense fees ....................................                83                  -                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................               621                  -                  -
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -                  -
 Administrative expense fees ....................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------

       Total expenses ...........................................            84,711             29,428             26,095
                                                                    ---------------    ---------------    ---------------
  Net investment income (loss) ..................................           (10,495)           (29,428)           (15,824)
                                                                    ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............                 -                  -             79,859
 Net realized gain (loss) from sales of investments .............           184,158            (52,812)           141,250
                                                                    ---------------    ---------------    ---------------
  Net realized gain (loss) ......................................           184,158            (52,812)           221,109
 Change in unrealized gain (loss) ...............................           (22,126)           346,993           (123,759)
                                                                    ---------------    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................           162,032            294,181             97,350
                                                                    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $       151,537    $       264,753    $        81,526
                                                                    ===============    ===============    ===============

                                                                                          DELAWARE
                                                                                             VIP
                                                                       ALLIANCE-           GROWTH
                                                                       BERNSTEIN        OPPORTUNITIES
                                                                         VALUE             SERVICE
                                                                        CLASS B             CLASS
                                                                    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $        13,676    $             -
                                                                    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................            13,550              5,766
 Administrative expense fees ....................................             2,167                923
                                                                    ---------------    ---------------
  Total expenses ................................................            15,717              6,689
                                                                    ---------------    ---------------
Allmerica Premier Choice:
 Mortality and expense risk fees ................................               107                  -
 Administrative expense fees ....................................                16                  -
                                                                    ---------------    ---------------
  Total expenses ................................................               123                  -
                                                                    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -
 Administrative expense fees ....................................                 -                  -
                                                                    ---------------    ---------------
  Total expenses ................................................                 -                  -
                                                                    ---------------    ---------------

       Total expenses ...........................................            15,840              6,689
                                                                    ---------------    ---------------
  Net investment income (loss) ..................................            (2,164)            (6,689)
                                                                    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............            19,230                  -
 Net realized gain (loss) from sales of investments .............           114,945            (28,050)
                                                                    ---------------    ---------------
  Net realized gain (loss) ......................................           134,175            (28,050)
 Change in unrealized gain (loss) ...............................           (98,154)            66,960
                                                                    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................            36,021             38,910
                                                                    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $        33,857    $        32,221
                                                                    ===============    ===============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

For the Year Ended December 31, 2005

                                                                       DELAWARE             EATON
                                                                          VIP             VANCE VT           FIDELITY
                                                                     INTERNATIONAL        FLOATING-             VIP
                                                                         VALUE              RATE               ASSET
                                                                        EQUITY             INCOME             MANAGER
                                                                    ---------------    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $        75,541    $        30,197    $       115,207
                                                                    ---------------    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................            58,983              9,514             49,740
 Administrative expense fees ....................................             9,437              1,522              7,959
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................            68,420             11,036             57,699
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice:
 Mortality and expense risk fees ................................                 -                 17                  -
 Administrative expense fees ....................................                 -                  2                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                 19                  -
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -                  -
 Administrative expense fees ....................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------

       Total expenses ...........................................            68,420             11,055             57,699
                                                                    ---------------    ---------------    ---------------
  Net investment income (loss) ..................................             7,121             19,142             57,508
                                                                    ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............            55,293                  -              1,477
 Net realized gain (loss) from sales of investments .............           439,589                754            (62,650)
                                                                    ---------------    ---------------    ---------------
  Net realized gain (loss) ......................................           494,882                754            (61,173)
 Change in unrealized gain (loss) ...............................           (13,144)            (2,154)            83,534
                                                                    ---------------    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................           481,738             (1,400)            22,361
                                                                    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $       488,859    $        17,742    $        79,869
                                                                    ===============    ===============    ===============

                                                                       FIDELITY
                                                                          VIP             FIDELITY
                                                                      CONTRAFUND             VIP
                                                                        SERVICE            EQUITY-
                                                                        CLASS 2            INCOME
                                                                    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $         3,788    $       328,124
                                                                    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................            39,892            235,723
 Administrative expense fees ....................................             6,383             37,716
                                                                    ---------------    ---------------
  Total expenses ................................................            46,275            273,439
                                                                    ---------------    ---------------

Allmerica Premier Choice:
 Mortality and expense risk fees ................................               644                177
 Administrative expense fees ....................................                99                 27
                                                                    ---------------    ---------------
  Total expenses ................................................               743                204
                                                                    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -
 Administrative expense fees ....................................                 -                  -
                                                                    ---------------    ---------------
  Total expenses ................................................                 -                  -
                                                                    ---------------    ---------------

       Total expenses ...........................................            47,018            273,643
                                                                    ---------------    ---------------
  Net investment income (loss) ..................................           (43,230)            54,481
                                                                    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............               541            721,063
 Net realized gain (loss) from sales of investments .............           199,387            570,661
                                                                    ---------------    ---------------
  Net realized gain (loss) ......................................           199,928          1,291,724
 Change in unrealized gain (loss) ...............................           312,630           (650,515)
                                                                    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................           512,558            641,209
                                                                    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $       469,328    $       695,690
                                                                    ===============    ===============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

For the Year Ended December 31, 2005

                                                                                          FIDELITY
                                                                                             VIP
                                                                                           GROWTH            FIDELITY
                                                                       FIDELITY         OPPORTUNITIES           VIP
                                                                          VIP              SERVICE             HIGH
                                                                        GROWTH             CLASS 2            INCOME
                                                                    ---------------    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $       104,231    $         1,411    $       888,927
                                                                    ---------------    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................           237,189              2,263             71,844
 Administrative expense fees ....................................            37,950                362             11,495
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................           275,139              2,625             83,339
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice:
 Mortality and expense risk fees ................................                34                  -                 17
 Administrative expense fees ....................................                 5                  -                  3
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                39                  -                 20
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -                  -
 Administrative expense fees ....................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------

       Total expenses ...........................................           275,178              2,625             83,359
                                                                    ---------------    ---------------    ---------------
  Net investment income (loss) ..................................          (170,947)            (1,214)           805,568
                                                                    ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............                 -                  -                  -
 Net realized gain (loss) from sales of investments .............        (1,241,373)             3,548             23,697
                                                                    ---------------    ---------------    ---------------
  Net realized gain (loss) ......................................        (1,241,373)             3,548             23,697
 Change in unrealized gain (loss) ...............................         2,032,169              7,934           (775,093)
                                                                    ---------------    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................           790,796             11,482           (751,396)
                                                                    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $       619,849    $        10,268    $        54,172
                                                                    ===============    ===============    ===============

                                                                       FIDELITY
                                                                          VIP
                                                                        MID CAP          FIDELITY
                                                                        SERVICE             VIP
                                                                        CLASS 2          OVERSEAS
                                                                    ---------------   ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $             -    $        27,529
                                                                    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................            25,373             45,306
 Administrative expense fees ....................................             4,060              7,249
                                                                    ---------------    ---------------
  Total expenses ................................................            29,433             52,555
                                                                    ---------------    ---------------

Allmerica Premier Choice:
 Mortality and expense risk fees ................................                 -                  -
 Administrative expense fees ....................................                 -                  -
                                                                    ---------------    ---------------
  Total expenses ................................................                 -                  -
                                                                    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -
 Administrative expense fees ....................................                 -                  -
                                                                    ---------------    ---------------
  Total expenses ................................................                 -                  -
                                                                    ---------------    ---------------

       Total expenses ...........................................            29,433             52,555
                                                                    ---------------    ---------------
  Net investment income (loss) ..................................           (29,433)           (25,026)
                                                                    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............            31,483             21,544
 Net realized gain (loss) from sales of investments .............           252,066            220,413
                                                                    ---------------    ---------------
  Net realized gain (loss) ......................................           283,549            241,957
 Change in unrealized gain (loss) ...............................            45,579            317,221
                                                                    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................           329,128            559,178
                                                                    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $       299,695    $       534,152
                                                                    ===============    ===============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

For the Year Ended December 31, 2005

                                                                                                              FT VIP
                                                                       FIDELITY            FT VIP            FRANKLIN
                                                                          VIP             FRANKLIN             LARGE
                                                                         VALUE             GROWTH               CAP
                                                                      STRATEGIES         AND INCOME           GROWTH
                                                                        SERVICE          SECURITIES         SECURITIES
                                                                        CLASS 2            CLASS 2            CLASS 2
                                                                    ---------------    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $             -    $        23,206    $         1,523
                                                                    ---------------    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................            12,543             10,929              3,095
 Administrative expense fees ....................................             2,007              1,749                496
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................            14,550             12,678              3,591
                                                                    ---------------    ---------------    ---------------
Allmerica Premier Choice:
 Mortality and expense risk fees ................................                 -                  -                  -
 Administrative expense fees ....................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -                  -
 Administrative expense fees ....................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------

       Total expenses ...........................................            14,550             12,678              3,591
                                                                    ---------------    ---------------    ---------------
  Net investment income (loss) ..................................           (14,550)            10,528             (2,068)
                                                                    ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............            36,919              7,797                  -
 Net realized gain (loss) from sales of investments .............            71,004             42,621              3,565
                                                                    ---------------    ---------------    ---------------
  Net realized gain (loss) ......................................           107,923             50,418              3,565
 Change in unrealized gain (loss) ...............................           (94,712)           (44,489)            (1,507)
                                                                    ---------------    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................            13,211              5,929              2,058
                                                                    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $        (1,339)   $        16,457    $           (10)
                                                                    ===============    ===============    ===============

                                                                        FT VIP
                                                                       FRANKLIN
                                                                        SMALL-             FT VIP
                                                                        MID CAP            MUTUAL
                                                                        GROWTH             SHARES
                                                                      SECURITIES         SECURITIES
                                                                      CLASS 2 (b)          CLASS 2
                                                                    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $             -    $        18,252
                                                                    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................            24,364             23,394
 Administrative expense fees ....................................             3,899              3,743
                                                                    ---------------    ---------------
  Total expenses ................................................            28,263             27,137
                                                                    ---------------    ---------------
Allmerica Premier Choice:
 Mortality and expense risk fees ................................                39                  -
 Administrative expense fees ....................................                 6                  -
                                                                    ---------------    ---------------
  Total expenses ................................................                45                  -
                                                                    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -
 Administrative expense fees ....................................                 -                  -
                                                                    ---------------    ---------------
  Total expenses ................................................                 -                  -
                                                                    ---------------    ---------------

       Total expenses ...........................................            28,308             27,137
                                                                    ---------------    ---------------
  Net investment income (loss) ..................................           (28,308)            (8,885)
                                                                    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............                 -              6,837
 Net realized gain (loss) from sales of investments .............            27,075             48,630
                                                                    ---------------    ---------------
  Net realized gain (loss) ......................................            27,075             55,467
 Change in unrealized gain (loss) ...............................            55,944            136,209
                                                                    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................            83,019            191,676
                                                                    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $        54,711    $       182,791
                                                                    ===============    ===============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

For the Year Ended December 31, 2005

                                                                                           JANUS             JANUS
                                                                        FT VIP             ASPEN             ASPEN
                                                                       TEMPLETON        GROWTH AND         LARGE CAP
                                                                        FOREIGN           INCOME            GROWTH
                                                                      SECURITIES          SERVICE           SERVICE
                                                                        CLASS 2           SHARES          SHARES (b)
                                                                    ---------------   ---------------   ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $        10,994   $         6,289   $         1,542
                                                                    ---------------   ---------------   ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................            11,248            22,171            15,997
 Administrative expense fees ....................................             1,799             3,547             2,560
                                                                    ---------------   ---------------   ---------------
  Total expenses ................................................            13,047            25,718            18,557
                                                                    ---------------   ---------------   ---------------

Allmerica Premier Choice:
 Mortality and expense risk fees ................................                 -                 -                 -
 Administrative expense fees ....................................                 -                 -                 -
                                                                    ---------------   ---------------   ---------------
  Total expenses ................................................                 -                 -                 -
                                                                    ---------------   ---------------   ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                 -                 -
 Administrative expense fees ....................................                 -                 -                 -
                                                                    ---------------   ---------------   ---------------
  Total expenses ................................................                 -                 -                 -
                                                                    ---------------   ---------------   ---------------

       Total expenses ...........................................            13,047            25,718            18,557
                                                                    ---------------   ---------------   ---------------
  Net investment income (loss) ..................................            (2,053)          (19,429)          (17,015)
                                                                    ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............                 -                 -                 -
 Net realized gain (loss) from sales of investments .............            21,575            (8,249)         (106,250)
                                                                    ---------------   ---------------   ---------------
  Net realized gain (loss) ......................................            21,575            (8,249)         (106,250)
 Change in unrealized gain (loss) ...............................            63,333           192,814           143,115
                                                                    ---------------   ---------------   ---------------
  Net realized and unrealized gain (loss) .......................            84,908           184,565            36,865
                                                                    ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from operations .........   $        82,855   $       165,136   $        19,850
                                                                    ===============   ===============   ===============

                                                                          MFS               MFS               MFS
                                                                        MID CAP             NEW              TOTAL
                                                                        GROWTH           DISCOVERY          RETURN
                                                                        SERVICE           SERVICE           SERVICE
                                                                         CLASS             CLASS             CLASS
                                                                    ---------------   ---------------   ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $             -   $             -   $        25,847
                                                                    ---------------   ---------------   ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................             2,668             3,796            17,635
 Administrative expense fees ....................................               427               607             2,822
                                                                    ---------------   ---------------   ---------------
  Total expenses ................................................             3,095             4,403            20,457
                                                                    ---------------   ---------------   ---------------

Allmerica Premier Choice:
 Mortality and expense risk fees ................................                 -                 -                 -
 Administrative expense fees ....................................                 -                 -                 -
                                                                    ---------------   ---------------   ---------------
  Total expenses ................................................                 -                 -                 -
                                                                    ---------------   ---------------   ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                 -                 -
 Administrative expense fees ....................................                 -                 -                 -
                                                                    ---------------   ---------------   ---------------
  Total expenses ................................................                 -                 -                 -
                                                                    ---------------   ---------------   ---------------

       Total expenses ...........................................             3,095             4,403            20,457
                                                                    ---------------   ---------------   ---------------
  Net investment income (loss) ..................................            (3,095)           (4,403)            5,390
                                                                    ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............                 -                 -            55,582
 Net realized gain (loss) from sales of investments .............            27,666             7,477            46,279
                                                                    ---------------   ---------------   ---------------
  Net realized gain (loss) ......................................            27,666             7,477           101,861
 Change in unrealized gain (loss) ...............................           (33,685)           10,233           (91,583)
                                                                    ---------------   ---------------   ---------------
  Net realized and unrealized gain (loss) .......................            (6,019)           17,710            10,278
                                                                    ---------------   ---------------   ---------------
  Net increase (decrease) in net assets from operations .........   $        (9,114)  $        13,307   $        15,668
                                                                    ===============   ===============   ===============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

For the Year Ended December 31, 2005

                                                                                                            OPPENHEIMER
                                                                          MFS            OPPENHEIMER          CAPITAL
                                                                       UTILITIES          BALANCED         APPRECIATION
                                                                        SERVICE            SERVICE            SERVICE
                                                                         CLASS             SHARES             SHARES
                                                                    ---------------    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $         1,783    $        14,263    $         2,417
                                                                    ---------------    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................             5,477             11,975              3,895
 Administrative expense fees ....................................               876              1,915                623
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................             6,353             13,890              4,518
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice:
 Mortality and expense risk fees ................................                 1                  -                  -
 Administrative expense fees ....................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 1                  -                  -
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -                  -
 Administrative expense fees ....................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------
       Total expenses ...........................................             6,354             13,890              4,518
                                                                    ---------------    ---------------    ---------------
  Net investment income (loss) ..................................            (4,571)               373             (2,101)
                                                                    ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............                 -             32,148                  -
 Net realized gain (loss) from sales of investments .............            28,618             10,420              7,065
                                                                    ---------------    ---------------    ---------------
  Net realized gain (loss) ......................................            28,618             42,568              7,065
 Change in unrealized gain (loss) ...............................            36,190            (18,835)             4,748
                                                                    ---------------    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................            64,808             23,733             11,813
                                                                    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $        60,237    $        24,106    $         9,712
                                                                    ===============    ===============    ===============

                                                                      OPPENHEIMER        OPPENHEIMER
                                                                        GLOBAL              HIGH
                                                                      SECURITIES           INCOME
                                                                        SERVICE            SERVICE
                                                                        SHARES             SHARES
                                                                    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $        14,841    $        52,132
                                                                    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................            21,224             11,538
 Administrative expense fees ....................................             3,396              1,846
                                                                    ---------------    ---------------
  Total expenses ................................................            24,620             13,384
                                                                    ---------------    ---------------

Allmerica Premier Choice:
 Mortality and expense risk fees ................................                 -                  -
 Administrative expense fees ....................................                 -                  -
                                                                    ---------------    ---------------
  Total expenses ................................................                 -                  -
                                                                    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -
 Administrative expense fees ....................................                 -                  -
                                                                    ---------------    ---------------
  Total expenses ................................................                 -                  -
                                                                    ---------------    ---------------
       Total expenses ...........................................            24,620             13,384
                                                                    ---------------    ---------------
  Net investment income (loss) ..................................            (9,779)            38,748
                                                                    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............                 -                  -
 Net realized gain (loss) from sales of investments .............            94,531              2,397
                                                                    ---------------    ---------------
  Net realized gain (loss) ......................................            94,531              2,397
 Change in unrealized gain (loss) ...............................           116,324            (37,021)
                                                                    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................           210,855            (34,624)
                                                                    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $       201,076    $         4,124
                                                                    ===============    ===============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

For the Year Ended December 31, 2005

                                                                                           PIONEER            PIONEER
                                                                      OPPENHEIMER         EMERGING          REAL ESTATE
                                                                      MAIN STREET          MARKETS            SHARES
                                                                        SERVICE              VCT                VCT
                                                                        SHARES            CLASS II           CLASS II
                                                                    ---------------    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $         8,203    $         5,612    $        65,641
                                                                    ---------------    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................             8,118             15,487             27,868
 Administrative expense fees ....................................             1,299              2,478              4,459
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................             9,417             17,965             32,327
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice:
 Mortality and expense risk fees ................................                 -                  1                  -
 Administrative expense fees ....................................                 -                  1                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  2                  -
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -                  -
 Administrative expense fees ....................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------

       Total expenses ...........................................             9,417             17,967             32,327
                                                                    ---------------    ---------------    ---------------
  Net investment income (loss) ..................................            (1,214)           (12,355)            33,314
                                                                    ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............                 -                  -             76,859
 Net realized gain (loss) from sales of investments .............            44,148            277,625            314,171
                                                                    ---------------    ---------------    ---------------
  Net realized gain (loss) ......................................            44,148            277,625            391,030
 Change in unrealized gain (loss) ...............................           (18,456)           104,173           (186,161)
                                                                    ---------------    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................            25,692            381,798            204,869
                                                                    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $        24,478    $       369,443    $       238,183
                                                                    ===============    ===============    ===============

                                                                                             SVS
                                                                        SCUDDER            DREMAN
                                                                      TECHNOLOGY          FINANCIAL           T. ROWE
                                                                        GROWTH            SERVICES             PRICE
                                                                       SERIES II          SERIES II        INTERNATIONAL
                                                                        CLASS A            CLASS A             STOCK
                                                                    ---------------    ---------------    ---------------
INVESTMENT INCOME:
 Dividends ......................................................   $         4,983    $        31,617    $        45,466
                                                                    ---------------    ---------------    ---------------

EXPENSES:
Allmerica Advantage & ExecAnnuity Plus:
 Mortality and expense risk fees ................................            13,134             19,631             41,039
 Administrative expense fees ....................................             2,102              3,141              6,567
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................            15,236             22,772             47,606
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice:
 Mortality and expense risk fees ................................                 -                  -                  -
 Administrative expense fees ....................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------

Allmerica Premier Choice with Optional Rider:
 Mortality and expense risk fees ................................                 -                  -                  -
 Administrative expense fees ....................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------
  Total expenses ................................................                 -                  -                  -
                                                                    ---------------    ---------------    ---------------

       Total expenses ...........................................            15,236             22,772             47,606
                                                                    ---------------    ---------------    ---------------
  Net investment income (loss) ..................................           (10,253)             8,845             (2,140)
                                                                    ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain distributions from portfolio sponsor .............                 -                  -              9,884
 Net realized gain (loss) from sales of investments .............           (47,282)            76,999            325,823
                                                                    ---------------    ---------------    ---------------
  Net realized gain (loss) ......................................           (47,282)            76,999            335,707
 Change in unrealized gain (loss) ...............................            74,815           (129,871)            77,414
                                                                    ---------------    ---------------    ---------------
  Net realized and unrealized gain (loss) .......................            27,533            (52,872)           413,121
                                                                    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets from operations .........   $        17,280    $       (44,027)   $       410,981
                                                                    ===============    ===============    ===============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    AIT                           AIT
                                                                                    CORE                        EQUITY
                                                                                   EQUITY                        INDEX
                                                                             SERVICE SHARES(a)             SERVICE SHARES(a)
                                                                                 YEAR ENDED                   YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $    (57,366)  $    (50,048)  $    (21,813)  $     14,603
  Net realized gain (loss) ...........................................    (1,324,957)    (2,125,218)        41,100       (429,414)
  Change in unrealized gain (loss) ...................................     1,653,035      3,015,819        395,259      2,367,628
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............       270,712        840,553        414,546      1,952,817
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        68,951        152,548        197,295        306,409
  Withdrawals ........................................................    (2,586,402)    (3,418,980)    (4,359,721)    (7,467,024)
  Contract benefits ..................................................       (60,343)      (150,779)      (180,708)      (212,466)
  Contract charges ...................................................        (5,258)        (6,351)       (10,254)       (12,155)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................      (415,746)      (556,883)    (1,671,570)       (79,782)
  Other transfers from (to) the General Account ......................       (54,192)       (86,166)      (111,643)      (164,645)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...    (3,052,990)    (4,066,611)    (6,136,601)    (7,629,663)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................    (2,782,278)    (3,226,058)    (5,722,055)    (5,676,846)

NET ASSETS:
 Beginning of year ...................................................     9,978,541     13,204,599     22,823,659     28,500,505
                                                                        ------------   ------------   ------------   ------------
 End of year .........................................................  $  7,196,263   $  9,978,541   $ 17,101,604   $ 22,823,659
                                                                        ============   ============   ============   ============

                                                                                    AIT
                                                                                 GOVERNMENT
                                                                                    BOND
                                                                             SERVICE SHARES(a)
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $    113,301   $    186,245
  Net realized gain (loss) ...........................................       (55,630)        (6,823)
  Change in unrealized gain (loss) ...................................       (53,899)      (134,075)
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............         3,772         45,347
                                                                        ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        43,137         76,741
  Withdrawals ........................................................    (1,621,031)    (3,371,734)
  Contract benefits ..................................................      (246,970)      (413,242)
  Contract charges ...................................................        (2,111)        (2,591)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................      (141,443)      (673,434)
  Other transfers from (to) the General Account ......................       (11,712)      (199,964)
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...    (1,980,130)    (4,584,224)
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................    (1,976,358)    (4,538,877)

NET ASSETS:
 Beginning of year ...................................................     6,959,593     11,498,470
                                                                        ------------   ------------
 End of year .........................................................  $  4,983,235   $  6,959,593
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                                                  AIT
                                                                                                                 SELECT
                                                                                   AIT                          CAPITAL
                                                                               MONEY MARKET                   APPRECIATION
                                                                             SERVICE SHARES(a)             SERVICE SHARES(a)
                                                                                YEAR ENDED                     YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     71,635   $    (68,968)  $   (126,565)  $   (149,869)
  Net realized gain (loss) ...........................................         1,854              -      2,630,367      1,685,349
  Change in unrealized gain (loss) ...................................             -              -     (1,498,918)         8,458
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............        73,489        (68,968)     1,004,884      1,543,938
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................       110,610        316,617         50,630        119,186
  Withdrawals ........................................................    (3,489,516)    (3,892,797)    (2,166,159)    (3,601,700)
  Contract benefits ..................................................      (452,128)      (125,519)       (74,757)       (46,991)
  Contract charges ...................................................        (4,016)        (4,528)        (4,255)        (4,755)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................       282,610      1,808,896       (280,393)       147,360
  Other transfers from (to) the General Account ......................        11,340     (3,044,092)       (35,191)       (68,274)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...    (3,541,100)    (4,941,423)    (2,510,125)    (3,455,174)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................    (3,467,611)    (5,010,391)    (1,505,241)    (1,911,236)

NET ASSETS:
 Beginning of year ...................................................     8,803,761     13,814,152      9,812,340     11,723,576
                                                                        ------------   ------------   ------------   ------------
 End of year .........................................................  $  5,336,150   $  8,803,761   $  8,307,099   $  9,812,340
                                                                        ============   ============   ============   ============

                                                                                    AIT
                                                                                   SELECT
                                                                                   GROWTH
                                                                             SERVICE SHARES(a)
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $   (179,250)  $   (274,099)
  Net realized gain (loss) ...........................................      (460,256)    (1,038,050)
  Change in unrealized gain (loss) ...................................     1,325,164      2,260,411
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............       685,658        948,262
                                                                        ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................       163,151        329,939
  Withdrawals ........................................................    (3,223,247)    (5,155,006)
  Contract benefits ..................................................      (102,458)      (106,851)
  Contract charges ...................................................       (10,090)       (12,256)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................    (1,075,298)      (871,640)
  Other transfers from (to) the General Account ......................      (112,371)       (94,890)
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...    (4,360,313)    (5,910,704)
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................    (3,674,655)    (4,962,442)

NET ASSETS:
 Beginning of year ...................................................    17,338,655     22,301,097
                                                                        ------------   ------------
 End of year .........................................................  $ 13,664,000   $ 17,338,655
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                    AIT                           AIT
                                                                                  SELECT                   SELECT INVESTMENT
                                                                               INTERNATIONAL                     GRADE
                                                                                  EQUITY                         INCOME
                                                                             SERVICE SHARES(a)             SERVICE SHARES(a)
                                                                                YEAR ENDED                     YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     (4,490)  $    (22,452)  $    207,945   $    324,051
  Net realized gain (loss) ...........................................       375,944        150,099        (58,857)        85,528
  Change in unrealized gain (loss) ...................................       331,116        859,480       (125,398)      (212,683)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............       702,570        987,127         23,690        196,896
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        47,660         86,193         47,217         58,734
  Withdrawals ........................................................    (1,589,400)    (2,889,811)    (1,700,576)    (3,603,113)
  Contract benefits ..................................................      (140,705)       (90,230)       (37,423)      (418,472)
  Contract charges ...................................................        (3,483)        (4,040)        (2,233)        (2,687)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................      (256,848)      (197,795)       304,835         (4,789)
  Other transfers from (to) the General Account ......................      (213,030)        36,567         (8,192)      (228,080)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...    (2,155,806)    (3,059,116)    (1,396,372)    (4,198,407)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................    (1,453,236)    (2,071,989)    (1,372,682)    (4,001,511)

NET ASSETS:
 Beginning of year ...................................................     8,399,670     10,471,659      7,264,808     11,266,319
                                                                        ------------   ------------   ------------   ------------
 End of year .........................................................  $  6,946,434   $  8,399,670   $  5,892,126   $  7,264,808
                                                                        ============   ============   ============   ============

                                                                                    AIT
                                                                                   SELECT
                                                                                   VALUE
                                                                                OPPORTUNITY
                                                                             SERVICE SHARES(a)
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $   (179,474)  $   (200,513)
  Net realized gain (loss) ...........................................     3,460,750      1,895,178
  Change in unrealized gain (loss) ...................................    (2,729,837)       598,994
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............       551,439      2,293,659
                                                                        ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        91,338        143,968
  Withdrawals ........................................................    (2,573,860)    (4,034,423)
  Contract benefits ..................................................       (89,186)      (273,285)
  Contract charges ...................................................        (5,709)        (6,458)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................      (505,909)       (45,638)
  Other transfers from (to) the General Account ......................    (1,069,576)       884,865
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...    (4,152,902)    (3,330,971)
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................    (3,601,463)    (1,037,312)

NET ASSETS:
 Beginning of year ...................................................    14,857,658     15,894,970
                                                                        ------------   ------------
 End of year .........................................................  $ 11,256,195   $ 14,857,658
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                 AIM V.I.                       AIM V.I.
                                                                                AGGRESSIVE                       BASIC
                                                                              GROWTH SERIES I               VALUE SERIES II
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $    (15,142)  $    (19,560)  $    (21,425)  $    (25,209)
  Net realized gain (loss) ...........................................       (70,399)       (90,812)       141,242        223,449
  Change in unrealized gain (loss) ...................................       113,533        237,802        (56,681)       (66,047)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............        27,992        127,430         63,136        132,193
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        16,153         30,262          9,420         12,586
  Withdrawals ........................................................      (210,272)      (227,296)      (418,365)      (669,326)
  Contract benefits ..................................................             -        (17,061)        (9,956)             -
  Contract charges ...................................................          (448)          (562)          (354)          (387)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................      (181,666)       (75,037)       286,448       (152,616)
  Other transfers from (to) the General Account ......................       (21,683)        23,016         52,066         80,177
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...      (397,916)      (266,678)       (80,741)      (729,566)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................      (369,924)      (139,248)       (17,605)      (597,373)

NET ASSETS:
 Beginning of year ...................................................     1,311,104      1,450,352      1,439,135      2,036,508
                                                                        ------------   ------------   ------------   ------------
 End of year .........................................................  $    941,180   $  1,311,104   $  1,421,530   $  1,439,135
                                                                        ============   ============   ============   ============

                                                                                  AIM V.I.
                                                                                 BLUE CHIP
                                                                                 SERIES I
                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     (2,187)  $     (4,498)
  Net realized gain (loss) ...........................................        15,104         16,599
  Change in unrealized gain (loss) ...................................        (9,961)        (4,663)
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............         2,956          7,438
                                                                        ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................           722          7,701
  Withdrawals ........................................................      (100,160)      (126,771)
  Contract benefits ..................................................        (5,349)             -
  Contract charges ...................................................           (57)           (75)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................        23,059         (1,304)
  Other transfers from (to) the General Account ......................           104        (21,541)
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...       (81,681)      (141,990)
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................       (78,725)      (134,552)

NET ASSETS:
 Beginning of year ...................................................       290,460        425,012
                                                                        ------------   ------------
 End of year .........................................................  $    211,735   $    290,460
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                 AIM V.I.                      AIM V.I.
                                                                                 CAPITAL                        GLOBAL
                                                                               DEVELOPMENT                   HEALTH CARE
                                                                                SERIES II                    SERIES I (b)
                                                                                YEAR ENDED                    YEAR ENDED
                                                                               DECEMBER 31,                   DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     (1,214)  $       (902)  $    (33,852)  $    (40,833)
  Net realized gain (loss) ...........................................         1,324          2,587         40,207          1,672
  Change in unrealized gain (loss) ...................................         6,260          6,357        123,875        203,387
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............         6,370          8,042        130,230        164,226
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................         1,393          2,038         35,495         57,525
  Withdrawals ........................................................        (7,678)        (9,878)      (461,828)      (647,022)
  Contract benefits ..................................................             -              -        (93,871)       (17,974)
  Contract charges ...................................................            (9)            (4)          (823)          (967)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................        22,864            961        (67,921)       (57,590)
  Other transfers from (to) the General Account ......................             -          8,990        (53,930)       (45,266)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...        16,570          2,107       (642,878)      (711,294)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................        22,940         10,149       (512,648)      (547,068)

NET ASSETS:
 Beginning of year ...................................................        69,283         59,134      2,650,926      3,197,994
                                                                        ------------   ------------   ------------   ------------
 End of year .........................................................  $     92,223   $     69,283   $  2,138,278   $  2,650,926
                                                                        ============   ============   ============   ============

                                                                                 AIM V.I.
                                                                                 PREMIER
                                                                              EQUITY SERIES I
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                        ------------   ------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     (9,443)  $    (18,385)
  Net realized gain (loss) ...........................................       (88,046)      (141,206)
  Change in unrealized gain (loss) ...................................       147,181        220,041
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............        49,692         60,450
                                                                        ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        25,208         37,451
  Withdrawals ........................................................      (227,099)      (304,254)
  Contract benefits ..................................................       (11,038)       (19,332)
  Contract charges ...................................................          (642)          (779)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................      (122,106)      (140,129)
  Other transfers from (to) the General Account ......................         7,815         27,640
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...      (327,862)      (399,403)
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................      (278,170)      (338,953)

NET ASSETS:
 Beginning of year ...................................................     1,610,848      1,949,801
                                                                        ------------   ------------
 End of year .........................................................  $  1,332,678   $  1,610,848
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                 ALLIANCE-                    ALLIANCE-
                                                                                 BERNSTEIN                    BERNSTEIN
                                                                                  GROWTH                      LARGE CAP
                                                                            AND INCOME CLASS B            GROWTH CLASS B (b)
                                                                                YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $    (10,495)  $    (51,951)  $    (29,428)  $    (34,124)
  Net realized gain (loss) ...........................................       184,158         74,809        (52,812)      (265,586)
  Change in unrealized gain (loss) ...................................       (22,126)       594,850        346,993        424,713
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............       151,537        617,708        264,753        125,003
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        35,208         58,188         20,255         44,722
  Withdrawals ........................................................    (1,316,758)    (1,954,810)      (474,631)      (677,408)
  Contract benefits ..................................................       (83,110)       (31,053)           (76)       (19,022)
  Contract charges ...................................................        (1,669)        (2,003)          (653)          (787)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................       (46,945)      (129,028)       227,285       (136,722)
  Other transfers from (to) the General Account ......................      (200,649)       (25,910)        20,183        (35,910)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...    (1,613,923)    (2,084,616)      (207,637)      (825,127)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................    (1,462,386)    (1,466,908)        57,116       (700,124)

NET ASSETS:
 Beginning of year ...................................................     6,605,981      8,072,889      2,053,026      2,753,150
                                                                        ------------   ------------   ------------   ------------
 End of year .........................................................  $  5,143,595   $  6,605,981   $  2,110,142   $  2,053,026
                                                                        ============   ============   ============   ============

                                                                                 ALLIANCE-
                                                                                 BERNSTEIN
                                                                                SMALL/MID-CAP
                                                                                   VALUE
                                                                                 CLASS B (b)
                                                                                 YEAR ENDED
                                                                                 DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $    (15,824)  $    (25,762)
  Net realized gain (loss) ...........................................       221,109        200,954
  Change in unrealized gain (loss) ...................................      (123,759)       115,067
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............        81,526        290,259
                                                                        ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        20,159         33,127
  Withdrawals ........................................................      (510,131)      (609,615)
  Contract benefits ..................................................             -         (1,585)
  Contract charges ...................................................          (397)          (379)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................       305,035        180,036
  Other transfers from (to) the General Account ......................         5,608        (24,195)
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...      (179,726)      (422,611)
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................       (98,200)      (132,352)

NET ASSETS:
 Beginning of year ...................................................     1,841,007      1,973,359
                                                                        ------------   ------------
 End of year .........................................................  $  1,742,807   $  1,841,007
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                                                DELAWARE
                                                                                                                  VIP
                                                                                 ALLIANCE-                       GROWTH
                                                                                 BERNSTEIN                   OPPORTUNITIES
                                                                                   VALUE                        SERVICE
                                                                                  CLASS B                        CLASS
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     (2,164)  $     (7,031)  $     (6,689)  $     (9,407)
  Net realized gain (loss) ...........................................       134,175        100,944        (28,050)       (66,777)
  Change in unrealized gain (loss) ...................................       (98,154)        44,081         66,960        137,840
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............        33,857        137,994         32,221         61,656
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        11,332         16,752          5,080         21,266
  Withdrawals ........................................................      (415,192)      (488,768)      (156,550)      (186,951)
  Contract benefits ..................................................             -         (1,561)       (28,283)       (10,579)
  Contract charges ...................................................          (333)          (346)          (228)          (281)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................       131,166        159,981        (77,330)        12,738
  Other transfers from (to) the General Account ......................       (89,657)        (2,897)          (221)        (4,934)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...      (362,684)      (316,839)      (257,532)      (168,741)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................      (328,827)      (178,845)      (225,311)      (107,085)

NET ASSETS:
 Beginning of year ...................................................     1,207,682      1,386,527        608,594        715,679
                                                                        ------------   ------------   ------------   ------------
 End of year .........................................................  $    878,855   $  1,207,682   $    383,283   $    608,594
                                                                        ============   ============   ============   ============

                                                                                 DELAWARE
                                                                                   VIP
                                                                               INTERNATIONAL
                                                                                   VALUE
                                                                                  EQUITY
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $      7,121   $     67,914
  Net realized gain (loss) ...........................................       494,882        536,548
  Change in unrealized gain (loss) ...................................       (13,144)       296,550
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............       488,859        901,012
                                                                        ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        32,082         31,436
  Withdrawals ........................................................    (1,078,029)    (1,297,429)
  Contract benefits ..................................................       (19,116)      (231,818)
  Contract charges ...................................................        (1,855)        (1,952)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................       361,982       (375,625)
  Other transfers from (to) the General Account ......................      (302,967)       629,495
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...    (1,007,903)    (1,245,893)
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................      (519,044)      (344,881)

NET ASSETS:
 Beginning of year ...................................................     5,092,124      5,437,005
                                                                        ------------   ------------
 End of year .........................................................  $  4,573,080   $  5,092,124
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                   EATON
                                                                                  VANCE VT                     FIDELITY
                                                                                 FLOATING-                       VIP
                                                                                    RATE                        ASSET
                                                                                   INCOME                      MANAGER
                                                                                 YEAR ENDED                   YEAR ENDED
                                                                                DECEMBER 31,                 DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     19,142   $      7,603   $     57,508   $     82,226
  Net realized gain (loss) ...........................................           754          1,708        (61,173)      (160,143)
  Change in unrealized gain (loss) ...................................        (2,154)           645         83,534        260,935
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............        17,742          9,956         79,869        183,018
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................         4,769          2,270         20,170         53,336
  Withdrawals ........................................................       (90,946)      (176,543)      (827,049)    (1,625,848)
  Contract benefits ..................................................        (1,985)             -        (18,939)       (84,811)
  Contract charges ...................................................          (152)          (161)        (1,672)        (2,063)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................        75,831        246,707       (218,722)      (255,316)
  Other transfers from (to) the General Account ......................        (8,750)       (58,292)        42,030        (25,126)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...       (21,233)        13,981     (1,004,182)    (1,939,828)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................        (3,491)        23,937       (924,313)    (1,756,810)

NET ASSETS:
 Beginning of year ...................................................       735,565        711,628      4,562,900      6,319,710
                                                                        ------------   ------------   ------------   ------------
 End of year .........................................................  $    732,074   $    735,565   $  3,638,587   $  4,562,900
                                                                        ============   ============   ============   ============

                                                                                FIDELITY
                                                                                  VIP
                                                                               CONTRAFUND
                                                                             SERVICE CLASS 2
                                                                                YEAR ENDED
                                                                               DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $    (43,230)  $    (34,655)
  Net realized gain (loss) ...........................................       199,928        157,309
  Change in unrealized gain (loss) ...................................       312,630        239,430
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............       469,328        362,084
                                                                        ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        29,207         35,853
  Withdrawals ........................................................      (692,496)      (778,100)
  Contract benefits ..................................................        (7,997)       (31,966)
  Contract charges ...................................................          (925)          (834)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................     1,106,815        478,390
  Other transfers from (to) the General Account ......................       (45,830)        66,941
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...       388,774       (229,716)
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................       858,102        132,368

NET ASSETS:
 Beginning of year ...................................................     2,945,255      2,812,887
                                                                        ------------   ------------
 End of year .........................................................  $  3,803,357   $  2,945,255
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                 FIDELITY                      FIDELITY
                                                                                    VIP                           VIP
                                                                              EQUITY- INCOME                    GROWTH
                                                                                YEAR ENDED                     YEAR ENDED
                                                                               DECEMBER 31,                   DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     54,481   $     64,543   $   (170,947)  $   (283,951)
  Net realized gain (loss) ...........................................     1,291,724        606,076     (1,241,373)    (1,633,181)
  Change in unrealized gain (loss) ...................................      (650,515)     1,378,983      2,032,169      2,250,522
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............       695,690      2,049,602        619,849        333,390
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................       108,915        207,174        277,546        549,486
  Withdrawals ........................................................    (4,739,627)    (7,148,085)    (4,763,030)    (6,045,427)
  Contract benefits ..................................................      (107,503)      (340,700)       (42,466)      (241,852)
  Contract charges ...................................................        (9,684)       (11,224)       (12,634)       (15,111)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................      (165,794)       281,098       (950,408)      (156,530)
  Other transfers from (to) the General Account ......................      (138,589)       (28,068)      (138,560)       (94,343)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...    (5,052,282)    (7,039,805)    (5,629,552)    (6,003,777)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................    (4,356,592)    (4,990,203)    (5,009,703)    (5,670,387)

NET ASSETS:
  Beginning of year ..................................................    21,621,250     26,611,453     22,418,082     28,088,469
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $ 17,264,658   $ 21,621,250   $ 17,408,379   $ 22,418,082
                                                                        ============   ============   ============   ============

                                                                                  FIDELITY
                                                                                    VIP
                                                                                  GROWTH
                                                                               OPPORTUNITIES
                                                                              SERVICE CLASS 2
                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005             2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     (1,214)  $     (2,252)
  Net realized gain (loss) ...........................................         3,548         (3,756)
  Change in unrealized gain (loss) ...................................         7,934         13,944
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............        10,268          7,936
                                                                        ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................         8,389         11,334
  Withdrawals ........................................................       (67,439)       (59,593)
  Contract benefits ..................................................          (652)       (19,381)
  Contract charges ...................................................          (115)          (125)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................          (618)        23,961
  Other transfers from (to) the General Account ......................            22          9,543
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...       (60,413)       (34,261)
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................       (50,145)       (26,325)

NET ASSETS:
  Beginning of year ..................................................       215,141        241,466
                                                                        ------------   ------------
  End of year ........................................................  $    164,996   $    215,141
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                                              FIDELITY
                                                                                FIDELITY                        VIP
                                                                                  VIP                          MID CAP
                                                                               HIGH INCOME                 SERVICE CLASS 2
                                                                                YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $    805,568   $    676,232   $    (29,433)  $    (25,293)
  Net realized gain (loss) ...........................................        23,697        659,680        283,549        112,632
  Change in unrealized gain (loss) ...................................      (775,093)      (730,417)        45,579        281,672
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............        54,172        605,495        299,695        369,011
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        35,249         56,758         34,482         31,317
  Withdrawals ........................................................    (1,454,007)    (2,587,532)      (546,653)      (410,093)
  Contract benefits ..................................................       (20,647)       (61,306)             -        (11,896)
  Contract charges ...................................................        (2,792)        (3,327)          (556)          (423)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................      (167,492)    (2,083,006)       332,401        533,138
  Other transfers from (to) the General Account ......................      (479,959)       269,464       (373,952)       279,250
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...    (2,089,648)    (4,408,949)      (554,278)       421,293
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................    (2,035,476)    (3,803,454)      (254,583)       790,304

NET ASSETS:
  Beginning of year ..................................................     7,082,583     10,886,037      2,362,971      1,572,667
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $  5,047,107   $  7,082,583   $  2,108,388   $  2,362,971
                                                                        ============   ============   ============   ============

                                                                                 FIDELITY
                                                                                   VIP
                                                                                 OVERSEAS
                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $    (25,026)  $     (6,322)
  Net realized gain (loss) ...........................................       241,957        110,216
  Change in unrealized gain (loss) ...................................       317,221        386,158
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............       534,152        490,052
                                                                        ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        19,552         46,436
  Withdrawals ........................................................      (952,737)    (1,311,896)
  Contract benefits ..................................................       (91,960)       (65,691)
  Contract charges ...................................................        (2,227)        (2,554)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................      (242,545)       (56,824)
  Other transfers from (to) the General Account ......................       (10,759)       (27,416)
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...    (1,280,676)    (1,417,945)
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................      (746,524)      (927,893)

NET ASSETS:
  Beginning of year ..................................................     4,330,715      5,258,608
                                                                        ------------   ------------
  End of year ........................................................  $  3,584,191   $  4,330,715
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                FIDELITY                        FT VIP
                                                                                  VIP                          FRANKLIN
                                                                                 VALUE                          GROWTH
                                                                               STRATEGIES                      AND INCOME
                                                                             SERVICE CLASS 2               SECURITIES CLASS 2
                                                                                YEAR ENDED                     YEAR ENDED
                                                                                DECEMBER 31,                   DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $    (14,550)  $    (18,907)  $     10,528   $     11,876
  Net realized gain (loss) ...........................................       107,923        124,559         50,418         38,601
  Change in unrealized gain (loss) ...................................       (94,712)        (6,040)       (44,489)        42,813
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............        (1,339)        99,612         16,457         93,290
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        16,251         15,830          1,816          6,408
  Withdrawals ........................................................      (316,761)      (283,872)      (188,429)      (389,406)
  Contract benefits ..................................................       (10,539)       (21,915)      (115,076)       (75,334)
  Contract charges ...................................................          (445)          (507)          (389)          (400)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................       106,280        113,721        (65,755)        (4,221)
  Other transfers from (to) the General Account ......................       (42,993)      (153,819)         4,713        (57,618)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...      (248,207)      (330,562)      (363,120)      (520,571)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................      (249,546)      (230,950)      (346,663)      (427,281)

NET ASSETS:
  Beginning of year ..................................................     1,150,929      1,381,879      1,043,612      1,470,893
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $    901,383   $  1,150,929   $    696,949   $  1,043,612
                                                                        ============   ============   ============   ============

                                                                                  FT VIP
                                                                                 FRANKLIN
                                                                                  LARGE
                                                                                CAP GROWTH
                                                                            SECURITIES CLASS 2
                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     (2,068)  $     (1,553)
  Net realized gain (loss) ...........................................         3,565          4,367
  Change in unrealized gain (loss) ...................................        (1,507)         7,305
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............           (10)        10,119
                                                                        ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................            52            242
  Withdrawals ........................................................       (21,795)       (26,545)
  Contract benefits ..................................................             -              -
  Contract charges ...................................................           (30)           (28)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................       104,855          6,601
  Other transfers from (to) the General Account ......................         6,000              -
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...        89,082        (19,730)
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................        89,072         (9,611)

NET ASSETS:
  Beginning of year ..................................................       163,323        172,934
                                                                        ------------   ------------
  End of year ........................................................  $    252,395   $    163,323
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                  FT VIP
                                                                                 FRANKLIN
                                                                                  SMALL-
                                                                                  MID CAP                       FT VIP
                                                                                  GROWTH                        MUTUAL
                                                                                SECURITIES                      SHARES
                                                                                CLASS 2 (b)                SECURITIES CLASS 2
                                                                                YEAR ENDED                     YEAR ENDED
                                                                                DECEMBER 31,                   DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $    (28,308)  $    (33,916)  $     (8,885)  $     (7,213)
  Net realized gain (loss) ...........................................        27,075         (2,141)        55,467         79,839
  Change in unrealized gain (loss) ...................................        55,944        235,649        136,209         28,557
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............        54,711        199,592        182,791        101,183
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        23,111         38,120          4,845          2,307
  Withdrawals ........................................................      (321,865)      (830,934)      (258,013)      (343,094)
  Contract benefits ..................................................        (8,221)        (9,933)        (3,779)       (14,080)
  Contract charges ...................................................          (573)          (751)          (507)          (259)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................        (7,259)        81,273      1,182,129        122,946
  Other transfers from (to) the General Account ......................       (11,744)         8,699         (2,723)       (10,503)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...      (326,551)      (713,526)       921,952       (242,683)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................      (271,840)      (513,934)     1,104,743       (141,500)

NET ASSETS:
  Beginning of year ..................................................     2,154,915      2,668,849      1,003,198      1,144,698
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $  1,883,075   $  2,154,915   $  2,107,941   $  1,003,198
                                                                        ============   ============   ============   ============

                                                                                  FT VIP
                                                                                 TEMPLETON
                                                                                  FOREIGN
                                                                                 SECURITIES
                                                                                  CLASS 2
                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     (2,053)  $     (2,175)
  Net realized gain (loss) ...........................................        21,575         31,029
  Change in unrealized gain (loss) ...................................        63,333         51,467
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............        82,855         80,321
                                                                        ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................         3,317          4,330
  Withdrawals ........................................................      (123,322)      (104,701)
  Contract benefits ..................................................          (787)             -
  Contract charges ...................................................          (182)          (161)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................       381,618        151,743
  Other transfers from (to) the General Account ......................        12,635         26,305
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...       273,279         77,516
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................       356,134        157,837

NET ASSETS:
  Beginning of year ..................................................       627,293        469,456
                                                                        ------------   ------------
  End of year ........................................................  $    983,427   $    627,293
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                                                  JANUS
                                                                                JANUS ASPEN                       ASPEN
                                                                                 GROWTH AND                     LARGE CAP
                                                                                  INCOME                     GROWTH SERVICE
                                                                               SERVICE SHARES                  SHARES (b)
                                                                                YEAR ENDED                     YEAR ENDED
                                                                                DECEMBER 31,                   DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $    (19,429)  $    (23,747)  $    (17,015)  $    (22,402)
  Net realized gain (loss) ...........................................        (8,249)      (162,362)      (106,250)      (161,004)
  Change in unrealized gain (loss) ...................................       192,814        359,824        143,115        210,785
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............       165,136        173,715         19,850         27,379
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        10,384         24,935         27,854         50,768
  Withdrawals ........................................................      (345,610)      (807,676)      (210,656)      (311,749)
  Contract benefits ..................................................        (1,330)       (13,769)       (28,193)       (11,162)
  Contract charges ...................................................          (606)          (716)          (609)          (723)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................         6,754         40,475        (60,313)           288
  Other transfers from (to) the General Account ......................        (9,107)      (152,285)         1,560       (123,647)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...      (339,515)      (909,036)      (270,357)      (396,225)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................      (174,379)      (735,321)      (250,507)      (368,846)

NET ASSETS:
  Beginning of year ..................................................     1,885,406      2,620,727      1,417,767      1,786,613
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $  1,711,027   $  1,885,406   $  1,167,260   $  1,417,767
                                                                        ============   ============   ============   ============

                                                                                                                  MFS
                                                                                    MFS                           NEW
                                                                                  MID CAP                       DISCOVERY
                                                                               GROWTH SERVICE                    SERVICE
                                                                                   CLASS                         CLASS
                                                                                YEAR ENDED                     YEAR ENDED
                                                                                DECEMBER 31,                   DECEMBER 31,
                                                                        ---------------------------  ----------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     (3,095)  $     (3,539)  $     (4,403)  $     (3,555)
  Net realized gain (loss) ...........................................        27,666          9,473          7,477         15,080
  Change in unrealized gain (loss) ...................................       (33,685)        28,959         10,233            533
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............        (9,114)        34,893         13,307         12,058
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................           280          2,882          1,731          1,301
  Withdrawals ........................................................      (144,708)       (46,291)       (59,971)       (88,556)
  Contract benefits ..................................................             -              -              -              -
  Contract charges ...................................................           (19)           (29)           (50)           (41)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................       (13,079)       138,299        101,954         33,860
  Other transfers from (to) the General Account ......................       (82,637)        18,653           (622)        14,652
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...      (240,163)       113,514         43,042        (38,784)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................      (249,277)       148,407         56,349        (26,726)

NET ASSETS:
  Beginning of year ..................................................       336,158        187,751        249,504        276,230
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $     86,881   $    336,158   $    305,853   $    249,504
                                                                        ============   ============   ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                    MFS
                                                                                   TOTAL
                                                                                  RETURN                          MFS
                                                                                  SERVICE                      UTILITIES
                                                                                  CLASS                       SERVICE CLASS
                                                                                YEAR ENDED                     YEAR ENDED
                                                                                DECEMBER 31,                   DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                           2005             2004             2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $      5,390   $      2,447   $     (4,571)  $       (712)
  Net realized gain (loss) ...........................................       101,861         79,973         28,618          7,635
  Change in unrealized gain (loss) ...................................       (91,583)        47,296         36,190         41,089
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............        15,668        129,716         60,237         48,012
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        10,094          6,631          8,956          1,591
  Withdrawals ........................................................      (326,415)      (411,906)      (103,918)       (18,586)
  Contract benefits ..................................................       (13,436)        (5,161)       (11,743)             -
  Contract charges ...................................................          (290)          (297)          (108)           (24)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................       220,519         86,372        341,933         87,041
  Other transfers from (to) the General Account ......................        26,296        (35,694)        10,168         43,358
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...       (83,232)      (360,055)       245,288        113,380
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................       (67,564)      (230,339)       305,525        161,392

NET ASSETS:
  Beginning of year ..................................................     1,404,874      1,635,213        269,581        108,189
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $  1,337,310   $  1,404,874   $    575,106   $    269,581
                                                                        ============   ============   ============   ============

                                                                                OPPENHEIMER
                                                                                 BALANCED
                                                                              SERVICE SHARES
                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $        373   $     (3,334)
  Net realized gain (loss) ...........................................        42,568          4,813
  Change in unrealized gain (loss) ...................................       (18,835)        48,404
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............        24,106         49,883
                                                                        ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        12,177         14,818
  Withdrawals ........................................................      (112,791)       (66,107)
  Contract benefits ..................................................             -              -
  Contract charges ...................................................          (345)          (203)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................       366,942        314,526
  Other transfers from (to) the General Account ......................         9,301         65,513
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...       275,284        328,547
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................       299,390        378,430

NET ASSETS:
  Beginning of year ..................................................       710,924        332,494
                                                                        ------------   ------------
  End of year ........................................................  $  1,010,314   $    710,924
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                OPPENHEIMER                   OPPENHEIMER
                                                                                  CAPITAL                       GLOBAL
                                                                                APPRECIATION                   SECURITIES
                                                                                  SERVICE                       SERVICE
                                                                                   SHARES                       SHARES
                                                                                YEAR ENDED                     YEAR ENDED
                                                                                DECEMBER 31,                   DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     (2,101)  $     (3,626)  $     (9,779)  $     (5,050)
  Net realized gain (loss) ...........................................         7,065         11,971         94,531         86,403
  Change in unrealized gain (loss) ...................................         4,748          8,381        116,324        164,752
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............         9,712         16,726        201,076        246,105
                                                                        ------------   ------------   ------------   ------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................         6,514          4,129         26,701         21,569
  Withdrawals ........................................................       (48,817)       (52,124)      (241,346)      (330,596)
  Contract benefits ..................................................             -              -              -        (18,025)
  Contract charges ...................................................          (119)          (105)          (433)          (412)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................        30,101        126,639        138,263        315,166
  Other transfers from (to) the General Account ......................           855        (15,968)       (15,958)        83,113
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...       (11,466)        62,571        (92,773)        70,815
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................        (1,754)        79,297        108,303        316,920

NET ASSETS:
  Beginning of year ..................................................       319,714        240,417      1,695,341      1,378,421
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $    317,960   $    319,714   $  1,803,644   $  1,695,341
                                                                        ============   ============   ============   ============

                                                                                OPPENHEIMER
                                                                                   HIGH
                                                                                  INCOME
                                                                                  SERVICE
                                                                                  SHARES
                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     38,748   $     74,625
  Net realized gain (loss) ...........................................         2,397         33,765
  Change in unrealized gain (loss) ...................................       (37,021)        (3,508)
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............         4,124        104,882
                                                                        ------------   ------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................         5,427          3,499
  Withdrawals ........................................................      (170,177)      (194,251)
  Contract benefits ..................................................        (1,686)             -
  Contract charges ...................................................          (250)          (210)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................       258,230        100,141
  Other transfers from (to) the General Account ......................        57,738     (1,055,917)
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...       149,282     (1,146,738)
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................       153,406     (1,041,856)

NET ASSETS:
  Beginning of year ..................................................       784,559      1,826,415
                                                                        ------------   ------------
  End of year ........................................................  $    937,965   $    784,559
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                                                PIONEER
                                                                               OPPENHEIMER                      EMERGING
                                                                               MAIN STREET                      MARKETS
                                                                                 SERVICE                          VCT
                                                                                  SHARES                        CLASS II
                                                                                YEAR ENDED                     YEAR ENDED
                                                                                DECEMBER 31,                   DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     (1,214)  $     (4,961)  $    (12,355)  $     (9,466)
  Net realized gain (loss) ...........................................        44,148         31,411        277,625        148,389
  Change in unrealized gain (loss) ...................................       (18,456)        22,062        104,173         21,199
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............        24,478         48,512        369,443        160,122
                                                                        ------------   ------------   ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................         3,320          9,786          4,139          7,617
  Withdrawals ........................................................      (165,647)      (203,352)      (344,191)      (531,105)
  Contract benefits ..................................................             -        (13,900)       (12,839)       (63,858)
  Contract charges ...................................................          (252)          (290)          (576)          (543)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................       (48,061)       161,838        182,658         97,366
  Other transfers from (to) the General Account ......................           207        (37,331)      (460,017)       446,386
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...      (210,433)       (83,249)      (630,826)       (44,137)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................      (185,955)       (34,737)      (261,383)       115,985

NET ASSETS:
  Beginning of year ..................................................       720,643        755,380      1,609,723      1,493,738
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $    534,688   $    720,643   $  1,348,340   $  1,609,723
                                                                        ============   ============   ============   ============

                                                                                  PIONEER
                                                                                REAL ESTATE
                                                                                   SHARES
                                                                                    VCT
                                                                                 CLASS II
                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     33,314   $     48,669
  Net realized gain (loss) ...........................................       391,030        227,046
  Change in unrealized gain (loss) ...................................      (186,161)       395,791
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............       238,183        671,506
                                                                        ------------   ------------

 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        20,541         21,963
  Withdrawals ........................................................      (555,434)      (704,206)
  Contract benefits ..................................................       (34,967)       (87,465)
  Contract charges ...................................................          (617)          (537)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................       (45,744)       165,579
  Other transfers from (to) the General Account ......................       (41,324)        72,422
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...      (657,545)      (532,244)
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................      (419,362)       139,262

NET ASSETS:
  Beginning of year ..................................................     2,583,359      2,444,097
                                                                        ------------   ------------
  End of year ........................................................  $  2,163,997   $  2,583,359
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

                                                                                  SCUDDER                         SVS
                                                                                TECHNOLOGY                       DREMAN
                                                                                  GROWTH                        FINANCIAL
                                                                                 SERIES II                      SERVICES
                                                                                  CLASS A                   SERIES II CLASS A
                                                                                YEAR ENDED                     YEAR ENDED
                                                                                DECEMBER 31,                   DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $    (10,253)  $    (18,759)  $      8,845   $      3,833
  Net realized gain (loss) ...........................................       (47,282)      (218,145)        76,999        126,082
  Change in unrealized gain (loss) ...................................        74,815        222,186       (129,871)        59,315
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............        17,280        (14,718)       (44,027)       189,230
                                                                        ------------   ------------   ------------   ------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        34,050         38,109          7,815         11,235
  Withdrawals ........................................................      (126,674)      (246,712)      (355,485)      (587,778)
  Contract benefits ..................................................             -        (21,109)       (29,896)             -
  Contract charges ...................................................          (535)          (734)          (626)          (756)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................        22,345        (46,265)        82,676        (32,112)
  Other transfers from (to) the General Account ......................        (1,594)       (35,959)       (41,545)       (64,288)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...       (72,408)      (312,670)      (337,061)      (673,699)
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets ..............................       (55,128)      (327,388)      (381,088)      (484,469)

NET ASSETS:
  Beginning of year ..................................................     1,154,416      1,481,804      1,814,216      2,298,685
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $  1,099,288   $  1,154,416   $  1,433,128   $  1,814,216
                                                                        ============   ============   ============   ============

                                                                                  T. ROWE
                                                                                   PRICE
                                                                               INTERNATIONAL
                                                                                  STOCK
                                                                                YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
  Net investment income (loss) .......................................  $     (2,140)  $    (18,478)
  Net realized gain (loss) ...........................................       335,707        256,873
  Change in unrealized gain (loss) ...................................        77,414        185,593
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............       410,981        423,988
                                                                        ------------   ------------
 FROM CONTRACT TRANSACTIONS:
  Net purchase payments ..............................................        20,522         41,724
  Withdrawals ........................................................      (822,489)    (1,374,491)
  Contract benefits ..................................................        (6,782)       (43,133)
  Contract charges ...................................................        (1,723)        (1,868)
  Transfers between sub-accounts (including Separate
   Account GPA), net .................................................      (158,627)       115,150
  Other transfers from (to) the General Account ......................       (79,091)        (2,738)
                                                                        ------------   ------------
  Net increase (decrease) in net assets from contract transactions ...    (1,048,190)    (1,265,356)
                                                                        ------------   ------------
  Net increase (decrease) in net assets ..............................      (637,209)      (841,368)

NET ASSETS:
  Beginning of year ..................................................     3,668,051      4,509,419
                                                                        ------------   ------------
  End of year ........................................................  $  3,030,842   $  3,668,051
                                                                        ============   ============

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Separate Account VA-K (the "Separate Account"), which funds the Allmerica Advantage, ExecAnnuity Plus and Allmerica Premier Choice variable annuity contracts, in addition to the Delaware Golden Medallion and Delaware Medallion I, Delaware Medallion II, and Delaware Medallion III variable annuity contracts, is a separate investment account of First Allmerica Financial Life Insurance Company ("FAFLIC"), established on April 1, 1994 for the purpose of separating from the general assets of FAFLIC those assets used to fund the variable portion of certain variable annuity contracts (the "Contracts") issued by FAFLIC.

     Prior to December 30, 2005 ("the Closing Date") FAFLIC was a wholly owned subsidiary of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), a wholly owned subsidiary of The Hanover Insurance Group, Inc. ("THG"). Prior to December 1, 2005 THG was named Allmerica Financial Corporation ("AFC"). On the Closing Date THG sold AFLIAC and its closed block of variable annuity and variable life business ("the Transaction") to The Goldman Sachs Group, Inc. ("Goldman Sachs"). In conjunction with the Transaction FAFLIC became a wholly owned subsidiary of THG. As part of the Transaction, Goldman Sachs purchased Allmerica Financial Investment Management Services, Inc. ("AFIMS"), which has served as the investment manager of the nine investment funds of Allmerica Investment Trust ("AIT Funds"). The sale of AFIMS to Goldman Sachs was completed on January 11, 2006. A reorganization of the AIT Funds ("the AIT Reorganization") into corresponding funds of the Goldman Sachs Variable Insurance Trust was consummated on January 9, 2006. Note 7, Subsequent Event, provides additional information about the AIT Reorganization.

     Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of FAFLIC. The Separate Account cannot be charged with liabilities arising out of any other business of FAFLIC. FAFLIC's General Account is subject to the claims of creditors.

     The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Fifty-four Sub-Accounts are currently offered by the Separate Account, of which two had no Contract Owner activity during the year, and no balances as of December 31, 2005. Each Sub-Account invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
Allmerica Investment Trust (Service Shares) ("AIT")
AIM Variable Insurance Funds (Series I Shares) ("AIM V.I. Series I")
AIM Variable Insurance Funds (Series II Shares) ("AIM V.I. Series II") AllianceBernstein Variable Products Series Fund, Inc. (Class B)
 ("AllianceBernstein Class B")
Delaware VIP Trust (Service Class)
Delaware VIP Trust
Eaton Vance Variable Trust ("Eaton Vance VT")
Fidelity Variable Insurance Products Fund ("Fidelity VIP")
Fidelity Variable Insurance Products Fund (Service Class 2) ("Fidelity VIP
 Service Class 2")
Franklin Templeton Variable Insurance Products Trust (Class 2)("FT VIP")
Janus Aspen Series (Service Shares)
MFS Variable Insurance Trust (Service Class)
Oppenheimer Variable Account Funds (Service Shares)
Pioneer Variable Contracts Trust (Class II) ("Pioneer VCT Class II")
Scudder Variable Series II (Class A) ("Scudder Series II Class A" or "SVS Series
 II Class A")
T. Rowe Price International Series, Inc.

     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act.

SEPARATE ACCOUNT VA-K

NOTE 1 - ORGANIZATION (Continued)

     The following Underlying Funds were renamed as indicated:

DATE            OLD NAME                                          NEW NAME
----            --------                                          --------
May 1, 2005     FT VIP Franklin Small Cap Securities Class 2      FT VIP Franklin Small-Mid Cap Growth Securities Class 2
May 1, 2005     Janus Aspen Growth Service Shares                 Janus Aspen Large Cap Growth Service Shares
May 2, 2005     AllianceBernstein Premier Growth Class B          AllianceBernstein Large Cap Growth Class B
May 2, 2005     AllianceBernstein Small Cap Value Class B         AllianceBernstein Small/Mid-Cap Value Class B
July 1, 2005    AIM V.I. Health Sciences Series I                 AIM V.I. Global Health Care Series I

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

     RECEIVABLE FROM AND PAYABLE TO FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (SPONSOR) - These represent adjustments for contract guarantees, which are primarily attributable to annuitized contracts.

     STATEMENTS OF CHANGES IN NET ASSETS - Contract Owners may allocate their Contract Values to variable investment options in the Separate Account, the Fixed Account and the Guaranteed Period Account. The Fixed Account is a part of FAFLIC's General Account that guarantees principal and a fixed minimum interest rate. The Guaranteed Period Account is included in Separate Account GPA, a non-registered separate account offered by FAFLIC, which offers fixed rates of interest for specified periods. Net Purchase Payments represent payments under the Contracts (excluding amounts allocated to the Fixed and Guaranteed Period Accounts) reduced by applicable deductions, charges, and state premium taxes. Contract Charges are deductions from Contract Values for optional rider benefits and annual contract fees. Contract benefits are payments made to Contract Owners and beneficiaries under the terms of the Contracts. Transfers between Sub-Accounts (including Separate Account GPA), net, are amounts that Contract Owners have directed to be moved among variable Sub-Accounts and the Guaranteed Period Account. Other transfers from (to) the General Account include certain transfers from and to contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

     FINANCIAL HIGHLIGHTS - Statement of Position (SOP) 03-5 "FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS: An Amendment to the Audit and Accounting Guide AUDITS OF INVESTMENT COMPANIES" was effective for fiscal years ending after December 15, 2003. This resulted in additional disclosures as detailed in Note 6, Financial Highlights.

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of FAFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). FAFLIC files a consolidated federal tax return with THG and THG's affiliates. Under the current provisions of the IRC, FAFLIC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. FAFLIC will review periodically the status of this policy during the year in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

SEPARATE ACCOUNT VA-K

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. FAFLIC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     FAFLIC makes a daily charge against the net assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. If the charge for mortality and expense risks isn't sufficient to cover actual mortality experience and expenses, FAFLIC will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to FAFLIC. FAFLIC also makes a daily administrative charge against the net assets of each Sub-Account. Both of these charges are imposed during the accumulation and annuity payout phase.

     A Contract fee may be deducted from the contract value annually during the accumulation phase and upon full surrender of the Contract, if the accumulated value is below certain levels. This fee is currently waived for certain types of contracts, and, where permitted by law, for contracts whose owner or annuitant has certain affiliations with FAFLIC, or has certain family members with such an affiliation. When contract value has been allocated to more than one investment option, Contract Deductions are made from each on a pro-rata basis.

     Subject to state availability, FAFLIC offers a number of optional riders. A separate monthly charge is made for each rider.

     The annual rates of Mortality and Expense Risk Fees, Administrative Expense Fees, Optional Rider Fees, and the maximum dollar amount of the Contract Fee for the year ended are displayed in the table below.

                                                                                            ALLMERICA
                                                                                         PREMIER CHOICE
                                           ALLMERICA ADVANTAGE        ALLMERICA           WITH OPTIONAL
                                           & EXECANNUITY PLUS      PREMIER CHOICE             RIDER
Variable Account Deductions:
Mortality and Expense Risk (Annual Rate)          1.25%                1.30%                  1.30%
Administrative Expense (Annual Rate)              0.20%                0.20%                  0.20%
Optional Rider Fees (Annual Rate)                                                             0.15%

Contract Deductions:
Optional Rider Fees (Annual Rate)               0.15%-0.25%             N/A                    N/A
Annual Contract Fee (Maximum)                      $30                  $35                    $35

     A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged is determined by the product, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether the Contract Owner or annuitant are included in certain classes exempt from these charges. The maximum charge will not exceed 8% of the amount surrendered or redeemed.

     Some states and municipalities impose premium taxes, which currently range up to 3.5%, on variable annuity contracts.

     The disclosures above include charges currently assessed to the Contract Owner. There are certain other charges that may be assessed in future periods, at the discretion of FAFLIC, in accordance with Contract terms. Detailed descriptions of all fees and charges are available in the product prospectuses.

SEPARATE ACCOUNT VA-K

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (Continued)

     During the year ended December 31, 2005 management fees of the Underlying AIT Funds were paid directly by the funds to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provided for fees ranging from 0.20% to 1.00% based on individual portfolios and average daily net assets. According to a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each AIT Fund paid a fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     VeraVest Investments, Inc., a wholly owned subsidiary of THG, is principal underwriter of the Contracts funded by the Separate Account. Based on a registered representative's vesting schedule, FAFLIC may pay commissions for certain types of transactions.

NOTE 4 - CONTRACT OWNER TRANSACTIONS

     Transactions from Contract Owners were as follows:

                                                          ALLMERICA ADVANTAGE AND EXECANNUITY PLUS
                                                                   YEAR ENDED DECEMBER 31,
                                                                            2005
                                                                ------------------------------
                                                                    UNITS           AMOUNT
                                                                -------------    -------------
AIT Core Equity Service Shares (a)
 Issuance of Units ....................................               237,585    $     507,201
 Redemption of Units ..................................            (1,614,053)      (3,560,190)
                                                                -------------    -------------
  Net increase (decrease) .............................            (1,376,468)   $  (3,052,989)
                                                                =============    =============
AIT Equity Index Service Shares (a)
 Issuance of Units ....................................               215,827    $     581,742
 Redemption of Units ..................................            (2,527,963)      (6,713,563)
                                                                -------------    -------------
  Net increase (decrease) .............................            (2,312,136)   $  (6,131,821)
                                                                =============    =============
AIT Government Bond Service Shares (a)
 Issuance of Units ....................................               551,884    $     871,983
 Redemption of Units ..................................            (1,811,995)      (2,849,999)
                                                                -------------    -------------
  Net increase (decrease) .............................            (1,260,111)   $  (1,978,016)
                                                                =============    =============
AIT Money Market Service Shares (a)
 Issuance of Units ....................................             5,662,240    $   7,494,332
 Redemption of Units ..................................            (8,338,836)     (11,038,402)
                                                                -------------    -------------
  Net increase (decrease) .............................            (2,676,596)   $  (3,544,070)
                                                                =============    =============
AIT Select Capital Appreciation Service Shares (a)
 Issuance of Units ....................................               194,071    $     550,229
 Redemption of Units ..................................            (1,027,520)      (3,060,350)
                                                                -------------    -------------
  Net increase (decrease) .............................              (833,449)   $  (2,510,121)
                                                                =============    =============
AIT Select Growth Service Shares (a)
 Issuance of Units ....................................               262,739    $     521,378
 Redemption of Units ..................................            (2,484,496)      (4,881,690)
                                                                -------------    -------------
  Net increase (decrease) .............................            (2,221,757)   $  (4,360,312)
                                                                =============    =============
AIT Select International Equity Service Shares (a)
 Issuance of Units ....................................               661,582    $   1,047,952
 Redemption of Units ..................................            (1,966,532)      (3,203,758)
                                                                -------------    -------------
  Net increase (decrease) .............................            (1,304,950)   $  (2,155,806)
                                                                =============    =============
AIT Select Investment Grade Income Service Shares (a)
 Issuance of Units ....................................               555,896    $     952,353
 Redemption of Units ..................................            (1,369,259)      (2,330,674)
                                                                -------------    -------------
  Net increase (decrease) .............................              (813,363)   $  (1,378,321)
                                                                =============    =============

                                                          ALLMERICA ADVANTAGE AND EXECANNUITY PLUS
                                                                    YEAR ENDED DECEMBER 31,
                                                                             2004
                                                                ------------------------------
                                                                    UNITS           AMOUNT
                                                                -------------    -------------
AIT Core Equity Service Shares (a)
 Issuance of Units ....................................               169,500    $     370,155
 Redemption of Units ..................................            (2,122,777)      (4,435,092)
                                                                -------------    -------------
  Net increase (decrease) .............................            (1,953,277)   $  (4,064,937)
                                                                =============    =============
AIT Equity Index Service Shares (a)
 Issuance of Units ....................................               468,480    $   1,173,364
 Redemption of Units ..................................            (3,514,936)      (8,801,207)
                                                                -------------    -------------
  Net increase (decrease) .............................            (3,046,456)   $  (7,627,843)
                                                                =============    =============
AIT Government Bond Service Shares (a)
 Issuance of Units ....................................               404,221    $     633,665
 Redemption of Units ..................................            (3,280,430)      (5,121,401)
                                                                -------------    -------------
  Net increase (decrease) .............................            (2,876,209)   $  (4,487,736)
                                                                =============    =============
AIT Money Market Service Shares (a)
 Issuance of Units ....................................            19,807,851    $  26,192,627
 Redemption of Units ..................................           (23,498,512)     (31,075,443)
                                                                -------------    -------------
  Net increase (decrease) .............................            (3,690,661)   $  (4,882,816)
                                                                =============    =============
AIT Select Capital Appreciation Service Shares (a)
 Issuance of Units ....................................               321,438    $     825,200
 Redemption of Units ..................................            (1,639,248)      (4,280,370)
                                                                -------------    -------------
  Net increase (decrease) .............................            (1,317,810)   $  (3,455,170)
                                                                =============    =============
AIT Select Growth Service Shares (a)
 Issuance of Units ....................................               394,756    $     728,963
 Redemption of Units ..................................            (3,542,686)      (6,637,595)
                                                                -------------    -------------
  Net increase (decrease) .............................            (3,147,930)   $  (5,908,632)
                                                                =============    =============
AIT Select International Equity Service Shares (a)
 Issuance of Units ....................................             1,319,533    $   1,939,999
 Redemption of Units ..................................            (3,409,041)      (4,995,710)
                                                                -------------    -------------
  Net increase (decrease) .............................            (2,089,508)   $  (3,055,711)
                                                                =============    =============
AIT Select Investment Grade Income Service Shares (a)
 Issuance of Units ....................................               650,645    $   1,076,374
 Redemption of Units ..................................            (3,137,502)      (5,204,066)
                                                                -------------    -------------
  Net increase (decrease) .............................            (2,486,857)   $  (4,127,692)
                                                                =============    =============

SEPARATE ACCOUNT VA-K

NOTE 4 - CONTRACT OWNER TRANSACTIONS (Continued)

                                                          ALLMERICA ADVANTAGE AND EXECANNUITY PLUS (Continued)
                                                                        YEAR ENDED DECEMBER 31,
                                                                                  2005
                                                                     ------------------------------
                                                                         UNITS           AMOUNT
                                                                     -------------    -------------
AIT Select Value Opportunity Service Shares (a)
 Issuance of Units ....................................                    261,561    $     814,474
 Redemption of Units ..................................                 (1,556,012)      (4,952,219)
                                                                     -------------    -------------
  Net increase (decrease) .............................                 (1,294,451)   $  (4,137,745)
                                                                     =============    =============
AIM V.I. Aggressive Growth Series I
 Issuance of Units ....................................                     53,263    $      36,722
 Redemption of Units ..................................                   (640,204)        (434,638)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (586,941)   $    (397,916)
                                                                     =============    =============
AIM V.I. Basic Value Series II
 Issuance of Units ....................................                    891,593    $     919,927
 Redemption of Units ..................................                   (956,841)      (1,000,668)
                                                                     -------------    -------------
  Net increase (decrease) .............................                    (65,248)   $     (80,741)
                                                                     =============    =============
AIM V.I. Blue Chip Series I
 Issuance of Units ....................................                     48,928    $      38,332
 Redemption of Units ..................................                   (153,185)        (120,013)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (104,257)   $     (81,681)
                                                                     =============    =============
AIM V.I. Capital Development Series II
 Issuance of Units ....................................                     22,549    $      25,340
 Redemption of Units ..................................                     (7,944)          (8,770)
                                                                     -------------    -------------
  Net increase (decrease) .............................                     14,605    $      16,570
                                                                     =============    =============
AIM V.I. Global Health Care Series I (b)
 Issuance of Units ....................................                    202,360    $     191,351
 Redemption of Units ..................................                   (866,464)        (822,617)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (664,104)   $    (631,266)
                                                                     =============    =============
AIM V.I. Premier Equity Series I
 Issuance of Units ....................................                    105,709    $      68,433
 Redemption of Units ..................................                   (598,001)        (396,292)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (492,292)   $    (327,859)
                                                                     =============    =============
AllianceBernstein Growth and Income Class B
 Issuance of Units ....................................                    326,936    $     360,154
 Redemption of Units ..................................                 (1,737,817)      (1,961,711)
                                                                     -------------    -------------
  Net increase (decrease) .............................                 (1,410,881)   $  (1,601,557)
                                                                     =============    =============
AllianceBernstein Large Cap Growth Class B (b)
 Issuance of Units ....................................                  1,221,565    $     660,524
 Redemption of Units ..................................                 (1,545,931)        (868,160)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (324,366)   $    (207,636)
                                                                     =============    =============
AllianceBernstein Small/Mid-Cap Value Class B (b)
 Issuance of Units ....................................                    351,251    $     475,478
 Redemption of Units ..................................                   (486,865)        (655,204)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (135,614)   $    (179,726)
                                                                     =============    =============

                                                          ALLMERICA ADVANTAGE AND EXECANNUITY PLUS (Continued)
                                                                        YEAR ENDED DECEMBER 31,
                                                                                  2004
                                                                     ------------------------------
                                                                         UNITS           AMOUNT
                                                                     -------------    -------------
AIT Select Value Opportunity Service Shares (a)
 Issuance of Units ....................................                    768,275    $   2,294,428
 Redemption of Units ..................................                 (1,945,152)      (5,597,495)
                                                                     -------------    -------------
  Net increase (decrease) .............................                 (1,176,877)   $  (3,303,067)
                                                                     =============    =============
AIM V.I. Aggressive Growth Series I
 Issuance of Units ....................................                    158,278    $     102,588
 Redemption of Units ..................................                   (571,102)        (369,266)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (412,824)   $    (266,678)
                                                                     =============    =============
AIM V.I. Basic Value Series II
 Issuance of Units ....................................                    532,666    $     540,992
 Redemption of Units ..................................                 (1,254,816)      (1,270,558)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (722,150)   $    (729,566)
                                                                     =============    =============
AIM V.I. Blue Chip Series I
 Issuance of Units ....................................                     25,281    $      19,451
 Redemption of Units ..................................                   (207,112)        (158,299)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (181,831)   $    (138,848)
                                                                     =============    =============
AIM V.I. Capital Development Series II
 Issuance of Units ....................................                     29,807    $      29,821
 Redemption of Units ..................................                    (27,924)         (27,714)
                                                                     -------------    -------------
  Net increase (decrease) .............................                      1,883    $       2,107
                                                                     =============    =============
AIM V.I. Global Health Care Series I (b)
 Issuance of Units ....................................                    218,518    $     199,795
 Redemption of Units ..................................                   (980,568)        (898,896)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (762,050)   $    (699,101)
                                                                     =============    =============
AIM V.I. Premier Equity Series I
 Issuance of Units ....................................                    146,014    $      94,448
 Redemption of Units ..................................                   (773,116)        (493,848)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (627,102)   $    (399,400)
                                                                     =============    =============
AllianceBernstein Growth and Income Class B
 Issuance of Units ....................................                    654,272    $     674,886
 Redemption of Units ..................................                 (2,615,305)      (2,746,840)
                                                                     -------------    -------------
  Net increase (decrease) .............................                 (1,961,033)   $  (2,071,954)
                                                                     =============    =============
AllianceBernstein Large Cap Growth Class B (b)
 Issuance of Units ....................................                    687,790    $     373,647
 Redemption of Units ..................................                 (2,209,040)      (1,196,717)
                                                                     -------------    -------------
  Net increase (decrease) .............................                 (1,521,250)   $    (823,070)
                                                                     =============    =============
AllianceBernstein Small/Mid-Cap Value Class B (b)
 Issuance of Units ....................................                    312,516    $     354,121
 Redemption of Units ..................................                   (665,163)        (776,732)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (352,647)   $    (422,611)
                                                                     =============    =============

SEPARATE ACCOUNT VA-K

NOTE 4 - CONTRACT OWNER TRANSACTIONS (Continued)

                                                          ALLMERICA ADVANTAGE AND EXECANNUITY PLUS (Continued)
                                                                        YEAR ENDED DECEMBER 31,
                                                                                  2005
                                                                     ------------------------------
                                                                         UNITS           AMOUNT
                                                                     -------------    -------------
AllianceBernstein Value Class B
 Issuance of Units ....................................                    159,640    $     190,569
 Redemption of Units ..................................                   (454,671)        (541,842)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (295,031)   $    (351,273)
                                                                     =============    =============
Delaware VIP Growth Opportunities Service Class
 Issuance of Units ....................................                     12,721    $      10,691
 Redemption of Units ..................................                   (332,790)        (268,223)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (320,069)   $    (257,532)
                                                                     =============    =============
Delaware VIP International Value Equity
 Issuance of Units ....................................                    325,876    $     736,689
 Redemption of Units ..................................                   (773,204)      (1,744,592)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (447,328)   $  (1,007,903)
                                                                     =============    =============
Eaton Vance VT Floating-Rate Income
 Issuance of Units ....................................                    142,959    $     147,262
 Redemption of Units ..................................                   (160,846)        (166,365)
                                                                     -------------    -------------
  Net increase (decrease) .............................                    (17,887)   $     (19,103)
                                                                     =============    =============
Fidelity VIP Asset Manager
 Issuance of Units ....................................                     83,298    $     154,182
 Redemption of Units ..................................                   (633,225)      (1,158,364)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (549,927)   $  (1,004,182)
                                                                     =============    =============
Fidelity VIP Contrafund Service Class 2
 Issuance of Units ....................................                  1,091,615    $   1,402,422
 Redemption of Units ..................................                   (779,171)        (998,860)
                                                                     -------------    -------------
  Net increase (decrease) .............................                    312,444    $     403,562
                                                                     =============    =============
Fidelity VIP Equity-Income
 Issuance of Units ....................................                    404,497    $   1,059,564
 Redemption of Units ..................................                 (2,268,257)      (6,092,585)
                                                                     -------------    -------------
  Net increase (decrease) .............................                 (1,863,760)   $  (5,033,021)
                                                                     =============    =============
Fidelity VIP Growth
 Issuance of Units ....................................                    375,037    $     871,525
 Redemption of Units ..................................                 (2,756,721)      (6,501,074)
                                                                     -------------    -------------
  Net increase (decrease) .............................                 (2,381,684)   $  (5,629,549)
                                                                     =============    =============
Fidelity VIP Growth Opportunties Service Class 2
 Issuance of Units ....................................                     15,465    $      11,063
 Redemption of Units ..................................                    (94,987)         (71,476)
                                                                     -------------    -------------
  Net increase (decrease) .............................                    (79,522)   $     (60,413)
                                                                     =============    =============
Fidelity VIP High Income
 Issuance of Units ....................................                  2,238,962    $   3,195,162
 Redemption of Units ..................................                 (3,709,578)      (5,282,676)
                                                                     -------------    -------------
  Net increase (decrease) .............................                 (1,470,616)   $  (2,087,514)
                                                                     =============    =============

                                                          ALLMERICA ADVANTAGE AND EXECANNUITY PLUS (Continued)
                                                                        YEAR ENDED DECEMBER 31,
                                                                                  2004
                                                                     ------------------------------
                                                                         UNITS           AMOUNT
                                                                     -------------    -------------
AllianceBernstein Value Class B
 Issuance of Units ....................................                    266,777    $     271,275
 Redemption of Units ..................................                   (553,784)        (588,114)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (287,007)   $    (316,839)
                                                                     =============    =============
Delaware VIP Growth Opportunities Service Class
 Issuance of Units ....................................                    137,890    $     101,133
 Redemption of Units ..................................                   (363,254)        (269,874)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (225,364)   $    (168,741)
                                                                     =============    =============
Delaware VIP International Value Equity
 Issuance of Units ....................................                    852,326    $   1,643,194
 Redemption of Units ..................................                 (1,505,921)      (2,889,087)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (653,595)   $  (1,245,893)
                                                                     =============    =============
Eaton Vance VT Floating-Rate Income
 Issuance of Units ....................................                    312,614    $     316,453
 Redemption of Units ..................................                   (298,349)        (302,328)
                                                                     -------------    -------------
  Net increase (decrease) .............................                     14,265    $      14,125
                                                                     =============    =============
Fidelity VIP Asset Manager
 Issuance of Units ....................................                    211,125    $     376,989
 Redemption of Units ..................................                 (1,298,643)      (2,316,817)
                                                                     -------------    -------------
  Net increase (decrease) .............................                 (1,087,518)   $  (1,939,828)
                                                                     =============    =============
Fidelity VIP Contrafund Service Class 2
 Issuance of Units ....................................                    804,373    $     858,884
 Redemption of Units ..................................                   (995,900)      (1,074,380)
                                                                     -------------    -------------
  Net increase (decrease) .............................                   (191,527)   $    (215,496)
                                                                     =============    =============
Fidelity VIP Equity-Income
 Issuance of Units ....................................                    737,122    $   1,877,428
 Redemption of Units ..................................                 (3,549,266)      (8,915,052)
                                                                     -------------    -------------
  Net increase (decrease) .............................                 (2,812,144)   $  (7,037,624)
                                                                     =============    =============
Fidelity VIP Growth
 Issuance of Units ....................................                    777,109    $   1,851,237
 Redemption of Units ..................................                 (3,355,243)      (7,850,642)
                                                                     -------------    -------------
  Net increase (decrease) .............................                 (2,578,134)   $  (5,999,405)
                                                                     =============    =============
Fidelity VIP Growth Opportunties Service Class 2
 Issuance of Units ....................................                    137,970    $      99,982
 Redemption of Units ..................................                   (189,027)        (134,243)
                                                                     -------------    -------------
  Net increase (decrease) .............................                    (51,057)   $     (34,261)
                                                                     =============    =============
Fidelity VIP High Income
 Issuance of Units ....................................                  9,897,203    $  13,040,284
 Redemption of Units ..................................                (13,169,865)     (17,435,018)
                                                                     -------------    -------------
  Net increase (decrease) .............................                 (3,272,662)   $  (4,394,734)
                                                                     =============    =============

SEPARATE ACCOUNT VA-K

NOTE 4 - CONTRACT OWNER TRANSACTIONS (Continued)

                                                               ALLMERICA ADVANTAGE AND EXECANNUITY PLUS (Continued)
                                                                             YEAR ENDED DECEMBER 31,
                                                                                       2005
                                                                          ------------------------------
                                                                              UNITS           AMOUNT
                                                                          -------------    -------------
Fidelity VIP Mid Cap Service Class 2
 Issuance of Units .........................................                    372,590    $     550,131
 Redemption of Units .......................................                   (756,051)      (1,104,409)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (383,461)   $    (554,278)
                                                                          =============    =============
Fidelity VIP Overseas
 Issuance of Units .........................................                     95,702    $     141,680
 Redemption of Units .......................................                   (912,899)      (1,422,356)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (817,197)   $  (1,280,676)
                                                                          =============    =============
Fidelity VIP Value Strategies Service Class 2
 Issuance of Units .........................................                    183,622    $     227,677
 Redemption of Units .......................................                   (381,753)        (475,884)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (198,131)   $    (248,207)
                                                                          =============    =============
FT VIP Franklin Growth and Income Securities Class 2
 Issuance of Units .........................................                     71,735    $      80,212
 Redemption of Units .......................................                   (379,739)        (443,332)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (308,004)   $    (363,120)
                                                                          =============    =============
FT VIP Franklin Large Cap Growth Securities Class 2
 Issuance of Units .........................................                    110,167    $     118,448
 Redemption of Units .......................................                    (27,505)         (29,366)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                     82,662    $      89,082
                                                                          =============    =============
FT VIP Franklin Small-Mid Cap Growth Securities Class 2 (b)
 Issuance of Units .........................................                    342,433    $     240,278
 Redemption of Units .......................................                   (787,489)        (566,825)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (445,056)   $    (326,547)
                                                                          =============    =============
FT VIP Mutual Shares Securities Class 2
 Issuance of Units .........................................                  1,188,728    $   1,376,162
 Redemption of Units .......................................                   (382,874)        (454,210)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    805,854    $     921,952
                                                                          =============    =============
FT VIP Templeton Foreign Securities Class 2
 Issuance of Units .........................................                    491,737    $     575,025
 Redemption of Units .......................................                   (258,452)        (301,746)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    233,285    $     273,279
                                                                          =============    =============
Janus Aspen Growth and Income Service Shares
 Issuance of Units .........................................                    294,880    $     240,378
 Redemption of Units .......................................                   (720,224)        (579,893)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (425,344)   $    (339,515)
                                                                          =============    =============
Janus Aspen Large Cap Growth Service Shares (b)
 Issuance of Units .........................................                    293,253    $     165,482
 Redemption of Units .......................................                   (752,067)        (435,839)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (458,814)   $    (270,357)
                                                                          =============    =============

                                                               ALLMERICA ADVANTAGE AND EXECANNUITY PLUS (Continued)
                                                                             YEAR ENDED DECEMBER 31,
                                                                                       2004
                                                                          ------------------------------
                                                                              UNITS           AMOUNT
                                                                          -------------    -------------
Fidelity VIP Mid Cap Service Class 2
 Issuance of Units .........................................                    737,976    $     963,393
 Redemption of Units .......................................                   (437,619)        (542,100)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    300,357    $     421,293
                                                                          =============    =============
Fidelity VIP Overseas
 Issuance of Units .........................................                    177,633    $     251,221
 Redemption of Units .......................................                 (1,175,890)      (1,669,166)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (998,257)   $  (1,417,945)
                                                                          =============    =============
Fidelity VIP Value Strategies Service Class 2
 Issuance of Units .........................................                    498,475    $     588,660
 Redemption of Units .......................................                   (805,227)        (919,222)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (306,752)   $    (330,562)
                                                                          =============    =============
FT VIP Franklin Growth and Income Securities Class 2
 Issuance of Units .........................................                    162,781    $     180,817
 Redemption of Units .......................................                   (641,197)        (701,388)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (478,416)   $    (520,571)
                                                                          =============    =============
FT VIP Franklin Large Cap Growth Securities Class 2
 Issuance of Units .........................................                      8,780    $       9,086
 Redemption of Units .......................................                    (27,698)         (28,816)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    (18,918)   $     (19,730)
                                                                          =============    =============
FT VIP Franklin Small-Mid Cap Growth Securities Class 2 (b)
 Issuance of Units .........................................                    613,210    $     428,304
 Redemption of Units .......................................                 (1,644,973)      (1,134,187)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                 (1,031,763)   $    (705,883)
                                                                          =============    =============
FT VIP Mutual Shares Securities Class 2
 Issuance of Units .........................................                    213,824    $     235,884
 Redemption of Units .......................................                   (445,152)        (478,567)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (231,328)   $    (242,683)
                                                                          =============    =============
FT VIP Templeton Foreign Securities Class 2
 Issuance of Units .........................................                    383,220    $     426,299
 Redemption of Units .......................................                   (315,989)        (347,626)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                     67,231    $      78,673
                                                                          =============    =============
Janus Aspen Growth and Income Service Shares
 Issuance of Units .........................................                    303,760    $     218,666
 Redemption of Units .......................................                 (1,522,664)      (1,098,043)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                 (1,218,904)   $    (879,377)
                                                                          =============    =============
Janus Aspen Large Cap Growth Service Shares (b)
 Issuance of Units .........................................                    247,236    $     144,757
 Redemption of Units .......................................                   (932,737)        (540,982)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (685,501)   $    (396,225)
                                                                          =============    =============

SEPARATE ACCOUNT VA-K

NOTE 4 - CONTRACT OWNER TRANSACTIONS (Continued)

                                                               ALLMERICA ADVANTAGE AND EXECANNUITY PLUS (Continued)
                                                                             YEAR ENDED DECEMBER 31,
                                                                                       2005
                                                                          ------------------------------
                                                                              UNITS           AMOUNT
                                                                          -------------    -------------
MFS Mid Cap Growth Service Class
 Issuance of Units .........................................                      4,518    $       4,641
 Redemption of Units .......................................                   (237,026)        (244,804)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (232,508)   $    (240,163)
                                                                          =============    =============
MFS New Discovery Service Class
 Issuance of Units .........................................                    116,750    $     115,161
 Redemption of Units .......................................                    (72,030)         (72,119)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                     44,720    $      43,042
                                                                          =============    =============
MFS Total Return Service Class
 Issuance of Units .........................................                    305,543    $     349,313
 Redemption of Units .......................................                   (377,174)        (432,545)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    (71,631)   $     (83,232)
                                                                          =============    =============
MFS Utilities Service Class
 Issuance of Units .........................................                    290,133    $     445,751
 Redemption of Units .......................................                   (127,986)        (199,563)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    162,147    $     246,188
                                                                          =============    =============
Oppenheimer Balanced Service Shares
 Issuance of Units .........................................                    435,850    $     517,922
 Redemption of Units .......................................                   (202,751)        (242,638)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    233,099    $     275,284
                                                                          =============    =============
Oppenheimer Capital Appreciation Service Shares
 Issuance of Units .........................................                     50,698    $      53,550
 Redemption of Units .......................................                    (62,033)         (65,016)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    (11,335)   $     (11,466)
                                                                          =============    =============
Oppenheimer Global Securities Service Shares
 Issuance of Units .........................................                    259,781    $     330,676
 Redemption of Units .......................................                   (331,299)        (423,449)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    (71,518)   $     (92,773)
                                                                          =============    =============
Oppenheimer High Income Service Shares
 Issuance of Units .........................................                  1,258,879    $   1,541,911
 Redemption of Units .......................................                 (1,138,808)      (1,392,628)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    120,071    $     149,283
                                                                          =============    =============
Oppenheimer Main Street Service Shares
 Issuance of Units .........................................                     25,155    $      27,104
 Redemption of Units .......................................                   (217,612)        (237,537)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (192,457)   $    (210,433)
                                                                          =============    =============
Pioneer Emerging Markets VCT Class II
 Issuance of Units .........................................                    808,350    $   1,061,942
 Redemption of Units .......................................                 (1,309,717)      (1,690,929)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (501,367)   $    (628,987)
                                                                          =============    =============

                                                               ALLMERICA ADVANTAGE AND EXECANNUITY PLUS (Continued)
                                                                             YEAR ENDED DECEMBER 31,
                                                                                       2004
                                                                          ------------------------------
                                                                              UNITS           AMOUNT
                                                                          -------------    -------------
MFS Mid Cap Growth Service Class
 Issuance of Units .........................................                    188,324    $     186,283
 Redemption of Units .......................................                    (72,717)         (72,769)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    115,607    $     113,514
                                                                          =============    =============
MFS New Discovery Service Class
 Issuance of Units .........................................                     69,990    $      68,786
 Redemption of Units .......................................                   (108,523)        (107,570)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    (38,533)   $     (38,784)
                                                                          =============    =============
MFS Total Return Service Class
 Issuance of Units .........................................                    293,024    $     315,220
 Redemption of Units .......................................                   (627,872)        (675,275)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (334,848)   $    (360,055)
                                                                          =============    =============
MFS Utilities Service Class
 Issuance of Units .........................................                    128,384    $     158,435
 Redemption of Units .......................................                    (37,351)         (45,805)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                     91,033    $     112,630
                                                                          =============    =============
Oppenheimer Balanced Service Shares
 Issuance of Units .........................................                    398,491    $     445,397
 Redemption of Units .......................................                   (103,990)        (116,850)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    294,501    $     328,547
                                                                          =============    =============
Oppenheimer Capital Appreciation Service Shares
 Issuance of Units .........................................                    202,766    $     201,958
 Redemption of Units .......................................                   (139,585)        (139,387)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                     63,181    $      62,571
                                                                          =============    =============
Oppenheimer Global Securities Service Shares
 Issuance of Units .........................................                    583,634    $     648,576
 Redemption of Units .......................................                   (520,259)        (577,761)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                     63,375    $      70,815
                                                                          =============    =============
Oppenheimer High Income Service Shares
 Issuance of Units .........................................                  8,250,743    $   9,984,193
 Redemption of Units .......................................                 (9,197,887)     (11,129,832)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (947,144)   $  (1,145,639)
                                                                          =============    =============
Oppenheimer Main Street Service Shares
 Issuance of Units .........................................                    198,074    $     199,862
 Redemption of Units .......................................                   (283,270)        (283,111)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    (85,196)   $     (83,249)
                                                                          =============    =============
Pioneer Emerging Markets VCT Class II
 Issuance of Units .........................................                    796,347    $     919,442
 Redemption of Units .......................................                   (909,937)        (965,278)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (113,590)   $     (45,836)
                                                                          =============    =============

SEPARATE ACCOUNT VA-K

NOTE 4 - CONTRACT OWNER TRANSACTIONS (Continued)

                                                               ALLMERICA ADVANTAGE AND EXECANNUITY PLUS (Continued)
                                                                             YEAR ENDED DECEMBER 31,
                                                                                       2005
                                                                          ------------------------------
                                                                              UNITS           AMOUNT
                                                                          -------------    -------------
Pioneer Real Estate Shares VCT Class II
 Issuance of Units .........................................                    278,513    $     539,167
 Redemption of Units .......................................                   (631,654)      (1,196,712)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (353,141)   $    (657,545)
                                                                          =============    =============
Scudder Technology Growth Series II Class A
 Issuance of Units .........................................                    364,498    $     158,007
 Redemption of Units .......................................                   (542,067)        (230,415)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (177,569)   $     (72,408)
                                                                          =============    =============
SVS Dreman Financial Services Series II Class A
 Issuance of Units .........................................                    166,771    $     223,997
 Redemption of Units .......................................                   (417,031)        (560,811)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (250,260)   $    (336,814)
                                                                          =============    =============
T. Rowe Price International Stock
 Issuance of Units .........................................                    208,991    $     288,215
 Redemption of Units .......................................                   (978,584)      (1,336,214)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (769,593)   $  (1,047,999)
                                                                          =============    =============

                                                               ALLMERICA ADVANTAGE AND EXECANNUITY PLUS (Continued)
                                                                             YEAR ENDED DECEMBER 31,
                                                                                       2004
                                                                          ------------------------------
                                                                              UNITS           AMOUNT
                                                                          -------------    -------------
Pioneer Real Estate Shares VCT Class II
 Issuance of Units .........................................                    359,743    $     603,845
 Redemption of Units .......................................                   (716,158)      (1,136,089)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (356,415)   $    (532,244)
                                                                          =============    =============
Scudder Technology Growth Series II Class A
 Issuance of Units .........................................                  1,216,004    $     520,290
 Redemption of Units .......................................                 (1,963,699)        (832,412)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (747,695)   $    (312,122)
                                                                          =============    =============
SVS Dreman Financial Services Series II Class A
 Issuance of Units .........................................                    143,580    $     187,220
 Redemption of Units .......................................                   (647,606)        (860,301)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                   (504,026)   $    (673,081)
                                                                          =============    =============
T. Rowe Price International Stock
 Issuance of Units .........................................                    270,926    $     320,698
 Redemption of Units .......................................                 (1,321,050)      (1,586,236)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                 (1,050,124)   $  (1,265,538)
                                                                          =============    =============

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed.  See Note 1.

                                                                            ALLMERICA PREMIER CHOICE
                                                                             YEAR ENDED DECEMBER 31,
                                                                                       2005
                                                                          ------------------------------
                                                                              UNITS           AMOUNT
                                                                          -------------    -------------
AIT Equity Index Service Shares (a)
 Issuance of Units .........................................                          -    $           -
 Redemption of Units .......................................                     (4,485)          (4,780)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                     (4,485)   $      (4,780)
                                                                          =============    =============
AIT Government Bond Service Shares (a)
 Issuance of Units .........................................                          -    $           -
 Redemption of Units .......................................                     (1,959)          (2,112)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                     (1,959)   $      (2,112)
                                                                          =============    =============
AIT Money Market Service Shares (a)
 Issuance of Units .........................................                      3,031    $       3,000
 Redemption of Units .......................................                        (31)             (30)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                      3,000    $       2,970
                                                                          =============    =============
AIT Select Capital Appreciation Service Shares (a)
 Issuance of Units .........................................                          -    $           -
 Redemption of Units .......................................                         (4)              (4)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                         (4)   $          (4)
                                                                          =============    =============
AIT Select Investment Grade Income Service Shares (a)
 Issuance of Units .........................................                          -    $           -
 Redemption of Units .......................................                    (16,323)         (18,051)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    (16,323)   $     (18,051)
                                                                          =============    =============

                                                                            ALLMERICA PREMIER CHOICE
                                                                             YEAR ENDED DECEMBER 31,
                                                                                       2004
                                                                          ------------------------------
                                                                              UNITS           AMOUNT
                                                                          -------------    -------------
AIT Equity Index Service Shares (a)
 Issuance of Units .........................................                          -    $           -
 Redemption of Units .......................................                     (1,818)          (1,820)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                     (1,818)   $      (1,820)
                                                                          =============    =============
AIT Government Bond Service Shares (a)
 Issuance of Units .........................................                        103    $         110
 Redemption of Units .......................................                    (63,205)         (67,916)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    (63,102)   $     (67,806)
                                                                          =============    =============
AIT Money Market Service Shares (a)
 Issuance of Units .........................................                      3,021    $       3,000
 Redemption of Units .......................................                    (61,973)         (61,607)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    (58,952)   $     (58,607)
                                                                          =============    =============
AIT Select Capital Appreciation Service Shares (a)
 Issuance of Units .........................................                          -    $           -
 Redemption of Units .......................................                         (3)              (4)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                         (3)   $          (4)
                                                                          =============    =============
AIT Select Investment Grade Income Service Shares (a)
 Issuance of Units .........................................                        278    $         297
 Redemption of Units .......................................                    (61,308)         (66,345)
                                                                          -------------    -------------
  Net increase (decrease) ..................................                    (61,030)   $     (66,048)
                                                                          =============    =============

SEPARATE ACCOUNT VA-K

NOTE 4 - CONTRACT OWNER TRANSACTIONS (Continued)

                                                               ALLMERICA PREMIER CHOICE (Continued)
                                                                      YEAR ENDED DECEMBER 31,
                                                                               2005
                                                                  ------------------------------
                                                                      UNITS           AMOUNT
                                                                  -------------    -------------
AIT Select Value Opportunity Service Shares (a)
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................            (10,691)         (15,157)
                                                                  -------------    -------------
  Net increase (decrease) ..................................            (10,691)   $     (15,157)
                                                                  =============    =============
AIM V.I. Global Health Care Series I (b)
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................            (11,954)         (11,612)
                                                                  -------------    -------------
  Net increase (decrease) ..................................            (11,954)   $     (11,612)
                                                                  =============    =============
AIM V.I. Premier Equity Series I
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................                 (4)              (3)
                                                                  -------------    -------------
  Net increase (decrease) ..................................                 (4)   $          (3)
                                                                  =============    =============
AllianceBernstein Growth and Income Class B
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................            (11,067)         (12,366)
                                                                  -------------    -------------
  Net increase (decrease) ..................................            (11,067)   $     (12,366)
                                                                  =============    =============
AllianceBernstein Value Class B
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................             (9,433)         (11,411)
                                                                  -------------    -------------
  Net increase (decrease) ..................................             (9,433)   $     (11,411)
                                                                  =============    =============
Eaton Vance VT Floating-Rate Income
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................             (2,074)          (2,130)
                                                                  -------------    -------------
  Net increase (decrease) ..................................             (2,074)   $      (2,130)
                                                                  =============    =============
Fidelity VIP Contrafund Service Class 2
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................            (10,835)         (14,788)
                                                                  -------------    -------------
  Net increase (decrease) ..................................            (10,835)   $     (14,788)
                                                                  =============    =============
Fidelity VIP Equity-Income
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................            (16,202)         (19,262)
                                                                  -------------    -------------
  Net increase (decrease) ..................................            (16,202)   $     (19,262)
                                                                  =============    =============
Fidelity VIP Growth
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................                 (4)              (3)
                                                                  -------------    -------------
  Net increase (decrease) ..................................                 (4)   $          (3)
                                                                  =============    =============
Fidelity VIP High Income
 Issuance of Units .........................................                 57    $          75
 Redemption of Units .......................................             (1,598)          (2,209)
                                                                  -------------    -------------
  Net increase (decrease) ..................................             (1,541)   $      (2,134)
                                                                  =============    =============

                                                               ALLMERICA PREMIER CHOICE (Continued)
                                                                      YEAR ENDED DECEMBER 31,
                                                                               2004
                                                                  ------------------------------
                                                                      UNITS           AMOUNT
                                                                  -------------    -------------
AIT Select Value Opportunity Service Shares (a)
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................            (12,072)         (15,204)
                                                                  -------------    -------------
  Net increase (decrease) ..................................            (12,072)   $     (15,204)
                                                                  =============    =============
AIM V.I. Global Health Care Series I (b)
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................            (13,202)         (12,193)
                                                                  -------------    -------------
  Net increase (decrease) ..................................            (13,202)   $     (12,193)
                                                                  =============    =============
AIM V.I. Premier Equity Series I
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................                 (4)              (3)
                                                                  -------------    -------------
  Net increase (decrease) ..................................                 (4)   $          (3)
                                                                  =============    =============
AllianceBernstein Growth and Income Class B
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................            (12,222)         (12,662)
                                                                  -------------    -------------
  Net increase (decrease) ..................................            (12,222)   $     (12,662)
                                                                  =============    =============
AllianceBernstein Value Class B
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................                  -                -
                                                                  -------------    -------------
  Net increase (decrease) ..................................                  -    $           -
                                                                  =============    =============
Eaton Vance VT Floating-Rate Income
 Issuance of Units .........................................                 94    $          95
 Redemption of Units .......................................               (236)            (239)
                                                                  -------------    -------------
  Net increase (decrease) ..................................               (142)   $        (144)
                                                                  =============    =============
Fidelity VIP Contrafund Service Class 2
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................            (11,965)         (14,220)
                                                                  -------------    -------------
  Net increase (decrease) ..................................            (11,965)   $     (14,220)
                                                                  =============    =============
Fidelity VIP Equity-Income
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................               (413)            (450)
                                                                  -------------    -------------
  Net increase (decrease) ..................................               (413)   $        (450)
                                                                  =============    =============
Fidelity VIP Growth
 Issuance of Units .........................................                  -    $           -
 Redemption of Units .......................................             (2,978)          (2,824)
                                                                  -------------    -------------
  Net increase (decrease) ..................................             (2,978)   $      (2,824)
                                                                  =============    =============
Fidelity VIP High Income
 Issuance of Units .........................................                 17    $          21
 Redemption of Units .......................................            (11,095)         (14,236)
                                                                  -------------    -------------
  Net increase (decrease) ..................................            (11,078)   $     (14,215)
                                                                  =============    =============

SEPARATE ACCOUNT VA-K

NOTE 4 - CONTRACT OWNER TRANSACTIONS (Continued)

                                                                   ALLMERICA PREMIER CHOICE (Continued)
                                                                          YEAR ENDED DECEMBER 31,
                                                                                    2005
                                                                       -----------------------------
                                                                           UNITS          AMOUNT
                                                                       -------------   -------------
FT VIP Franklin Small-Mid Cap Growth Securities Class 2 (b)
 Issuance of Units .........................................                       -   $           -
 Redemption of Units .......................................                      (3)             (4)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                      (3)  $          (4)
                                                                       =============   =============
MFS Utilities Service Class
 Issuance of Units .........................................                       -   $           -
 Redemption of Units .......................................                    (643)           (900)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                    (643)  $        (900)
                                                                       =============   =============
Pioneer Emerging Markets VCT Class II
 Issuance of Units .........................................                       -   $           -
 Redemption of Units .......................................                  (1,041)         (1,839)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                  (1,041)  $      (1,839)
                                                                       =============   =============
SVS Dreman Financial Services Series II Class A
 Issuance of Units .........................................                       -   $           -
 Redemption of Units .......................................                    (200)           (247)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                    (200)  $        (247)
                                                                       =============   =============
T. Rowe Price International Stock
 Issuance of Units .........................................                       -   $           -
 Redemption of Units .......................................                    (166)           (191)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                    (166)  $        (191)
                                                                       =============   =============

                                                                   ALLMERICA PREMIER CHOICE (Continued)
                                                                          YEAR ENDED DECEMBER 31,
                                                                                    2004
                                                                       -----------------------------
                                                                          UNITS           AMOUNT
                                                                       -------------   -------------
FT VIP Franklin Small-Mid Cap Growth Securities Class 2 (b)
 Issuance of Units .........................................                       -   $           -
 Redemption of Units .......................................                      (3)             (4)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                      (3)  $          (4)
                                                                       =============   =============
MFS Utilities Service Class
 Issuance of Units .........................................                     643   $         750
 Redemption of Units .......................................                       -               -
                                                                       -------------   -------------
  Net increase (decrease) ..................................                     643   $         750
                                                                       =============   =============
Pioneer Emerging Markets VCT Class II
 Issuance of Units .........................................                   1,041   $       1,699
 Redemption of Units .......................................                       -               -
                                                                       -------------   -------------
  Net increase (decrease) ..................................                   1,041   $       1,699
                                                                       =============   =============
SVS Dreman Financial Services Series II Class A
 Issuance of Units .........................................                       -             $ -
 Redemption of Units .......................................                    (505)           (618)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                    (505)  $        (618)
                                                                       =============   =============
T. Rowe Price International Stock
 Issuance of Units .........................................                     166   $         182
 Redemption of Units .......................................                       -               -
                                                                       -------------   -------------
  Net increase (decrease) ..................................                     166   $         182
                                                                       =============   =============

(a)  Subsequent event.  See Notes 1 and 7.
(b)  Name changed.  See Note 1.

                                                               ALLMERICA PREMIER CHOICE WITH OPTIONAL RIDER
                                                                          YEAR ENDED DECEMBER 31,
                                                                                    2005
                                                                       -----------------------------
                                                                          UNITS           AMOUNT
                                                                       -------------   -------------
AIT Core Equity Service Shares (a)
 Issuance of Units .........................................                       -   $           -
 Redemption of Units .......................................                      (1)             (1)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                      (1)  $          (1)
                                                                       =============   =============
AIT Government Bond Service Shares (a)
 Issuance of Units .........................................                       -   $           -
 Redemption of Units .......................................                      (2)             (2)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                      (2)  $          (2)
                                                                       =============   =============
AIT Select Growth Service Shares (a)
 Issuance of Units .........................................                       -   $           -
 Redemption of Units .......................................                      (1)             (1)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                      (1)  $          (1)
                                                                       =============   =============
AllianceBernstein Lage Cap Growth Class B (b)
 Issuance of Units .........................................                       -   $           -
 Redemption of Units .......................................                      (1)             (1)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                      (1)  $          (1)
                                                                       =============   =============

                                                               ALLMERICA PREMIER CHOICE WITH OPTIONAL RIDER
                                                                          YEAR ENDED DECEMBER 31,
                                                                                    2004
                                                                       -----------------------------
                                                                          UNITS           AMOUNT
                                                                       -------------   -------------
AIT Core Equity Service Shares (a)
 Issuance of Units .........................................                       -   $           -
 Redemption of Units .......................................                  (1,787)         (1,674)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                  (1,787)  $      (1,674)
                                                                       =============   =============
AIT Government Bond Service Shares (a)
 Issuance of Units .........................................                       -   $           -
 Redemption of Units .......................................                 (26,839)        (28,682)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                 (26,839)  $     (28,682)
                                                                       =============   =============
AIT Select Growth Service Shares (a)
 Issuance of Units .........................................                       -   $           -
 Redemption of Units .......................................                  (1,860)         (1,558)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                  (1,860)  $      (1,558)
                                                                       =============   =============
AllianceBernstein Lage Cap Growth Class B (b)
 Issuance of Units .........................................                       -   $           -
 Redemption of Units .......................................                  (2,603)         (2,057)
                                                                       -------------   -------------
  Net increase (decrease) ..................................                  (2,603)  $      (2,057)
                                                                       =============   =============

SEPARATE ACCOUNT VA-K

NOTE 4 - CONTRACT OWNER TRANSACTIONS (Continued)

                                                ALLMERICA PREMIER CHOICE WITH OPTIONAL RIDER (Continued)
                                                                 YEAR ENDED DECEMBER 31,
                                                           2005                          2004
                                                --------------------------    --------------------------
                                                   UNITS         AMOUNT          UNITS         AMOUNT
                                                -----------    -----------    -----------    -----------
Fidelity VIP Equity-Income
 Issuance of Units ..........................             1    $         1              -    $         -
 Redemption of Units ........................             -              -         (1,620)        (1,731)
                                                -----------    -----------    -----------    -----------
  Net increase (decrease) ...................             1    $         1         (1,620)   $    (1,731)
                                                ===========    ===========    ===========    ===========

Oppenheimer High Income Service Shares
 Issuance of Units ..........................             -    $         -              -    $         -
 Redemption of Units ........................            (1)            (1)          (935)        (1,099)
                                                -----------    -----------    -----------    -----------
  Net increase (decrease) ...................            (1)   $        (1)          (935)   $    (1,099)
                                                ===========    ===========    ===========    ===========

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2005 were as follows:

                        INVESTMENT PORTFOLIO                              PURCHASES        SALES
                        --------------------                              ---------        -----
AIT Core Equity Service Shares (a)                                       $    273,419   $  3,383,887
AIT Equity Index Service Shares (a)                                           303,570      6,461,915
AIT Government Bond Service Shares (a)                                        667,020      2,533,849
AIT Money Market Service Shares (a)                                         1,497,410      4,965,043
AIT Select Capital Appreciation Service Shares (a)                          2,151,984      2,746,938
AIT Select Growth Service Shares (a)                                          176,686      4,716,249
AIT Select International Equity Service Shares (a)                            480,398      2,640,694
AIT Select Investment Grade Income Service Shares (a)                         767,227      1,955,654
AIT Select Value Opportunity Service Shares (a)                             2,996,832      4,596,239
AIM V.I. Aggressive Growth Series I                                            15,866        428,924
AIM V.I. Basic Value Series II                                                504,045        589,850
AIM V.I. Blue Chip Series I                                                    37,575        121,443
AIM V.I. Capital Development Series II                                         25,042          9,686
AIM V.I. Global Health Care Series I (b)                                       98,699        775,429
AIM V.I. Premier Equity Series I                                               61,066        398,371
AllianceBernstein Growth and Income Class B                                   303,444      1,927,862
AllianceBernstein Large Cap Growth Class B (b)                                327,991        565,056
AllianceBernstein Small/Mid-Cap Value Class B (b)                             475,185        590,876
AllianceBernstein Value Class B                                               204,533        550,151
Delaware VIP Growth Opportunities Service Class                                 6,437        270,658
Delaware VIP International Value Equity                                       522,679      1,468,172
Eaton Vance VT Floating-Rate Income                                           165,359        167,450
Fidelity VIP Asset Manager                                                    213,299      1,158,496
Fidelity VIP Contrafund Service Class 2                                     1,146,336        800,251
Fidelity VIP Equity-Income                                                  1,405,899      5,682,642
Fidelity VIP Growth                                                           281,180      6,081,679
Fidelity VIP Growth Opportunities Service Class 2                              12,328         73,955
Fidelity VIP High Income                                                    3,815,535      5,099,615
Fidelity VIP Mid Cap Service Class 2                                          420,316        972,544
Fidelity VIP Overseas                                                         147,256      1,431,414
Fidelity VIP Value Strategies Service Class 2                                 222,775        448,613

SEPARATE ACCOUNT VA-K

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS (Continued)

                        INVESTMENT PORTFOLIO                               PURCHASES       SALES
                        --------------------                               ---------       ------
FT VIP Franklin Growth and Income Securities Class 2                     $     78,588   $    423,383
FT VIP Franklin Large Cap Growth Securities Class 2                           119,110         32,096
FT VIP Franklin Small-Mid Cap Growth Securities Class 2 (b)                    79,260        434,119
FT VIP Mutual Shares Securities Class 2                                     1,298,810        378,906
FT VIP Templeton Foreign Securities Class 2                                   447,551        176,325
Janus Aspen Growth and Income Service Shares                                  227,145        586,089
Janus Aspen Large Cap Growth Service Shares (b)                               148,599        435,971
MFS Mid Cap Growth Service Class                                                1,551        244,809
MFS New Discovery Service Class                                               101,509         62,870
MFS Total Return Service Class                                                383,964        406,224
MFS Utilities Service Class                                                   405,850        165,133
Oppenheimer Balanced Service Shares                                           546,864        239,059
Oppenheimer Capital Appreciation Service Shares                                50,789         64,356
Oppenheimer Global Securities Service Shares                                  281,074        383,626
Oppenheimer High Income Service Shares                                      1,491,289      1,303,259
Oppenheimer Main Street Service Shares                                         33,170        244,817
Pioneer Emerging Markets VCT Class II                                         905,838      1,549,019
Pioneer Real Estate Shares VCT Class II                                       568,359      1,115,731
Scudder Technology Growth Series II Class A                                   130,718        213,379
SVS Dreman Financial Services Series II Class A                               209,057        537,273
T. Rowe Price International Stock                                             249,250      1,289,696

(a)  Subsequent event. See Notes 1 and 7.
(b)  Name changed. See Note 1.

SEPARATE ACCOUNT VA-K

NOTE 6 - FINANCIAL HIGHLIGHTS

     A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2005 is as follows:

                                                        AT DECEMBER 31
                                                        --------------
                                                      UNIT     UNIT
                                                     VALUE     VALUE      NET
                                            UNITS    LOWEST   HIGHEST    ASSETS
                                           (000s)    ($) (4)  ($) (4)    ($000s)
                                           -------  --------  --------   -------
AIT CORE EQUITY SERVICE SHARES (e)
2005                                         3,066  1.077543  2.346865     7,196
2004                                         4,443  1.033333  2.246004     9,979
2003                                         6,398  0.951626  2.064219    13,205
2002                                         8,403  0.757848  1.640556    13,781
2001                                        10,749  1.006631  2.174676    23,370
AIT EQUITY INDEX SERVICE SHARES (e)
2005                                         6,274  1.094925  2.755811    17,102
2004                                         8,590  1.064930  2.678961    22,824
2003                                        11,639  0.979971  2.463993    28,501
2002                                         9,646  0.777015  1.955932    18,825
2001                                        11,963  1.015741  2.551646    30,518
AIT GOVERNMENT BOND SERVICE SHARES (e)
2005                                         3,174  1.070716  1.571045     4,983
2004                                         4,436  1.072055  1.569816     6,960
2003                                         7,402  1.067452  1.559902    11,498
2002                                        11,558  1.067541  1.556871    17,923
2001                                         5,463  0.993283  1.445643     7,896
AIT MONEY MARKET SERVICE SHARES (e)
2005                                         3,992  1.000790  1.337709     5,336
2004                                         6,666  0.988995  1.321216     8,804
2003                                        10,415  0.994929  1.328515    13,814
2002                                        20,231  1.000176  1.337398    26,643
2001                                        16,157  1.000398  1.334848    21,566

                                                      FOR THE YEAR ENDED DECEMBER 31
                                                      ------------------------------
                                          INVESTMENT  EXPENSE  EXPENSE     TOTAL       TOTAL
                                            INCOME     RATIO    RATIO     RETURN      RETURN
                                            RATIO     LOWEST   HIGHEST    LOWEST      HIGHEST
                                           (%) (1)    (%) (2)  (%) (2)  (%) (3)(4)   (%) (3)(4)
                                          ----------  -------  -------  ----------  -----------
AIT CORE EQUITY SERVICE SHARES (e)
2005                                            0.76     1.45     1.65        4.28         4.49
2004                                            1.01     1.45     1.65        8.59         8.81
2003                                            0.86     1.45     1.65       25.57        25.82
2002                                            0.81     1.45     1.65      -24.71       -24.56
2001                                            0.72     1.45     1.65      -18.08         0.67(a)
AIT EQUITY INDEX SERVICE SHARES (e)
2005                                            1.35     1.45     1.50        2.82         2.87
2004                                            1.52     1.45     1.50        8.67         8.72
2003                                            1.30     1.45     1.50       25.91        25.98
2002                                            1.18     1.45     1.65      -23.50       -23.35
2001                                            0.98     1.45     1.65      -13.29         1.59(a)
AIT GOVERNMENT BOND SERVICE SHARES (e)
2005                                            3.41     1.45     1.65       -0.12         0.08
2004                                            3.64     1.45     1.65        0.43         0.64
2003                                            3.78     1.45     1.65       -0.01         0.19
2002                                            4.05     1.45     1.65        7.48         7.69
2001                                            5.18     1.45     1.65       -0.67         6.07(a)
AIT MONEY MARKET SERVICE SHARES (e)
2005                                            2.59     1.45     1.50        1.19         1.25
2004                                            0.86     1.45     1.50       -0.60        -0.55
2003                                            0.82     1.45     1.50       -0.71        -0.66
2002                                            1.64     1.45     1.65       -0.02         0.19
2001                                            4.06     1.45     1.65        0.04         2.77(a)

SEPARATE ACCOUNT VA-K

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                    AT DECEMBER 31
                                                                    --------------
                                                                   UNIT     UNIT
                                                                   VALUE    VALUE      NET
                                                          UNITS   LOWEST   HIGHEST    ASSETS
                                                         (000s)  ($) (4)   ($) (4)    ($000s)
                                                         ------  --------  --------  --------
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES (e)
2005                                                      2,489  1.490198  3.338792     8,307
2004                                                      3,323  1.319199  2.954184     9,812
2003                                                      4,641  1.129011  2.527004    11,724
2002                                                      5,259  0.819051  1.835314     9,645
2001                                                      6,284  1.062242  2.375406    14,923
AIT SELECT GROWTH SERVICE SHARES (e)
2005                                                      6,480  0.994539  2.108555    13,664
2004                                                      8,702  0.941697  1.992485    17,339
2003                                                     11,852  0.891178  1.881774    22,301
2002                                                      8,362  0.717518  1.512001    12,640
2001                                                     11,272  1.007676  2.119131    23,881
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES (e)
2005                                                      3,843  1.277718  1.807528     6,946
2004                                                      5,148  1.155724  1.631635     8,400
2003                                                      7,241  1.026583  1.446372    10,472
2002                                                      8,966  0.816944  1.148681    10,296
2001                                                     11,034  1.030197  1.445589    15,949
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (e)
2005                                                      3,471  1.096379  1.698228     5,892
2004                                                      4,301  1.094597  1.692030     7,265
2003                                                      6,853  1.070386  1.651251    11,266
2002                                                      7,506  1.053491  1.621891    12,102
2001                                                      6,467  0.990568  1.521928     9,840
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES (e)
2005                                                      3,313  1.496869  3.415833    11,256
2004                                                      4,618  1.419979  3.233810    14,858
2003                                                      5,817  1.209720  2.749390    15,895
2002                                                      7,348  0.888547  2.015361    14,694
2001                                                      8,182  1.079629  2.443804    19,963

                                                                     FOR THE YEAR ENDED DECEMBER 31
                                                                     ------------------------------
                                                          INVESTMENT  EXPENSE  EXPENSE     TOTAL      TOTAL
                                                           INCOME     RATIO    RATIO       RETURN     RETURN
                                                             RATIO    LOWEST   HIGHEST     LOWEST     HIGHEST
                                                             (%) (1)  (%) (2)  (%) (2)  (%) (3)(4)  (%) (3)(4)
                                                          ----------  -------  -------  ----------  ----------
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES (e)
2005                                                             N/A     1.45     1.50       12.96       13.02
2004                                                             N/A     1.45     1.50       16.85       16.90
2003                                                             N/A     1.45     1.50       37.62       37.69
2002                                                             N/A     1.45     1.65      -22.89      -22.74
2001                                                             N/A     1.45     1.65       -2.56        6.24(a)
AIT SELECT GROWTH SERVICE SHARES (e)
2005                                                            0.24     1.45     1.65        5.61        5.83
2004                                                             N/A     1.45     1.65        5.67        5.88
2003                                                            0.05     1.45     1.65       24.20       24.46
2002                                                            0.16     1.45     1.65      -28.79      -28.65
2001                                                             N/A     1.45     1.65      -25.80        0.78(a)
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES (e)
2005                                                            1.40     1.45     1.65       10.56       10.78
2004                                                            1.21     1.45     1.65       12.58       12.81
2003                                                            0.79     1.45     1.65       25.66       25.92
2002                                                            1.53     1.45     1.65      -20.70      -20.54
2001                                                            1.56     1.45     1.65      -22.66        3.03(a)
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (e)
2005                                                            4.64     1.45     1.65        0.16        0.37
2004                                                            5.14     1.45     1.65        2.26        2.47
2003                                                            4.44     1.45     1.65        1.60        1.81
2002                                                            5.37     1.45     1.65        6.35        6.57
2001                                                            5.96     1.45     1.65       -0.94        6.38(a)
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES (e)
2005                                                            0.00     1.45     1.65        5.41        5.63
2004                                                            0.06     1.45     1.65       17.38       17.62
2003                                                            0.12     1.45     1.65       36.15       36.42
2002                                                            0.62     1.45     1.65      -17.70      -17.53
2001                                                            0.61     1.45     1.65        7.96       11.05(a)

SEPARATE ACCOUNT VA-K

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                            AT DECEMBER 31
                                                            --------------
                                                           UNIT       UNIT
                                                           VALUE     VALUE      NET
                                                  UNITS    LOWEST    HIGHEST   ASSETS
                                                  (000s)  ($) (4)   ($) (4)    ($000s)
                                                  ------  --------  --------  --------
AIM V.I. AGGRESSIVE GROWTH SERIES I
2005                                               1,299  0.724321  0.724321       941
2004                                               1,886  0.695053  0.695053     1,311
2003                                               2,299  0.630818  0.630818     1,450
2002                                               3,022  0.505302  0.790085     1,528
2001                                               3,836  0.663023  1.037223     2,545
AIM V.I. BASIC VALUE SERIES II
2005                                               1,258  1.129934  1.129934     1,422
2004                                               1,323  1.087524  1.087524     1,439
2003                                               2,045  0.995622  0.995622     2,037
2002                                               1,538  0.756901  0.757930     1,166
2001                                                 N/A       N/A       N/A       N/A
AIM V.I. BLUE CHIP SERIES I
2005                                                 261  0.948842  0.810775       212
2004                                                 365  0.932141  0.794890       290
2003                                                 551  0.905462  0.770566       425
2002                                                 375  0.624805  0.736900       236
2001                                                  95  0.858678  1.013235        82
AIM V.I. CAPITAL DEVELOPMENT SERIES II
2005                                                  76  1.206224  1.206224        92
2004                                                  62  1.120162  1.120162        69
2003                                                  60  0.986096  0.986096        59
2002                                                  44  0.739874  0.740887        33
2001                                                 N/A       N/A       N/A       N/A
AIM V.I. GLOBAL HEALTH CARE SERIES I (d)
2005                                               2,104  1.032232  1.016000     2,138
2004                                               2,780  0.968992  0.953269     2,651
2003                                               3,555  0.914526  0.899228     3,198
2002                                               3,992  0.714069  0.726581     2,852
2001                                               4,431  0.959110  0.976417     4,250

                                                              FOR THE YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                                  INVESTMENT  EXPENSE   EXPENSE     TOTAL        TOTAL
                                                    INCOME     RATIO     RATIO      RETURN      RETURN
                                                     RATIO     LOWEST   HIGHEST     LOWEST      HIGHEST
                                                    (%) (1)   (%) (2)   (%) (2)   (%) (3)(4)  (%) (3)(4)
                                                  ----------  --------  --------  ----------  ----------
AIM V.I. AGGRESSIVE GROWTH SERIES I
2005                                                     N/A    1.45      1.45          4.21        4.21
2004                                                     N/A    1.45      1.45         10.18       10.18
2003                                                     N/A    1.45      1.45           N/A       24.84
2002                                                     N/A    1.45      1.65        -23.94      -23.79
2001                                                     N/A    1.45      1.65        -27.14        3.72
AIM V.I. BASIC VALUE SERIES II
2005                                                     N/A    1.45      1.45          3.90        3.90
2004                                                     N/A    1.45      1.45          9.23        9.23
2003                                                     N/A    1.45      1.45           N/A       31.36
2002                                                     N/A    1.45      1.65        -24.31      -24.21(c)
2001                                                     N/A    N/A       N/A            N/A         N/A
AIM V.I. BLUE CHIP SERIES I
2005                                                    0.54    1.45      1.65          1.79        2.00
2004                                                    0.09    1.45      1.65          2.95        3.16
2003                                                     N/A    1.45      1.65         23.08       23.33
2002                                                     N/A    1.45      1.65        -27.38      -27.24
2001                                                    0.06    1.45      1.65        -14.13        1.32(b)
AIM V.I. CAPITAL DEVELOPMENT SERIES II
2005                                                     N/A    1.45      1.45          7.68        7.68
2004                                                     N/A    1.45      1.45         13.60       13.60
2003                                                     N/A    1.45      1.45           N/A       33.10
2002                                                     N/A    1.45      1.65        -26.01      -25.91(c)
2001                                                     N/A     N/A      N/A            N/A         N/A
AIM V.I. GLOBAL HEALTH CARE SERIES I (d)
2005                                                     N/A    1.45      1.50          6.53        6.58
2004                                                     N/A    1.45      1.50          5.96        6.01
2003                                                     N/A    1.45      1.50         25.87       25.93
2002                                                     N/A    1.45      1.65        -25.70      -25.55
2001                                                    0.41    1.45      1.65        -13.85       -2.36

SEPARATE ACCOUNT VA-K

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                    AT DECEMBER 31
                                                                    --------------
                                                                    UNIT       UNIT
                                                                    VALUE      VALUE    NET
                                                           UNITS    LOWEST   HIGHEST   ASSETS
                                                           (000s)  ($) (4)    ($) (4)  ($000s)
                                                           ------  --------  --------  -------
AIM V.I. PREMIER EQUITY SERIES I
2005                                                        1,903  0.934173  0.699981    1,333
2004                                                        2,395  0.897637  0.672258    1,611
2003                                                        3,022  0.861578  0.644928    1,950
2002                                                        3,846  0.523188  0.699294    2,013
2001                                                        4,918  0.761244  1.017991    3,745
ALLIANCEBERNSTEIN GROWTH AND INCOME CLASS B
2005                                                        4,391  1.148981  1.171676    5,144
2004                                                        5,813  1.115220  1.136669    6,606
2003                                                        7,786  1.017958  1.037013    8,073
2002                                                        9,060  0.780534  0.796055    7,211
2001                                                        7,896  1.020972  1.039153    8,205
ALLIANCEBERNSTEIN LARGE CAP GROWTH CLASS B (d)
2005                                                        3,207  1.011420  0.657908    2,110
2004                                                        3,532  0.895471  0.581311    2,053
2003                                                        5,056  0.840354  0.544425    2,753
2002                                                        5,122  0.447785  0.693731    2,295
2001                                                        5,329  0.657009  1.018393    3,503
ALLIANCEBERNSTEIN SMALL/MID CAP VALUE CLASS B (d)
2005                                                        1,232  1.414500  1.414500    1,743
2004                                                        1,368  1.346046  1.346046    1,841
2003                                                        1,720  1.147060  1.147060    1,973
2002                                                        1,225  0.824984  0.826104    1,012
2001                                                          N/A       N/A       N/A      N/A
ALLIANCEBERNSTEIN VALUE CLASS B
2005                                                          711  1.236839  1.236839      879
2004                                                        1,015  1.188196  1.189815    1,208
2003                                                        1,302  1.063989  1.064898    1,387
2002                                                          944  0.839994  0.841146      794
2001                                                          N/A       N/A       N/A      N/A

                                                                      FOR THE YEAR ENDED DECEMBER 31
                                                                      ------------------------------
                                                          INVESTMENT  EXPENSE  EXPENSE   TOTAL        TOTAL
                                                            INCOME     RATIO    RATIO   RETURN        RETURN
                                                             RATIO    LOWEST   HIGHEST  LOWEST        HIGHEST
                                                            (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%) (3)(4)
                                                          ----------  -------  -------  ----------  -----------
AIM V.I. PREMIER EQUITY SERIES I
2005                                                            0.79     1.45     1.50        4.07         4.12
2004                                                            0.42     1.45     1.50        4.19         4.24
2003                                                            0.29     1.45     1.50       23.21        23.27
2002                                                            0.29     1.45     1.65      -31.41       -31.27
2001                                                            0.15     1.45     1.65      -13.83         1.80
ALLIANCEBERNSTEIN GROWTH AND INCOME CLASS B
2005                                                            1.28     1.45     1.50        3.03         3.08
2004                                                            0.71     1.45     1.50        9.55         9.61
2003                                                            0.84     1.45     1.50       30.20        30.27
2002                                                            0.58     1.45     1.65      -23.55       -23.39
2001                                                            0.53     1.45     1.65       -1.30         2.11
ALLIANCEBERNSTEIN LARGE CAP GROWTH CLASS B (d)
2005                                                             N/A     1.45     1.65       12.95        13.18
2004                                                             N/A     1.45     1.65        6.56         6.78
2003                                                             N/A     1.45     1.65       21.33        21.58
2002                                                             N/A     1.45     1.65      -31.98       -31.84
2001                                                             N/A     1.45     1.65      -18.60         1.84
ALLIANCEBERNSTEIN SMALL/MID CAP VALUE CLASS B (d)
2005                                                            0.58     1.45     1.45        5.09         5.09
2004                                                            0.08     1.45     1.45       17.35        17.35
2003                                                            0.51     1.45     1.45         N/A        38.85
2002                                                            0.08     1.45     1.65      -17.50       -17.39(c)
2001                                                             N/A      N/A     N/A          N/A          N/A
ALLIANCEBERNSTEIN VALUE CLASS B
2005                                                            1.26     1.45     1.45        3.95         3.95
2004                                                            0.91     1.45     1.50       11.67        11.73
2003                                                            0.72     1.45     1.50       26.54        26.60
2002                                                            0.02     1.45     1.65      -16.00       -15.89(c)
2001                                                             N/A      N/A     N/A          N/A          N/A

SEPARATE ACCOUNT VA-K

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                      AT DECEMBER 31
                                                                      --------------
                                                                      UNIT      UNIT
                                                                      VALUE     VALUE    NET
                                                            UNITS     LOWEST   HIGHEST  ASSETS
                                                           (000s)    ($) (4)   ($) (4)  ($000s)
                                                          --------  --------  --------  -------
DELAWARE VIP GROWTH OPPORTUNITIES SERVICE CLASS
2005                                                           433  0.886182  0.886182      383
2004                                                           753  0.808678  0.808678      609
2003                                                           978  0.731821  0.731821      716
2002                                                         1,133  0.527169  0.786408      598
2001                                                         1,582  0.714073  1.065770    1,131
DELAWARE VIP INTERNATIONAL VALUE EQUITY
2005                                                         1,874  2.439799  2.439799    4,573
2004                                                         2,322  2.193278  2.193278    5,092
2003                                                         2,975  1.827385  1.827385    5,437
2002                                                         3,577  0.897482  1.292719    4,622
2001                                                         4,211  1.018508  1.464061    6,163
EATON VANCE VT FLOATING-RATE INCOME
2005                                                           701  1.043686  1.043686      732
2004                                                           721  1.014175  1.019663      736
2003                                                           707  1.001244  1.006177      712
2002                                                           524  0.985673  0.991674      520
2001                                                           564  0.999061  1.003146      566
FIDELITY VIP ASSET MANAGER
2005                                                         1,924  1.891150  1.891150    3,639
2004                                                         2,474  1.844390  1.844390    4,563
2003                                                         3,561  1.774475  1.774475    6,320
2002                                                         3,843  0.907133  1.526230    5,863
2001                                                         4,400  1.010565  1.696780    7,463
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
2005                                                         2,736  1.503496  1.388774    3,803
2004                                                         2,434  1.308551  1.208085    2,945
2003                                                         2,638  1.153595  1.064492    2,813
2002                                                         2,468  0.842578  0.913567    2,085
2001                                                           183  0.945816  1.026036      175

                                                                     FOR THE YEAR ENDED DECEMBER 31
                                                                     ------------------------------
                                                          INVESTMENT  EXPENSE  EXPENSE    TOTAL       TOTAL
                                                            INCOME     RATIO    RATIO     RETURN      RETURN
                                                             RATIO    LOWEST   HIGHEST    LOWEST      HIGHEST
                                                            (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%) (3)(4)
                                                          ----------  -------  -------  ----------   ---------
DELAWARE VIP GROWTH OPPORTUNITIES SERVICE CLASS
2005                                                             N/A     1.45     1.45        9.58        9.58
2004                                                             N/A     1.45     1.45       10.50       10.50
2003                                                             N/A     1.45     1.45         N/A       38.82
2002                                                           13.85     1.45     1.65      -26.32      -26.17
2001                                                             N/A     1.45     1.65      -17.16        6.58
DELAWARE VIP INTERNATIONAL VALUE EQUITY
2005                                                            1.61     1.45     1.45       11.24       11.24
2004                                                            2.80     1.45     1.45       20.02       20.02
2003                                                            2.45     1.45     1.45         N/A       41.36
2002                                                            7.71     1.45     1.65      -11.88      -11.70
2001                                                            2.61     1.45     1.65      -14.10        1.86
EATON VANCE VT FLOATING-RATE INCOME
2005                                                            3.99     1.45     1.45        2.36        2.36
2004                                                            2.49     1.45     1.50        1.29        1.34
2003                                                            2.20     1.45     1.50        1.41        1.46
2002                                                            0.33     1.45     1.65       -1.34       -1.14
2001                                                            2.12     1.45     1.65       -0.09        0.32(b)
FIDELITY VIP ASSET MANAGER
2005                                                            2.92     1.45     1.45        2.54        2.54
2004                                                            3.09     1.45     1.45        3.94        3.94
2003                                                            3.51     1.45     1.45         N/A       16.27
2002                                                            4.10     1.45     1.65      -10.24      -10.05
2001                                                            4.46     1.45     1.65       -5.48        1.07
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
2005                                                            0.12     1.45     1.50       14.90       14.96
2004                                                            0.22     1.45     1.50       13.43       13.49
2003                                                            0.30     1.45     1.50       26.27       26.34
2002                                                            0.14     1.45     1.65      -11.10      -10.92
2001                                                             N/A     1.45     1.65        2.59        6.95(b)

SEPARATE ACCOUNT VA-K

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                      AT DECEMBER 31
                                                                      --------------
                                                                     UNIT       UNIT
                                                                     VALUE     VALUE     NET
                                                           UNITS    LOWEST    HIGHEST   ASSETS
                                                          (000s)    ($) (4)   ($) (4)  ($000s)
                                                          -------  --------  --------  -------
FIDELITY VIP EQUITY-INCOME
2005                                                        6,103  1.228252  2.829097   17,265
2004                                                        7,983  1.179672  2.711681   21,621
2003                                                       10,797  1.075462  2.467128   26,611
2002                                                       13,182  0.839013  1.920815   25,311
2001                                                       15,472  1.027168  2.346796   36,306
FIDELITY VIP GROWTH
2005                                                        6,952  0.962143  2.504844   17,408
2004                                                        9,333  0.924658  2.402391   22,418
2003                                                       11,916  0.909447  2.358083   28,088
2002                                                       13,842  0.696048  1.801113   24,858
2001                                                       16,964  1.012582  2.614858   44,353
FIDELITY VIP GROWTH OPPORTUNTIES SERVICE CLASS 2
2005                                                          201  0.822692  0.822692      165
2004                                                          280  0.768146  0.768146      215
2003                                                          331  0.729208  0.729208      241
2002                                                          478  0.571794  0.780814      274
2001                                                          474  0.743936  1.016411      354
FIDELITY VIP HIGH INCOME
2005                                                        3,503  1.440999  1.440999    5,047
2004                                                        4,975  1.377236  1.423746    7,083
2003                                                        8,258  1.275820  1.318242   10,886
2002                                                        8,200  1.016085  1.051049    8,618
2001                                                       10,899  0.998727  1.031003   11,237
FIDELITY VIP MID CAP SERVICE CLASS 2
2005                                                        1,263  1.668745  1.668745    2,108
2004                                                        1,647  1.434784  1.434784    2,363
2003                                                        1,347  1.167914  1.167914    1,573
2002                                                        1,173  0.856026  0.857189    1,005
2001                                                          N/A       N/A       N/A      N/A

                                                                       FOR THE YEAR ENDED DECEMBER 31
                                                                       ------------------------------
                                                          INVESTMENT  EXPENSE  EXPENSE    TOTAL       TOTAL
                                                            INCOME     RATIO    RATIO    RETURN      RETURN
                                                            RATIO      LOWEST  HIGHEST   LOWEST      HIGHEST
                                                           (%) (1)    (%) (2)  (%) (2)  (%) (3)(4)  (%) (3)(4)
                                                          ----------  -------  -------  ----------  ----------
FIDELITY VIP EQUITY-INCOME
2005                                                            1.75     1.45     1.65        4.12        4.33
2004                                                            1.74     1.45     1.65        9.69        9.91
2003                                                            1.94     1.45     1.65       28.18       28.44
2002                                                            1.81     1.45     1.65      -18.32      -18.15
2001                                                            1.75     1.45     1.65       -6.34        2.73
FIDELITY VIP GROWTH
2005                                                            0.55     1.45     1.65        4.05        4.26
2004                                                            0.29     1.45     1.65        1.67        1.88
2003                                                            0.28     1.45     1.65       30.66       30.92
2002                                                            0.27     1.45     1.65      -31.26      -31.12
2001                                                            0.08     1.45     1.65      -18.85        1.27
FIDELITY VIP GROWTH OPPORTUNTIES SERVICE CLASS 2
2005                                                            0.79     1.45     1.45        7.10        7.10
2004                                                            0.35     1.45     1.45        5.34        5.34
2003                                                            0.53     1.45     1.45         N/A       27.53
2002                                                            0.78     1.45     1.65      -23.30      -23.14
2001                                                            0.34     1.45     1.65      -15.88        1.64
FIDELITY VIP HIGH INCOME
2005                                                           15.61     1.45     1.45        1.21        1.21
2004                                                            9.89     1.45     1.50        7.95        8.00
2003                                                            8.75     1.45     1.50       25.36       25.42
2002                                                           11.28     1.45     1.65        1.74        1.94
2001                                                           12.85     1.45     1.65      -13.01       -0.12
FIDELITY VIP MID CAP SERVICE CLASS 2
2005                                                             N/A     1.45     1.45       16.31       16.31
2004                                                             N/A     1.45     1.45       22.85       22.85
2003                                                            0.22     1.45     1.45         N/A       36.25
2002                                                             N/A     1.45     1.65      -14.40      -14.28(c)
2001                                                             N/A     N/A       N/A         N/A         N/A

SEPARATE ACCOUNT VA-K

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                              AT DECEMBER 31
                                                                              --------------
                                                                             UNIT        UNIT
                                                                             VALUE       VALUE       NET
                                                                 UNITS      LOWEST      HIGHEST     ASSETS
                                                                (000s)      ($) (4)     ($) (4)     ($000s)
                                                              ----------  ----------  ----------    ------
FIDELITY VIP OVERSEAS
2005                                                               1,957    1.831386    1.831386    3,584
2004                                                               2,774    1.561018    1.561018    4,331
2003                                                               3,773    1.393915    1.393915    5,259
2002                                                               4,904    0.789290    0.986544    4,838
2001                                                               5,681    1.006699    1.255725    7,133
FIDELITY VIP VALUE STRATEGIES SERVICE CLASS 2
2005                                                                 686    1.314281    1.314281      901
2004                                                                 884    1.302003    1.302003    1,151
2003                                                               1,191    1.160541    1.160541    1,382
2002                                                                 407    0.747292    0.748313      305
2001                                                                 N/A         N/A         N/A      N/A
FT VIP FRANKLIN GROWTH AND INCOME SECURITIES CLASS 2
2005                                                                 584    1.193728    1.193728      697
2004                                                                 892    1.170171    1.170171    1,044
2003                                                               1,370    1.073439    1.073439    1,471
2002                                                               1,829    0.866559    0.978650    1,585
2001                                                               1,195    0.947241    1.070320    1,133
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES CLASS 2
2005                                                                 232    1.085583    1.085583      252
2004                                                                 150    1.090020    1.090020      163
2003                                                                 169    1.024775    1.024775      173
2002                                                                  82    0.817997    0.819105       67
2001                                                                 N/A         N/A         N/A      N/A
FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2 (d)
2005                                                               2,447    1.132771    0.769034    1,883
2004                                                               2,892    1.097477    0.744695    2,155
2003                                                               3,932    0.996335    0.677881    2,669
2002                                                               3,956    0.501177    0.739336    1,986
2001                                                               3,473    0.713107    1.052501    2,478

                                                                           FOR THE YEAR ENDED DECEMBER 31
                                                                           ------------------------------
                                                              INVESTMENT    EXPENSE     EXPENSE      TOTAL       TOTAL
                                                                INCOME       RATIO       RATIO      RETURN      RETURN
                                                                 RATIO      LOWEST      HIGHEST     LOWEST      HIGHEST
                                                                (%) (1)     (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                                                              ----------  ----------  ----------  ----------  ----------
FIDELITY VIP OVERSEAS
2005                                                                0.77        1.45        1.45       17.32       17.32
2004                                                                1.32        1.45        1.45       11.99       11.99
2003                                                                0.89        1.45        1.45         N/A       41.29
2002                                                                0.84        1.45        1.65      -21.60      -21.44
2001                                                                5.51        1.45        1.65      -22.31        0.68
FIDELITY VIP VALUE STRATEGIES SERVICE CLASS 2
2005                                                                 N/A        1.45        1.45        0.94        0.94
2004                                                                 N/A        1.45        1.45       12.19       12.19
2003                                                                 N/A        1.45        1.45         N/A       55.09
2002                                                                 N/A        1.45        1.65      -25.27      -25.17(c)
2001                                                                 N/A         N/A         N/A         N/A         N/A
FT VIP FRANKLIN GROWTH AND INCOME SECURITIES CLASS 2
2005                                                                2.68        1.45        1.45        2.01        2.01
2004                                                                2.44        1.45        1.45        9.01        9.01
2003                                                                3.10        1.45        1.45         N/A       23.87
2002                                                                3.46        1.45        1.65       -8.70       -8.52
2001                                                                0.86        1.45        1.65      -20.56        7.03
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES CLASS 2
2005                                                                0.62        1.45        1.45       -0.41       -0.41
2004                                                                0.46        1.45        1.45        6.37        6.37
2003                                                                0.62        1.45        1.45         N/A       25.11
2002                                                                0.13        1.45        1.65      -18.20      -18.09(c)
2001                                                                 N/A         N/A         N/A         N/A         N/A
FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2 (d)
2005                                                                 N/A        1.45        1.50        3.22        3.27
2004                                                                 N/A        1.45        1.65        9.80        9.86
2003                                                                 N/A        1.45        1.65       34.98       35.26
2002                                                                0.26        1.45        1.65      -29.86      -29.72
2001                                                                0.40        1.45        1.65      -16.48        5.25

SEPARATE ACCOUNT VA-K

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                              AT DECEMBER 31
                                                                              --------------
                                                                             UNIT        UNIT
                                                                             VALUE       VALUE        NET
                                                                UNITS       LOWEST      HIGHEST     ASSETS
                                                                (000s)      ($) (4)     ($) (4)     ($000s)
                                                              ----------  ----------  ----------  ----------
FT VIP MUTUAL SHARES SECURITIES CLASS 2
2005                                                               1,674    1.259475    1.259475       2,108
2004                                                                 868    1.156008    1.156008       1,003
2003                                                               1,099    1.041449    1.041449       1,145
2002                                                                 873    0.843267    0.844410         738
2001                                                                 N/A         N/A         N/A         N/A
FT VIP TEMPLETON FOREIGN SECURITIES CLASS 2
2005                                                                 759    1.286532    1.296140         983
2004                                                                 525    1.187383    1.193821         627
2003                                                                 459    1.018567    1.022011         469
2002                                                                 259    0.783316    0.784387         203
2001                                                                 N/A         N/A         N/A         N/A
JANUS ASPEN GROWTH AND INCOME SERVICE SHARES
2005                                                               1,956    0.874883    0.874883       1,711
2004                                                               2,381    0.791833    0.791833       1,885
2003                                                               3,632    0.955837    0.719447       2,621
2002                                                               4,156    0.591050    0.788148       2,464
2001                                                               4,793    0.766665    1.022831       3,675
JANUS ASPEN LARGE CAP GROWTH SERVICE SHARES (d)
2005                                                               1,872    0.623413    0.623413       1,167
2004                                                               2,331    0.608175    0.608175       1,418
2003                                                               3,017    0.592244    0.592244       1,787
2002                                                               3,443    0.457026    0.736603       1,575
2001                                                               4,727    0.632870    1.020532       2,993
MFS MID CAP GROWTH SERVICE CLASS
2005                                                                  80    1.091879    1.091879          87
2004                                                                 312    1.077161    1.077161         336
2003                                                                 196    0.955615    0.955615         188
2002                                                                  60    0.708820    0.709784          42
2001                                                                 N/A         N/A         N/A         N/A

                                                                            FOR THE YEAR ENDED DECEMBER 31
                                                                            ------------------------------
                                                              INVESTMENT    EXPENSE     EXPENSE      TOTAL      TOTAL
                                                                INCOME       RATIO       RATIO      RETURN     RETURN
                                                                RATIO       LOWEST     HIGHEST      LOWEST     HIGHEST
                                                                (%) (1)     (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                                                              ----------  ----------  ----------  ----------  ----------
FT VIP MUTUAL SHARES SECURITIES CLASS 2
2005                                                                0.98        1.45        1.45        8.95        8.95
2004                                                                0.76        1.45        1.45       11.00       11.00
2003                                                                1.05        1.45        1.45         N/A       23.33
2002                                                                0.35        1.45        1.65      -15.67      -15.56(c)
2001                                                                 N/A         N/A         N/A         N/A         N/A
FT VIP TEMPLETON FOREIGN SECURITIES CLASS 2
2005                                                                1.23        1.45        1.65        8.35        8.57
2004                                                                1.03        1.45        1.65       16.57       16.81
2003                                                                1.57        1.45        1.65       30.03       30.29
2002                                                                0.51        1.45        1.65      -21.67      -21.56(c)
2001                                                                 N/A         N/A         N/A         N/A         N/A
JANUS ASPEN GROWTH AND INCOME SERVICE SHARES
2005                                                                0.36        1.45        1.45       10.49       10.49
2004                                                                0.35        1.45        1.45       10.06       10.06
2003                                                                0.49        1.45        1.65       21.48       21.72
2002                                                                0.55        1.45        1.65      -23.06      -22.91
2001                                                                0.92        1.45        1.65      -14.83        2.28
JANUS ASPEN LARGE CAP GROWTH SERVICE SHARES (d)
2005                                                                0.12        1.45        1.45        2.51        2.51
2004                                                                 N/A        1.45        1.45        2.69        2.69
2003                                                                 N/A        1.45        1.45         N/A       29.59
2002                                                                 N/A        1.45        1.65      -27.93      -27.79
2001                                                                 N/A        1.45        1.65      -25.99        2.05
MFS MID CAP GROWTH SERVICE CLASS
2005                                                                 N/A        1.45        1.45        1.37        1.37
2004                                                                 N/A        1.45        1.45       12.72       12.72
2003                                                                 N/A        1.45        1.45         N/A       34.63
2002                                                                 N/A        1.45        1.65      -29.12      -29.02(c)
2001                                                                 N/A         N/A         N/A         N/A         N/A

SEPARATE ACCOUNT VA-K

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                              AT DECEMBER 31
                                                                              --------------
                                                                             UNIT       UNIT
                                                                             VALUE      VALUE         NET
                                                                UNITS       LOWEST     HIGHEST      ASSETS
                                                                (000s)      ($) (4)     ($) (4)     ($000s)
                                                              ----------  ----------  ----------  ----------
MFS NEW DISCOVERY SERVICE CLASS
2005                                                                 287    1.064246    1.064246         306
2004                                                                 243    1.028166    1.028166         250
2003                                                                 281    0.982320    0.982320         276
2002                                                                 314    0.746000    0.747019         235
2001                                                                 N/A         N/A         N/A         N/A
MFS TOTAL RETURN SERVICE CLASS
2005                                                               1,152    1.160568    1.160568       1,337
2004                                                               1,224    1.147848    1.147848       1,405
2003                                                               1,559    1.049042    1.049042       1,635
2002                                                               1,217    0.916370    0.917608       1,117
2001                                                                 N/A         N/A         N/A         N/A
MFS UTILITIES SERVICE CLASS
2005                                                                 350    1.643323    1.643323         575
2004                                                                 188    1.428532    1.430441         270
2003                                                                  97    1.117827    1.117827         108
2002                                                                  42    0.835500    0.836633          35
2001                                                                 N/A         N/A         N/A         N/A
OPPENHEIMER BALANCED SERVICE SHARES
2005                                                                 829    1.218241    1.218241       1,010
2004                                                                 596    1.192380    1.192380         711
2003                                                                 302    1.101989    1.101989         332
2002                                                                  17    0.895550    0.896765          15
2001                                                                 N/A         N/A         N/A         N/A
OPPENHEIMER CAPITAL APPRECIATION SERVICE SHARES
2005                                                                 290    1.097684    1.097684         318
2004                                                                 301    1.062177    1.062177         320
2003                                                                 238    1.010930    1.010930         240
2002                                                                 173    0.783845    0.784919         136
2001                                                                 N/A         N/A         N/A         N/A

                                                                            FOR THE YEAR ENDED DECEMBER 31
                                                                            ------------------------------
                                                              INVESTMENT    EXPENSE     EXPENSE      TOTAL      TOTAL
                                                                INCOME       RATIO       RATIO      RETURN     RETURN
                                                                RATIO       LOWEST     HIGHEST      LOWEST     HIGHEST
                                                                (%) (1)     (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                                                              ----------  ----------  ----------  ----------  ----------
MFS NEW DISCOVERY SERVICE CLASS
2005                                                                 N/A        1.45        1.45        3.51        3.51
2004                                                                 N/A        1.45        1.45        4.67        4.67
2003                                                                 N/A        1.45        1.45         N/A       31.50
2002                                                                 N/A        1.45        1.65      -25.40      -25.30(c)
2001                                                                 N/A         N/A         N/A         N/A         N/A
MFS TOTAL RETURN SERVICE CLASS
2005                                                                1.85        1.45        1.45        1.11        1.11
2004                                                                1.62        1.45        1.45        9.42        9.42
2003                                                                1.55        1.45        1.45         N/A       14.32
2002                                                                 N/A        1.45        1.65       -8.36       -8.24(c)
2001                                                                 N/A         N/A         N/A         N/A         N/A
MFS UTILITIES SERVICE CLASS
2005                                                                0.41        1.45        1.45       14.88       14.88
2004                                                                1.02        1.45        1.50       27.90       27.97
2003                                                                1.15        1.45        1.45         N/A       33.61
2002                                                                 N/A        1.45        1.65      -16.45      -16.34(c)
2001                                                                 N/A         N/A         N/A         N/A         N/A
OPPENHEIMER BALANCED SERVICE SHARES
2005                                                                1.50        1.45        1.45        2.17        2.17
2004                                                                0.82        1.45        1.45        8.20        8.20
2003                                                                0.51        1.45        1.45         N/A       22.88
2002                                                                 N/A        1.45        1.65      -10.45      -10.32(c)
2001                                                                 N/A         N/A         N/A         N/A         N/A
OPPENHEIMER CAPITAL APPRECIATION SERVICE SHARES
2005                                                                0.78        1.45        1.45        3.34        3.34
2004                                                                0.20        1.45        1.45        5.07        5.07
2003                                                                0.25        1.45        1.45         N/A       28.79
2002                                                                 N/A        1.45        1.65      -21.62      -21.51(c)
2001                                                                 N/A         N/A         N/A         N/A         N/A

SEPARATE ACCOUNT VA-K

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                              AT DECEMBER 31
                                                                              --------------
                                                                             UNIT        UNIT
                                                                             VALUE       VALUE        NET
                                                                UNITS       LOWEST     HIGHEST      ASSETS
                                                                (000s)      ($) (4)     ($) (4)     ($000s)
                                                              ----------  ----------  ----------  ----------
OPPENHEIMER GLOBAL SECURITIES SERVICE SHARES
2005                                                               1,264    1.426885    1.426885       1,804
2004                                                               1,336    1.269385    1.269385       1,695
2003                                                               1,272    1.083506    1.083506       1,378
2002                                                               1,240    0.768523    0.769571         954
2001                                                                 N/A         N/A         N/A         N/A
OPPENHEIMER HIGH INCOME SERVICE SHARES
2005                                                                 754    1.234056    1.243266         938
2004                                                                 634    1.230088    1.236760         785
2003                                                               1,582    1.150283    1.154175       1,826
2002                                                                 303    0.944768    0.946048         287
2001                                                                 N/A         N/A         N/A         N/A
OPPENHEIMER MAIN STREET SERVICE SHARES
2005                                                                 476    1.123774    1.123774         535
2004                                                                 668    1.078397    1.078397         721
2003                                                                 753    1.002561    1.002561         755
2002                                                                 366    0.803499    0.804587         295
2001                                                                 N/A         N/A         N/A         N/A
PIONEER EMERGING MARKETS VCT CLASS II
2005                                                                 812    1.659694    1.659694       1,348
2004                                                               1,315    1.801456    1.223843       1,610
2003                                                               1,427    1.046504    1.046504       1,494
2002                                                               1,178    0.672618    0.991097         794
2001                                                               1,811    0.692374    1.020734       1,255
PIONEER REAL ESTATE SHARES VCT CLASS II
2005                                                               1,005    2.152550    2.152550       2,164
2004                                                               1,358    1.901684    1.901684       2,583
2003                                                               1,715    1.425234    1.425234       2,444
2002                                                               1,737    1.032496    1.075558       1,868
2001                                                                 972    1.026483    1.067123       1,038

                                                                            FOR THE YEAR ENDED DECEMBER 31
                                                                            ------------------------------
                                                              INVESTMENT    EXPENSE     EXPENSE      TOTAL       TOTAL
                                                                INCOME       RATIO       RATIO      RETURN      RETURN
                                                                RATIO       LOWEST      HIGHEST      LOWEST     HIGHEST
                                                                (%) (1)     (%) (2)     (%) (2)   (%) (3)(4)  (%) (3)(4)
                                                              ----------  ----------  ----------  ----------  ----------
OPPENHEIMER GLOBAL SECURITIES SERVICE SHARES
2005                                                                0.88        1.45        1.45       12.41       12.41
2004                                                                1.11        1.45        1.45       17.16       17.16
2003                                                                0.58        1.45        1.45         N/A       40.79
2002                                                                 N/A        1.45        1.65      -23.15      -23.04(c)
2001                                                                 N/A         N/A         N/A         N/A         N/A
OPPENHEIMER HIGH INCOME SERVICE SHARES
2005                                                                5.67        1.45        1.65        0.32        0.53
2004                                                                8.48        1.45        1.65        6.94        7.16
2003                                                                1.52        1.45        1.65       21.75       22.00
2002                                                                 N/A        1.45        1.65       -5.52       -5.40(c)
2001                                                                 N/A         N/A         N/A         N/A         N/A
OPPENHEIMER MAIN STREET SERVICE SHARES
2005                                                                1.27        1.45        1.45        4.21        4.21
2004                                                                0.79        1.45        1.45        7.56        7.56
2003                                                                0.69        1.45        1.45         N/A       24.61
2002                                                                 N/A        1.45        1.65      -19.65      -19.54(c)
2001                                                                 N/A         N/A         N/A         N/A         N/A
PIONEER EMERGING MARKETS VCT CLASS II
2005                                                                0.46        1.45        1.45       35.61       35.61
2004                                                                0.72        1.45        1.50       16.89       16.95
2003                                                                0.33        1.45        1.45         N/A       55.59
2002                                                                0.49        1.45        1.65       -3.05       -2.85
2001                                                                 N/A        1.45        1.65       -8.71        2.07
PIONEER REAL ESTATE SHARES VCT CLASS II
2005                                                                2.97        1.45        1.45       13.19       13.19
2004                                                                3.53        1.45        1.45       33.43       33.43
2003                                                                4.76        1.45        1.45         N/A       32.51
2002                                                                4.60        1.45        1.65        0.59        0.79
2001                                                                5.50        1.45        1.65        2.65        5.96

SEPARATE ACCOUNT VA-K

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

                                                                              AT DECEMBER 31
                                                                              --------------
                                                                             UNIT       UNIT
                                                                             VALUE      VALUE        NET
                                                                UNITS       LOWEST     HIGHEST      ASSETS
                                                                (000s)      ($) (4)     ($) (4)     ($000s)
                                                              ----------  ----------  ----------  ----------
SCUDDER TECHNOLOGY GROWTH SERIES II CLASS A
2005                                                               2,411    0.455924    0.455924       1,099
2004                                                               2,589    0.445946    0.445946       1,154
2003                                                               3,337    0.921010    0.443976       1,482
2002                                                               3,324    0.307299    0.637791       1,027
2001                                                               4,051    0.483605    1.004205       1,961
SVS DREMAN FINANCIAL SERVICES SERIES II CLASS A
2005                                                               1,015    1.411567    1.411567       1,433
2004                                                               1,266    1.287992    1.433353       1,814
2003                                                               1,770    1.167451    1.298549       2,299
2002                                                               2,334    0.923469    1.028336       2,398
2001                                                               2,965    1.026334    1.140554       3,381
T. ROWE PRICE INTERNATIONAL STOCK
2005                                                               2,005    1.511775    1.511775       3,031
2004                                                               2,775    1.195198    1.322027       3,668
2003                                                               3,825    1.179075    1.179075       4,509
2002                                                               5,304    0.828156    0.916630       4,862
2001                                                               6,340    1.030585    1.138371       7,217

                                                                            FOR THE YEAR ENDED DECEMBER 31
                                                                            ------------------------------
                                                              INVESTMENT    EXPENSE     EXPENSE      TOTAL       TOTAL
                                                                INCOME       RATIO       RATIO      RETURN      RETURN
                                                                RATIO       LOWEST     HIGHEST      LOWEST      HIGHEST
                                                                (%) (1)     (%) (2)     (%) (2)    (%)(3)(4)  (%) (3)(4)
                                                              ----------  ----------  ----------  ----------  ----------
SCUDDER TECHNOLOGY GROWTH SERIES II CLASS A
2005                                                                0.48        1.45        1.45        2.24        2.24
2004                                                                 N/A        1.45        1.45        0.44        0.44
2003                                                                 N/A        1.45        1.50       44.41       44.48
2002                                                                0.12        1.45        1.65      -36.58      -36.46
2001                                                                0.18        1.45        1.65      -33.37        0.42
SVS DREMAN FINANCIAL SERVICES SERIES II CLASS A
2005                                                                2.03        1.45        1.45       -1.52       -1.52
2004                                                                1.66        1.45        1.50       10.33       10.38
2003                                                                1.47        1.45        1.50       26.21       26.28
2002                                                                0.87        1.45        1.65      -10.02       -9.84
2001                                                                1.08        1.45        1.65       -6.24        2.65
T. ROWE PRICE INTERNATIONAL STOCK
2005                                                                1.40        1.45        1.45       14.35       14.35
2004                                                                0.99        1.45        1.50       12.07       12.12
2003                                                                1.14        1.45        1.45         N/A       28.63
2002                                                                0.85        1.45        1.65      -19.64      -19.48
2001                                                                1.88        1.45        1.65      -23.34        3.07

(a) Start date of 12/3/2001.
(b) Start date of 5/1/2001.
(c) Start date of 5/1/2002.
(d) Name changed.  See Note 1.
(e) Subsequent event.  See Notes 1 and 7.

SEPARATE ACCOUNT VA-K

NOTE 6 - FINANCIAL HIGHLIGHTS (Continued)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest.

(2) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4) Beginning in 2003, the highest unit value and total return correspond with the product with the lowest expense ratio. The lowest unit value and total return correspond with the product with the highest expense ratio.

NOTE 7 - SUBSEQUENT EVENT

     In connection with the AIT Reorganization, the AIT Funds were reorganized into service shares of corresponding Goldman Sachs Variable Insurance Trust ("GSVIT") funds, as shown below.

AIT FUND                                                 GSVIT FUND
--------                                                 ----------
AIT Core Equity Service Shares                           GSVIT CORE(SM) U.S. Equity
AIT Equity Index Service Shares                          GSVIT Equity Index
AIT Government Bond Service Shares                       GSVIT Government Income
AIT Money Market Service Shares                          GSVIT Money Market
AIT Select Capital Appreciation Service Shares           GSVIT Growth Opportunities
AIT Select Growth Service Shares                         GSVIT Capital Growth
AIT Select International Equity Service Shares           GSVIT International Equity
AIT Select Investment Grade Income Service Shares        GSVIT Core Fixed Income
AIT Select Value Opportunity Service Shares              GSVIT Mid Cap Value

     Goldman Sachs Asset Management, L.P., a subsidiary of Goldman Sachs, is investment advisor to the GSVIT funds. AFIMS has no relationship with the GSVIT funds.

                            PART C. OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

  (a)   FINANCIAL STATEMENTS

        Financial Statements Included in Part A
        None

        Financial Statements Included in Part B
        Financial Statements for First Allmerica Financial Life Insurance Company and
        Financial Statements for Separate Account VA-K of First Allmerica Financial Life Insurance Company were previously filed in Registrant's Post-Effective Amendment No. 11 on April 28, 2000, and are incorporated by reference herein.

        Financial Statements Included in Part C
        None

  (b)   EXHIBITS

        EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated August 20, 1991 was previously filed on April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

        EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

        EXHIBIT 3   (a) Underwriting and Administrative Services Agreement was
                        previously filed on April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (b) Sales Agreements were previously filed on April 24, 1998 in Post-Effective Amendment No. 9, and are incorporated by reference herein.

                    (c) General Agent's Agreement was previously filed on April
                        24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (d) Career Agent Agreement with Commission Schedule was
                        previously filed on April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (e) Registered Representative's Agreement was previously
                        filed on April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

        EXHIBIT 4 Policy Form A was previously filed on April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein. Specimen Policy Form B was previously filed on May 1, 1996 in Post-Effective Amendment No. 6, and is incorporated by reference herein.

        EXHIBIT 5 Application Form was previously filed on April 24, 1998 in Post-Effective

                        Amendment No. 9, and is incorporated by reference herein. Specimen Application Form B was previously filed on May 1, 1996 in Post-Effective Amendment No. 6, and is incorporated by reference herein.

        EXHIBIT 6 The Depositor's Articles of Incorporation and Bylaws, as amended to reflect its name change, were previously filed on October 1, 1995 in Post-Effective Amendment No. 4, and are incorporated by reference herein. The Depositor's Revised Bylaws were previously filed on April 30, 1996 in Post-Effective Amendment No. 5, and are incorporated by reference herein.

        EXHIBIT 7   (a) Variable Annuity GMDB Reinsurance Agreement between
                        First Allmerica Financial Life Insurance Company and Ace Tempest Life Reinsurance LTD dated December 1, 2002 was previously filed on April 29, 2003 in Post-Effective Amendment No. 2 (File Nos. 333-54220, 811-7769) and is incorporated by reference herein.

                    (b) Variable Annuity GMDB Reinsurance Agreement between
                        First Allmerica Financial Life Insurance Company and Ace Tempest Life Reinsurance LTD dated December 1, 2002 was previously filed on April 29, 2003 in Post-Effective Amendment No. 2 (File Nos. 333-54220, 811-7769) and is incorporated by reference herein.

                    (c) Variable Annuity GMDB Reinsurance Agreement between
                        First Allmerica Financial Life Insurance Company and RGA Reinsurance Company dated December 1, 2002 was previously filed on April 29, 2003 in Post-Effective Amendment No. 2 (File Nos. 333-54220, 811-7769) and is incorporated by reference herein.

                    (d) Variable Annuity GMDB Reinsurance Agreement between
                        First Allmerica Financial Life Insurance Company and RGA Reinsurance Company dated December 1, 2002 was previously filed on April 29, 2003 in Post-Effective Amendment No. 2 (File Nos. 333-54220, 811-7769) and is incorporated by reference herein.

        EXHIBIT 8   (a) Fidelity Services Agreement was previously filed on
                        April 30, 1996 in Post-Effective Amendment No. 5, and is incorporated by reference herein.


                    (b) An Amendment to the Fidelity Service Agreement,
                        effective as of January 1, 1997, was previously filed on May 1, 1997 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

                    (c) Fidelity Service Contract, effective January 1, 1997,
                        was previously filed on May 1, 1997 in Post-Effective Amendment No. 8, and is incorporated by reference herein.

                    (d) T. Rowe Price Service Agreement was previously filed on
                        April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (e) Service Agreement dated March 1, 2001 between Boston
                        Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed on February 10, 2003 in Post-Effective

                        Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. BFDS Agreements for lockbox and mailroom services were previously filed on April 24, 1998 in Post-Effective Amendment No. 11 (File Nos. 33-71058/811-8116), and are incorporated by reference herein.

                    (f) Directors' Power of Attorney is filed herewith.

                    (g) Third Party Agreement (TPA) between Security Benefit
                        Life Insurance Co, Security Distributors, Inc and The Goldman Sachs Group, Inc. is filed herewith.

                    (h) Form of Administrative Services Agreement dated January
                        2, 2006 between the Company and Goldman Sachs Variable Insurance Trust is filed herewith.

                    (i) Work Assignment between Security Benefit Life Insurance
                        Co, Security Distributors, Inc and the Company is filed herewith.

                    (j) Form of Transition Services Agreement dated December 30,
                        2005 between The Hanover Insurance Group, Inc., First Allmerica Financial Life Insurance Company, and Allmerica Financial Life Insurance and Annuity Company, and The Goldman Sachs Group, Inc. is filed herewith.

                    (k) Form of Restructuring Agreement between First Allmerica
                        Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company is filed herewith.

                    (l) Form of Goldman Sachs Variable Insurance Trust (the
                        "Trust") Service Agreement is filed herewith.

                    (m) Form of Core Administrative Services Agreement by and
                        between First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company is filed herewith.

                    (n) Form of Core Coinsurance Agreement by and between First
                        Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company is filed herewith.

        EXHIBIT 9       Opinion of Counsel is filed herewith.

        EXHIBIT 10 Consent of Independent Registered Public Accounting Firm is filed herewith.

        EXHIBIT 11      None.

        EXHIBIT 12      None.

        EXHIBIT 13 Schedule for Computation of Performance Quotations was previously filed on October 18, 1994 in a post-effective amendment, and is incorporated by reference herein.

        EXHIBIT 14      Not Applicable.

        EXHIBIT 15  (a) Form of Amendment dated May 1, 2003 to the Allmerica
                        Investment Trust Participation Agreement was previously filed on April 29, 2003 in Post-Effective

                        Amendment No. 15 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment dated May 1, 2002 to the Allmerica Investment Trust Participation Agreement was previously filed on April 19, 2001 in Post-Effective Amendment No. 14 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Amendment dated October 30, 2000 to the Participation Agreement between the Company and Allmerica Investment Trust was previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on April 28, 2000 in Registrant's Post-Effective Amendment No. 11, and is incorporated by reference herein.

                    (b) Amendment dated May 1, 2001 to the Variable Insurance
                        Products Fund Participation Agreement was previously filed on April 19, 2001 in Post-Effective Amendment No. 14 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Amendment dated October 1, 2000 to the Variable Insurance Products Fund Participation Agreement was previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Amendment dated March 29, 2000 and Amendment dated November 13, 1998 to the Variable Insurance Products Fund Participation Agreement was previously filed on April 28, 2000 in Registrant's Post-Effective Amendment No. 11, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund was previously filed on April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (c) Amendment dated October 1, 2001 to the Variable
                        Insurance Products Fund II Participation Agreement was previously filed on April 29, 2003 in Post-Effective Amendment No. 15 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Variable Insurance Products Fund II Participation Agreement was previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Amendment dated March 29, 2000 and Amendment dated October 4, 1999 to the Variable Insurance Products Fund II Participation Agreement was previously filed on April 28, 2000 in Registrant's Post-Effective Amendment No. 11, and is incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed on April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (d) Amendment dated May 1, 2001 to the Delaware Group
                        Premium Fund Participation Agreement was previously filed on April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Delaware Group Premium Fund Participation Agreement was previously filed in April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment to the Delaware Group Premium Fund Participation Agreement was previously filed in April 2000 in Post-Effective Amendment No. 12 of Registration Statement No. 33-71054/811-8114, and is incorporated by reference herein. Form of

                        Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (e) Amendment to Schedule A dated October 1, 2000 of the
                        Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 24, 1998 in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                    (f) Amendment dated January 1, 2003 to the AIM Participation
                        Agreement was previously filed on April 29, 2003 in Post-Effective Amendment No. 15 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Amendment #7 dated May 1, 2002 to the AIM Participation Agreement was previously filed on April 19, 2002 in Post-Effective Amendment No. 14 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment #7 dated May 1, 2002 to the AIM Participation Agreement was previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment #6 to the AIM Participation Agreement was previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment was previously on in April 28, 2000 in Post-Effective Amendment No. 12 of Registration Statement No. 33-71054/811-8114 and is incorporated by reference herein. Participation Agreement with AIM Variable Insurance Funds, Inc. was previously filed on August 27, 1998 in Post-Effective Amendment No. 2 in Registration Statement No. 333-16929/811-7747, and is incorporated by reference herein.

                    (g) Amendment dated May 1, 2002 to the Amended and Restated
                        Participation Agreement with Alliance was previously filed in April 29, 2003 on Post-Effective Amendment No. 15 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment dated May 1, 2002 to the Amended and Restated Participation Agreement with Alliance was previously filed on April 19, 2002 in Post-Effective Amendment No. 14 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Amended and Restated Participation Agreement, Merger and Consolidated Agreement, and the Amended and Restated Participation Agreement with Alliance were previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and are incorporated by reference herein. Form of Participation Agreement with Alliance was previously filed on April 26, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87105/811-8114, and is incorporated by reference herein.

                    (h) Amendment dated May 1, 2002 to the Franklin Templeton
                        Participation Agreement was previously filed on April 28, 2003 in Registrant's Post-Effective Amendment No. 23 (Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed on April 19,

                        2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 and the Franklin Templeton Participation Agreement dated March 1, 2000 were previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and are incorporated by reference herein. Form of Participation Agreement with Franklin Templeton was previously filed in April 2000 in Post-Effective Amendment No. 12 of Registration Statement No. 33-71054/811-8114 and is incorporated by reference herein.

                    (i) Amendment dated August 20, 2002 to the Participation
                        Agreement with INVESCO was previously filed on April 29, 2003 in Post-Effective Amendment No. 15 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Amendment dated December 15, 2001 to the Participation Agreement with INVESCO was previously filed on April 19, 2002 in Post-Effective Amendment No. 14 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Participation Agreement with INVESCO was previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Participation Agreement with INVESCO was previously filed on April 26, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87105/811-8114, and is incorporated by reference herein.

                    (j) Amendment dated February 25, 2000 to the Participation
                        Agreement with Janus was previously filed on April 19, 2002 in Post-Effective Amendment No. 14 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Participation Agreement with Janus was previously filed on April 26, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87105/811-8114, and is incorporated by reference herein.

                    (k) Amendment to the Participation Agreement dated May 1,
                        2002 with Scudder Investments Inc. and Scudder Distributors was previously filed on April 29, 2003 in Post-Effective Amendment No. 15 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment to the Participation Agreement dated May 1, 2002 with Scudder Investments Inc. and Scudder Distributors was previously filed on April 19, 2002 in Post-Effective Amendment No. 14 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Participation Agreement dated October 1, 2000 with Scudder Investments Inc. and Scudder Distributors was previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Amendment to Kemper Participation Agreement was previously filed on April 2000 in Post-Effective Amendment No. 6 of Registration Statement No. 333-10285/811-7769 and is incorporated by reference herein. Participation Agreement with Kemper was previously filed on November 6, 1996 in Pre-Effective Amendment No. 1 in Registration Statement No. 333-10285/811-7769, and is incorporated by reference herein.

                    (l) Amendment dated May 1, 2001 to the Pioneer Participation
                        Amendment was previously filed on April 19, 2002 in Post-Effective Amendment No. 14 of

                        Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Amendment dated October 24, 2000 to the Pioneer Participation was previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment to Pioneer Participation Agreement was previously filed in April 2000 in Post-Effective Amendment No. 12 of Registration Statement No. 33-86664/811-8872, and is incorporated by reference herein. Participation Agreement with Pioneer was previously filed on April 24, 1998 in Post-Effective Amendment No. 8 of Registration Statement No. 33-86664/811-8872, and is incorporated by reference herein.

                    (m) Eaton Vance Participation Agreement was previously filed on April 19, 2002 in Post-Effective Amendment No. 14 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Eaton Vance Participation Agreement was previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein.

                    (n) Amendment dated October 1, 2001 to the Variable
                        Insurance Products Fund III was previously filed on April 29, 2003 on Post-Effective Amendment No. 15 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment and Participation Agreement with Variable Insurance Products Fund III were previously filed on April 24, 2001 in Post-Effective Amendment No. 13 of Registration Statement No. 33-71052/811-8114, and are incorporated by reference herein.

                    (o) Amendment dated May 1, 2002 to the Participation
                        Agreement with MFS Variable Insurance Trust was previously filed on April 29, 2003 in Post-Effective Amendment No. 15 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment dated May 1, 2002 to the Participation Agreement with MFS Variable Insurance Trust was previously filed on April 19, 2002 in Post-Effective Amendment No. 14 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Participation Agreement with MFS Variable Insurance Trust was previously filed on August 27, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                    (p) Amendment dated May 1, 2002 to the Participation
                        Agreement with Oppenheimer Variable Account Funds was previously filed on April 29, 2003 in Post-Effective Amendment No. 15 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Form of Amendment dated May 1, 2002 to the Participation Agreement with Oppenheimer Variable Account Funds was previously filed on April 19, 2002 in Post-Effective Amendment No. 14 of Registration Statement No. 33-71052/811-8114, and is incorporated by reference herein. Participation Agreement with Oppenheimer Variable Account Funds was previously filed on August 27, 1998 in Post-Effective Amendment No. 2, and is incorporated by reference herein.

                    (q) Form of Participation Agreement dated January 2, 2006
                        between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co, and First Allmerica Financial Life Insurance and Company is filed herewith.

ITEM 25.   DIRECTORS AND OFFICERS OF THE DEPOSITOR

   The principal business address of all the following Directors and Officers is:
   440 Lincoln Street
   Worcester, Massachusetts 01653

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

DIRECTOR                    TITLE
---------                   -----
Frederick H. Eppinger Jr.   Chairman of the Board

Warren E. Barnes            Vice President and Corporate Controller

J. Kendall Huber            Director, Senior Vice President, General Counsel and Assistant Secretary

Ann K. Tripp                Director, Vice President and Chief Investment Officer

Mark C. McGivney            Vice President and Treasurer

Edward J. Parry, III        Director, President, Chief Financial Officer, Vice Chair and Assistant Treasurer

Marilyn T. Smith            Director and Vice President

Gregory D. Tranter          Director, Vice President and Chief Information Officer

ITEM 26.   PERSONS UNDER COMMON CONTROL WITH REGISTRANT

                                                THE HANOVER INSURANCE GROUP, INC.
                                                           Delaware
                                                               |
                                                               |
           ____________________________________________________|___________________________________________________________
       100%|             100%|             100%|                    |100%              |100%              |100%          |100%
          Opus            Financial        Allmerica         First Allmerica        VeraVest          AFC Capital      First
       Investment         Profiles,       Funding Corp.        Financial           Investments,         Trust I       Sterling
       Management,          Inc.                             Life Insurance           Inc.                             Limited
          Inc.                                                  Company

      Massachusetts      California       Massachusetts       Massachusetts       Massachusetts         Delaware       Bermuda
           |                                                        |                                                    |
           |                                                        |                                                    |100%
           |                                                        |                                             First Sterling
           |                                                        |                                               Reinsurance
           |                                                        |                                                 Company
           |                                                        |                                                 Limited
           |                                                        |
           |                                                        |                                                 Bermuda
           |           _____________________________________________|___________________________________________
           |       100%|            100%|               100%|                 |100%           |100%            |100%
           |       Allmerica         Allmerica          Allmerica         Allmerica       Allmerica        Allmerica
           |       Financial        Investments        Investments        Investment      Investment      Investments
           |       Services          Insurance          Insurance         Insurance       Insurance        Insurance
           |       Insurance      Agency Inc. of          Agency          Agency Inc.     Agency Inc.   Agency Inc. of
           |      Agency, Inc.        Alabama        of Florida, Inc.     of Georgia     of Kentucky      Mississippi

           |     Massachusetts        Alabama            Florida           Georgia         Kentucky       Mississippi
           |
       ____|__________________________________
       |100%            |100%                 |100%
  The Hanover        Allmerica         Citizens
   Insurance         Financial        Insurance
    Company          Insurance         Company
                   Brokers, Inc.     of Illinois

 New Hampshire     Massachusetts       Illinois
       |
     __|_____________________________________________________________________________________________________________________
100%|       100%|        100%|         100%|        100%|        100%|          |100%        |100%     |100%      |100%      |100%
Allmerica   Allmerica    The Hanover    Hanover   Massachusetts  Allmerica                  The     Citizens   Citizens   Citizens
Financial     Plus        American       Texas    Bay Insurance  Financial  AMGRO, Inc.   Hanover   Insurance Insurance   Insurance
 Benefit    Insurance     Insurance    Insurance     Company     Alliance                New Jersey  Company  Company of Company of
Insurance  Agency, Inc.   Company      Management                Insurance               Insurance   of Ohio   America   the Midwest
 Company                                Company,                  Company                 Company
                                         Inc.
                                                                    New                     New
Michigan  Massachusetts New Hampshire   Texas     New Hampshire  Hampshire Massachusetts Hampshire     Ohio    Michigan   Indiana
                                                                                |                                 |
                                                                       _________|_________                        |
                                                                       |100%              |100%                   |100%
                                                              Lloyds Credit              AMGRO                 Citizens
                                                               Corporation             Receivables            Management
                                                                                      Corporation                Inc.

                                                              Massachusetts             Delaware               Delaware


                                                              Hanover Lloyd's
                                                                Insurance
                                                                 Company

                                                                  Texas

                                           Affiliated Lloyd's plan company, controlled by
                                           Underwriters for the benefit of The Hanover
                                           Insurance Company


                                                              AAM High Yield
                                                               Fund, L.L.C.

                                                               Massachusetts

                                                Established for the benefit of First
                                                Allmerica, Hanover and Citizens

                                                    Allmerica      Opus Investment
                                                Securities Trust        Trust

                                                  Massachusetts     Massachusetts

                                           Affiliated Investment Management Companies

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                      NAME                                   ADDRESS                         TYPE OF BUSINESS
                      ----                                   -------                         ----------------
AAM High Yield Fund, L.L.C.                       440 Lincoln Street              Limited liability company
                                                  Worcester MA 01653

AFC Capital Trust I                               440 Lincoln Street              Statutory Business Trust
                                                  Worcester MA 01653

Allmerica Asset Management, Limited               440 Lincoln Street              Investment advisory services
                                                  Worcester MA 01653

Allmerica Benefits, Inc.                          440 Lincoln Street              Non-insurance medical services
                                                  Worcester MA 01653

Allmerica Financial Alliance Insurance            440 Lincoln Street              Multi-line property and casualty
Company                                           Worcester MA 01653              insurance

Allmerica Financial Benefit Insurance             645 West Grand River            Multi-line property and casualty
Company                                           Howell MI 48843                 insurance

Allmerica Financial Insurance                     440 Lincoln Street              Insurance Broker
Brokers, Inc.                                     Worcester MA 01653

Allmerica Financial Services Insurance            440 Lincoln Street              Insurance Agency
Agency, Inc.                                      Worcester MA 01653

Allmerica Funding Corp.                           440 Lincoln Street              Investment corporation
                                                  Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Alabama                                           Worcester MA 01653

Allmerica Investments Insurance Agency of         440 Lincoln Street              Insurance Agency
Florida, Inc.                                     Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Georgia                                           Worcester MA 01653

Allmerica Investment Insurance Agency Inc. of     440 Lincoln Street              Insurance Agency
Kentucky                                          Worcester MA 01653

Allmerica Investments Insurance Agency Inc. of    440 Lincoln Street              Insurance Agency
Mississippi                                       Worcester MA 01653

Allmerica Plus Insurance Agency, Inc.             440 Lincoln Street              Insurance Agency
                                                  Worcester MA 01653

Allmerica Securities Trust                        440 Lincoln Street              Investment Trust
                                                  Worcester MA 01653

AMGRO, Inc.                                       100 North Parkway               Premium financing
                                                  Worcester MA 01605

AMGRO Receivables Corporation                     100 North Parkway               Receivables Purchase Corporation
                                                  Worcester MA 01605

Citizens Insurance Company of America             645 West Grand River            Multi-line property and casualty
                                                  Howell MI 48843                 insurance

Citizens Insurance Company of Illinois            333 Pierce Road                 Multi-line property and casualty
                                                  Itasca IL 60143                 insurance

Citizens Insurance Company of the                 3950 Priority Way               Multi-line property and casualty
Midwest                                           South Drive, Suite 200          insurance
                                                  Indianapolis IN 46280

Citizens Insurance Company of Ohio                8101 N. High Street             Multi-line property and casualty
                                                  P.O. Box 342250                 insurance
                                                  Columbus OH  43234

Citizens Management, Inc.                         440 Lincoln Street              Risk management services
(formerly known as Sterling Risk Management       Worcester MA 01653
Services, Inc.)

Financial Profiles, Inc.                          5421 Avenida Encinas            Software company
                                                  Suite A
                                                  Carlsbad CA  92008

First Allmerica Financial Life Insurance          440 Lincoln Street              Life, pension, annuity, accident
Company                                           Worcester MA 01653              and health insurance company

First Sterling Limited                            41 Cedar Avenue                 Holding Company
                                                  Hamilton HM 12,
                                                  Bermuda

First Sterling Reinsurance Company                41 Cedar Avenue                 Reinsurance Company
Limited                                           Hamilton HM 12,
                                                  Bermuda

The Hanover American Insurance                    440 Lincoln Street              Multi-line property and casualty
Company                                           Worcester MA 01653              insurance

The Hanover Insurance Company                     440 Lincoln Street              Multi-line property and casualty
                                                  Worcester MA 01653              insurance

The Hanover Insurance Group, Inc.                 440 Lincoln Street              Holding Company
                                                  Worcester MA 01653

The Hanover New Jersey Insurance Company          440 Lincoln Street              Insurance Company
                                                  Worcester MA 01653

Hanover Texas Insurance Management                NationsBank Tower               Attorney-in-fact for Hanover Lloyd's
Company, Inc.                                     15301 Dallas Pkwy.              Insurance Company
                                                  Dallas TX  75248

Hanover Lloyd's Insurance Company                 7557 Rambler Road               Multi-line property and casualty
                                                  Suite 500                       insurance
                                                  Dallas TX 75231

Lloyds Credit Corporation                         100 North Parkway               Premium financing service
                                                  Worcester MA 01605              franchises

Massachusetts Bay Insurance Company               440 Lincoln Street              Multi-line property and casualty
                                                  Worcester MA 01653              insurance

Opus Investment Management, Inc.                  440 Lincoln Street              Investment advisory services
(formerly known as Allmerica Asset                Worcester MA 01653
Management, Inc.)

Opus Investment Trust                             440 Lincoln Street              Investment Trust
(formerly known as VeraVest Trust)                Worcester MA 01653

VeraVest Investments, Inc.                        440 Lincoln Street              Securities, retail broker-dealer
(formerly known as Allmerica                      Worcester MA 01653
Investments, Inc.)

ITEM 27.   NUMBER OF CONTRACT OWNERS

   As of February 28, 2006, there were 3,471 Contract holders of qualified Contracts and 1,249 Contract holders of non-qualified Contracts.

ITEM 28.   INDEMNIFICATION

   To the fullest extent permissible under Massachusetts General Laws, no director shall be personally liable to the Company or any policyholder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director:

   1. for and breach of the director's duty of loyalty to the Company or its policyholders;

   2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

   3. for liability, if any, imposed on directors of mutual insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c.156B Section 62;

   4. for any transactions from which the director derived an improper personal benefit.

ITEM 29.   PRINCIPAL UNDERWRITERS

   (a) VeraVest Investments, Inc. also acts as principal underwriter for the following:

       - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

       - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

   (b) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is: 440 Lincoln Street Worcester, Massachusetts 01653

         NAME                     POSITION OR OFFICE WITH UNDERWRITER
         ----                     -----------------------------------
         Charles F. Cronin        Vice President, Secretary/Clerk and Group Counsel

         Claudia J. Eckels        Vice President

         Mary Anne Gay            Anti-Money Laundering Officer and Chief Compliance Officer

         J. Kendall Huber         Director

         Kathleen M. Loftus       Vice President

         Mark C. McGivney         Director and Treasurer

         K. David Nunley          Vice President

         Marilyn T. Smith         Director

         Paula J. Testa           President, Chief Executive Officer, Chief Operating Officer

   (c) As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by VeraVest Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2005. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

   Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.

ITEM 31.   MANAGEMENT SERVICES

   The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 32.   UNDERTAKINGS

   (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) The Registrant hereby undertakes to include in the prospectus a toll-free telephone number that a Contract Owner can call to request a Statement of Additional Information.

   (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

   (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

   (e) The Company hereby represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

   Registrant, a separate account of First Allmerica Financial Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

   1. Appropriate disclosures regarding the redemption/withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

   2. Appropriate disclosures regarding the redemption/withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

   3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption/withdrawal restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

   4. A signed statement acknowledging the participant's understanding of (i) the restrictions on redemption/withdrawal imposed by the Program and by
       Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

   Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a

   Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of
   Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 3rd day of April, 2006.

                            SEPARATE ACCOUNT VA-K OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                         By: /s/ Sheila B. St. Hilaire
                             ----------------------------------------
                             Sheila B. St. Hilaire, Vice President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES                    TITLE                                                                              DATE
----------                    -----                                                                              ----
Frederick H. Eppinger Jr.*    Chairman of the Board                                                              April 3, 2006
---------------------------

/s/ Warren E. Barnes          Vice President and Corporate Controller
---------------------------
Warren E. Barnes

J. Kendall Huber*             Director, Senior Vice President, General Counsel and Assistant Secretary
---------------------------

Ann K. Tripp*                 Director, Vice President and Chief Investment Officer
---------------------------

Mark C. Mcgivney*             Vice President and Treasurer
---------------------------

Edward J. Parry, III*         Director, President, Chief Financial Officer, Vice Chair and Assistant Treasurer
---------------------------

Marilyn T. Smith*             Director and Vice President
---------------------------

Gregory D. Tranter*           Director, Vice President and Chief Information Officer
---------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 14, 2006 duly executed by such persons.

/s/ Sheila B. St. Hilaire
--------------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact

                                  EXHIBIT TABLE

Exhibit 8(f)     Directors' Power of Attorney

Exhibit 8(g)     Third Party Agreement (TPA) between Security Benefit Life
                 Insurance Co, Security Distributors, Inc and The Goldman Sachs
                 Group, Inc.

Exhibit 8(h) Form of Administrative Services Agreement dated January 2, 2006 between the Company and Goldman Sachs Variable Insurance Trust

Exhibit 8(i)     Work Assignment between Security Benefit Life Insurance Co,
                 Security Distributors, Inc and the Company

Exhibit 8(j) Form of Transition Services Agreement dated December 30, 2005 between The Hanover Insurance Group, Inc., First Allmerica
                 Financial Life Insurance Company, and Allmerica Financial Life
                 Insurance and Annuity Company, and The Goldman Sachs Group,
                 Inc.

Exhibit 8(k)     Form of Restructuring Agreement between First Allmerica
                 Financial Life Insurance Company and Allmerica Financial Life
                 Insurance and Annuity Company

Exhibit 8(l)     Form of Goldman Sachs Variable Insurance Trust (the "Trust")
                 Service Agreement

Exhibit 8(m)     Form of Core Administrative Services Agreement by and between
                 First Allmerica Financial Life Insurance Company and Allmerica
                 Financial Life Insurance and Annuity Company

Exhibit 8(n)     Form of Core Coinsurance Agreement by and between First
                 Allmerica Financial Life Insurance Company and Allmerica
                 Financial Life Insurance and Annuity Company

Exhibit 9        Opinion of Counsel

Exhibit 10       Consent of Independent Registered Public Accounting Firm

Exhibit 15(q)    Form of Participation Agreement dated January 2, 2006 between
                 Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co, and First Allmerica Financial Life Insurance and Company